                                                   Filed Pursuant to Rule 485(a)

   As filed with the Securities and Exchange Commission on October 12, 2004.

                       Registration No. 33-19229; 811-5430
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (  X  )
                                                         -----

               Pre-Effective Amendment No.  _____       (_____)
               Post-Effective Amendment No.  82         (  X  )
                                            -----        -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (  X  )
                                                                 -----

               Amendment No.  80                        (  X  )
                                                         -----

                        (Check appropriate box or boxes)

                                   SSgA FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                  909 A Street
                            Tacoma, Washington 98402
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (253) 627-7001


Name and Address of                                    Copies to:
-------------------                                    ---------
Agent for Service:
-----------------
Karl J. Ege                                            Philip H. Newman, Esq.
Secretary and General Counsel                          Goodwin Procter LLP
Frank Russell Investment Management Company            Exchange Place
909 A Street                                           Boston, Massachusetts 02109
Tacoma, Washington 98402

            Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective under Rule 485:

     (   ) immediately upon filing pursuant to paragraph (b)
     ( X ) on December 13, 2004 pursuant to paragraph (b)
     (   ) 60 days after filing pursuant to paragraph (a)
     (   ) on (date) pursuant to paragraph (a)(1)
     (   ) 75 days after filing pursuant to paragraph (a)(2)
     (   ) on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:

     ( X ) This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                                  MONEY MARKET

                           US GOVERNMENT MONEY MARKET

                              TAX FREE MONEY MARKET

                                   YIELD PLUS

                                  INTERMEDIATE

                                   BOND MARKET

                                 HIGH YIELD BOND

                                   IAM SHARES

                               CORE OPPORTUNITIES

                                  S&P 500 INDEX

                               DISCIPLINED EQUITY

                                    SMALL CAP

                                 SPECIAL EQUITY

                                AGGRESSIVE EQUITY

                                 LARGE CAP VALUE

                         LARGE CAP GROWTH OPPORTUNITIES

                              TUCKERMAN ACTIVE REIT

                                EMERGING MARKETS

                          INTERNATIONAL STOCK SELECTION

                       INTERNATIONAL GROWTH OPPORTUNITIES

                              MSCI(R) EAFE(R) INDEX

                        LIFE SOLUTIONS INCOME AND GROWTH

                             LIFE SOLUTIONS BALANCED

                              LIFE SOLUTIONS GROWTH


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       PROSPECTUS DATED DECEMBER 13, 2004

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                            3

  INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES                          3
  PRINCIPAL RISKS                                                                   14
  RISK AND RETURN                                                                   19

FEES AND EXPENSES OF THE FUNDS                                                      42

MANAGEMENT OF THE FUNDS                                                             48

  PORTFOLIO MANAGEMENT                                                              50

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES AND RISKS               53

  TEMPORARY DEFENSIVE POSITION                                                      61

SHAREHOLDER INFORMATION                                                             62

  PURCHASE OF FUND SHARES                                                           62
  REDEMPTION OF FUND SHARES                                                         64
  EXCHANGES                                                                         68
  MARKET TIMING/EXCESSIVE TRADING                                                   68
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                      68
  PRICING OF FUND SHARES                                                            69
  DIVIDENDS AND DISTRIBUTIONS                                                       70
  TAXES                                                                             72

INFORMATION REGARDING STANDARD & POOR'S CORPORATION                                 73

INFORMATION ABOUT MORGAN STANLEY CAPITAL INTERNATIONAL                              73

FINANCIAL HIGHLIGHTS                                                                75

  MONEY MARKET FUND                                                                 75
  US GOVERNMENT MONEY MARKET FUND                                                   76
  TAX FREE MONEY MARKET FUND                                                        77
  YIELD PLUS FUND                                                                   78
  INTERMEDIATE FUND                                                                 79
  BOND MARKET FUND                                                                  80
  HIGH YIELD BOND FUND                                                              81
  CORE OPPORTUNITIES FUND                                                           82
  S&P 500 INDEX FUND                                                                83
  DISCIPLINED EQUITY FUND                                                           84
  SMALL CAP FUND                                                                    85
  SPECIAL EQUITY FUND                                                               86
  AGGRESSIVE EQUITY FUND                                                            87
  IAM SHARES FUND                                                                   88
  TUCKERMAN ACTIVE REIT                                                             89
  EMERGING MARKETS FUND                                                             90
  MSCI EAFE INDEX FUND                                                              91
  INTERNATIONAL STOCK SELECTION FUND                                                92
  INTERNATIONAL GROWTH OPPORTUNITIES FUND                                           93
  LIFE SOLUTIONS INCOME AND GROWTH FUND                                             94
  LIFE SOLUTIONS BALANCED FUND                                                      95
  LIFE SOLUTIONS GROWTH FUND                                                        96

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS                                         97

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Through this prospectus, the SSgA Funds (the Funds) offers shares in the following separate funds. All of the Funds are considered diversified as defined in the Investment Company Act of 1940, as amended (the 1940 Act), with the exception of the SSgA Tuckerman Active REIT Fund (which is non-diversified):

-    SSgA Money Market Fund (Money Market Fund)

-    SSgA US Government Money Market Fund (US Government MM Fund)

-    SSgA Tax Free Money Market Fund (Tax Free MM Fund)

-    SSgA Yield Plus Fund (Yield Plus Fund)

-    SSgA Intermediate Fund (Intermediate Fund)

-    SSgA Bond Market Fund (Bond Market Fund)

-    SSgA High Yield Bond Fund (High Yield Bond Fund)

-    SSgA Core Opportunities Fund (Core Opportunities Fund)

-    SSgA S&P 500 Index Fund (S&P 500 Index Fund)

-    SSgA Disciplined Equity Fund (Disciplined Equity Fund)

-    SSgA Small Cap Fund (Small Cap Fund)

-    SSgA Special Equity Fund (Special Equity Fund)

-    SSgA Aggressive Equity Fund (Aggressive Equity Fund)

-    SSgA IAM SHARES Fund (IAM SHARES Fund)

-    SSgA Large Cap Value Fund (Large Cap Value Fund)

-    SSgA Large Cap Growth Opportunities Fund (Large Cap Growth Opportunities
     Fund)

-    SSgA Tuckerman Active REIT Fund (Active REIT Fund)

-    SSgA Emerging Markets Fund (Emerging Markets Fund)

-    SSgA International Stock Selection Fund (International Stock Selection
     Fund)

- SSgA International Growth Opportunities Fund (International Growth Opportunities Fund)

-    SSgA MSCI(R) EAFE(R) Index Fund (MSCI EAFE Index Fund)

-    SSgA Life Solutions Income and Growth Fund (Income and Growth Fund)

-    SSgA Life Solutions Balanced Fund (Balanced Fund)

-    SSgA Life Solutions Growth Fund (Growth Fund)


As indicated below, some funds have a fundamental investment objective which may be changed only with the approval of a majority of the fund's shareholders as defined by the 1940 Act. Other funds have a nonfundamental investment objective which may be changed by the Board of Trustees of the SSgA Funds (Board of Trustees or board) without shareholder approval. SSgA Funds Management, Inc. (the Advisor), serves as the Funds' investment advisor. The principal risks associated with investing in each fund are explained in the Principal Risks section.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

MONEY MARKET FUND. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.


The Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; US government securities; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit, Section 4(2) commercial paper; and repurchase agreements.

The Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, dollar-denominated instruments of foreign banks and corporations, government securities, income, interest rate, market, money market, and prepayment.


US GOVERNMENT MM FUND. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The fund attempts to meet its investment objective by investing substantially all of its investable assets in obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities or in repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may invest in obligations of US agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank that are neither insured nor guaranteed by the US Treasury. Because the US Government MM Fund may be 100% invested in securities of the US government, its agencies or instrumentalities, its return may be less than a fund which can invest without limitation in all types of securities. The US Government MM Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.


The US Government MM Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Government securities, eligible securities, money market securities, portfolio maturity, repurchase agreements, and variable and floating rate securities.

The US Government MM Fund is subject to the following risks, as described under "Principal Risks:" Government securities, interest rate, market, and money market.


TAX FREE MM FUND. The fundamental investment objective is to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

The fund has a fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality and short-term municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund may buy or sell securities on a when-issued or forward commitment basis.

The fund may not invest more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

The Tax Free MM Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities, eligible securities, portfolio maturity, municipal securities, tax exempt commercial paper, US government securities, variable and floating rate securities, and repurchase agreements.

The Tax Free MM Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, government securities, income, interest rate, liquidity, market, money market, municipal obligations, and prepayment.


YIELD PLUS FUND. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund attempts to meet its objective by investing primarily in high-quality, dollar-denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including futures, options, and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.


The Yield Plus Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Variable and floating rate securities; asset-backed securities; cash sweep; investment grade securities; securities lending; mortgage-backed securities; US government securities; futures contracts and options on futures; interest rate caps, floors and collars; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; Section 4(2) commercial paper, repurchase agreements; portfolio duration; and options on securities and securities indices.


The Yield Plus Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, market, mortgage-backed securities, prepayment and sector.

INTERMEDIATE FUND. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund under normal market conditions invests at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the return of the Lehman Brothers(R) Intermediate Government/Credit (LBIGC) Index and match the LBIGC Index's duration at all times while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.


The Intermediate Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: asset backed securities; cash sweep; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate caps, floors and collars; mortgage-backed securities; mortgage-backed rolls; options on securities and securities indices; portfolio duration; portfolio maturity; repurchase agreements; securities lending; Treasury inflation-protection securities; U.S. government securities; Section 4(2) commercial paper; and variable and floating rate securities.

The Intermediate Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, market, mortgage-backed rolls, mortgage-backed securities, portfolio turnover, prepayment and sector.


BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match the LBAB Index's duration at all times while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.


The Bond Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Asset-backed securities; cash sweep; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate caps, floors and collars; mortgage-backed securities; mortgage-backed rolls; options on securities and securities indices; portfolio duration; repurchase agreements; securities lending; Treasury inflation-protection securities; Section 4(2) commercial paper; US government securities; and variable and floating rate securities.

The Bond Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, market, mortgage-backed rolls, mortgage-backed securities, portfolio turnover, prepayment, and sector.


HIGH YIELD BOND FUND. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) High Yield Bond (LBHYB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Debt securities may be either fixed, zero coupon, payment in kind, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may invest up to 20% of its assets in equity securities, including real estate investment trusts, warrants, preferred stock and common stock. The fund may also hold equity securities if delivered to the fund in connection with debt securities held by the fund. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. The duration of the instruments in which the fund invests is linked to the LBHYB Index. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.


The High Yield Bond Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: asset backed securities; cash sweep; commercial paper and other short-term obligations; section 4(2) commercial paper; depositary shares; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate caps, floors and collars; mortgage-backed securities; mortgage-backed rolls; non-investment grade fixed income securities; options on securities and securities indices; portfolio duration; preferred stocks; real estate investment trusts; portfolio maturity; repurchase agreements; securities lending; variable and floating rate securities; and warrants.


The High Yield Bond Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, liquidity, market, mortgage-backed rolls, mortgage-backed securities, non-investment grade securities, portfolio turnover, prepayment and sector.

CORE OPPORTUNITIES FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.


The Core Opportunities Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, futures contracts and option on futures, government securities, IPO holding, options on securities and securities indices, repurchase agreements, and securities lending.

The Core Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, fundamental strategy, government securities, IPO holding, large capitalization securities, market, medium capitalization securities, and sector.


S&P 500 INDEX FUND. The fundamental investment objective is to seek to replicate the total return of the S&P 500(R) Index. The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the S&P Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500(R) Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may also invest in futures and options.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For more information, please see "Additional Information . . . Management of a Feeder Portfolio."


The S&P 500 Index Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: management of a feeder portfolio, S&P 500 Index, futures contracts and options on futures, depositary receipts, securities lending, and US government securities.

The S&P 500 Index Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, large capitalization securities, market, master/feeder structure, passive strategy, and sector.


DISCIPLINED EQUITY FUND. The fundamental investment objective is to provide total returns that exceed over time the S&P 500(R) Index through investment in equity securities.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor return forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.


The equity strategy used by the fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the fund to hold most, but not all, of the securities in the benchmark. The fund seeks to maintain similar sector and industry weightings as the benchmark, thus managing the risk associated with more actively managed portfolios.

The Disciplined Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, equity swaps, futures contracts and option on futures, IPO holding, options on securities and securities indices, repurchase agreements, and securities lending.

The Disciplined Equity Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, large capitalization securities, liquidity, market, quantitative strategy, sector, and small capitalization securities.


SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.


The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with a market capitalization generally ranging in value from approximately $68 million to $2.35 billion. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."


Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.


The Small Cap Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, futures contracts and options on futures, equity swaps, initial public offerings (IPO holding and IPO trading), depositary receipts; repurchase agreements, options on securities and securities indices, US government securities, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Small Cap Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, IPO trading, liquidity, market, portfolio turnover, quantitative strategy, real estate securities, sector and small capitalization securities.


SPECIAL EQUITY FUND. The nonfundamental investment objective is to maximize total return through investment in mid- and small capitalization US equity securities.


Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will attempt to meet its objective through the active selection of mid- and small capitalization equity securities based on fundamental analysis. The investment approach emphasizes bottom-up stock selection informed by a top-down macroeconomic outlook. The fund management team focuses on identifying high quality stocks with sustainable growth prospects, paying particular attention to changes in the rates of growth of individual companies' earnings. The fund may also invest in initial public offerings with the intention of immediately selling the shares in the after-market. The fund seeks to outperform the Russell 2500(TM) Index which has total market capitalization generally ranging in value from approximately $68 million to $6.5 billion.

The Special Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, equity swaps, futures contracts and option on futures, initial public offerings (IPO holding), options on securities and securities indices, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Special Equity Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, fundamental strategy, IPO holding and IPO trading, liquidity, market, medium capitalization securities, real estate securities, sector and small capitalization securities.


AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.


Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The investable universe is constructed using the Russell 3000(R) Index, which is a combination of the larger-capitalization Russell 1000(R) Index and the smaller-capitalization Russell 2000(R) Index. Securities in the Russell 3000 Index include those companies with a market capitalization range of approximately $68 million to $346 billion. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The Aggressive Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, futures contracts and options on futures, IPO trading, options on securities and securities indices, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Aggressive Equity Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, IPO trading, large capitalization securities, liquidity, market, portfolio turnover, quantitative strategy, real estate securities, sector, and small capitalization securities.


IAM SHARES FUND. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM Companies).


The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM Companies. IAM Companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500(R) Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM Companies. Shareholders will be notified 60 days prior to changing the 80% policy. As of the fiscal year-end of the fund, August 31, 2004, there was a universe of 342 publicly traded IAM Companies as provided by the IAM. Based on the current model environment, nearly half of the 342 IAM-represented companies comprised the August 31, 2004 investments in the fund. The weighted average capitalization of the fund was $86.6 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment. The fund may participate in initial public offerings of IAM Companies.


The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund frequently in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest up to 20% of its assets in securities in non-IAM Companies contained in the S&P 500 Index. In the 20% portion, the portfolio management team screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union as having non-union sentiment.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.


In addition to the equity securities of IAM Companies described above, the IAM SHARES Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus:
Futures contracts and options on futures, depositary receipts, IPO holding, repurchase agreements, US government securities, real estate investment trusts, real estate related industries, and securities lending.


The IAM SHARES Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, large capitalization securities, market, quantitative strategy, real estate securities, sector and small capitalization securities.

LARGE CAP VALUE FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.


Under normal market conditions, the fund invests at least 80% of total assets in equity securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $527 million to $346 billion. The fund will measure its performance against the Russell 1000(R) Value Index. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities that are undervalued relative to their peers. The Advisor applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The Advisor may use various techniques, including buying and selling derivative instruments such as futures contracts or exchange traded funds to increase or decrease the fund's exposure to changing market conditions that affect security values. The fund may participate in initial public offerings and may also invest in securities of foreign issuers.

The Large Cap Value Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, equity swaps, futures contracts and option on futures, initial public offerings (IPO holding and IPO trading), options on securities and securities indices, preferred stock, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Large Cap Value Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign securities, IPO holding, IPO trading, large capitalization securities, market, portfolio turnover, quantitative strategy, and value stocks.


LARGE CAP GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing in equity securities.


Under normal market conditions, the fund invests at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $527 million to $346 billion. The fund will measure its performance against the Russell 1000(R) Growth Index.


The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding less than 75 companies exhibiting growth characteristics. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The companies in the fund generally exhibit stronger potential for earnings growth than their industry peers, as well as a plan to continue the growth trajectory into the future. The fund is diversified across economic sectors, and overweight to the sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.


The Large Cap Growth Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, futures contracts and option on futures, initial public offerings (IPO holding and IPO trading), options on securities and securities indices, preferred stock, repurchase agreements, and securities lending.

The Large Cap Growth Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign securities, fundamental strategy, growth stocks, IPO holding, IPO trading, large capitalization securities, and market.


ACTIVE REIT FUND. The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.


Under normal market conditions, the fund will invest at least 80% of its assets in REIT securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The Active REIT Fund is not a diversified mutual fund, as defined by the 1940 Act. The top five holdings in the Active REIT Fund portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund. To the extent the Active REIT Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the fund's share price. Similarly, to the extent the fund chooses to invest in fewer issuers, the fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers. The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones Wilshire REIT(R) Index and across different types and regions based on the fundamental research of the Advisor. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The fund may invest up to 20% of its assets in non-REIT real estate securities, and equity and fixed-income securities of non-real estate companies.

The Active REIT Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, futures contracts and options on futures, real estate investment trusts, real estate-related industries, and securities lending.

The Active REIT Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, derivatives, fundamental strategy, income, large capitalization securities, liquidity, market, real estate securities, sector and small capitalization securities.


EMERGING MARKETS FUND. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.


Under normal circumstances, the fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the fund invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the fund's assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.


The fund may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. The fund may also invest in fixed income securities rated investment grade or better issued by US companies. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International(R) Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will include those countries among the countries in which it may invest.


The Emerging Markets Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, emerging markets, foreign government securities, foreign issuers, equity swaps, depositary receipts, futures contract and options on futures, investment grade securities, non-investment grade fixed-income securities, initial public offerings (IPO holding and IPO trading), options on securities and securities indices, securities lending, and repurchase agreements.


The Emerging Markets Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, derivatives, emerging market, equity securities, foreign currency, foreign securities, IPO holding, IPO trading, large capitalization securities, liquidity, market, non-investment grade securities, portfolio turnover, quantitative strategy, sector and small capitalization securities.




INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the 80% investment policy.

The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI(R) EAFE(R) Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.


The International Stock Selection Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, foreign issuers, equity swaps, depositary receipts, futures contracts and options on futures, IPO holding, options on securities and securities indices, and securities lending.

The International Stock Selection Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign currency, foreign securities, growth stocks, IPO holding, large capitalization securities, liquidity, market, quantitative strategy, small capitalization securities, and value stocks.


INTERNATIONAL GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.


The International Growth Opportunities Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, emerging markets, foreign government securities, foreign issuers, equity swaps, depositary receipts, futures contract and options on futures, non-investment grade fixed income securities, initial public offerings (IPO holding), options on securities and securities indices, repurchase agreements, and securities lending.


The International Growth Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, emerging market, equity securities, foreign currency, foreign securities, fundamental strategy, IPO holding, large capitalization securities, liquidity, market, non-investment grade securities and small capitalization securities.

MSCI EAFE INDEX FUND. The nonfundamental investment objective is to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the MSCI(R) EAFE(R) Index). The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street MSCI EAFE Index Portfolio (the MSCI EAFE Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of the fund's total assets will be invested (either on its own or as a part of a master/feeder structure) in stocks of the MSCI EAFE Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the MSCI EAFE Index. The MSCI EAFE Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchanges of 21 developed market countries (but not the United States). The portfolio management team seeks a correlation of .95, before expenses, or better between the fund's performance and the performance of the MSCI EAFE Index; a figure of 1.00 would represent perfect correlation. For more information, please see "Additional Information . . . Management of a Feeder Portfolio."


The MSCI EAFE Index Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Foreign issuers, futures contracts, MSCI EAFE Index, management of a feeder portfolio.

The MSCI EAFE Index Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign currency, foreign securities, large capitalization securities, liquidity, market, master/feeder structure, and passive strategy.


LIFE SOLUTIONS FUNDS. The Life Solutions Funds attempt to meet their objectives by investing substantially all of their investable assets in shares of various combinations of the Investment Company's portfolios (the Underlying Funds). These combinations offer varying degrees of potential risk and reward. The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund's investment objective is nonfundamental:

LIFE SOLUTIONS INCOME AND GROWTH FUND seeks income and, secondarily, long-term growth of capital.

LIFE SOLUTIONS BALANCED FUND seeks a balance of growth of capital and income.

LIFE SOLUTIONS GROWTH FUND seeks long-term growth of capital.

The Life Solutions Funds are designed as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:

     LIFE SOLUTIONS FUND    CAPITAL APPRECIATION    INCOME     VOLATILITY
     --------------------------------------------------------------------
     Income and Growth      Low                     High       Low
     Balanced               Medium                  Medium     Medium
     Growth                 High                    Low        High


Through investment in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations among classes of equity, international equity, fixed-income and short-term asset funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. It also shows the weightings of each Underlying Fund as of August 31, 2004. Generally, re-allocation occurs on a monthly basis or more frequently at the Advisor's discretion. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.



                                                       INCOME AND
     ASSET CLASS/UNDERLYING FUND                       GROWTH           BALANCED      GROWTH
     ----------------------------------------------------------------------------------------
     Range of Total Equities                             20-60%          40-80%       60-100%

                                                         WEIGHTINGS IN EACH UNDERLYING FUND
                                                              AS OF AUGUST 31, 2004 (%)

        US EQUITIES                                      20-60%          40-80%       60-100%
           S&P 500 Index Fund                             8.45%          11.38%        14.21%
           Disciplined Equity Fund
           Small Cap Fund
           Aggressive Equity Fund                        14.16%          20.08%        26.26%
           Core Opportunities Fund
           Special Equity Fund
           IAM SHARES Fund
           Tuckerman Active REIT Fund                     2.16%           2.16%         2.13%
           Large Cap Value Fund                           6.09%           9.01%        12.14%
           Large Cap Growth Opportunities Fund            8.08%          10.98%        14.00%

        INTERNATIONAL EQUITIES(1)
           International Stock Selection Fund             4.52%           9.51%        14.56%
           Emerging Markets Fund                          0.52%           0.52%         0.53%
           International Growth Opportunities Fund        1.52%           1.50%         1.42%
           MSCI EAFE Index Fund

     Range of Bonds                                      40-80%          20-60%         0-40%
           Bond Market Fund                              52.57%          32.88%        12.84%
           High Yield Bond Fund
           Intermediate Fund
           Yield Plus Fund

     Range of Short-Term Assets                           0-20%           0-20%         0-20%
           Money Market Fund                              1.93%           1.98%         1.91%
           US Government Money Market Fund


The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees and may be changed at any time by the board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the portfolio management team will rebalance each Life Solution Fund's holdings at least quarterly, or more frequently as the team determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the portfolio manager will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the fund management team will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.

AFFILIATED PERSONS. The Advisor and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. The trustees believe they have structured the Life Solutions Funds to avoid these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

INVESTMENTS IN THE UNDERLYING FUNDS. The Life Solutions Funds invest primarily in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds, and is subject to the risks of the investments of the Underlying Funds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved.

PRINCIPAL RISKS

Investment in the SSgA Funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a fund. There can be no assurance that a fund will achieve its objective. An investment in the SSgA Funds is

----------
(1) International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Each of the Funds has risks associated with it. This section contains a detailed description (arranged alphabetically) of the risks associated with a fund, as identified in "Principal Investment Strategies" above. Information about the specific instruments or investment techniques referred to in this section is contained in the section called "Additional Information about the Funds' Investment Policies and Risks."


ASSET-BACKED SECURITIES RISK. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

CALL RISK. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and the potential for taxable capital gains.

CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.


DERIVATIVES RISK. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.


DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations.

EMERGING MARKET RISK. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Investments in securities in developing market countries are also generally more volatile and less liquid than investments in securities in markets of developed countries. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, a fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles, which may result in the fund paying additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

EQUITY SECURITIES RISK. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

EXTENSION RISK. Extension risk is the risk than an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yield securities.


FOREIGN CURRENCY RISK. A fund that invests in foreign (non-US) securities or securities denominated in foreign (non-US) currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.


FOREIGN SECURITIES RISK. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations carry risks relating to political, economic or regulatory conditions in foreign countries, such as:
(1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. All of these factors may adversely affect investment in foreign securities, making such investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.

FUNDAMENTAL STRATEGY RISK. Some funds are managed according to traditional methods of active investment management, which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. A fund managed according to a fundamental strategy is subject to the risk that the investments chosen for the fund by the Advisor, based on the analysis conducted by the portfolio manager and securities analyst, may fail to perform as expected.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

GROWTH STOCKS RISK. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. As a result growth stocks tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks (e.g., value stocks).

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

IPO HOLDING RISK. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a fund can participate. Even when the fund requests to participate in an IPO, there is no guarantee that a fund will receive an allotment of shares in an IPO sufficient to satisfy a fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO TRADING RISK. IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.


LARGE CAPITALIZATION SECURITIES RISK. A fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MASTER/FEEDER STRUCTURE RISK. Unlike a traditional mutual fund that invests directly in securities, a fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the fund. The ability of the fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Advisor of the fund may also serve as investment advisor to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the funds and the master fund. If a situation arises that may result in a conflict, the trustees and officers of the funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.


MEDIUM CAPITALIZATION SECURITIES RISK. Securities of companies with medium size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because medium capitalization companies typically have less seasoned management, smaller product lines and less access to liquidity than large capitalization companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of medium capitalization companies tend to be less certain than large capitalization companies and the dividends paid on mid-capitalization stocks are frequently negligible. Moreover, medium capitalization stocks have, on occasion, fluctuated in the opposite direction of large capitalization stocks or the general stock market. Consequently, securities of mid-capitalization companies tend to be more volatile than those of large capitalization companies.


MORTGAGE-BACKED ROLL RISK. A forward roll is when an investor replaces an old options position with new one with a later expiration date (and same strike price). There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities represent either direct or indirect participation in, or obligations collateralized by and payable from, mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Furthermore, mortgage-backed securities are subject to prepayment risk as described elsewhere in this section. Mortgage-backed securities may also be subject to call risk and extension risk, as described elsewhere in this section.

MUNICIPAL OBLIGATIONS RISK. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

NON-INVESTMENT GRADE SECURITIES RISK. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) or Baa by Moody's (Ba, B, Caa, Ca, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

          - Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

          -  Changes in the financial condition of their issuers; and

          -  Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are subject to greater credit/default risk, as described elsewhere in this section.

PASSIVE STRATEGY RISK. Some funds utilize a passive investment strategy, attempting to replicate the composition of an unmanaged index of securities. The ability of such a fund to achieve significant correlation between the performance of the fund and the index may be affected by changes in securities markets, changes in the composition of the index, the timing of purchases and redemptions of fund shares, and fees and expenses of the index fund. A fund employing a passive strategy will hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a fund's return to be lower than if the fund employed an active strategy.

PORTFOLIO TURNOVER RISK. The turnover rate of a portfolio cannot be predicted. Funds subject to this risk will have annual portfolio turnover rates that generally will fall within the range of 100-300%. Securities having a maturity of one year or less are not included in the turnover calculation. A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.

PREPAYMENT RISK. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. Prepayment of loans underlying asset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.


QUANTITATIVE STRATEGY RISK. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a fund having a lower return than if the fund was managed using a fundamental or passive investment management strategy.


REAL ESTATE SECURITIES RISK. Just as real estate values go up and down, the value of securities of companies involved in the real estate industry also fluctuate. A fund that invests in REITs and other real estate securities is subject to risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

SMALL CAPITALIZATION SECURITIES RISK. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a fund that maintains significant exposure to small cap stocks.

VALUE STOCKS RISK. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks). "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

RISK AND RETURN

The following bar charts illustrate the risks of investing in each fund by showing changes in a fund's performance from year to year over the life of the fund. The accompanying tables further illustrate the risks of investing in a fund by showing how the fund's average annual returns for 1, 5 and 10 years (or, if less, since a fund's inception) compare to the returns of a broad-based securities market index. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

MONEY MARKET FUND

Annual Total Returns

[bar chart]

1994               3.99%
1995               5.76%
1996               5.21%
1997               5.37%
1998               5.30%
1999               4.91%
2000               6.18%
2001               4.01%
2002               1.57%
2003               0.84%

Best Quarter - September 30, 2000: 1.59%

Worst Quarter - December 31, 2003: 0.18%


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index, the Citigroup 3-Month Treasury Bill Index (returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

                                            1 YEAR    5 YEARS    10 YEARS
Money Market Fund                            0.84%     3.48%       4.30%

Citigroup 3-month Treasury Bill Index        1.07%     3.50%       4.29%

The returns would have been lower without the contractual expense reimbursement.

                                  7-Day Yields

                     For the Period Ended December 31, 2003:

                                           CURRENT      EFFECTIVE
Money Market Fund                             0.72%          0.72%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

US GOVERNMENT MONEY MARKET FUND

Annual Total Returns

[bar chart]

1994               3.93%
1995               5.61%
1996               5.14%
1997               5.26%
1998               5.21%
1999               4.78%
2000               6.09%
2001               3.91%
2002               1.49%
2003               0.77%

Best Quarter - December 31, 2000: 1.57%

Worst Quarter - December 31, 2003: 0.16%


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index, the Citigroup 3-Month Treasury Bill Index (returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

                                            1 YEAR    5 YEARS    10 YEARS
US Government Money Market Fund              0.77%     3.39%       4.20%

Citigroup 3-month Treasury Bill Index        1.07%     3.50%       4.29%

                                  7-Day Yields

                     For the Period Ended December 31, 2003:

                                           CURRENT      EFFECTIVE
US Government Money Market Fund               0.65%          0.74%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

TAX FREE MONEY MARKET FUND

Annual Total Returns

[bar chart]

1995               3.41%
1996               2.93%
1997               3.07%
1998               2.97%
1999               2.77%
2000               3.62%
2001               2.34%
2002               1.04%
2003               0.49%

Best Quarter - June 30, 2000: 0.95%

Worst Quarter - September 30, 2003: 0.07%


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

                                            1 YEAR     5 YEAR   INCEPTION*
Tax Free Money Market Fund                   0.49%      2.04%     2.51%

iMoney Net Tax Free Average                  0.53%      2.01%     2.52%

* The fund began operating on December 1, 1994.

                                  7-Day Yields

                     For the Period Ended December 31, 2003:

                                           CURRENT      EFFECTIVE
Tax Free Money Market Fund                    0.57%          0.66%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

YIELD PLUS FUND

Annual Total Returns

[bar chart]

1994               4.10%
1995               6.56%
1996               5.48%
1997               5.54%
1998               4.83%
1999               5.52%
2000               6.68%
2001               4.47%
2002               1.40%
2003               1.15%

Best Quarter - December 31, 2000: 1.82%

Worst Quarter - December 31, 2003: 0.17%


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

YIELD PLUS FUND                             1 YEAR    5 YEARS    10 YEARS
Return Before Taxes                          1.15%     3.82%       4.55%
Return After Taxes on Distributions          0.77%     2.34%       2.71%
Return After Taxes on Distributions
and Sale of Fund Shares                      0.73%     2.32%       2.72%

J.P. Morgan 3-Month LIBOR                    1.23%     3.77%       4.63%

                                  30-Day Yields

                     For the Period Ended December 31, 2003:

                                           CURRENT
Yield Plus Fund                               1.08%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

INTERMEDIATE FUND

Annual Total Returns

[bar chart]

1994              (4.43%)
1995              16.66%
1996               3.69%
1997               7.44%
1998               7.93%
1999              (0.03%)
2000              10.06%
2001               8.09%
2002               8.65%
2003               3.71%

Best Quarter - June 30, 1995: 5.57%

Worst Quarter - March 31, 1994: (3.14%)


Year-to-Date - September 30, 2004: ____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

INTERMEDIATE FUND                           1 YEAR    5 YEARS   INCEPTION*
Return Before Taxes                          3.71%     6.03%       6.03%
Return After Taxes on Distributions          2.37%     3.93%       3.78%
Return After Taxes on Distributions
and Sale of Fund Shares                      2.41%     3.80%       3.71%

Lehman Brothers(R) Intermediate
Government/Credit                            4.31%     6.65%       6.63%

* The fund began operating on September 1, 1993. The returns would have been lower without the contractual fee waivers and reimbursements.

                                  30-Day Yields

                     For the Period Ended December 31, 2003:

                                           CURRENT
Intermediate Fund                             2.52%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

BOND MARKET FUND

Annual Total Returns

[bar chart]

1997               8.93%
1998               8.36%
1999              (1.33%)
2000              10.82%
2001               7.83%
2002              10.00%
2003               3.66%

Best Quarter - September 30, 2002: 4.80%

Worst Quarter - June 30, 1999: (1.24%)


Year-to-Date - September 30, 2004: ____%[TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

BOND MARKET FUND                            1 YEAR    5 YEARS   INCEPTION*
Return Before Taxes                          3.66%     6.10%      6.33%
Return After Taxes on Distributions          2.11%     3.86%      3.98%
Return After Taxes on Distributions
and Sale of Fund Shares                      2.42%     3.79%      3.91%

Lehman Brothers(R) Aggregate Bond Index      4.10%     6.62%      6.86%

* The fund began operating on February 7, 1996. The returns would have been lower without the contractual expense reimbursement.

                                  30-Day Yields

                     For the Period Ended December 31, 2003:

                                           CURRENT
Bond Market Fund                              3.01%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

HIGH YIELD BOND FUND

Annual Total Returns

[bar chart]

1999               8.19%
2000              (2.43%)
2001               1.01%
2002               2.18%
2003              19.72%

Best Quarter - June 30, 2003: 6.62%

Worst Quarter - December 31, 2000: (5.19%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

HIGH YIELD BOND FUND                        1 YEAR    5 YEARS   INCEPTION*
Return Before Taxes                         19.72%     5.46%       5.92%
Return After Taxes on Distributions         16.72%     2.12%       2.66%
Return After Taxes on  Distributions
and Sale of Fund Shares                     12.62%     2.65%       3.07%

Lehman Brothers(R). High Yield Bond Index   28.97%     5.23%       4.26%

* The fund began operating on May 5, 1998.

                                  30-Day Yields

                     For the Period Ended December 31, 2003:

                                           CURRENT
High Yield Bond Fund                          6.99%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

CORE OPPORTUNITIES FUND

Annual Total Returns

[bar chart]

1994              (0.26%)
1995              28.62%
1996              21.43%
1997              37.64%
1998              34.74%
1999              20.87%
2000              (5.79%)
2001              (9.61%)
2002             (24.48%)
2003              21.67%

Best Quarter - December 31, 1998: 23.77%

Worst Quarter - June 30, 2002: (15.67%)


Year-to-Date - September 30, 2004: ____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

CORE OPPORTUNITIES FUND                     1 YEAR    5 YEARS   INCEPTION
Return Before Taxes                         21.67%    (1.11%)     10.57%
Return After Taxes on Distributions         21.51%    (1.59%)      9.48%
Return After Taxes on Distributions
and Sale of Fund Shares                     14.07%    (0.89%)      8.76%

S&P 500(R) Index                            28.68%    (0.57%)     11.07%

* The Fund began operating on September 1, 1993 (formerly known as the SSgA Growth and Income Fund). The returns would have been lower without the contractual expense reimbursement.

S&P 500 INDEX FUND

Annual Total Returns

[bar chart]

1994               1.30%
1995              37.02%
1996              22.65%
1997              33.10%
1998              28.35%
1999              20.89%
2000              (9.21%)
2001             (12.08%)
2002             (22.34%)
2003              28.59%

Best Quarter - December 31, 1998: 21.24%

Worst Quarter - September 30, 2002: (17.35%)


Year-to-Date - September 30, 2004: ____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:


S&P 500 INDEX FUND                          1 YEAR    5 YEARS    10 YEARS
Return Before Taxes                         28.59%    (0.74%)     10.85%
Return After Taxes on Distributions         27.84%    (1.57%)      9.34%
Return After Taxes on Distributions
and Sale of Fund Shares                     18.50%    (0.80%)      8.67%

S&P 500(R) Index                            28.68%    (0.57%)     11.07%

DISCIPLINED EQUITY FUND

Annual Total Returns

[bar chart]

1994              (0.40%)
1995              28.17%
1996              23.68%
1997              34.23%
1998              21.71%
1999              15.35%
2000             (14.13%)
2001             (10.02%)
2002             (21.67%)
2003              28.18%

Best Quarter - December 31, 1998: 22.35%

Worst Quarter - September 30, 2002: (17.31%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

DISCIPLINED EQUITY FUND                     1 YEAR    5 YEARS    10 YEARS
Return Before Taxes                         28.18%    (2.20%)      8.72%
Return After Taxes on Distributions         27.55%    (4.76%)      5.40%
Return After Taxes on Distributions
and Sale of Fund Shares                     18.24%    (2.17%)      6.25%

S&P 500(R) Index                            28.68%    (0.57%)     11.07%

SMALL CAP FUND

Annual Total Returns

[bar chart]

1994              (0.95%)
1995              41.83%
1996              28.79%
1997              23.60%
1998              (7.55%)
1999               3.58%
2000               4.50%
2001               (.92%)
2002             (15.02%)
2003              42.89%

Best Quarter - December 31, 1998: 19.66%

Worst Quarter - September 30, 1998: (27.21%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]

A portion of the fund's performance in 2000 can be attributed to investments in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

SMALL CAP FUND                              1 YEAR    5 YEARS    10 YEARS
Return Before Taxes                         42.89%     5.42%      10.40%
Return After Taxes on Distributions         42.80%     5.38%       9.49%
Return After Taxes on Distributions
and Sale of Fund Shares                     27.87%     4.40%       8.35%

Russell 2000(R) Index                       47.25%     7.13%       9.47%

SPECIAL EQUITY FUND

Annual Total Returns

[bar chart]

1999              50.36%
2000              (4.88%)
2001             (22.69%)
2002             (24.44%)
2003              42.07%

Best Quarter - December 31, 2001: 27.27%

Worst Quarter - September 30, 2000: (31.61%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]

A portion of the fund's performance in 1999 can be attributed to investments in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

SPECIAL EQUITY FUND                         1 YEAR    5 YEARS   INCEPTION*
Return Before Taxes                         42.07%     3.49%       1.47%
Return After Taxes on Distributions         42.07%     3.48%       1.46%
Return After Taxes on Distributions
and Sale of Fund Shares                     27.35%     2.82%       1.18%

Russell Small Cap Completeness Index(TM)    42.89%     4.06%       2.95%

* The fund began operating on April 29, 1998. The returns would have been lower without the contractual expense reimbursement.

AGGRESSIVE EQUITY FUND

Annual Total Returns

[bar chart]

1999             120.79%
2000              (2.57%)
2001             (19.63%)
2002             (12.09%)
2003              33.96%

Best Quarter - December 31, 1999: 69.94%

Worst Quarter - September 30, 2001: (19.64%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


A material portion of the fund's performance in 1999 and 2000 can be attributed to investments in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the Russell 3000 Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

AGGRESSIVE EQUITY FUND                      1 YEAR    5 YEARS   INCEPTION*
Return Before Taxes                         33.96%     15.27%     15.86%
Return After Taxes on Distributions         33.93%      4.84%      5.37%
Return After Taxes on Distributions
and Sale of Fund Shares                     22.08%      7.82%      8.30%

Russell 3000(R) Index                       31.06%      0.37%      0.44%**

* The fund began operating on December 30, 1998. The returns would have been lower without the contractual expense reimbursement.

** Index inception return contains the first full calendar month.

IAM SHARES FUND

Annual Total Returns

[bar chart]

2000              (8.12%)
2001             (12.63%)
2002             (22.97%)
2003              28.63%

Best Quarter - June 30, 2003: 15.99%

Worst Quarter - September 30, 2002: (18.35%)


Year-to-Date - September 30, 2004: ____% [TO BE UPDATED]

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

IAM SHARES FUND                             1 YEAR   INCEPTION*
Return Before Taxes                         28.63%    (2.14%)
Return After Taxes on Distributions         27.95%    (2.54%)
Return After Taxes on Distributions
and Sale of Fund Shares                     18.53%    (1.89%)

S&P 500(R) Index                            28.68%    (1.85%)

* The fund began operating on June 2, 1999.

LARGE CAP VALUE FUND

Because the SSgA Large Cap Value Fund is new and has not completed a full calendar year's operations, performance information is not included in this prospectus. To obtain performance information for the fund when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com.

LARGE CAP GROWTH OPPORTUNITIES FUND

Because the SSgA Large Cap Growth Opportunities Fund is new and has not completed a full calendar year's operations, performance information is not included in this prospectus. To obtain performance information for the fund when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com.

TUCKERMAN ACTIVE REIT

Annual Total Returns

[bar chart]

1999              (0.31%)
2000              34.78%
2001               6.86%
2002               6.56%
2003              31.80%

Best Quarter - June 30, 2000: 13.37%

Worst Quarter - September 30, 1998: (11.58%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the Dow Jones Wilshire REIT Index (index returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:


ACTIVE REIT FUND                            1 YEAR    5 YEARS   INCEPTION*
Return Before Taxes                         31.80%     15.05%     10.14%
Return After Taxes on Distributions         28.91%     12.49%      7.73%
Return After Taxes on Distributions and
Sale of Fund Shares                         20.84%     11.05%      6.96%

Dow Jones Wilshire REIT(R) Index            36.18%     15.14%     10.46%


* The fund began operating on April 29, 1998. The returns would have been lower without the contractual expense reimbursement.

EMERGING MARKETS FUND

Annual Total Returns

[bar chart]

1995              (7.89%)
1996              14.88%
1997              (8.81%)
1998             (15.94%)
1999              64.83%
2000             (29.97%)
2001               0.45%
2002              (5.03%)
2003              53.97%

Best Quarter - December 31, 1999: 26.03%

Worst Quarter - September 30, 2001: (22.10%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

EMERGING MARKETS FUND                       1 YEAR    5 YEARS   INCEPTION*
Return Before Taxes                         53.97%     11.13%      4.15%
Return After Taxes on Distributions         52.77%     10.75%      3.58%
Return After Taxes on Distributions
and Sale of Fund Shares                     35.00%      9.07%      3.14%

MSCI(R) Emerging Market Free Index          56.28%     10.62%      0.19%

* The fund began operating on March 1, 1994. The returns would have been lower without the contractual expense reimbursement.

INTERNATIONAL STOCK SELECTION FUND

Annual Total Returns

[bar chart]

1996               3.92%
1997             (10.10%)
1998              13.54%
1999              32.53%
2000             (16.33%)
2001             (20.46%)
2002             (13.70%)
2003              42.89%

Best Quarter - June 30, 2003: 19.89%

Worst Quarter - September 30, 2002: (18.36%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

INTERNATIONAL STOCK SELECTION FUND          1 YEAR    5 YEARS   INCEPTION*
Return Before Taxes                         42.89%     1.69%       3.00%
Return After Taxes on Distributions         42.04%     0.86%       1.50%
Return After Taxes on Distributions
and Sale of Fund Shares                     27.81%     1.22%       1.86%

MSCI(R) EAFE(R) Net Dividend Index          38.59%    (0.05%)      4.68%

* The fund began operating on March 7, 1995 (formerly known as SSgA Active International Fund). The returns would have been lower without the contractual expense reimbursement.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

Annual Total Returns

[bar chart]

1999              49.99%
2000             (13.41%)
2001             (23.13%)
2002             (24.63%)
2003              31.81%

Best Quarter - December 31, 1999: 27.51%

Worst Quarter - September 30, 2002: (22.10%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

INTERNATIONAL GROWTH OPPORTUNITIES FUND     1 YEAR    5 YEARS   INCEPTION*
Return Before Taxes                         31.81%    (0.17%)     (0.17%)
Return After Taxes on Distributions         31.19%    (0.77%)     (0.73%)
Return After Taxes on Distributions
and Sale of Fund Shares                     20.63%    (0.29%)     (0.29%)

MSCI(R) EAFE(R) Index                       39.17%     0.26%       0.92%

* The fund began operating on April 29, 1998. The returns would have been lower without the contractual expense reimbursement.

MSCI EAFE INDEX FUND

Annual Total Returns

[bar chart]

2002             (16.47%)
2003              37.04%

Best Quarter - June 30, 2003: 19.05%

Worst Quarter - September 30, 2002: (19.76%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

MSCI EAFE INDEX FUND                        1 YEAR   INCEPTION*
Return Before Taxes                         37.04%     8.04%
Return After Taxes on Distributions         33.54%     5.94%
Return After Taxes on Distributions
and Sale of Fund Shares                     24.83%     5.73%

MSCI EAFE Index Net Dividend                38.59%     9.10%

*The fund began operating on October 16, 2001.

LIFE SOLUTIONS INCOME AND GROWTH FUND

Annual Total Returns

[bar chart]

1998              11.02%
1999               7.40%
2000               1.89%
2001              (3.52%)
2002              (1.83%)
2003              17.01%

Best Quarter - June 30, 2003: 10.08%

Worst Quarter - September 30, 2001: (5.80%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500(R) Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

LIFE SOLUTIONS INCOME AND GROWTH FUND                                 1 YEAR        5 YEARS      INCEPTION*
Return Before Taxes                                                   17.01%         3.97%         5.49%
Return After Taxes on Distributions                                   16.10%         1.79%         3.07%
Return After Taxes on Distributions and Sale of Fund Shares           11.05%         2.22%         3.37%

S&P 500(R) Index                                                      28.71%        (0.57%)        5.14%
Russell 3000(R) Index                                                 31.06%         0.37%         5.49%
Lehman Brothers(R) Aggregate Bond Index                                4.11%         6.62%         7.43%
MSCI(R) EAFE(R) Index                                                 39.17%         0.26%         1.72%
Composite Market Index**                                              14.77%          4.5%         6.92%

*The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

** Composite Market Index is comprised of Russell 3000 Index (35%), Lehman Bros. Aggregate Bond Index (60%) and MSCI EAFE Index (5%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment-grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

LIFE SOLUTIONS BALANCED FUND

Annual Total Returns

[bar chart]

1998              12.30%
1999              12.83%
2000              (2.20%)
2001              (7.81%)
2002              (6.26%)
2003              23.17%

Best Quarter - June 30, 2003: 13.37%

Worst Quarter - September 30, 2002: (9.74%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

LIFE SOLUTIONS BALANCED FUND                                           1 YEAR           5 YEARS         INCEPTION*
Return Before Taxes                                                    23.17%            3.31%             5.09%
Return After Taxes on Distributions                                    22.41%            1.09%             2.50%
Return After Taxes on Distributions and Sale of Fund Shares            15.05%            1.82%             3.11%

S&P 500(R) Index                                                       28.71%           (0.57%)            5.14%
Russell 3000(R) Index                                                  31.06%            0.37%             5.49%
Lehman Brothers(R). Aggregate Bond Index                                4.11%            6.62%             7.43%
MSCI(R) EAFE(R) Index                                                  39.17%            0.26%             1.72%
Composite Market Index**                                               20.55%            3.25%             6.36%

*The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment-grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

LIFE SOLUTIONS GROWTH FUND

Annual Total Returns

[bar chart]

1998              12.30%
1999              12.83%
2000              (2.20%)
2001              (7.81%)
2002              (6.26%)
2003              29.33%

Best Quarter - June 30, 2003: 16.69%

Worst Quarter - September 30, 2002: (9.74%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

LIFE SOLUTIONS BALANCED FUND                                           1 YEAR           5 YEARS         INCEPTION*
Return Before Taxes                                                    29.33%            2.28%             4.46%
Return After Taxes on Distributions                                    28.76%            0.09%             1.81%
Return After Taxes on Distributions and Sale of Fund Shares            19.05%            1.14%             2.71%

S&P 500(R) Index                                                       28.71%           (0.57%)            5.14%
Russell 3000(R) Index                                                  31.06%            0.37%             5.49%
Lehman Brothers(R). Aggregate Bond Index                                4.11%            6.62%             7.43%
MSCI(R) EAFE(R) Index                                                  39.17%            0.26%             1.72%
Composite Market Index**                                               26.52%            1.89%             5.65%

*The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment-grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

                         FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases                                         None
Maximum Deferred Sales Charge (Load)                                                     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions       None
Redemption Fee (All Funds except International Stock Selection, Emerging Markets,
International Growth Opportunities, MSCI EAFE Index and High Yield Bond Funds)           None
Redemption Fee (International Stock Selection, Emerging Markets, International Growth       2%
Opportunities, MSCI EAFE Index and High Yield Bond Funds)*
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None

* Redemptions (including exchanges) of shares of the International Stock Selection, Emerging Markets, International Growth Opportunities, MSCI EAFE Index and High Yield Bond Funds executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee. For more information, please refer to the section called "Redemption Fee" under "Redemption of Fund Shares."




ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                           US         TAX FREE                                            HIGH
                            MONEY      GOVERNMENT      MONEY                                   BOND       YIELD
                            MARKET    MONEY MARKET     MARKET    YIELD PLUS   INTERMEDIATE    MARKET      BOND
------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE              .25%(1)   .25%            .25%       .25%          .80%(2)         .30%(3)    .30%(3)

DISTRIBUTION AND SERVICE    .08%      .12%            .21%       .20%          .17%            .07%       .11%
(12b-1) FEES(4)

OTHER EXPENSES              .07%      .06%            .11%       .12%          .16%            .16%       .22%
                            ---       ---             ---        ---           ---             ---        ---

GROSS EXPENSES              .40%      .43%            .57%       .57%         1.13%            .53%       .63%

LESS CONTRACTUAL             --        --              --         --          (.53%)          (.03%)       --
MANAGEMENT FEE WAIVERS AND                                                    ----
REIMBURSEMENTS

TOTAL ANNUAL EXPENSES       .40%      .43%            .57%       .57%          .60%            .50%       .63%
AFTER WAIVERS AND           ===       ===             ===        ===           ===             ===        ===
REIMBURSEMENTS



(1) The Advisor has contractually agreed to reimburse the Money Market Fund for all expenses to the extent that total expenses exceed .40% of average daily net assets on an annual basis until December 31, 2005.

(2) The Advisor has contractually agreed to waive .50% of its .80% management fee for the Intermediate Fund until December 31, 2010. In addition, until December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .60% of average daily net assets on an annual basis.

(3) The Advisor has contractually agreed to reimburse the Bond Market and High Yield Bond Funds for all expenses in excess of .50% and .75%, respectively, of average daily net assets on an annual basis until December 31, 2005.

(4) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Money Market--.03/.05%; US Government MM--.02/.10%; Tax Free MM--.11/.10%; Yield Plus--.12/.08%;
Intermediate--.09/.08%; Bond Market--.03/.04%; and High Yield Bond--.06/.05%.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                 CORE       S&P 500     DISCIPLINED   SMALL    SPECIAL    AGGRESSIVE       IAM      ACTIVE
                             OPPORTUNITIES   INDEX         EQUITY      CAP     EQUITY       EQUITY       SHARES      REIT
-----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                    .75%(1)     .045%(2)       .25%       .75%     .75%(3)      .75%(4)      .25%(5)    .65%(6)

DISTRIBUTION AND SERVICE          .20%         .06%          .02%       .19%     .09%         .12%         .04%       .21%
(12b-1) FEES(7)

OTHER EXPENSES                    .11%        .045%          .14%       .10%     .77%         .27%         .15%       .24%
                                  ---         ----           ---        ---      ---          ---          ---        ---

GROSS EXPENSES                   1.06%         .15%          .41%      1.04%    1.61%        1.14%         .44%      1.10%

LESS CONTRACTUAL                   --           --            --         --     (.51%)       (.04%)         --       (.10%)
MANAGEMENT FEE WAIVERS AND
REIMBURSEMENTS

TOTAL ANNUAL EXPENSES            1.06%         .15%          .41%      1.04%    1.10%        1.10%         .44%      1.00%
AFTER WAIVERS AND                ====          ===           ===       ====     ====         ====          ===       ====
REIMBURSEMENTS



(1) The Advisor has contractually agreed to reimburse the Core Opportunities Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2005.

(2) The Management Fee represents the total fees paid by the S&P Master Fund including custody, transfer agency and administration services. The Advisor has contractually agreed to reimburse the S&P 500 Index Fund for all expenses in excess of .18% of average daily net assets on an annual basis until December 31, 2005. The total annual expenses shown above and the Example reflect the expenses of both the S&P 500 Index Fund and the S&P Master Fund.

(3) The Advisor has contractually agreed to reimburse the Special Equity Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2005.

(4) The Advisor has contractually agreed to reimburse the Aggressive Equity Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2005.

(5) The Advisor has contractually agreed to reimburse the IAM SHARES Fund for all expenses in excess of .65% of average daily net assets on an annual basis until December 31, 2005.

(6) The Advisor has contractually agreed to reimburse the Active REIT Fund to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis until December 31, 2005.

(7) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Core Opportunities--.05/15%; S&P 500--.02/.04%; Disciplined Equity--.01/.01%; Small Cap--.03/.16%; Special
Equity--.05/.04%; Aggressive Equity--.10/.02%; IAM SHARES--.02/.02%; and Active REIT--.18/.03%.

                                             LARGE CAP                                          INTERNATIONAL
                               LARGE CAP       GROWTH         EMERGING       INTERNATIONAL         GROWTH        MSCI EAFE
                                 VALUE      OPPORTUNITIES     MARKETS       STOCK SELECTION     OPPORTUNITIES     INDEX
---------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                    .75%(1)        .75%(1)         .75%(2)          .75%(3)            .75%(4)        .15%(5)

DISTRIBUTION AND SERVICE          .15%           .13%            .25%             .07%               .16%           .05%
(12b-1) FEES(6)

OTHER EXPENSES                   1.72%          1.36%            .40%             .42%               .52%           .39%
                                 ----           ----             ---              ---                ---            ---

GROSS EXPENSES                   2.62%          2.24%           1.40%            1.24%              1.43%           .59%

LESS CONTRACTUAL                (1.52%)        (1.14%)          (.15%)           (.24%)             (.33%)         (.19%)
MANAGEMENT FEE WAIVERS AND      -----          -----            ----             ----               ----           ----
REIMBURSEMENTS

TOTAL ANNUAL EXPENSES            1.10%          1.10%           1.25%            1.00%              1.10%           .40%
AFTER WAIVERS AND                ====           ====            ====             ====               ====            ===
REIMBURSEMENTS



(1) The Advisor has contractually agreed to reimburse the Large Cap Value and Large Cap Growth Opportunities Funds for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2005.

(2) The Advisor has contractually agreed to reimburse the Emerging Markets Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis until December 31, 2005.

(3) The Advisor has contractually agreed to reimburse the International Stock Selection Fund for all expenses in excess of 1.00% of average daily net assets on an annual basis until December 31, 2005.

(4) The Advisor has contractually agreed to reimburse the International Growth Opportunities Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2005.

(5) The Management Fee represents the total fees paid by the MSCI EAFE Master Fund including custody, transfer agency and administration services. Other expenses include an annual licensing fee of .08% for the use of the name MSCI(R) EAFE(R) Index. The total annual expenses and the Example reflect the expenses of both the MSCI EAFE Index Fund and the MSCI EAFE Master Fund. The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .40% of average daily net assets on an annual basis until December 31, 2005. Other expenses and distribution and service (12b-1) fees are based on estimated amounts for the current fiscal year.

(6) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Large Cap Value--.06/.09%; Large Cap Growth Opportunities--.05/.08%; Emerging Markets--.12/.13%; International Stock Selection--.04/.03%; International Growth Opportunities--.06/.10%; and MSCI EAFE Index--.03/.02%.

                                           LIFE SOLUTIONS INCOME    LIFE SOLUTIONS BALANCED      LIFE SOLUTIONS GROWTH
                                             AND GROWTH FUND(1)             FUND(1)                     FUND(1)
----------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                                      .00%                      .00%                        .00%

DISTRIBUTION AND SERVICE (12b-1) FEES(2)            .16%                      .15%                        .16%

OTHER EXPENSES                                      .40%                      .14%                        .23%
                                                    ---                       ---                         ---

GROSS EXPENSES                                      .56%                      .29%                        .39%

LESS CONTRACTUAL MANAGEMENT FEE WAIVERS
AND REIMBURSEMENTS                                 (.11%)                      --                          --
                                                   ----

TOTAL ANNUAL EXPENSES AFTER WAIVERS AND
REIMBURSEMENTS                                      .45%                      .29%                        .39%
                                                    ===                       ===                         ===

AVERAGE INDIRECT EXPENSES BEFORE WAIVERS
AND REIMBURSEMENTS ON UNDERLYING FUNDS              .92%                     1.09%                       1.27%

AVERAGE INDIRECT EXPENSES AFTER WAIVERS
AND REIMBURSEMENTS ON UNDERLYING FUNDS              .68%                      .77%                        .86%

TOTAL ANNUAL EXPENSES (INCLUDING
INDIRECT EXPENSES) BEFORE WAIVERS AND              1.37%                     1.38%                       1.66%
REIMBURSEMENTS OF UNDERLYING FUNDS

TOTAL ANNUAL EXPENSES (INCLUDING
INDIRECT EXPENSES) AFTER WAIVERS AND               1.13%                     1.06%                       1.25%
REIMBURSEMENTS OF UNDERLYING FUNDS



(1) The Advisor has contractually agreed to reimburse the Life Solutions Funds to the extent that total expenses exceed .45% until December 31, 2005. The other expenses and total annual expenses shown above have been restated to reflect the reimbursement.

(2) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Life Solutions Income and Growth Fund--.03/.13%; Life Solutions Balanced Fund--.02/.13%; and Life Solutions Growth Fund--.03/.13%.


While the Life Solutions Funds are expected to operate at a .30% or lower expense level prior to payment of 12b-1 fees, shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. Each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the indirect expense ratio (before and after fee waivers and/or expense reimbursements) of each Life Solutions Fund:


              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

                                             AVERAGE INDIRECT EXPENSE RATIOS BEFORE
                                             AND AFTER FEE WAIVER AND/OR EXPENSE
     LIFE SOLUTIONS FUND                     REIMBURSEMENT (%)
     ------------------------------------------------------------------------------
                                             BEFORE                 AFTER
                                             --------------------------------------
     Income and Growth Fund                     .92                   .68

     Balanced Fund                             1.09                   .77

     Growth Fund                               1.27                   .86


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


     FUND                                            1 YEAR    3 YEARS   5 YEARS  10 YEARS
     -------------------------------------------------------------------------------------
     Money Market                                    $    41   $   128   $   224   $   505
                                                     =======   =======   =======   =======
     US Government MM                                $    44   $   138   $   241   $   542
                                                     =======   =======   =======   =======
     Tax Free MM                                     $    58   $   183   $   318   $   714
                                                     =======   =======   =======   =======
     Yield Plus                                      $    58   $   183   $   318   $   714
                                                     =======   =======   =======   =======
     Intermediate                                    $    61   $   220   $   393   $ 1,168
                                                     =======   =======   =======   =======
     Bond Market                                     $    51   $   167   $   293   $   662
                                                     =======   =======   =======   =======
     High Yield Bond(1)                              $    64   $   201   $   348   $   772
                                                     =======   =======   =======   =======
     Core Opportunities                              $   108   $   337   $   585   $ 1,294
                                                     =======   =======   =======   =======
     S&P 500 Index(2)                                $    15   $    48   $    85   $   192
                                                     =======   =======   =======   =======
     Disciplined Equity                              $    42   $   132   $   230   $   518
                                                     =======   =======   =======   =======
     Small Cap                                       $   106   $   331   $   574   $ 1,271
                                                     =======   =======   =======   =======
     Special Equity                                  $   112   $   458   $   828   $ 1,868
                                                     =======   =======   =======   =======
     Aggressive Equity                               $   112   $   358   $   624   $ 1,868
                                                     =======   =======   =======   =======
     IAM SHARES Fund                                 $    45   $   141   $   246   $ 1,383
                                                     =======   =======   =======   =======
     Large Cap Value(3)                              $   112   $   670   $ 1,254   $ 1,331
                                                     =======   =======   =======   =======
     Large Cap Growth Opportunities(3)               $   112   $   591   $ 1,096   $ 2,841
                                                     =======   =======   =======   =======


----------
(1) The 2% redemption fee on the Emerging Markets, International Stock Selection, International Growth Opportunities, MSCI EAFE Index and High Yield Bond Funds is not reflected in the example as it applies to redemptions within the first 60 days of purchase. The cost of the original investment will be higher if shares are redeemed within 60 days of purchase.

(2) The costs shown in the example above reflect the costs of both the Fund and the respective Master Fund.

(3) Because these funds are new, the expense example only shows projected expenses for one- and three-year periods.

     Active REIT                                     $   102   $   340   $   597   $   555
                                                     =======   =======   =======   =======
     Emerging Markets(1)                             $   127   $   428   $   752   $ 2,486
                                                     =======   =======   =======   =======
     International Stock Selection(1)                $   102   $   370   $   658   $ 1,667
                                                     =======   =======   =======   =======
     International Growth Opportunities(1)           $   112   $   420   $   750   $ 1,479
                                                     =======   =======   =======   =======
     MSCI EAFE Index(1),(2)                          $    41   $   170   $   310   $ 1,685
                                                     =======   =======   =======   =======
     Life Solutions Income and Growth                $   115   $   433   $   775   $ 1,738
                                                     =======   =======   =======   =======
     Life Solutions Balanced                         $   108   $   405   $   725   $ 1,630
                                                     =======   =======   =======   =======
     Life Solutions Growth                           $   127   $   483   $   864   $ 1,931
                                                     =======   =======   =======   =======


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (not applicable to the Money Market, Tax Free and US Government Funds).

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for each fund and directs the investment of each fund in accordance with the fund's investment objective, policies and restrictions.

The S&P 500 Index Fund and the MSCI EAFE Index Fund have each entered into an investment advisory agreement with the Advisor pursuant to which the Advisor will manage the fund's assets directly in the event that the fund were to cease investing substantially all of its assets in the S&P Master Fund and the MSCI EAFE Master Fund, respectively.

The Advisor provides operational, compliance and general management services to the SSgA Tuckerman Active REIT Fund. The Tuckerman Group, LLC, Two Manhattanville Road, Centre 2 / Suite 207, Purchase, NY 10577, an advisory affiliate of State Street Bank and Trust Company (State Street), serves as the investment sub-advisor (the Sub-Advisor or Tuckerman) for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions. The Advisor provides reporting, operational, compliance and general oversight services with respect to the investment advisory services of the Sub-Advisor.


The Sub-Advisor, registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended, is an independently managed investment adviser focused on real estate investments and strategic advisory services. Part of State Street Global Alliance LLC, a strategic venturing partnership jointly owned by State Street Global Advisors and ABP, Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Tuckerman has its headquarters in Purchase, New York, with additional offices in Boston and Chicago. Since its founding in 1998, Tuckerman has grown to over $2.2 billion in real estate assets under management as of November 30, 2004 [TO BE UPDATED].

The Sub-Advisor's capabilities include direct, private real estate investments as well as management of public real estate securities portfolios, such as REITs. Tuckerman brings to its clients years of considerable investment, development (ground-up and valued added), asset management, leasing and capital market experience.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of January 31, 2004, the Advisor had over $95 billion in assets under management. The Advisor, Sub-Advisor, State Street and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1 trillion under management as of November 30, 2004, [TO BE UPDATED] SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For its services as the Advisor, each fund in this prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). However, the Advisor has contractually agreed to waive or reimburse its fees for certain funds.

                                              ANNUAL MANAGEMENT FEES (% OF AVERAGE DAILY NET ASSETS):
                                              -------------------------------------------------------------
                                              MANAGEMENT FEE BEFORE WAIVERS    MANAGEMENT FEE AFTER WAIVERS
     FUND                                     OR REIMBURSEMENTS (%)            OR REIMBURSEMENTS (%)
     ------------------------------------------------------------------------------------------------------
     Money Market                                         0.25                            0.25
     US Government MM                                     0.25                            0.25
     Tax Free MM                                          0.25                            0.25
     Yield Plus                                           0.25                            0.25
     Intermediate                                         0.80                            0.27
     Bond Market                                          0.30                            0.27
     High Yield Bond                                      0.30                            0.30
     Core Opportunities                                   0.75                            0.75
     S&P 500 Index(1)                                     0.00                            0.00
     MSCI EAFE Index(1)                                   0.00                            0.00
     Disciplined Equity                                   0.25                            0.25
     Small Cap                                            0.75                            0.75
     Special Equity                                       0.75                            0.24
     Aggressive Equity                                    0.75                            0.71
     IAM SHARES                                           0.25                            0.25
     Large Cap Value                                      0.75                            0.00
     Large Cap Growth Opportunities                       0.75                            0.00
     Active REIT                                          0.65                            0.55(2)
     Emerging Markets                                     0.75                            0.60
     International Stock Selection                        0.75                            0.51
     International Growth Opportunities                   0.75                            0.42


The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.

PORTFOLIO MANAGEMENT

Unless otherwise described below, each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within

----------
(1) The S&P 500 Index Fund and the MSCI EAFE Index Fund pay no fee directly to the Advisor for so long as assets of each fund are invested in the S&P Master Fund and MSCI EAFE Master Fund, respectively. The respective master fund makes payments to State Street for the Advisor's advisory services and State Street's custody, transfer agency and administration services in the amount of .045% and ..15% of average daily net assets on an annual basis, calculated daily and paid monthly, for the S&P 500 Index Fund and the MSCI EAFE Index Fund, respectively. As a shareholder in the master fund, each feeder fund bears its ratable share of the respective master fund's expenses, and at the same time continues to pay its own fees and expenses.

(2) The Advisor pays the sub-advisor an annual management fee of 0.29% of the fund's average daily net assets on a monthly basis. This sub-advisory fee is based on half the total management fee paid to the Advisor, net of reimbursements.

any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. Each portfolio management team is overseen by the State Street Global Advisors Investment Committee.

BOND MARKET AND INTERMEDIATE FUNDS. The SSgA Bond Market and Intermediate Funds are managed by the SSgA Global Fixed Income Team.

HIGH YIELD BOND FUND. The SSgA High Yield Bond Fund is managed by the SSgA High Yield Management Team.

YIELD PLUS FUND. The SSgA Yield Plus Fund is managed by the SSgA Global Fixed Income Team.

SPECIAL EQUITY, CORE OPPORTUNITIES, LARGE CAP GROWTH OPPORTUNITIES AND INTERNATIONAL GROWTH OPPORTUNITIES FUNDS. The SSgA Special Equity, Core Opportunities and International Growth Opportunities Funds are managed by the SSgA Global Fundamental Strategy Group.

SMALL CAP, AGGRESSIVE EQUITY AND LARGE CAP VALUE FUNDS. The SSgA Small Cap and Aggressive Equity Funds are managed by the SSgA US Active Equity Quantitative Team.

DISCIPLINED EQUITY FUND. The SSgA Disciplined Equity Fund is managed by the SSgA Global Enhanced Equity Team.

IAM SHARES FUND. The SSgA IAM SHARES Fund is managed by the SSgA Global Structured Products Group.

TUCKERMAN ACTIVE REIT FUND. The SSgA Tuckerman Active REIT Fund is managed by the Tuckerman Securities Team.

EMERGING MARKETS FUND. The SSgA Emerging Markets Fund is managed by the SSgA Emerging Markets Active Management Team.

INTERNATIONAL STOCK SELECTION FUND. The SSgA International Stock Selection Fund is managed by the SSgA Global Active Equity Quantitative Group.

LIFE SOLUTIONS GROWTH, INCOME AND GROWTH, AND BALANCED FUNDS. The SSgA Life Solutions Growth, Income and Growth and Balanced Funds are managed by the SSgA Asset Allocation Team.

PERFORMANCE OF ACCOUNTS MANAGED BY SSgA. Because the SSgA Large Cap Value Fund and SSgA Large Cap Growth Opportunities Funds are new funds, there is no information regarding their investment performance. However, SSgA has experience managing other accounts with substantially similar investment objectives and strategies as the SSgA Large Cap Value and Large Cap Growth Opportunities Funds (referred to in this section as the Large Cap Funds). The performance information shown below is not the performance of the funds, but the performance of other accounts managed by SSgA.

The table below sets forth the investment performance for the periods indicated of the SSgA Active US Large Cap Value Fund and the SSgA US Large Cap Growth Opportunities Fund (referred to collectively as the Group Trusts). The Group Trusts are collective investment funds comprised of assets of qualified pension and profit sharing plans that are managed by SSgA with investment objectives, policies and strategies substantially similar to those of the Large Cap Funds described in this prospectus. The respective portfolio management teams of the Large Cap Funds also manage the Group Trusts as well as commingled funds, separate accounts and sub-advisory accounts that utilize the US active equity quantitative strategy and the global fundamental strategy. The portfolio managers for the Large Cap Funds are dual employees of SSgA and the Advisor and as a result manage all clients, regardless of account type, in these strategies for both the Advisor and SSgA. The historical performance of the Group Trusts represents the unitized return of the Group Trusts during each period indicated. The historical performance has been adjusted to give effect on a quarterly basis to fees and expenses in the amount of 1.10%, which is the estimated expense ratio of the Large Cap Funds, net of contractual waivers and reimbursements. The performance numbers include transaction and custody charges applicable to the Group Trusts that would be included under the 1.10% estimated expenses for the Large Cap Funds. Therefore, the Group Trusts' performance has been adjusted for both the transaction and custody charges incurred by the Group Trusts and those anticipated to be incurred by the Large Cap Funds. The table illustrates how the performance of the Group Trusts has varied over the past one, three and five year periods (or since inception if the Group Trust has been offered for less than five years) ended December 31, 2002, respectively. The Group Trusts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the Code) on investment companies. If the Group Trusts had been subject to the restrictions under the 1940 Act and the Code, their performance may have been adversely affected. The performance shown below is not the performance of the Large Cap Funds and is not indicative of future performance of the Large Cap Funds.

The table compares the SSgA Active US Large Cap Value Fund's performance to the Russell 1000(R) Value Index. Although used as a benchmark, the performance of the Russell 1000 Value Index may not be comparable to the Group Trust because, unlike the performance of the Group Trust, the performance of the Russell 1000 Value Index has not been adjusted for any fees or expenses and is an unmanaged index. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

          PRIOR PERFORMANCE OF THE SSGA ACTIVE US LARGE CAP VALUE FUND,

                                A PRIVATE ACCOUNT

      Percentage Total Returns(1) For the Periods Ended December 31, 2003:

                                 (Unaudited)(2)

                                   1 YEAR      5 YEARS       INCEPTION TO DATE(3)
Group Trust(4)                     27.19%       2.77%               6.53%
Russell 1000(R) Value Index        30.03%       3.57%               6.21%

The table compares the SSgA US Large Cap Growth Opportunities Fund's performance to the Russell 1000(R) Growth Index. Although used as a benchmark, the performance of the Russell 1000 Growth Index may not be comparable to the Group Trust because, unlike the performance of the Group Trust, the performance of the Russell 1000 Growth Index has not been adjusted for any fees or expenses and is an unmanaged index. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

                PRIOR PERFORMANCE OF THE SSGA US LARGE CAP GROWTH

                      OPPORTUNITIES FUND, A PRIVATE ACCOUNT

      Percentage Total Returns(5) For the Periods Ended December 31, 2003:

                                 (Unaudited)(6)

                                   1 YEAR      5 YEARS       10 YEARS(7)
Group Trust(8)                     27.20%      (3.79%)          7.89%
Russell 1000(R) Growth Index       29.75%      (5.11%)          9.21%

----------
(1) Performance is calculated based on Unit Price Methodology. Periods of 12 months and over are annualized.

(2) An auditing firm audits the pricing of the SSgA Active US Large Cap Value Fund at least annually. The performance calculation is not audited.

(3) The SSgA Active US Large Cap Value Fund commenced operations on August 31, 1997.

(4) The performance does not reflect the impact of taxes payable on dividends or other distributions of the Group Trust or on gains and losses realized upon the redemption of shares of the Group Trust. The performance of the Group Trust would be adversely affected by any such taxes.

(5) Performance is calculated based on Unit Price Methodology. Periods of 12 months and over are annualized.

(6) An auditing firm audits the pricing of the SSgA US Large Cap Growth Opportunities Fund at least annually. The performance calculation is not audited.

(7) The SSgA US Large Cap Growth Opportunities Fund commenced operations on July 31, 1998.

(8) The performance does not reflect the impact of taxes payable on dividends or other distributions of the Group Trust or on gains and losses realized upon the redemption of shares of the Group Trust. The performance of the Group Trust would be adversely affected by any such taxes.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS'
                          INVESTMENT POLICIES AND RISKS

The investment objective of each fund is either fundamental or nonfundamental, as stated in "Principal Investment Strategies" above. A fundamental investment objective may only be changed with the approval of the fund's shareholders. A nonfundamental investment objective may be changed by the fund's Board of Trustees without shareholder approval.

This section contains a detailed description (arranged alphabetically) of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of a fund's investment objective, as identified in "Principal Investment Strategies" above. Risk information related to the Investment Policy described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, each fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of any fund's investment objective.


ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

     - Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     - Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each

Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.


COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

     SECTION 4(2) COMMERCIAL PAPER. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the SSgA Funds' percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

     TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.


DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Corporate bonds, government securities, repurchase agreements, and mortgage and other-asset-backed securities are considered debt securities. Debt securities may be issued by entities in either developed or emerging markets.


DEPOSITARY RECEIPTS. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a fund's investment policies, a fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The Depositary Receipts chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both. The Depositary Receipts chosen for the S&P 500 Index Fund will be constituents of the S&P 500 Index. The Depositary Receipts chosen for investment by the MSCI EAFE Index Fund will be constituents of the MSCI EAFE Index.

DEPOSITARY SHARES. A depositary share is a security, evidenced by an American Depositary Receipt, that represents a foreign security or a multiple of or fraction thereof deposited with a depositary.

ELIGIBLE SECURITIES. Money market funds invest in securities which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

EMERGING MARKETS. Emerging market securities are equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's Advisor to have a developing or emerging economy or securities market. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (1) it is located in a low or middle income economy as defined by the World Bank, and/or (2) its investable market capitalization is low relative to its most recent Gross National Income
(GNI) figures, as defined by the World Bank. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if its GNI exceeds the amount identified by the World Bank as a low to middle income economy.


EQUITY SECURITIES. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.

EQUITY SWAPS. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return. Please see Derivatives Risk in the Principal Risks section.


EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the fund's total assets. Further, the fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the funds to equitize cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.


FOREIGN GOVERNMENT SECURITIES. Foreign (non-US) government securities which the fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The fund will not invest a material percentage of its assets in foreign government debt. Since these are obligations of foreign governments, they are particularly subject to a risk of default from political instability.

FOREIGN ISSUERS. Foreign issuers are corporations and banks organized under the laws of a foreign country or for which the principal trading market is in a foreign country and companies organized in the US with a majority of its assets or business outside the US. Foreign issuers may also issue corporate obligations, asset-backed securities, mortgages, depositary shares and certificates of deposit. Foreign corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a foreign corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. Instruments are also subject to credit/default risk. There is the risk that an issuer of fixed-income securities held by a fund (which have low credit ratings) may default on its obligation to pay interest and repay principal.


US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

INITIAL PUBLIC OFFERINGS (IPOs). An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within a fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. There are two primary investment strategies that involve the use of IPOs:

     - IPO TRADING. IPO trading is the practice of participating in an IPO and then immediately selling the security in the after-market. This is not a tax-efficient strategy.

     - IPO HOLDING. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value.


The Advisor's IPO policy is to allocate shares of IPOs in a fair and equitable manner. The portfolio management teams (PMs) may request shares in an IPO equal to a maximum of 5% of an account's assets under management (AUM), assuming that:
(i) the account is eligible to invest in IPOs; and (ii) the specific IPO security is a permitted investment for that account. PMs may request more than 5% of an account's AUM (not to exceed the expected weight of the IPO security in an external (non SSgA/Advisor tailored) index) if the PM reasonably determines that the expected index weight for the IPO security in the benchmark normally used by that account is greater than 5% considering the expected market capitalization of the IPO security as estimated by the Equity Trading Desk
(ETD). Accounts with benchmarks not expected to include the IPO security will remain subject to the 5% limit. The automated IPO system will allocate the IPO security shares in a pro-rata basis to the accounts participating in the transaction. The IPO system requires that, when the PM requests more than 5% of an account's AUM, the PM must affirmatively designate the "expected index weight" percentage, and certain non-routine requests are approved by the Advisor's Compliance and Risk Management Department prior to acceptance of the order by the ETD.


INTEREST RATE CAPS, FLOORS AND COLLARS. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The use of interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the fund would be less favorable than it would have been if these investment techniques were not used. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.




INVESTMENT GRADE SECURITIES. Investment grade securities: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the fund may continue to hold the security if the Advisor determines that such action is in the best interest of the fund and if the fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment-grade securities include securities rated Baa3 by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

MANAGEMENT OF A FEEDER PORTFOLIO. Each feeder fund may pursue its objective by investing substantially all of its assets in a corresponding master fund. The MSCI EAFE Index Fund invests in the State Street MSCI(R) EAFE(R) Index Portfolio (the "MSCI EAFE Master Fund"); the S&P 500 Index Fund invests in the State Street Equity 500 Index Portfolio (the "S&P Master Fund"). Each master fund is a registered investment company with the same advisor as the SSgA Funds and with substantially the same investment objective, policies and restrictions as its respective feeder fund. This investment approach is commonly referred to as a master/feeder structure. The master funds may accept investments from multiple feeder funds, which bear the master fund's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should have the Advisor run the same strategy outside of the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action. Each feeder fund (either on its own or as part of a master/feeder structure) intends to invest in the stocks comprising the corresponding index in proportion to their weightings in the index. The S&P 500 Index Fund corresponds to the holdings in the S&P 500 Index, and the MSCI EAFE Index Fund corresponds to the holdings in the MSCI(R) EAFE(R) Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, a fund may purchase a sample of stocks in the respective Index in proportions expected to replicate generally the performance of the Index as a whole.

In addition, from time to time, stocks are added to or removed from the Index. The fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the fund might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the fund. The fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

It is anticipated that the correlation of a fund's performance to that of its respective Index will increase as the size of the fund increases. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The portfolio manager will monitor such correlation. Should the fund fail to achieve an appropriate level of correlation, this will be reported to the fund's trustees, which will consider alternative arrangements.

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MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

MORTGAGE-BACKED ROLLS. In a forward roll transaction, a fund will sell a mortgage security issued by GNMA, FNMA or FHLMC to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold.

MORTGAGE-BACKED SECURITIES. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the Mortgaged Properties). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

Types of mortgage-related securities in which a fund may invest include:
Government National Mortgage Association (GNMA) Certificates (Ginnie Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

MSCI EAFE INDEX. The MSCI EAFE Index Fund attempts to replicate the return of the MSCI(R) EAFE(R) Index and invests (either on its own or as a part of a master/feeder structure) in all stocks in the Index. Therefore the construction of the index will impact the MSCI EAFE Index Fund. The MSCI(R) EAFE(R) Index is an arithmetic, capitalization-weighted average of the performance of approximately 1000 securities listed on the stock exchanges of the countries determined by MSCI(R) to be "developed." Although the list of developed markets may change over time, at the date of this prospectus, these countries included:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The designation of a market as "developed," by MSCI(R), arises from several factors, the most common of which is minimum GDP per capita. The MSCI(R) EAFE(R) Index is structured to represent the opportunities available to an international investor in developed markets. Currently, MSCI(R) targets 85% of the available market capitalization of each country for inclusion in the Index. Securities selected by MSCI(R) for inclusion in the Index must have acceptable levels of liquidity and free float. MSCI(R) also avoids inclusion of companies which have a significant ownership stake in another company since substantial cross-ownership can skew industry weights, distort country-level valuations and overstate a country's true market size. The inclusion of a stock in the MSCI(R) EAFE(R) Index in no way implies that MSCI(R) believes the stock to

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be an attractive investment, nor is MSCI(R) a sponsor or in any way affiliated with the fund. The MSCI(R) Index(R) is the exclusive property of MSCI(R). Morgan Stanley Capital International is a service mark of MSCI(R) and has been licensed for use by the fund.

MUNICIPAL SECURITIES. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC and C) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

PORTFOLIO DURATION. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity. The Intermediate, Bond Market and High Yield Bond Funds have duration targets linked to specific indexes as described in Principal Investment Strategies. The Yield Plus Fund will maintain a portfolio duration of one year or less.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The money market funds will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

PREFERRED STOCKS. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the

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issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation's debt securities.

REAL ESTATE INVESTMENT TRUSTS. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

S&P 500 INDEX. The S&P 500 Index Fund attempts to replicate the return of the S&P 500 Index and invests (either on its own or as part of a master/feeder structure) in all 500 stocks in the Index. Therefore, the construction of the index will impact the fund. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor or in any way affiliated with the fund.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

TREASURY INFLATION-PROTECTION SECURITIES. The fund may invest in Inflation-Protection Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The US Government MM Fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by a fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments

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may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to a fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the SSgA Funds invest, and their ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

The Yield Plus Fund will purchase variable and floating rate securities to help enable the fund to maintain its desired portfolio duration. The Yield Plus Fund's investments include securities with greater than one year duration, and the reset feature on the variable and/or floating rate note can help to shorten the duration.

The Tax Free Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations.

WARRANTS. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

TEMPORARY DEFENSIVE POSITION

SHORT-TERM INVESTMENTS (IAM SHARES, DISCIPLINED EQUITY, CORE OPPORTUNITIES, AGGRESSIVE EQUITY, LARGE CAP VALUE, LARGE CAP GROWTH OPPORTUNITIES, ACTIVE REIT, SPECIAL EQUITY, SMALL CAP, EMERGING MARKETS, INTERNATIONAL STOCK SELECTION, INTERNATIONAL GROWTH OPPORTUNITIES, BOND MARKET, HIGH YIELD BOND, YIELD PLUS, INTERMEDIATE). For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective. In addition, with respect to the Bond Market, High Yield Bond, Yield Plus and Intermediate Funds, when using this strategy the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well.

TAXABLE INVESTMENTS (TAX FREE FUND). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a rating agency; obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. Under normal market conditions, the fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the fund may not achieve its investment objective. This temporary defensive strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.

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LIFE SOLUTIONS FUNDS. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes. When investing for defensive purposes, a fund may not achieve its investment objective.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. A fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250, and the S&P 500 Index Fund, for which the minimum investment is $10,000(1). Subsequent investments must be at least $100. You may invest in the IAM SHARES Fund with an initial investment of $100 provided a $50 automatic monthly investment is established. An investment in a fund (other than IRA accounts or active automatic monthly investment accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 ($10,000 for the S&P 500 Index Fund) as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring the account balance to the required minimum may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES (ALL FUNDS EXCEPT MONEY MARKET, US GOVERNMENT MM, TAX FREE MM AND YIELD PLUS FUNDS). Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

PURCHASE DATES AND TIMES (MONEY MARKET, US GOVERNMENT MM, TAX FREE MM AND YIELD PLUS FUNDS). Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars.

In order to be effective on the date received, purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent:

- Money Market, Tax Free MM and Yield Plus Funds: Prior to the close of the New York Stock Exchange; and

-    US Government MM Fund: Prior to 3 p.m. Eastern time.

If an order or payment is received on a non-business day or after the times listed above, the order will be effective on the next business day.

NET ASSET VALUE AND DIVIDEND POLICY UPON PURCHASE

- Money Market Fund: Orders and payments received by the Transfer Agent prior to the close of the New York Stock Exchange earn the dividend on the date of purchase.

- US Government MM Fund: Orders and payment received by the Transfer Agent prior to 3 p.m. Eastern time will receive that day's net asset value and will earn the dividend declared on the date of purchase.

----------
(1) Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirement of the S&P 500 Index Fund.

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-    Tax Free MM Fund: Orders and payments received by the Transfer Agent: (1)
     by 12 noon Eastern time will receive that day's net asset value and earn the dividend declared on the date of purchase; and (2) at or after 12 noon but before 4 p.m. Eastern time will receive that day's net asset value but will not earn the dividend declared on the date of purchase.

- Yield Plus Fund: Orders and payment received by the Transfer Agent: (1) prior to 12 noon Eastern time will receive the dividend declared on the date of the purchase; and (2) at or after 12 noon Eastern time and before the close of the New York Stock Exchange will not receive the dividend determined on day of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

LARGE TRANSACTION NOTIFICATION. To allow the Advisor to manage the Money Market, US Government MM, Tax Free MM and Yield Plus Funds most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible. Please notify the Transfer Agent at least one day in advance of transactions in excess of $25 million in the Yield Plus and Money Market Funds, and in excess of $5 million in the US Government MM and Tax Free MM Funds.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

         REGULAR MAIL:                  REGISTERED, EXPRESS OR CERTIFIED MAIL:

         SSgA Funds                     SSgA Funds
         P.O. Box 8317                  66 Brooks Drive
         Boston, MA 02266-8317          Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:

        State Street Bank and Trust Company
        225 Franklin Street, Boston, MA 02110
        ABA #0110-0002-8
        DDA #9904-631-0

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

        SSgA (Name of Fund) Fund(s)
        Account Number and Registration
        Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

IN-KIND PURCHASE OF SECURITIES. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.   The shares must have a readily ascertainable market value;

3.   The shares must be liquid;

4.   The shares must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below.

Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received. Payments of redemption proceeds ordinarily will be sent the next business day (except as noted below) and, unless otherwise specified, will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

DIVIDEND PAYMENT POLICY UPON REDEMPTION

- Money Market Fund: No dividends will be paid on shares on the date of redemption.

- US Government MM Fund: Redemption requests must be received prior to 3 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption.

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

- Tax Free MM Fund: A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent after 12 noon Eastern time but before the close of the New York Stock Exchange. Telephone redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

- Yield Plus Fund: A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent at or after 12 noon Eastern time but before the close of the New York Stock Exchange. Redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Shareholders will receive redemption proceeds by wire as follows:

- Money Market--Requests must be received prior to the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The shares will be redeemed using that day's closing price, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

- Yield Plus--Requests must be received prior to the close of the New York Stock Exchange. Requests received prior to 12 noon Eastern time will receive the net asset value next determined after the receipt of the redemption order, and the proceeds ordinarily will be wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received at or after 12 noon Eastern time will receive the net asset value next determined after receipt of the redemption order and the proceeds ordinarily will be wired the following business day. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

- All Other Funds--Requests must be received prior to the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The shares will be redeemed using that day's closing price, and the proceeds ordinarily will be wired the following business day, but may take up to seven days.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION FEE. To discourage short-term trading, redemptions (including exchanges) of shares of the International Stock Selection, Emerging Markets, International Growth Opportunities, MSCI EAFE Index and High Yield Bond Funds executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the applicable fund. Except as noted below, shareholders participating in omnibus arrangements (such as 401(k) plans and broker-dealer sponsored programs) will also be subject to the redemption fee. All omnibus account providers have been asked to monitor shareholder trading activity that is visible to them and, when appropriate, to assess redemption fees that are payable to a fund, although some intermediaries may not do so. The omnibus account providers have been authorized to waive the 2% redemption fee in the following circumstances: a distribution due to leaving your job, a distribution made as part of a retirement plan that makes equal periodic payments over a beneficiary's life, a distribution due to permanent and total disability, a distribution due to death, a distribution used to pay deductible medical expenses, or a distribution made to someone else (usually an ex-spouse) under a qualified domestic relations order (QDRO). Because a fund or its transfer agent does not see the underlying trading activity, a fund may not be able to collect all redemption fees in situations where intermediaries are involved. If you hold your shares of the International Stock Selection, Emerging Markets, International Growth Opportunities, MSCI EAFE Index and High Yield Bond Funds through an omnibus account provider you should check with the program representative to determine if the redemption fee will be applied to your account.

Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee. Shares of the International Stock Selection, Emerging Markets, International Growth Opportunities, MSCI EAFE Index and High Yield Bond Funds held by the SSgA Life Solutions Funds will not be subject to the redemption fee.

Additionally, the following Traditional, Simple, Roth and Coverdell Individual Retirement Account (IRA) withdrawals are not subject to the redemption fee: withdrawals made as part of an equal periodic payment over a beneficiary's life, a distribution due to permanent and total disability, a distribution due to death, a required minimum distribution, a distribution used to pay deductible medical expenses, or a distribution made to someone else (usually an ex-spouse) under a QDRO. If you hold shares of the International Stock Selection, Emerging Markets, International Growth Opportunities, MSCI EAFE Index or High Yield Bond Funds through an IRA account you should check with your account representative to determine whether the redemption fee will be applied to your account.

CHECKWRITING SERVICE (MONEY MARKET, US GOVERNMENT MM AND TAX FREE MM FUNDS
ONLY). If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

With respect to the US Government MM Fund, proceeds from requests received by telephone prior to 3 p.m. Eastern time will be sent the same day according to pre-designated instructions.

With respect to the Tax Free MM Fund, requests received by telephone prior to 12 noon Eastern time will be sent after the close of the fund on the same day according to pre-designated instructions. Requests received after 12 noon Eastern time will be sent the following business day and will receive that day's dividend.

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.   A broker or securities dealer, registered with a domestic stock exchange;

2.   A federal savings, cooperative or other type of bank;

3.   A savings and loan or other thrift institution;

4.   A credit union; or

5.   A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

          SELLER                           REQUIREMENTS FOR WRITTEN REQUESTS
          Owner of individual, joint,      -     Letter of instruction, signed by all persons
          sole proprietorship,                   authorized to sign for the account stating general
          UGMA/UTMA (custodial                   titles/capacity, exactly as the account is
          accounts for minors) or                registered; and
          general partner accounts
                                           -     Signature guarantee, if applicable (see above).

          Owners of corporate or           -     Letter of instruction signed by authorized
          association accounts                   person(s), stating capacity as indicated by the
                                                 corporate resolution;

                                           -     Corporate resolution, certified within the past 90
                                                 days; and

                                           -     Signature guarantee, if applicable (see above).

          Owners or trustees of trust      -     Letter of instruction, signed by all trustees;
          accounts
                                           -     If the trustees are not named in the registration,
                                                 please provide a copy of the trust document
                                                 certified within the past 60 days; and

                                           -     Signature guarantee, if applicable (see above).

          Joint tenancy shareholders       -     Letter of instruction signed by surviving
          whose co-tenants are deceased          tenant(s);

                                           -     Certified copy of the death certificate; and

                                           -     Signature guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

In-Kind Redemptions. The fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service, although exchanges of shares out of the International Stock Selection, Emerging Markets, International Growth Opportunities, MSCI EAFE Index and High Yield Bond Funds within 60 days of the date of purchase will be subject to the redemption fee. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.


MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy.

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase or sales orders (including purchases or sales effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street

Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship support of regional or national events of Intermediaries.]

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the funds' behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

All of the funds except the US Government MM, Tax Free MM and Yield Plus Funds determine the price per share once each business day at the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days.

The US Government MM Fund determines the price per share once each business day, at 3 p.m. Eastern time.

The Tax Free MM Fund and Yield Plus Fund determine the price per share twice each business day as of 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time).


The price of fund shares is computed by dividing the current value of the fund's assets (less liabilities) by the number of shares of the fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

The SSgA Funds value portfolio securities according to board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the board determines that amortized cost does not represent market value of short-term debt obligations.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, fund securities are valued at the close of the market on which they are traded as follows:

     - US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

     - US over-the-counter equities: Official closing price; last bid price if no closing price;

     - Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price;

     -    Listed ADRs/GDRs: Last sale price; last bid price if no sales;

     - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

     -    Futures: Settlement price.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. This policy is intended to assure that the Funds' net asset value fairly reflects security values as of the time of pricing. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund's net asset value.

Because foreign securities can trade on non-business days, the net asset value of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.


The Money Market, US Government MM and Tax Free MM Funds seek to maintain a $1.00 per share net asset value and, accordingly, use the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income as follows:

  FUND                                  DIVIDENDS DECLARED     DIVIDENDS PAID
  --------------------------------------------------------------------------------------------
  Money Market                          Daily                  Last business day of each month
  US Government MM                      Daily                  Last business day of each month
  Tax Free MM                           Daily                  Last business day of each month
  Yield Plus                            Daily                  Last business day of each month
  High Yield Bond                       Quarterly              Quarterly
  Bond Market                           Quarterly              Quarterly
  Disciplined Equity                    Quarterly              Quarterly
  S&P 500 Index                         Quarterly              Quarterly
  Core Opportunities                    Quarterly              Quarterly
  Intermediate                          Quarterly              Quarterly
  IAM SHARES                            Quarterly              Quarterly
  Aggressive Equity                     Annually               Annually
  Special Equity                        Annually               Annually

  Small Cap                             Annually               Annually
  Active REIT                           Monthly                Monthly
  Emerging Markets                      Annually               Annually
  MSCI EAFE Index                       Annually               Annually
  International Stock Selection         Annually               Annually
  International Growth Opportunities    Annually               Annually
  Life Solutions Income and Growth      Annually               Annually
  Life Solutions Balanced               Annually               Annually
  Life Solutions Growth                 Annually               Annually


The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.


Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks. The money market funds do not expect any material long-term gains or losses. The Life Solutions Funds receive capital gain distributions from the Underlying Funds, and such distributions may be expected to vary considerably from time to time.

Except for the money market funds, any dividend or capital gain distribution paid by the SSgA Funds shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

     - Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

     - Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

For dividends declared either quarterly or annually, the proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. If you chose cash option and requested a check, the check will be mailed to you. Proceeds from a dividend or capital gain will not be wired in federal funds to a bank.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), your share of qualified dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

With respect to the money market funds, no capital gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value. With that exception, if you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the per share net asset value of the fund.

ADDITIONAL INFORMATION ON THE TAX FREE MM FUND. Because the yields on municipal bond funds and other tax-exempt funds are usually lower than those on taxable bond funds, you may not always benefit from a tax-exempt investment. Some taxable investments may serve you better. To determine which is more suitable, determine the tax-exempt fund's taxable equivalent yield. You do this by dividing the fund's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 25% federal tax bracket, and you can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.67% (5.0% divided by 75% [100% minus 25%]). In this example, you would choose the tax-exempt fund if its taxable equivalent yield of 6.67% were greater than the yield of a similar, though taxable investment.

Distributions by the fund that are designated as "exempt-interest dividends" generally may be excluded from the shareholder's gross income for federal income tax purposes. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares. The fund intends to distribute tax-exempt income. Income exempt from federal taxation may still be subject to state or local taxation, however.

The fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the fund's dividends as a tax preference item in determining their federal tax.

FOREIGN INCOME TAXES. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Funds. Such a fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that certain funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

               INFORMATION REGARDING STANDARD & POOR'S CORPORATION

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the SSgA S&P 500 Index Fund through the S&P Master Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the fund is the licensing of certain trademarks and trade names of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the fund. Standard & Poor's has no obligation to take the needs of the shareholders of the fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the fund.

Standard & Poor's does not guarantee the accuracy and/or the completeness of the index or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the fund or the shareholders of the fund or any other person or entity from the use of the index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages

             INFORMATION ABOUT MORGAN STANLEY CAPITAL INTERNATIONAL

This fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the EAFE index makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to this fund or the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the EAFE index has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the EAFE index guarantees the accuracy and/or the completeness of the indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the EAFE index makes any warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of the funds, or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the EAFE index shall have any liability for any errors, omissions or interruptions of or in connection with the indexes or any data included therein. Further, neither MSCI, any of its affiliates nor any other party involved in making or compiling the EAFE index makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes and any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the EAFE index shall have any liability for any errors, omissions or interruptions of or in connection with the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

                              FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Funds' financial statements, are included in the annual reports, which are available upon request by calling the Distributor at 1-800-647-7327.

MONEY MARKET FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                    2004          2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $     1.0000   $     1.0000   $     1.0000   $     1.0000
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income                                        .0104          .0196          .0518          .0562
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Dividends from net investment income                        (.0104)        (.0196)        (.0518)        (.0562)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $     1.0000   $     1.0000   $     1.0000   $     1.0000
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN (%)                                                 1.05           1.98           5.31           5.78
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                10,744,370     10,657,389     10,724,407      8,556,244
        Ratios to average net assets (%):
           Operating expenses, net                                     .40            .39            .38            .39
           Operating expenses, gross                                   .42            .39            .38            .39
           Net investment income                                      1.04           1.95           5.14           5.62

US GOVERNMENT MONEY MARKET FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                    2004          2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $     1.0000   $     1.0000   $     1.0000   $     1.0000
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income                                        .0099          .0188          .0507          .0551
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Dividends from net investment income                        (.0099)        (.0188)        (.0507)        (.0551)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $     1.0000   $     1.0000   $     1.0000   $     1.0000
                                                              ============   ============   ============   ============
     TOTAL RETURN(%)                                                   .99           1.89           5.19           5.65
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                 1,404,226      2,016,054      2,061,913      1,525,265
        Ratios to average net assets (%)
           Operating expenses                                          .41            .40            .40            .42
           Net investment income                                      1.00           1.89           4.99           5.55

TAX FREE MONEY MARKET FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                    2004          2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $     1.0000   $     1.0000   $     1.0000   $     1.0000
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income                                        .0069          .0119          .0305          .0331
     DISTRIBUTIONS:
        Dividends from net investment income                        (.0069)        (.0119)        (.0305)        (.0331)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $     1.0000   $     1.0000   $     1.0000   $     1.0000
                                                              ============   ============   ============   ============
     TOTAL RETURN(%)                                                   .69           1.20           3.10           3.37
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                   445,166        572,360        461,123        272,205
        Ratios to average net assets (%)
           Operating expenses                                          .53            .48            .52            .57
           Net investment income                                       .69           1.17           2.97           3.31

YIELD PLUS FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                    2004          2003          2002(1)         2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $       9.92   $       9.96   $       9.92   $       9.90
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income(2)                                       .12            .21            .51            .59
        Net realized and unrealized gain (loss)                        .01           (.05)           .06            .01
                                                              ------------   ------------   ------------   ------------
           Total From Operations                                       .13            .16            .57            .60
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Dividends from net investment income                          (.11)          (.20)          (.53)          (.58)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $       9.94   $       9.92   $       9.96   $       9.92
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN(%)                                                  1.39           1.80           5.86           6.28
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                   275,216        264,651        260,088        494,376
        Ratios to average net assets (%):
           Operating expenses                                          .58            .53            .48            .42
           Net investment income                                      1.18           2.17           5.31           5.90
        Portfolio turnover (%)                                       70.70          80.03          86.19         162.12

----------

(1) As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset-backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 amounted to less than $.005 per share on net investment income and net realized and net unrealized gain and losses. The ratio of net investment income to average net assets was not materially affected. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.


(2) Average month-end shares outstanding were used for this calculation.

INTERMEDIATE FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                    2004          2003          2002(1)         2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $      10.13   $      10.02   $       9.52   $       9.51
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(2)                                .32            .41            .53            .55
        Net realized and unrealized gain (loss)                        .09            .26            .56            .01
                                                              ------------   ------------   ------------   ------------
           Total Income From Operations                                .41            .67           1.09            .56
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Dividends from net investment income                          (.33)          (.43)          (.59)          (.54)
        Dividends from net realized gain on investments               (.13)          (.13)            --           (.01)
                                                              ------------   ------------   ------------   ------------
           Total Distributions                                        (.46)          (.56)          (.59)          (.55)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $      10.08   $      10.13   $      10.02   $       9.52
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN (%)                                                 4.11           6.94          11.90           6.12
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                   137,364        102,352         80,361         66,621
        Ratios to average net assets (%):
           Operating expenses, net                                     .60            .60            .60            .60
           Operating expenses, gross                                  1.18           1.18           1.22           1.18
           Net investment income                                      3.17           4.09           5.44           5.85
        Portfolio turnover (%)                                      146.13         620.02         345.31         225.31

----------

(1) As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset-backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 amounted to less than $.005 per share on net investment income and net realized and net unrealized gain and losses. The ratio of net investment income to average net assets was not materially affected. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.


(2) Average month-end shares outstanding were used for this calculation.

BOND MARKET FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                    2004          2003          2002(1)         2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $      10.42   $      10.16   $       9.70   $       9.63
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(2)                                .36            .48            .57            .58
        Net realized and unrealized gain (loss)                        .02            .28            .54            .06
                                                              ------------   ------------   ------------   ------------
           Total Income (Loss) From Operations                         .38            .76           1.11            .64
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Dividends from net investment income                          (.35)          (.50)          (.65)          (.57)
        Dividends from net realized gain on investments               (.19)            --             --             --
                                                              ------------   ------------   ------------   ------------
           Total Distributions                                        (.54)          (.50)          (.65)          (.57)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $      10.26   $      10.42   $      10.16   $       9.70
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN (%)                                                 3.79           7.76          11.87           6.92
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                   337,973        287,276        287,341        325,627
        Ratios to average net assets (%):
           Operating expenses, net                                     .50            .49            .46            .48
           Operating expenses, gross                                   .52            .49            .46            .48
           Net investment income                                      3.46           4.71           5.75           6.09
        Portfolio turnover (%)                                      649.90         532.00         388.98         248.34

----------

(1) As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset-backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $.02, increase the net realized and net unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.72% to 4.53%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.


(2) Average month-end shares outstanding were used for this calculation.

HIGH YIELD BOND FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                    2004          2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $       7.85   $       8.75   $      10.14   $      10.32
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income(1)                                       .60            .70            .92            .96
        Net realized and unrealized gain (loss)                        .54           (.90)         (1.30)          (.21)
                                                              ------------   ------------   ------------   ------------
           Total Income From Operations                               1.14           (.20)          (.38)           .75
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Dividends from net investment income                          (.55)          (.70)         (1.01)          (.93)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $       8.44   $       7.85   $       8.75   $      10.14
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN (%)                                                15.18          (2.50)         (3.80)          7.67
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                   140,773         99,327         44,647         53,689
        Ratios to average net assets (%):
           Operating expenses, net                                     .70            .75            .71            .68
           Operating expenses, gross                                   .70            .75            .73            .69
           Net investment income                                      7.39           8.83           9.90           9.56
        Portfolio turnover (%)                                      148.72         149.45         217.68         164.01

----------
(1) Average month-end shares outstanding were used for this calculation.

CORE OPPORTUNITIES FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                    2004          2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $      15.33   $      18.86   $      27.21   $      22.53
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(1)                                .05           (.01)          (.01)           .06
        Net realized and unrealized gain (loss)                       1.69          (3.52)         (7.13)          5.77
                                                              ------------   ------------   ------------   ------------
           Total Income From Operations                               1.74          (3.53)         (7.14)          5.83
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Dividends from net investment income                          (.04)            --           (.02)          (.07)
        Dividends from net realized gain on investments                 --             --          (1.19)         (1.08)
                                                              ------------   ------------   ------------   ------------
           Total Distributions                                        (.04)            --          (1.21)         (1.15)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $      17.03   $      15.33   $      18.86   $      27.21
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN (%)                                                11.37         (18.72)        (27.15)         27.26
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                   377,374        329,920        451,235        522,509
        Ratios to average net assets (%):
           Operating expenses, net                                    1.10           1.10           1.10           1.10
           Operating expenses, gross                                  1.11           1.20           1.21           1.15
           Net investment income                                       .34           (.06)          (.06)           .24
        Portfolio turnover (%)                                       40.01          45.27          43.87          49.72

----------
(1) Average month-end shares outstanding were used for this calculation.

S&P 500 INDEX FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                       2004       2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $      15.16   $      18.77   $      26.41   $      23.74
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(1)                                .25            .23            .24            .27
        Net realized and unrealized gain (loss)                       1.52          (3.61)         (6.46)          3.40
                                                              ------------   ------------   ------------   ------------
           Total Income From Operations                               1.77          (3.38)         (6.22)          3.67
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Dividends from net investment income                          (.24)          (.23)          (.25)          (.28)
        Dividends from net realized gain on investment                  --             --          (1.17)          (.72)
                                                              ------------   ------------   ------------   ------------
           Total Distributions                                        (.24)          (.23)         (1.42)         (1.00)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $      16.69   $      15.16   $      18.77   $      26.41
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN (%)                                                11.89         (18.20)        (24.48)         16.26
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                 1,841,173      1,604,069      2,320,240      3,105,167
        Ratios to average net assets (%):
           Operating expenses, net(2)                                  .15            .16            .17            .18
           Operating expenses, gross(2)                                .15            .16            .17            .24
           Net investment income                                      1.65           1.31           1.12           1.08
        Portfolio turnover (%)                                         N/A            N/A            N/A          16.43(3)
        Portfolio turnover of the S&P Master Fund                    12.52          16.02          12.01          14.00

----------
(1) Average month-end shares outstanding were used for this calculation.

(2) Expense ratios for the periods subsequent to June 1, 2000 (commencement of the Master-Feeder structure) include the fund's share of the S&P Master Fund's allocated expenses. Expense ratios include the fund's share of the Master Fund's allocated expenses.


(3) Portfolio turnover represents the rate of portfolio activity for the period through May 31, 2000, while the fund was making investments directly in securities.

DISCIPLINED EQUITY FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                        2004      2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $       7.36   $       8.83   $      17.01   $      17.51
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(1)                                .10            .09            .04            .05
        Net realized and unrealized gain (loss)                        .61          (1.48)         (3.76)          1.96
                                                              ------------   ------------   ------------   ------------
           Total Income From Operations                                .71          (1.39)         (3.72)          2.01
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Dividends from net investment income                          (.10)          (.08)          (.04)          (.06)
        Dividends from net realized gain on investments                 --             --          (4.42)         (2.45)
                                                              ------------   ------------   ------------   ------------
           Total Distributions                                        (.10)          (.08)         (4.46)         (2.51)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $       7.97   $       7.36   $       8.83   $      17.01
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN (%)                                                 9.83         (15.93)        (26.74)         14.19
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                   223,408        271,982        283,824        418,551
        Ratios to average net assets (%):
           Operating expenses, net                                     .38            .46            .91            .91
           Operating expenses, gross                                   .56            .96           1.02            .96
           Net investment income                                      1.39           1.01            .35            .28
        Portfolio turnover (%)                                       28.15          20.50         124.98         149.82

----------
(1) Average month-end shares outstanding were used for this calculation.

SMALL CAP FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                    2004          2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $      18.41   $      19.60   $      22.69   $      17.75
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(1)                                .06             --            .02           (.01)
        Net realized and unrealized gain (loss)                       3.80          (1.17)         (3.11)          4.96
                                                              ------------   ------------   ------------   ------------
           Total Income From Operations                               3.86          (1.17)         (3.09)          4.95
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Dividends from net investment income                          (.02)          (.02)            --           (.01)
        Dividends from net realized gain on investments                 --             --             --             --
                                                              ------------   ------------   ------------   ------------
           Total Distributions                                        (.02)          (.02)            --           (.01)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $      22.25   $      18.41   $      19.60   $      22.69
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN (%)                                                21.00          (5.95)        (13.61)         27.92
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                   362,945        266,972        254,450        359,779
        Ratios to average net assets (%):
           Operating expenses                                         1.04           1.08           1.07           1.07
           Net investment income                                       .34            .01            .12           (.05)
        Portfolio turnover (%)                                      114.42          80.16         157.27         156.41

----------
(1) Average month-end shares outstanding were used for this calculation.

SPECIAL EQUITY FUND

[TO BE UPDATED]


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                    2004          2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $       7.92   $       9.81   $      16.47   $       9.17
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(1)                               (.03)          (.02)          (.01)          (.05)
        Net realized and unrealized gain (loss)                       1.84          (1.87)         (6.65)          7.35
                                                              ------------   ------------   ------------   ------------
           Total Income From Operations                               1.81          (1.89)         (6.66)          7.30
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Return of capital(2)                                            --           0.00             --           0.00
                                                              ------------   ------------   ------------   ------------
        Distributions from net investment
        income(2)                                                    (0.00)            --             --             --
                                                              ------------   ------------   ------------   ------------
           Total Distributions                                          --             --             --             --
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $       9.73   $       7.92   $       9.81   $      16.47
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN (%)                                                22.89         (19.23)        (40.44)         79.65
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                    32,444         37,718         57,430         85,489
        Ratios to average net assets (%):
           Operating expenses, net                                    1.10           1.10           1.10           1.10
           Operating expenses, gross                                  1.41           1.18           1.13           1.14
           Net investment income (loss)                               (.43)          (.25)          (.05)          (.37)
        Portfolio turnover (%)                                       40.68          61.57         104.62          46.45


----------
(1) Average month-end shares outstanding were used for this calculation.

(2) Zero amounts represent that which are less than $0.005

AGGRESSIVE EQUITY FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDING AUGUST 31,
                                                    2004          2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $       3.88   $       4.38   $      19.97   $      12.73
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(1)                                 --           (.01)            --           (.13)
        Net realized and unrealized gain (loss)                        .68           (.49)         (3.77)         11.40
                                                              ------------   ------------   ------------   ------------
           Total Income (Loss) From Operations                         .68           (.50)         (3.77)         11.27
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS
        Dividends from net investment income                            --             --             --           (.02)
                                                              ------------   ------------   ------------   ------------
        Dividends from net realized gain                                --             --         (11.82)         (4.01)
                                                              ------------   ------------   ------------   ------------
           Total Distributions                                          --             --         (11.82)         (4.03)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $       4.56   $       3.88   $       4.38   $      19.97
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN (%)                                                17.53         (11.42)        (33.17)        112.42
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                    73,602         59,588         53,082          8,352
        Ratios to average net assets (%):
           Operating expenses, net                                    1.10           1.10           1.10           1.10
           Operating expenses, gross                                  1.24           1.11           2.48           1.87
           Net investment income (loss)                                .09           (.25)          (.57)          (.75)
        Portfolio turnover (%)                                      115.51         251.64         262.01         336.60

----------
(1) Average month-end shares outstanding were used for this calculation.

IAM SHARES FUND

[TO BE UPDATED]


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                    2004          2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $       7.11   $       8.85   $      11.55   $      10.14
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(1)                                .10            .08            .08            .09
        Net realized and unrealized gain (loss)                        .69          (1.74)         (2.67)          1.42
                                                              ------------   ------------   ------------   ------------
           Total Income From Operations                                .79          (1.66)         (2.59)          1.51
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Dividends from net investment income                          (.10)          (.08)          (.09)          (.08)
                                                              ------------   ------------   ------------   ------------
        Dividends from net realized gain                                --             --           (.02)          (.02)
                                                              ------------   ------------   ------------   ------------
           Total Distributions                                        (.10)          (.08)          (.11)          (.10)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $       7.80   $       7.11   $       8.85   $      11.55
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN (%)(2)                                             11.26         (18.94)        (22.56)         14.94
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                   152,106        139,762        176,598        133,690
        Ratios to average net assets (%)(3):
           Operating expenses, net                                     .42            .52            .58            .55
           Operating expenses, gross                                   .42            .52            .59            .55
           Net investment income                                      1.46            .97            .79            .79
        Portfolio turnover (%)                                        4.95           9.44           4.23           5.34


----------
(1) Average month-end shares were used for this calculation.

(2) Periods less than one year are not annualized.
(3) The ratios for periods less than one year are annualized.

TUCKERMAN ACTIVE REIT

[TO BE UPDATED]

                                                                  FISCAL YEARS ENDED AUGUST 31,
                                               2004          2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF PERIOD                     $      10.61   $      10.24   $       9.15   $       8.08
                                                         ------------   ------------   ------------   ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1)                                .52            .51            .48            .52
   Net realized and unrealized gain (loss)                        .84            .36           1.10           1.10
                                                         ------------   ------------   ------------   ------------
      Total Income From Operations                               1.36            .87           1.58           1.62
                                                         ------------   ------------   ------------   ------------
DISTRIBUTIONS:
   Dividends from net investment income                          (.52)          (.50)          (.49)          (.55)
                                                         ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                           $      11.45   $      10.61   $      10.24   $       9.15
                                                         ============   ============   ============   ============
TOTAL RETURN (%)                                                13.48           8.85          17.84          21.51
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                   108,564         92,888         56,316         43,748
   Ratios to average net assets (%):
      Operating expenses, net                                    1.00           1.00           1.00           1.00
      Operating expenses, gross                                  1.13           1.07           1.17           1.07
      Net investment income                                      5.03           4.97           5.09           6.51
   Portfolio turnover (%)                                       54.97          45.66          70.59          86.93

----------
(1) Average month-end shares outstanding were used for this calculation.

EMERGING MARKETS FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDING AUGUST 31,
                                                       2004       2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $       8.68   $       8.31   $      11.37   $      10.47
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income(loss)(1)                                 .14            .09            .14            .09
        Net realized and unrealized gain (loss)                       2.01            .28          (3.13)          1.04
                                                              ------------   ------------   ------------   ------------
           Total Income From Operations                               2.15            .37          (2.99)          1.13
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Dividends from net investment income                          (.03)            --           (.07)          (.23)
        Dividends from net realized gain on investment                  --             --             --             --
                                                              ------------   ------------   ------------   ------------
           Total Distributions                                        (.03)            --           (.07)          (.23)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $      10.80   $       8.68   $       8.31   $      11.37
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN (%)                                                24.95           4.45         (26.39)         11.05
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                   514,069        382,343        334,217        395,926
        Ratios to average net assets (%):
           Operating expenses, net                                    1.25           1.25           1.25           1.25
           Operating expenses, gross                                  1.35           1.44           1.47           1.38
           Net investment income                                      1.59            .98           1.48            .89
        Portfolio turnover (%)                                       88.02          92.10          49.97          55.62

----------
(1) Average month-end shares outstanding were used for this calculation.

MSCI EAFE INDEX FUND

[TO BE UPDATED]

                                                                         FISCAL YEAR ENDED AUGUST 31,
                                                                     2004        2003            2002++
     NET ASSET VALUE, BEGINNING OF PERIOD                                    $       9.05     $      10.00
                                                                             ------------     ------------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(1)                                               .18(2)           .16
        Net realized and unrealized gain (loss)                                       .47(2)         (1.02)
                                                                             ------------     ------------
           Total Income From Operations                                               .65             (.86)
                                                                             ------------     ------------
     DISTRIBUTIONS:
        Dividends from net investment income                                         (.11)            (.09)
        Dividends from net realized gain on investments                              (.37)             .00(3)
                                                                             ------------     ------------
           Total Distributions                                                       (.48)            (.09)
                                                                             ------------     ------------
     NET ASSET VALUE, END OF PERIOD                                          $       9.22     $       9.05
                                                                             ------------     ------------
     TOTAL RETURN (%)(4)                                                             7.92            (8.66)
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                                   48,756           16,404
        Ratios to average net assets (%):
           Operating expenses, net(5)                                                 .40              .40
           Operating expenses, gross(5)                                               .86             1.41
           Net investment income                                                     2.17             1.82
        Portfolio turnover of the MSCI EAFE Master Fund (%)                         30.85            20.01

----------

++ For the period October 16, 2001 (commencement of operations) to August 31, 2002.

(1) Average month-end shares outstanding were used for this calculation.

(2) The amount shown for a share outstanding does not correlate with investment results for the year due to the timing of purchases and sales of fund shares in relation to fluctuating market values of the investments of the fund.

(3) Less than $.01 per share for the period ended August 31, 2002.

(4) Periods less than one year are not annualized.

(5) The ratios for the periods less than one year are annualized. Expense ratios include the fund's share of the MSCI Master Fund's allocated expenses.

INTERNATIONAL STOCK SELECTION FUND

[TO BE UPDATED]

                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                       2004       2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $       6.32   $       7.42   $      10.87   $      10.37
                                                              ------------   ------------   ------------   ------------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(1)                                .10            .08            .09            .09
        Net realized and unrealized gain (loss)                        .62          (1.14)         (2.28)           .54
                                                              ------------   ------------   ------------   ------------
           Total Income From Operations                                .72          (1.06)         (2.19)           .63
                                                              ------------   ------------   ------------   ------------
     DISTRIBUTIONS:
        Dividends from net investment income                          (.07)          (.04)            --           (.13)
        Dividends from net realized gain on investments                 --             --          (1.26)            --
                                                              ------------   ------------   ------------   ------------
           Total Distributions                                        (.07)          (.04)         (1.26)          (.13)
                                                              ------------   ------------   ------------   ------------
     NET ASSET VALUE, END OF PERIOD                           $       6.97   $       6.32   $       7.42   $      10.87
                                                              ------------   ------------   ------------   ------------
     TOTAL RETURN (%)                                                11.55         (14.32)        (21.64)          6.09
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                    99,884         71,135         78,626        105,645
        Ratios to average net assets (%):
           Operating expenses, net                                    1.00           1.00           1.00           1.00
           Operating expenses, gross                                  1.28           1.31           1.33           1.28
           Net investment income                                      1.65           1.20           1.06            .79
        Portfolio turnover (%)                                       70.08          49.55          85.14          64.05

----------
(1) Average month-end shares outstanding were used for this calculation.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

[TO BE UPDATED]

                                                                             FISCAL YEARS ENDED AUGUST 31,
                                                            2004            2003         2002         2001        2000
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     7.30   $     9.15   $    14.37   $    11.31
                                                                         ----------   ----------   ----------   ----------
INCOME FROM OPERATIONS:
   Net investment income(1)                                                     .06          .04          .05          .07
   Net realized and unrealized gain (loss)                                      .44        (1.85)       (4.50)        3.17
                                                                         ----------   ----------   ----------   ----------
     Total Income From Operations                                               .50        (1.81)       (4.45)        3.24
                                                                         ----------   ----------   ----------   ----------
DISTRIBUTIONS:
   Dividends from net investment income                                        (.04)        (.04)        (.06)        (.08)
   Dividends from net realized gain                                              --           --         (.71)        (.10)
                                                                         ----------   ----------   ----------   ----------
     Total Distributions                                                       (.04)        (.04)        (.77)        (.18)
                                                                         ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                                           $     7.76   $     7.30   $     9.15   $    14.37
                                                                         ----------   ----------   ----------   ----------
TOTAL RETURN (%)                                                               6.86       (19.84)      (32.28)       28.82
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                                  75,389       95,761      111,216      137,639
   Ratios to average net assets (%):
     Operating expenses, net                                                   1.10         1.10         1.10         1.10
     Operating expenses, gross                                                 1.47         1.25         1.22         1.16
     Net investment income                                                      .92          .46          .41          .48
   Portfolio turnover (%)                                                     48.92        55.35        39.14        45.76

----------
(1) Average month-end shares outstanding were used for this calculation.

LIFE SOLUTIONS INCOME AND GROWTH FUND

[TO BE UPDATED]

                                                                            FISCAL YEARS ENDED AUGUST 31,
                                                                 2004       2003         2002         2001         2000
     NET ASSET VALUE, BEGINNING OF PERIOD                                $    10.21   $    10.84   $    13.21   $    12.93
                                                                         ----------   ----------   ----------   ----------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(1),(2)                                     .18          .30          .45          .47
        Net realized and unrealized gain (loss)                                 .75         (.48)       (1.24)         .94
                                                                         ----------   ----------   ----------   ----------
           Total Income from Operations                                         .93         (.18)        (.79)        1.41
                                                                         ----------   ----------   ----------   ----------
     DISTRIBUTIONS:
        Dividends from net investment income                                   (.29)        (.45)        (.79)        (.77)
        Dividends from net realized gain on investments                          --           --         (.79)        (.36)
                                                                         ----------   ----------   ----------   ----------
           Total Distributions                                                 (.29)        (.45)       (1.58)       (1.13)
                                                                         ----------   ----------   ----------   ----------
     NET ASSET VALUE, END OF PERIOD                                      $    10.85   $    10.21   $    10.84   $    13.21
                                                                         ----------   ----------   ----------   ----------
     TOTAL RETURN (%)                                                          9.38        (1.64)       (6.35)       11.73
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                             24,618       19,937       19,878       21,150
        Ratios to average net assets (%):
           Operating expenses, net(3),(4)                                       .45          .45          .45          .45
           Operating expenses, gross(3),(4)                                     .58          .53          .59          .55
           Net investment income                                               1.75         2.60         3.87         3.71
        Portfolio turnover (%)                                                22.46        41.96        79.47        31.07

----------
(1) Average month-end shares outstanding were used for this calculation.

(2) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

(3) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(4) During the year ended August 31, 2002, the fund experienced a one-time reduction in its expenses of twenty-one basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

LIFE SOLUTIONS BALANCED FUND

[TO BE UPDATED]

                                                                            FISCAL YEARS ENDED AUGUST 31,
                                                                 2004       2003         2002         2001         2000
     NET ASSET VALUE, BEGINNING OF PERIOD                                $     9.40   $    10.25   $    14.59   $    13.80
                                                                         ----------   ----------   ----------   ----------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(1),(2)                                     .12          .21          .33          .42
        Net realized and unrealized gain (loss)                                 .94         (.74)       (2.09)        1.47
                                                                         ----------   ----------   ----------   ----------
           Total Income from Operations                                        1.06         (.53)       (1.76)        1.89
                                                                         ----------   ----------   ----------   ----------
     DISTRIBUTIONS:
        Dividends from net investment income                                   (.18)        (.32)       (1.01)        (.70)
        Dividends from net realized gain on investments                          --           --        (1.57)        (.40)
                                                                         ----------   ----------   ----------   ----------
           Total Distributions                                                 (.18)        (.32)       (2.58)       (1.10)
                                                                         ----------   ----------   ----------   ----------
     NET ASSET VALUE, END OF PERIOD                                      $    10.28   $     9.40   $    10.25   $    14.59
                                                                         ----------   ----------   ----------   ----------
     TOTAL RETURN (%)                                                         11.55        (5.27)      (13.35)       14.59
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                             73,906       60,829       65,657       81,711
        Ratios to average net assets (%):
           Operating expenses(3),(4)                                            .29          .31          .28          .24
           Net investment income                                               1.27         1.81         2.84         3.01
        Portfolio turnover (%)                                                26.12        36.01       102.02        42.47

----------
(1) Average month-end shares outstanding were used for this calculation.

(2) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

(3) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(4) During the year ended August 31, 2002, the fund experienced a one-time reduction in its expenses of twenty-one basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

LIFE SOLUTIONS GROWTH FUND

[TO BE UPDATED]

                                                                            FISCAL YEARS ENDED AUGUST 31,
                                                                 2004       2003         2002         2001         2000
     NET ASSET VALUE, BEGINNING OF PERIOD                                $     8.59   $     9.63   $    15.73   $    14.62
                                                                         ----------   ----------   ----------   ----------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(1),(2)                                     .05          .11          .16          .26
        Net realized and unrealized gain (loss)                                1.10        (1.01)       (2.94)        2.13
                                                                         ----------   ----------   ----------   ----------
           Total Income From Operations                                        1.15         (.90)       (2.78)        2.39
                                                                         ----------   ----------   ----------   ----------
     DISTRIBUTIONS:
        Dividends from net investment income                                   (.07)        (.14)       (1.12)        (.72)
        Dividends from net realized gain on investments                          00           --        (2.20)        (.56)
                                                                         ----------   ----------   ----------   ----------
           Total Distributions                                                 (.07)        (.14)       (3.32)       (1.28)
                                                                         ----------   ----------   ----------   ----------
     NET ASSET VALUE, END OF PERIOD                                      $     9.67   $     8.59   $     9.63   $    15.73
                                                                         ----------   ----------   ----------   ----------
     TOTAL RETURN (%)                                                         13.56        (9.40)      (20.16)       17.15
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                             41,446       32,910       38,518       51,411
        Ratios to average net assets (%):
           Operating expenses(3),(4)                                            .42          .38          .35          .35
           Net investment income                                                .54          .73         1.41         1.78
        Portfolio turnover (%)                                                21.85        40.17       111.13        33.00

----------
(1) Average month-end shares outstanding were used for this calculation.

(2) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

(3) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(4) During the year ended August 31, 2002, the fund experienced a one-time reduction in its expenses of twenty-one basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

                   ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS


The Statement of Additional Information (SAI) for each fund includes additional information about the SSgA Funds. Each SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of each fund's portfolio holdings. Additional information about the SSgA Funds' investments is available in annual and semi-annual reports to shareholders. The annual report contains discussions of the market conditions and investment strategies that significantly affected performance during the last fiscal year. To request an SAI, annual or semi-annual report, other information about the SSgA Funds or to make any shareholder inquiry, please contact:


                        State Street Global Markets, LLC

                          State Street Financial Center

                               One Lincoln Street

                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327

The prospectus is also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the SSgA Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com


                                 CLASS R SHARES

                                   BOND MARKET

                               CORE OPPORTUNITIES

                                    SMALL CAP

                                AGGRESSIVE EQUITY

                          INTERNATIONAL STOCK SELECTION

                        LIFE SOLUTIONS INCOME AND GROWTH

                             LIFE SOLUTIONS BALANCED

                              LIFE SOLUTIONS GROWTH


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Class R Shares of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor, and will be referred to in this prospectus as a "Financial Intermediary". This prospectus should be read together with any materials provided by the Financial Intermediary.


                       PROSPECTUS DATED DECEMBER 13, 2004

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                      3

   INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES                   3
   PRINCIPAL RISKS                                                             7
   RISK AND RETURN                                                            10

FEES AND EXPENSES OF THE FUNDS                                                20

MANAGEMENT OF THE FUNDS                                                       22

   PORTFOLIO MANAGEMENT                                                       23

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES AND RISKS         23

   TEMPORARY DEFENSIVE POSITION                                               29

SHAREHOLDER INFORMATION                                                       29

   PURCHASE AND REDEMPTION OF SHARES                                          29
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS               31
   PRICING OF FUND SHARES                                                     32
   DIVIDENDS AND DISTRIBUTIONS                                                32
   TAXES                                                                      33

FINANCIAL HIGHLIGHTS                                                          34

   BOND MARKET FUND                                                           34
   CORE OPPORTUNITIES FUND                                                    35
   SMALL CAP FUND                                                             36
   AGGRESSIVE EQUITY FUND                                                     37
   INTERNATIONAL STOCK SELECTION FUND                                         38
   LIFE SOLUTIONS INCOME AND GROWTH FUND                                      39
   LIFE SOLUTIONS BALANCED FUND                                               40
   LIFE SOLUTIONS GROWTH FUND                                                 41

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS                                   42

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Through this prospectus, the SSgA Funds (the Investment Company) offers Class R Shares of the following separate funds (collectively, the Funds). All of the Funds are considered diversified as defined in the Investment Company Act of 1940, as amended (the 1940 Act):

-    SSgA Bond Market Fund (Bond Market Fund)

-    SSgA Core Opportunities Fund (Core Opportunities Fund)

-    SSgA Small Cap Fund (Small Cap Fund)

-    SSgA Aggressive Equity Fund (Aggressive Equity Fund)

-    SSgA International Stock Selection Fund (International Stock Selection
     Fund)

-    SSgA Life Solutions Income and Growth Fund (Income and Growth Fund)

-    SSgA Life Solutions Balanced Fund (Balanced Fund)

-    SSgA Life Solutions Growth Fund (Growth Fund)

As indicated below, some funds have a fundamental investment objective which may be changed only with the approval of a majority of the fund's shareholders as defined by the 1940 Act. Other funds have a nonfundamental investment objective which may be changed by the Board of Trustees of the Investment Company (Board of Trustees or board) without shareholder approval. SSgA Funds Management, Inc. (the Advisor), serves as the Funds' investment advisor. The principal risks associated with investing in each fund are explained in the Principal Risks section.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match the LBAB Index's duration at all times while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.


The Bond Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Asset-backed securities; cash sweep; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate caps, floors and collars; mortgage-backed securities; mortgage-backed rolls; options on securities and securities indices; portfolio duration; repurchase agreements; securities lending; Treasury inflation-protection securities; Section 4(2) commercial paper; US government securities; and variable and floating rate securities.

The Bond Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, market, mortgage-backed rolls, mortgage-backed securities, portfolio turnover, prepayment, and sector.


CORE OPPORTUNITIES FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.


The Core Opportunities Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, futures contracts and option on futures, government securities, IPO holding, options on securities and securities indices, repurchase agreements, and securities lending.

The Core Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, fundamental strategy, government securities, IPO holding, large capitalization securities, market, medium capitalization securities, and sector.


SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.


The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with a market capitalization generally ranging in value from approximately $68 million to $2.35 billion. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."


Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.


The Small Cap Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, futures contracts and options on futures, equity swaps, initial public offerings (IPO holding and IPO trading), depositary receipts; repurchase agreements, options on securities and securities indices, US government securities, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.


The Small Cap Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, IPO trading, liquidity, market, portfolio turnover, quantitative strategy, real estate securities, sector and small capitalization securities.

AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.


Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The investable universe is constructed using the Russell 3000(R) Index, which is a combination of the larger-capitalization Russell 1000(R) Index and the smaller-capitalization Russell 2000(R) Index. Securities in the Russell 3000 Index include those companies with a market capitalization range of approximately $68 million to $346 billion. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The Aggressive Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, futures contracts and options on futures, IPO trading, options on securities and securities indices, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Aggressive Equity Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, IPO trading, large capitalization securities, liquidity, market, portfolio turnover, quantitative strategy, real estate securities, sector, and small capitalization securities.


INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the 80% investment policy.

The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI(R) EAFE(R) Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.


The International Stock Selection Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, foreign issuers, equity swaps, depositary receipts, futures contracts and options on futures, IPO holding, options on securities and securities indices, and securities lending.

The International Stock Selection Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign currency, foreign securities, growth stocks, IPO holding, large capitalization securities, liquidity, market, quantitative strategy, small capitalization securities, and value stocks.


LIFE SOLUTIONS FUNDS. The Life Solutions Funds attempt to meet their objectives by investing substantially all of their investable assets in shares of various combinations of the Investment Company's portfolios (the Underlying Funds). These combinations offer varying degrees of potential risk and reward. The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund's investment objective is nonfundamental:

LIFE SOLUTIONS INCOME AND GROWTH FUND seeks income and, secondarily, long-term growth of capital.

LIFE SOLUTIONS BALANCED FUND seeks a balance of growth of capital and income.

LIFE SOLUTIONS GROWTH FUND seeks long-term growth of capital.

The Life Solutions Funds are designed as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:

     LIFE SOLUTIONS FUND   CAPITAL APPRECIATION   INCOME    VOLATILITY
     -----------------------------------------------------------------
     Income and Growth     Low                    High      Low

     Balanced              Medium                 Medium    Medium

     Growth                High                   Low       High


Through investment in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations among classes of equity, international equity, fixed-income and short-term asset funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. It also shows the weightings of each Underlying Fund as of August 31, 2004. Generally, re-allocation occurs on a monthly basis or more frequently at the Advisor's discretion. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.



                                                       INCOME AND
    ASSET CLASS/UNDERLYING FUND                        GROWTH           BALANCED        GROWTH
    --------------------------------------------------------------------------------------------
    Range of Total Equities                              20-60%           40-80%        60-100%

                                                           WEIGHTINGS IN EACH UNDERLYING FUND
                                                                AS OF AUGUST 31, 2004 (%)

      US EQUITIES                                        20-60%           40-80%        60-100%
         S&P 500 Index Fund                               8.45%           11.38%         14.21%
         Disciplined Equity Fund
         Small Cap Fund
         Aggressive Equity Fund                          14.16%           20.08%         26.26%
         Core Opportunities Fund
         Special Equity Fund
         IAM SHARES Fund
         Tuckerman Active REIT Fund                       2.16%            2.16%          2.13%
         Large Cap Value Fund                             6.09%            9.01%         12.14%
         Large Cap Growth Opportunities Fund              8.08%           10.98%         14.00%
      INTERNATIONAL EQUITIES(1)
         International Stock Selection Fund               4.52%            9.51%         14.56%
         Emerging Markets Fund                            0.52%            0.52%          0.53%
         International Growth                             1.52%            1.50%          1.42%
           Opportunities Fund
         MSCI EAFE Index Fund
    Range of Bonds                                       40-80%           20-60%          0-40%
         Bond Market Fund                                52.57%           32.88%         12.84%
         High Yield Bond Fund
         Intermediate Fund
         Yield Plus Fund

    Range of Short-Term Assets                            0-20%            0-20%          0-20%
         Money Market Fund                                1.93%            1.98%          1.91%
         US Government Money Market Fund


The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees and may be changed at any time by the board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish

----------
(1) International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the portfolio management team will rebalance each Life Solution Fund's holdings at least quarterly, or more frequently as the team determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the portfolio manager will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the fund management team will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.

AFFILIATED PERSONS. The Advisor and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. The trustees believe they have structured the Life Solutions Funds to avoid these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

INVESTMENTS IN THE UNDERLYING FUNDS. The Life Solutions Funds invest primarily in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds, and is subject to the risks of the investments of the Underlying Funds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved.

PRINCIPAL RISKS

Investment in the SSgA Funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a fund. There can be no assurance that a fund will achieve its objective. An investment in the SSgA Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Each of the Funds has risks associated with it. This section contains a detailed description (arranged alphabetically) of the risks associated with a fund, as identified in "Principal Investment Strategies" above. Information about the specific instruments or investment techniques referred to in this section is contained in the section called "Additional Information about the Funds' Investment Policies and Risks."


ASSET-BACKED SECURITIES RISK. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

CALL RISK. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and the potential for taxable capital gains.

CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.


DERIVATIVES RISK. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.


DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations.

EQUITY SECURITIES RISK. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

EXTENSION RISK. Extension risk is the risk than an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yield securities.


FOREIGN CURRENCY RISK. A fund that invests in foreign (non-US) securities or securities denominated in foreign (non-US) currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.


FOREIGN SECURITIES RISK. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations carry risks relating to political, economic or regulatory conditions in foreign countries, such as:
(1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. All of these factors may adversely affect investment in foreign securities, making such investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.

FUNDAMENTAL STRATEGY RISK. Some funds are managed according to traditional methods of active investment management, which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. A fund managed according to a fundamental strategy is subject to the risk that the investments chosen for the fund by the Advisor, based on the analysis conducted by the portfolio manager and securities analyst, may fail to perform as expected.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

IPO HOLDING RISK. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a fund can participate. Even when the fund requests to participate in an IPO, there is no guarantee that a fund will receive an allotment of shares in an IPO sufficient to satisfy a fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO TRADING RISK. IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.


LARGE CAPITALIZATION SECURITIES RISK. A fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.


LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

MORTGAGE-BACKED ROLL RISK. A forward roll is when an investor replaces an old options position with new one with a later expiration date (and same strike price). There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities represent either direct or indirect participation in, or obligations collateralized by and payable from, mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Furthermore, mortgage-backed securities are subject to prepayment risk as described elsewhere in this section. Mortgage-backed securities may also be subject to call risk and extension risk, as described elsewhere in this section.

PORTFOLIO TURNOVER RISK. The turnover rate of a portfolio cannot be predicted. Funds subject to this risk will have annual portfolio turnover rates that generally will fall within the range of 100-300%. Securities having a maturity of one year or less are not included in the turnover calculation. A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.

PREPAYMENT RISK. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. Prepayment of loans underlying asset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.


QUANTITATIVE STRATEGY RISK. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a fund having a lower return than if the fund was managed using a fundamental or passive investment management strategy.


REAL ESTATE SECURITIES RISK. Just as real estate values go up and down, the value of securities of companies involved in the real estate industry also fluctuate. A fund that invests in REITs and other real estate securities is subject to risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

SMALL CAPITALIZATION SECURITIES RISK. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a fund that maintains significant exposure to small cap stocks.

RISK AND RETURN

The following bar charts illustrate the risks of investing in each fund by showing changes in a fund's performance from year to year over the life of the fund. The accompanying tables further illustrate the risks of investing in a fund by showing how the fund's average annual returns for 1, 5 and 10 years (or, if less, since a fund's inception) compare to the returns of a broad-based securities market index. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The returns and all other information shown below are for the original SSgA Fund class (referred to in this prospectus as the "Institutional Class") that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares. The average annual total returns for the Class R Shares offered in this prospectus would differ only to the extent that the Institutional Class and Class R Shares of the SSgA Funds do not have the same expenses.

A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

BOND MARKET FUND

Annual Total Returns

[bar chart]

1997               8.93%
1998               8.36%
1999              (1.33%)
2000              10.82%
2001               7.83%
2002              10.00%
2003               3.66%

Best Quarter - September 30, 2002: 4.80%

Worst Quarter - June 30, 1999: (1.24%)


Year-to-Date - September 30, 2004: ____%[TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

BOND MARKET FUND                 1 YEAR               5 YEARS          INCEPTION*
Return Before Taxes               3.66%                6.10%               6.33%
Return After Taxes on
Distributions                     2.11%                3.86%               3.98%
Return After Taxes on
Distributions and Sale
of Fund Shares                    2.42%                3.79%               3.91%

Lehman Brothers(R)
Aggregate Bond Index              4.10%                6.62%               6.86%

* The fund began operating on February 7, 1996. The returns would have been lower without the contractual expense reimbursement.

                                  30-Day Yields

                     For the Period Ended December 31, 2003:

                                         CURRENT
Bond Market Fund                            3.01%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

CORE OPPORTUNITIES FUND

Annual Total Returns

[bar chart]

1994           (0.26%)
1995           28.62%
1996           21.43%
1997           37.64%
1998           34.74%
1999           20.87%
2000           (5.79%)
2001           (9.61%)
2002          (24.48%)
2003           21.67%

Best Quarter - December 31, 1998: 23.77%

Worst Quarter - June 30, 2002: (15.67%)


Year-to-Date - September 30, 2004: ____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

CORE OPPORTUNITIES FUND              1 YEAR          5 YEARS     INCEPTION
Return Before Taxes                  21.67%          (1.11%)       10.57%
Return After Taxes on
Distributions                        21.51%          (1.59%)        9.48%
Return After Taxes on
Distributions and Sale of
Fund Shares                          14.07%          (0.89%)        8.76%

S&P 500(R) Index                     28.68%          (0.57%)       11.07%

* The fund began operating on September 1, 1993 (formerly known as the SSgA Growth and Income Fund). The returns would have been lower without the contractual expense reimbursement.

SMALL CAP FUND

Annual Total Returns

[bar chart]

1994           (0.95%)
1995           41.83%
1996           28.79%
1997           23.60%
1998           (7.55%)
1999            3.58%
2000            4.50%
2001            (.92%)
2002          (15.02%)
2003           42.89%

Best Quarter - December 31, 1998: 19.66%

Worst Quarter - September 30, 1998: (27.21%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]

A portion of the fund's performance in 2000 can be attributed to investments in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

SMALL CAP FUND                  1 YEAR          5 YEARS         10 YEARS
Return Before Taxes             42.89%           5.42%           10.40%
Return After Taxes
on Distributions                42.80%           5.38%            9.49%
Return After Taxes
on Distributions and
Sale of Fund Shares             27.87%           4.40%            8.35%

Russell 2000(R) Index           47.25%           7.13%            9.47%

AGGRESSIVE EQUITY FUND

Annual Total Returns

[bar chart]

1999          120.79%
2000           (2.57%)
2001          (19.63%)
2002          (12.09%)
2003           33.96%

Best Quarter - December 31, 1999: 69.94%

Worst Quarter - September 30, 2001: (19.64%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]

A material portion of the fund's performance in 1999 and 2000 can be attributed to investments in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the Russell 3000 Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

AGGRESSIVE EQUITY FUND                  1 YEAR              5 YEARS            INCEPTION*
Return Before Taxes                      33.96%              15.27%             15.86%
Return After Taxes on
Distributions                            33.93%               4.84%              5.37%
Return After Taxes on
Distributions and Sale of Fund
Shares                                   22.08%               7.82%              8.30%

Russell 3000(R) Index                    31.06%               0.37%              0.44%**

* The fund began operating on December 30, 1998. The returns would have been lower without the contractual expense reimbursement.

** Index inception return contains the first full calendar month.

INTERNATIONAL STOCK SELECTION FUND

Annual Total Returns

[bar chart]

1996           3.92%
1997         (10.10%)
1998          13.54%
1999          32.53%
2000         (16.33%)
2001         (20.46%)
2002         (13.70%)
2003          42.89%

Best Quarter - June 30, 2003: 19.89%

Worst Quarter - September 30, 2002: (18.36%)


Year-to-Date - September 30, 2004: ____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

INTERNATIONAL STOCK SELECTION FUND           1 YEAR         5 YEARS      INCEPTION*
Return Before Taxes                          42.89%           1.69%         3.00%
Return After Taxes on
Distributions                                42.04%           0.86%         1.50%
Return After Taxes on
Distributions and Sale of Fund
Shares                                       27.81%           1.22%         1.86%

MSCI(R) EAFE(R) Net
Dividend Index                               38.59%          (0.05%)        4.68%

* The fund began operating on March 7, 1995 (formerly known as SSgA Active International Fund). The returns would have been lower without the contractual expense reimbursement.

LIFE SOLUTIONS INCOME AND GROWTH FUND

Annual Total Returns

[bar chart]

1998              11.02%
1999               7.40%
2000               1.89%
2001              (3.52%)
2002              (1.83%)
2003              17.01%

Best Quarter - June 30, 2003: 10.08%

Worst Quarter - September 30, 2001: (5.80%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500(R) Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

LIFE SOLUTIONS INCOME AND GROWTH FUND                                 1 YEAR            5 YEARS         INCEPTION*
Return Before Taxes                                                   17.01%             3.97%            5.49%
Return After Taxes on Distributions                                   16.10%             1.79%            3.07%
Return After Taxes on Distributions and Sale of Fund Shares           11.05%             2.22%            3.37%

S&P 500(R) Index                                                      28.71%            (0.57%)           5.14%
Russell 3000(R) Index                                                 31.06%             0.37%            5.49%
Lehman Brothers(R) Aggregate Bond Index                                4.11%             6.62%            7.43%
MSCI(R) EAFE(R) Index                                                 39.17%             0.26%            1.72%
Composite Market Index**                                              14.77%              4.5%            6.92%

*The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

** Composite Market Index is comprised of Russell 3000 Index (35%), Lehman Bros. Aggregate Bond Index (60%) and MSCI EAFE Index (5%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment-grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

LIFE SOLUTIONS BALANCED FUND

Annual Total Returns

[bar chart]

1998              12.30%
1999              12.83%
2000              (2.20%)
2001              (7.81%)
2002              (6.26%)
2003              23.17%

Best Quarter - June 30, 2003: 13.37%

Worst Quarter - September 30, 2002: (9.74%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

LIFE SOLUTIONS BALANCED FUND                                          1 YEAR           5 YEARS         INCEPTION*
Return Before Taxes                                                   23.17%             3.31%            5.09%
Return After Taxes on Distributions                                   22.41%             1.09%            2.50%
Return After Taxes on Distributions and Sale of Fund Shares           15.05%             1.82%            3.11%

S&P 500(R) Index                                                      28.71%            (0.57%)           5.14%
Russell 3000(R) Index                                                 31.06%             0.37%            5.49%
Lehman Brothers(R). Aggregate Bond Index                               4.11%             6.62%            7.43%
MSCI(R) EAFE(R) Index                                                 39.17%             0.26%            1.72%
Composite Market Index**                                              20.55%             3.25%            6.36%

*The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment-grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

LIFE SOLUTIONS GROWTH FUND

Annual Total Returns

[bar chart]

1998              12.30%
1999              12.83%
2000              (2.20%)
2001              (7.81%)
2002              (6.26%)
2003              29.33%

Best Quarter - June 30, 2003: 16.69%

Worst Quarter - September 30, 2002: (9.74%)


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses).

                                   Average Annual Total Returns

                             For the Periods Ended December 31, 2003:

LIFE SOLUTIONS BALANCED FUND                                          1 YEAR            5 YEARS         INCEPTION*
Return Before Taxes                                                   29.33%             2.28%            4.46%
Return After Taxes on Distributions                                   28.76%             0.09%            1.81%
Return After Taxes on Distributions and Sale of Fund Shares           19.05%             1.14%            2.71%

S&P 500(R) Index                                                      28.71%            (0.57%)           5.14%
Russell 3000(R) Index                                                 31.06%             0.37%            5.49%
Lehman Brothers(R). Aggregate Bond Index                               4.11%             6.62%            7.43%
MSCI(R) EAFE(R) Index                                                 39.17%             0.26%            1.72%
Composite Market Index**                                              26.52%             1.89%            5.65%

*The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment-grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

                         FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases                                          None
Maximum Deferred Sales Charge (Load)                                                      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends Other Distributions           None
Redemption Fee (All Funds except International Stock Selection)                           None
Redemption Fee (International Stock Selection Fund)*                                         2%
Exchange Fee                                                                              None
Maximum Account Fee                                                                       None

* Redemptions (including exchanges) of shares of the International Stock Selection Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee. For more information, please refer to the section called "Redemption Fee" under "Purchase and Redemption of Shares."

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                 INTERNATIONAL
                                BOND       CORE                      AGGRESSIVE  STOCK
                                MARKET     OPPORTUNITIES  SMALL CAP  EQUITY      SELECTION
----------------------------------------------------------------------------------------------
MANAGEMENT FEE                   .30%          .75%         .75%      .75%          .75%

DISTRIBUTION AND SERVICE
(12b-1) FEES(1)                  .57%          .70%         .70%      .62%          .67%

OTHER EXPENSES                   .16%          .11%         .10%      .27%          .42%
                                ----          ----         ----      ----          ----

GROSS EXPENSES                  1.03%         1.56%        1.55%     1.72%         1.87%

LESS CONTRACTUAL MANAGEMENT
FEE WAIVERS AND
REIMBURSEMENTS                  (.03%)(2)       --           --      (.04%)(3)     (.24%)(3)
                                                                     ----          ----

TOTAL ANNUAL EXPENSES AFTER
WAIVERS AND REIMBURSEMENTS(4)   1.00%         1.56%        1.55%     1.60%         1.60%
                                ====          ====         ====      ====          ====


----------

(1) The Distributor has contractually agreed to waive, at least until December 31, 2005, up to .70% of the average daily net assets on an annual basis, of the distribution and shareholder servicing fee under the circumstances described in footnote 4 below. Without the waiver, the distribution and shareholder servicing fee of the the Bond Market, Aggressive Equity and International Stock Selection Funds would be .70%.

(2) The Advisor has contractually agreed to reimburse the fund to the extent that the total expenses exceed 1.00% until December 31, 2005.

(3) The Advisor has contractually agreed to reimburse the fund to the extent that the total expenses exceed 1.60% until December 31, 2005.

(4) If the total expenses of both the Institutional and Class R Shares are above their respective caps, then the Advisor will waive the Management Fee for both the Institutional and Class R Shares in an equal amount to reduce the total expenses to the level of the cap in effect for the Institutional Shares. If thereafter the total expenses for the Class R Shares remain above the cap in effect for the Class R Shares, then the Distributor will waive up to 70 basis points of the Distribution and Service (12b-1) Fee to further reduce the total expenses of the Class R Shares to the level of the cap. If after waiving the full 70 basis points the total expenses of the Class R Shares remain above the cap, then the Advisor will reimburse the Class R Shares for all expenses to the level of the cap.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                              LIFE SOLUTIONS
                                                INCOME AND      LIFE SOLUTIONS BALANCED   LIFE SOLUTIONS GROWTH
                                                GROWTH FUND              FUND                     FUND
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                                     .00%                   .00%                     .00%

DISTRIBUTION AND SERVICE (12b-1) FEES              .70                    .70                      .70

OTHER EXPENSES                                     .40%                   .14%                     .21%
                                                  ----                   ----                     ----

GROSS EXPENSES                                    1.10%                   .84%                     .91%

LESS CONTRACTUAL MANAGEMENT FEE WAIVERS
AND REIMBURSEMENTS                                (.11%)                   --                       --
                                                  ----                   ----                     ----

TOTAL ANNUAL EXPENSES AFTER WAIVERS AND
REIMBURSEMENTS                                     .99%                   .84%                     .91%
                                                  ====                   ====                     ====

AVERAGE INDIRECT EXPENSES BEFORE
WAIVERS AND REIMBURSEMENTS ON
UNDERLYING FUNDS                                   .92%                  1.09%                    1.27%

AVERAGE INDIRECT EXPENSES AFTER WAIVERS
AND REIMBURSEMENTS ON UNDERLYING FUNDS             .68%                   .77%                     .86%

TOTAL ANNUAL EXPENSES (INCLUDING
INDIRECT EXPENSES) BEFORE WAIVERS AND
REIMBURSEMENTS OF UNDERLYING FUNDS                1.91%                  1.92%                    2.22%

TOTAL ANNUAL EXPENSES (INCLUDING
INDIRECT EXPENSES) AFTER WAIVERS AND
REIMBURSEMENTS OF UNDERLYING FUNDS                1.67%                  1.61%                    1.81%



Shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. Each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the indirect expense ratio (before and after fee waivers and/or expense reimbursements) of each Life Solutions Fund:



                                           AVERAGE INDIRECT EXPENSE RATIOS BEFORE
                                           AND AFTER FEE WAIVER AND/OR EXPENSE
   LIFE SOLUTIONS FUND                     REIMBURSEMENT (%)
   --------------------------------------------------------------------------------
                                             BEFORE                 AFTER
   Income and Growth Fund                       .92                    .68
   Balanced Fund                               1.09                    .77
   Growth Fund                                 1.27                    .86


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


     FUND                                1 YEAR        3 YEARS      5 YEARS        10 YEARS
     --------------------------------------------------------------------------------------
     Bond Market                         $ 102         $ 352        $   619        $ 1,371
                                         =====         =====        =======        =======
     Core Opportunities                  $ 159         $ 493        $   850        $ 1,856
                                         =====         =====        =======        =======
     Small Cap                           $ 158         $ 490        $   845        $ 1,845
                                         =====         =====        =======        =======
     Aggressive Equity                   $ 163         $ 530        $   922        $ 2,020
                                         =====         =====        =======        =======
     International Stock Selection(1)    $ 163         $ 561        $   986        $ 2,168
                                         =====         =====        =======        =======
     Life Solutions Income and Growth    $ 170         $ 577        $ 1,009        $ 2,213
                                         =====         =====        =======        =======
     Life Solutions Balanced             $ 164         $ 575        $ 1,012        $ 2,228
                                         =====         =====        =======        =======
     Life Solutions Growth               $ 182         $ 649        $ 1,142        $ 2,502
                                         =====         =====        =======        =======


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2004, the Advisor had over $__ billion in assets under management. [To be updated by amendment.] The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $________ under management as of November 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. [To be updated by amendment.] State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds.


For its services as the Advisor, each fund in this prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). However, the Advisor has contractually agreed to waive or reimburse its fees for certain funds.

----------
(1) The 2% redemption fee on the International Stock Selection Fund is not reflected in the example as it applies to redemptions within the first 60 days of purchase. The cost of the original investment will be higher if shares are redeemed within 60 days of purchase.

                                      ANNUAL MANAGEMENT FEES (% OF AVERAGE DAILY NET ASSETS):
                                      -------------------------------------------------------------------
    FUND                              MANAGEMENT FEE BEFORE WAIVERS OR       MANAGEMENT FEE AFTER WAIVERS
                                      REIMBURSEMENTS (%)                     OR REIMBURSEMENTS (%)
    -----------------------------------------------------------------------------------------------------
    Bond Market                         0.30                                   0.14
    Core Opportunities                  0.75                                   0.75
    Small Cap                           0.75                                   0.75
    Aggressive Equity                   0.75                                   0.63
    International Stock Selection       0.75                                   0.52


The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.

PORTFOLIO MANAGEMENT

Unless otherwise described below, each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. Each portfolio management team is overseen by the State Street Global Advisors Investment Committee.

BOND MARKET FUND. The SSgA Bond Market Fund is managed by the SSgA Global Fixed Income Team.

CORE OPPORTUNITIES FUND. The SSgA Core Opportunities Fund is managed by the SSgA Global Fundamental Strategy Group.

SMALL CAP AND AGGRESSIVE EQUITY FUNDS. The SSgA Small Cap and Aggressive Equity Funds are managed by the SSgA US Active Equity Quantitative Team.

INTERNATIONAL STOCK SELECTION FUND. The SSgA International Stock Selection Fund is managed by the SSgA Global Active Equity Quantitative Group.

LIFE SOLUTIONS GROWTH, INCOME AND GROWTH, AND BALANCED FUNDS. The SSgA Life Solutions Growth, Income and Growth and Balanced Funds are managed by the SSgA Asset Allocation Team.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS'
                          INVESTMENT POLICIES AND RISKS

The investment objective of each fund is either fundamental or nonfundamental, as stated in "Principal Investment Strategies" above. A fundamental investment objective may only be changed with the approval of the fund's shareholders. A nonfundamental investment objective may be changed by the fund's Board of Trustees without shareholder approval.

This section contains a detailed description (arranged alphabetically) of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of a fund's investment objective, as identified in "Principal Investment Strategies" above. Risk information related to the Investment Policy described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, each fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of any fund's investment objective.


ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

    - Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

   - Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Corporate bonds, government securities, repurchase agreements, and mortgage and other-asset-backed securities are considered debt securities. Debt securities may be issued by entities in either developed or emerging markets.


DEPOSITARY RECEIPTS. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or

Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information;
(2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a fund's investment policies, a fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.


EQUITY SECURITIES. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.


EMERGING MARKETS. Emerging market securities are equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's Advisor to have a developing or emerging economy or securities market. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (1) it is located in a low or middle income economy as defined by the World Bank, and/or (2) its investable market capitalization is low relative to its most recent Gross National Income
(GNI) figures, as defined by the World Bank. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if its GNI exceeds the amount identified by the World Bank as a low to middle income economy.


EQUITY SWAPS. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return. Please see Derivatives Risk in the Principal Risks section.


EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the fund's total assets. Further, the fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the funds to equitize cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund

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will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.


FOREIGN GOVERNMENT SECURITIES. Foreign (non-US) government securities which the fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The fund will not invest a material percentage of its assets in foreign government debt. Since these are obligations of foreign governments, they are particularly subject to a risk of default from political instability.


US GOVERNMENT Securities. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

INITIAL PUBLIC OFFERINGS (IPOs). An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within a fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. There are two primary investment strategies that involve the use of IPOs:

   - IPO TRADING. IPO trading is the practice of participating in an IPO and then immediately selling the security in the after-market. This is not a tax-efficient strategy.

   - IPO HOLDING. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value.


The Advisor's IPO policy is to allocate shares of IPOs in a fair and equitable manner. The portfolio management teams (PMs) may request shares in an IPO equal to a maximum of 5% of an account's assets under management (AUM), assuming that:
(i) the account is eligible to invest in IPOs; and (ii) the specific IPO security is a permitted investment for that account. PMs may request more than 5% of an account's AUM (not to exceed the expected weight of the IPO security in an external (non SSgA/Advisor tailored) index) if the PM reasonably determines that the expected index weight for the IPO security in the benchmark normally used by that account is greater than 5% considering the expected market capitalization of the IPO security as estimated by the Equity Trading Desk
(ETD). Accounts with benchmarks not expected to include the IPO security will remain subject to the 5% limit. The automated IPO system will allocate the IPO security shares in a pro-rata basis to the accounts participating in the transaction. The IPO system requires that, when the PM requests more than 5% of an account's AUM, the PM must affirmatively designate the "expected index weight" percentage, and certain non-routine requests are approved by the Advisor's Compliance and Risk Management Department prior to acceptance of the order by the ETD.


INTEREST RATE CAPS, FLOORS AND COLLARS. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The use

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of interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the fund would be less favorable than it would have been if these investment techniques were not used. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.




INVESTMENT GRADE SECURITIES. Investment grade securities: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the fund may continue to hold the security if the Advisor determines that such action is in the best interest of the fund and if the fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment-grade securities include securities rated Baa3 by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

MORTGAGE-BACKED ROLLS. In a forward roll transaction, a fund will sell a mortgage security issued by GNMA, FNMA or FHLMC to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold.

MORTGAGE-BACKED SECURITIES. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the Mortgaged Properties). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

Types of mortgage-related securities in which a fund may invest include:
Government National Mortgage Association (GNMA) Certificates (Ginnie Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

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OPTIONS ON SECURITIES AND SECURITIES INDICES. The funds may write and purchase covered put and call options on securities in which they may directly invest. Option transactions of a fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, a fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

Funds may purchase or sell options on securities indices that are comprised of securities in which a fund may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

PORTFOLIO DURATION. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity. The Intermediate, Bond Market and High Yield Bond Funds have duration targets linked to specific indexes as described in Principal Investment Strategies. The Yield Plus Fund will maintain a portfolio duration of one year or less.

REAL ESTATE INVESTMENT TRUSTS. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

SECTION 4(2) COMMERCIAL PAPER. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the SSgA Funds' percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

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TREASURY INFLATION-PROTECTION SECURITIES. The fund may invest in
Inflation-Protection Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The US Government MM Fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by a fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to a fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

TEMPORARY DEFENSIVE POSITION

SHORT-TERM INVESTMENTS. For defensive purposes, the Funds (other than the Life Solutions Funds) may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective. In addition, with respect to the High Yield Bond Fund, when using this strategy the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well.

LIFE SOLUTIONS FUNDS. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes. When investing for defensive purposes, a fund may not achieve its investment objective.

                             SHAREHOLDER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor). Class R Shares of the SSgA Funds (collectively referred to as the Funds) may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor, and will be referred to in this prospectus as a "Financial Intermediary." Only certain Financial Intermediaries are authorized to receive purchase orders on the Funds' behalf. The Funds reserve the right to reject any purchase order.

- If you have questions about SSgA Funds or the Class R Shares, including questions about the investment objectives, strategies or risks, please call the SSgA Funds toll-free at 1-800-647-7327. You may also access information about the SSgA Funds online at www.ssgafunds.com.

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-    If you have questions about your account or plan options, please contact your Financial Intermediary.

TRANSACTIONS. Purchases, exchanges or redemptions of the Funds' shares are processed on any business day at the net asset value next determined after they have been received by State Street Bank and Trust Company, the Funds' Transfer Agent, in good order (described below). A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Good order means that your request includes complete information on your contribution, exchange or redemption and that the Transfer Agent has received the appropriate assets. In all cases, your transaction will be based on the fund's next determined net asset value (NAV) after the Transfer Agent has received the order from the Financial Intermediary. As long as this request is received prior to the close of the regular trading session of the New York Stock Exchange, ordinarily 4 p.m. Eastern time, you will receive that day's NAV. If a request is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Financial Intermediaries may charge investors fees for certain services. Investors should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.

The Financial Intermediary is required by law to obtain certain personal information from you that it will use to verify your identity. If you do not provide the information, the Financial Intermediary may not be able to open your account. If the Financial Intermediary is unable to verify your identity, it may reserve the right to close your account or take such other reasonable steps. The SSgA Funds and the Financial Intermediaries reserve the right to reject any purchase order.

INVESTMENT OPTIONS AND ALLOCATIONS. Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your Financial Intermediary for more details.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS; BENEFICIAL OWNERSHIP. Each Financial Intermediary may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of the account falls below a predetermined amount. Please refer to materials provided by your Financial Intermediary for more information. Beneficial ownership of shares will be recorded by the Financial Intermediary and reflected in account statements provided to their customers.

AUTOMATIC SWEEP. Your Financial Intermediary may offer an automatic sweep for the fund shares in the operation of brokerage cash accounts for its customers. Contact your Financial Intermediary to determine the availability and the parameters of an automatic cash sweep.

EXCHANGES. The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your Financial Intermediary. The Funds are not intended for excessive trading or market timing. Excessive trading disrupts portfolio management and drives fund expenses higher. Although the SSgA Funds make every effort to maintain the exchange privilege, the Funds reserve the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Of course, your right to redeem shares would be unaffected by these restrictions. An exchange is a taxable transaction (except for qualified plan accounts).

Before making an exchange to or from another fund available in your plan or through your Financial Intermediary, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

-    Be sure to read that fund's prospectus.

-    You must meet the minimum investment amount, if any, of each fund.

- The SSgA Funds can accept exchanges only as permitted by your plan. Contact your Financial Intermediary for details on the exchange policies that apply to your plan.

REDEMPTIONS. Redemptions, like purchases, may be effected only through Financial Intermediaries. Please contact your Financial Intermediary or refer to the appropriate plan documents for details.

Shares of the Funds may be redeemed on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the fund or its agent. Redemptions proceeds, less any applicable redemption fees, will normally be wired to the Financial Intermediary following receipt of the redemption order, but in no event later than seven days after receipt of such order. Contact your Financial Intermediary regarding receipt of redemption proceeds with respect to your account.

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SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


REDEMPTION FEE. To discourage short-term trading, redemptions (including exchanges) of shares of the International Stock Selection Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. The redemption fee will be paid to the fund. Except as noted below, shareholders participating in omnibus arrangements (such as 401(k) plans and broker-dealer sponsored programs) will also be subject to the redemption fee. All omnibus account providers have been asked to monitor shareholder trading activity that is visible to them and, when appropriate, to assess redemption fees that are payable to a fund, although some intermediaries may not do so. The omnibus account providers have been authorized to waive the 2% redemption fee in the following circumstances: a distribution due to leaving your job, a distribution made as part of a retirement plan that makes equal periodic payments over a beneficiary's life, a distribution due to permanent and total disability, a distribution due to death, a distribution used to pay deductible medical expenses, or a distribution made to someone else (usually an ex-spouse) under a qualified domestic relations order (QDRO). Because a fund or its transfer agent does not see the underlying trading activity, a fund may not be able to collect all redemption fees in situations where intermediaries are involved. If you hold your shares of the International Stock Selection Fund through an omnibus account provider you should check with the program representative to determine if the redemption fee will be applied to your account.

Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee. Shares of the International Stock Selection Fund held by the SSgA Life Solutions Funds will not be subject to the redemption fee.

Additionally, the following Traditional, Simple, Roth and Coverdell Individual Retirement Account (IRA) withdrawals are not subject to the redemption fee: withdrawals made as part of an equal periodic payment over a beneficiary's life, a distribution due to permanent and total disability, a distribution due to death, a required minimum distribution, a distribution used to pay deductible medical expenses, or a distribution made to someone else (usually an ex-spouse) under a QDRO. If you hold shares of the International Stock Selection Fund through an IRA account you should check with your account representative to determine whether the redemption fee will be applied to your account.


MARKET TIMING/EXCESSIVE TRADING. The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy.

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase or sales orders (including purchases or sales effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan with respect to the Class R Shares pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows a fund to pay fees for the sale and distribution of fund shares and for services provided to shareholders by the

Distributor or other Financial Intermediaries. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor for distribution, marketing, shareholder and administrative services provided to a fund by the Distributor or a Financial Intermediary are not permitted by the Plan to exceed 0.70% of a fund's average net asset value per year. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to Financial Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .65% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. Each fund also offers the Institutional Class of shares through the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Institutional Class has a separate Rule 12b-1 Plan and is not subject to the fees and expenses of the Plan described above.

Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Class R Shares are offered without imposition of a front-end sales load or contingent deferred sales load. Class R Shares are subject to distribution and/or shareholder servicing fees and expenses payable under the Plan. Class R Shares are offered for sale only to investors meeting the eligibility requirements disclosed in this prospectus and are offered only through Financial Intermediaries.

PRICING OF FUND SHARES

The Funds determine the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets, less liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

Ordinarily, each fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income as follows:

FUND                                DIVIDENDS DECLARED     DIVIDENDS PAID
---------------------------------------------------------------------------
Bond Market                         Quarterly              Quarterly
Core Opportunities                  Quarterly              Quarterly
Aggressive Equity                   Annually               Annually
Small Cap                           Annually               Annually
International Stock Selection       Annually               Annually
Life Solutions Income and Growth    Annually               Annually
Life Solutions Balanced             Annually               Annually
Life Solutions Growth               Annually               Annually


The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

In addition, the Life Solutions Funds receive capital gain distributions from the Underlying Funds. Capital gain distributions may be expected to vary considerably from time to time.

Your distributions will be reinvested in additional fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan.

TAXES

As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax advisor if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS. Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a fund. Distributions may be taxable at different rates depending on the length of time a fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31 of each year. Your Financial Intermediary will provide this information to you. Account tax information will also be sent to the IRS.

Income dividends or capital gains distributions made by a fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59-1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your Financial Intermediary.

                              FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Funds' financial statements, are included in the annual reports, which are available upon request by calling the Distributor at 1-800-647-7327.

The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.

BOND MARKET FUND

[TO BE UPDATED]

                                                            FISCAL YEARS ENDED AUGUST 31,
                                                  2004      2003       2002(1)      2001        2000
  NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.42  $    10.16  $     9.70  $     9.63
                                                         ----------  ----------  ----------  ----------
  INCOME FROM OPERATIONS:
     Net investment income (loss)(2)                            .36         .48         .57         .58
     Net realized and unrealized gain (loss)                    .02         .28         .54         .06
                                                         ----------  ----------  ----------  ----------
         Total Income (Loss) From Operations                    .38         .76        1.11         .64
                                                         ----------  ----------  ----------  ----------
  DISTRIBUTIONS:
     Dividends from net investment income                      (.35)       (.50)       (.65)       (.57)
     Dividends from net realized gain on
     investments                                               (.19)         --          --          --
                                                         ----------  ----------  ----------  ----------
         Total Distributions                                   (.54)       (.50)       (.65)       (.57)
                                                         ----------  ----------  ----------  ----------
  NET ASSET VALUE, END OF PERIOD                         $    10.26  $    10.42  $    10.16  $     9.70
                                                         ----------  ----------  ----------  ----------
  TOTAL RETURN (%)                                             3.79        7.76       11.87        6.92
  RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)               337,973     287,276     287,341     325,627
     Ratios to average net assets (%):
         Operating expenses, net                                .50         .49         .46         .48
         Operating expenses, gross                              .52         .49         .46         .48
         Net investment income                                 3.46        4.71        5.75        6.09
     Portfolio turnover (%)                                  649.90      532.00      388.98      248.34

----------
(1) As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset-backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $.02, increase the net realized and net unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.72% to 4.53%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(2) Average month-end shares outstanding were used for this calculation.

CORE OPPORTUNITIES FUND

The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.

[TO BE UPDATED]

                                                            FISCAL YEARS ENDED AUGUST 31,
                                                 2004       2003        2002        2001        2000
  NET ASSET VALUE, BEGINNING OF PERIOD                   $    15.33  $    18.86  $    27.21  $    22.53
                                                         ----------  ----------  ----------  ----------
  INCOME FROM OPERATIONS:
     Net investment income (loss)(1)                            .05        (.01)       (.01)        .06
     Net realized and unrealized gain (loss)                   1.69       (3.52)      (7.13)       5.77
                                                         ----------  ----------  ----------  ----------
         Total Income From Operations                          1.74       (3.53)      (7.14)       5.83
                                                         ----------  ----------  ----------  ----------
  DISTRIBUTIONS:
     Dividends from net investment income                      (.04)         --        (.02)       (.07)
     Dividends from net realized gain on
     investments                                                 --          --       (1.19)      (1.08)
                                                         ----------  ----------  ----------  ----------
         Total Distributions                                   (.04)         --       (1.21)      (1.15)
                                                         ----------  ----------  ----------  ----------
  NET ASSET VALUE, END OF PERIOD                         $    17.03  $    15.33  $    18.86  $    27.21
                                                         ----------  ----------  ----------  ----------
  TOTAL RETURN (%)                                            11.37      (18.72)     (27.15)      27.26
  RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)               377,374     329,920     451,235     522,509
     Ratios to average net assets (%):
         Operating expenses, net                               1.10        1.10        1.10        1.10
         Operating expenses, gross                             1.11        1.20        1.21        1.15
         Net investment income                                  .34        (.06)       (.06)        .24
     Portfolio turnover (%)                                   40.01       45.27       43.87       49.72

----------
(1) Average month-end shares outstanding were used for this calculation.

SMALL CAP FUND

The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.

[TO BE UPDATED]

                                                            FISCAL YEARS ENDED AUGUST 31,
                                                 2004       2003        2002        2001        2000
  NET ASSET VALUE, BEGINNING OF PERIOD                   $    18.41  $    19.60  $    22.69  $    17.75
                                                         ----------  ----------  ----------  ----------
  INCOME FROM OPERATIONS:
     Net investment income (loss)(1)                            .06          --         .02        (.01)
     Net realized and unrealized gain (loss)                   3.80       (1.17)      (3.11)       4.96
                                                         ----------  ----------  ----------  ----------
         Total Income From Operations                          3.86       (1.17)      (3.09)       4.95
                                                         ----------  ----------  ----------  ----------
  DISTRIBUTIONS:
     Dividends from net investment income                      (.02)       (.02)         --        (.01)
     Dividends from net realized gain on
     investments                                                 --          --          --          --
                                                         ----------  ----------  ----------  ----------
         Total Distributions                                   (.02)       (.02)         --        (.01)
                                                         ----------  ----------  ----------  ----------
  NET ASSET VALUE, END OF PERIOD                         $    22.25  $    18.41  $    19.60  $    22.69
                                                         ----------  ----------  ----------  ----------
  TOTAL RETURN (%)                                            21.00       (5.95)     (13.61)      27.92
  RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)               362,945     266,972     254,450     359,779
     Ratios to average net assets (%):
         Operating expenses                                    1.04        1.08        1.07        1.07
         Net investment income                                  .34         .01         .12        (.05)
     Portfolio turnover (%)                                  114.42       80.16      157.27      156.41

----------
(1) Average month-end shares outstanding were used for this calculation.

AGGRESSIVE EQUITY FUND

The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.

[TO BE UPDATED]

                                                             FISCAL YEARS ENDING AUGUST 31,
                                                 2004       2003        2002        2001        2000
  NET ASSET VALUE, BEGINNING OF PERIOD                   $     3.88  $     4.38  $    19.97  $    12.73
                                                         ----------  ----------  ----------  ----------
  INCOME FROM OPERATIONS:
     Net investment income (loss)(1)                             --        (.01)         --        (.13)
     Net realized and unrealized gain (loss)                    .68        (.49)      (3.77)      11.40
                                                         ----------  ----------  ----------  ----------
         Total Income (Loss) From Operations                    .68        (.50)      (3.77)      11.27
                                                         ----------  ----------  ----------  ----------
  DISTRIBUTIONS
     Dividends from net investment income                        --          --          --        (.02)
                                                         ----------  ----------  ----------  ----------
     Dividends from net realized gain                            --          --      (11.82)      (4.01)
                                                         ----------  ----------  ----------  ----------
         Total Distributions                                     --          --      (11.82)      (4.03)
                                                         ----------  ----------  ----------  ----------
  NET ASSET VALUE, END OF PERIOD                         $     4.56       $3.88  $     4.38  $    19.97
                                                         ----------  ----------  ----------  ----------
  TOTAL RETURN (%)                                            17.53      (11.42)     (33.17)     112.42
  RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)                73,602      59,588      53,082       8,352
     Ratios to average net assets (%):
         Operating expenses, net                               1.10        1.10        1.10        1.10
         Operating expenses, gross                             1.24        1.11        2.48        1.87
         Net investment income (loss)                           .09        (.25)       (.57)       (.75)
     Portfolio turnover (%)                                  115.51      251.64      262.01      336.60

----------
(1) Average month-end shares outstanding were used for this calculation.

INTERNATIONAL STOCK SELECTION FUND

The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.

[TO BE UPDATED]

                                                             FISCAL YEARS ENDED AUGUST 31,
                                                 2004       2003        2002        2001        2000
  NET ASSET VALUE, BEGINNING OF PERIOD                   $     6.32  $     7.42  $    10.87  $    10.37
                                                         ----------  ----------  ----------  ----------
  INCOME FROM OPERATIONS:
     Net investment income (loss)(1)                            .10         .08         .09         .09
     Net realized and unrealized gain (loss)                    .62       (1.14)      (2.28)        .54
                                                         ----------  ----------  ----------  ----------
         Total Income From Operations                           .72       (1.06)      (2.19)        .63
                                                         ----------  ----------  ----------  ----------
  DISTRIBUTIONS:
     Dividends from net investment income                      (.07)       (.04)      --           (.13)
     Dividends from net realized gain on
     investments                                                 --          --       (1.26)         --
                                                         ----------  ----------  ----------  ----------
     Total Distributions                                       (.07)       (.04)      (1.26)       (.13)
                                                         ----------  ----------  ----------  ----------
  NET ASSET VALUE, END OF PERIOD                         $     6.97  $     6.32       $7.42  $    10.87
                                                         ----------  ----------  ----------  ----------
  TOTAL RETURN (%)                                            11.55      (14.32)     (21.64)       6.09
  RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)                99,884      71,135      78,626     105,645
     Ratios to average net assets (%):
         Operating expenses, net                               1.00        1.00        1.00        1.00
         Operating expenses, gross                             1.28        1.31        1.33        1.28
         Net investment income                                 1.65        1.20        1.06         .79
     Portfolio turnover (%)                                   70.08       49.55       85.14       64.05

----------
(1) average month-end shares outstanding were used for this calculation.

LIFE SOLUTIONS INCOME AND GROWTH FUND

The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.

[TO BE UPDATED]

                                                                 FISCAL YEARS ENDED AUGUST 31,
                                                 2004       2003        2002        2001        2000
  NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.21  $    10.84  $    13.21  $    12.93
                                                         ----------  ----------  ----------  ----------
  INCOME FROM OPERATIONS:
     Net investment income (loss)(1),(2)                        .18         .30         .45         .47
     Net realized and unrealized gain (loss)                    .75        (.48)      (1.24)        .94
                                                         ----------  ----------  ----------  ----------
         Total Income from Operations                           .93        (.18)       (.79)       1.41
                                                         ----------  ----------  ----------  ----------
  DISTRIBUTIONS:
     Dividends from net investment income                      (.29)       (.45)       (.79)       (.77)
     Dividends from net realized gain on
     investments                                                 --          --        (.79)       (.36)
                                                         ----------  ----------  ----------  ----------
         Total Distributions                                   (.29)       (.45)      (1.58)      (1.13)
                                                         ----------  ----------  ----------  ----------
  NET ASSET VALUE, END OF PERIOD                         $    10.85  $    10.21  $    10.84  $    13.21
                                                         ----------  ----------  ----------  ----------
  TOTAL RETURN (%)                                             9.38       (1.64)      (6.35)      11.73
  RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)                24,618      19,937      19,878      21,150
     Ratios to average net assets (%):
         Operating expenses, net(3),(4)                         .45         .45         .45         .45
         Operating expenses, gross(3),(4)                       .58         .53         .59         .55
         Net investment income                                 1.75        2.60        3.87        3.71
     Portfolio turnover (%)                                   22.46       41.96       79.47       31.07

----------
(1) Average month-end shares outstanding were used for this calculation.

(2) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

(3) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(4) During the year ended August 31, 2002, the fund experienced a one-time reduction in its expenses of twenty-one basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

LIFE SOLUTIONS BALANCED FUND

The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.

[TO BE UPDATED]

                                                            FISCAL YEARS ENDED AUGUST 31,
                                                 2004       2003        2002        2001        2000
  NET ASSET VALUE, BEGINNING OF PERIOD                   $     9.40  $    10.25  $    14.59  $    13.80
                                                         ----------  ----------  ----------  ----------
  INCOME FROM OPERATIONS:
     Net investment income (loss)(1),(2)                        .12         .21         .33         .42
     Net realized and unrealized gain (loss)                    .94        (.74)      (2.09)       1.47
                                                         ----------  ----------  ----------  ----------
         Total Income from Operations                          1.06        (.53)      (1.76)       1.89
                                                         ----------  ----------  ----------  ----------
  DISTRIBUTIONS:
     Dividends from net investment income                      (.18)       (.32)      (1.01)       (.70)
     Dividends from net realized gain on
     investments                                                 --          --       (1.57)       (.40)
                                                         ----------  ----------  ----------  ----------
         Total Distributions                                   (.18)       (.32)      (2.58)      (1.10)
                                                         ----------  ----------  ----------  ----------
  NET ASSET VALUE, END OF PERIOD                         $    10.28  $     9.40  $    10.25  $    14.59
                                                         ----------  ----------  ----------  ----------
  TOTAL RETURN (%)                                            11.55       (5.27)     (13.35)      14.59
  RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)                73,906      60,829      65,657      81,711
     Ratios to average net assets (%):
         Operating expenses(3),(4)                              .29         .31         .28         .24
         Net investment income                                 1.27        1.81        2.84        3.01
     Portfolio turnover (%)                                   26.12       36.01      102.02       42.47

----------
(1) Average month-end shares outstanding were used for this calculation.

(2) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

(3) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(4) During the year ended August 31, 2002, the fund experienced a one time reduction in its expenses of twenty-two basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

LIFE SOLUTIONS GROWTH FUND

The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.

[TO BE UPDATED]

                                                            FISCAL YEARS ENDED AUGUST 31,
                                                 2004       2003        2002        2001        2000
  NET ASSET VALUE, BEGINNING OF PERIOD                   $     8.59  $     9.63  $    15.73  $    14.62
                                                         ----------  ----------  ----------  ----------
  INCOME FROM OPERATIONS:
     Net investment income (loss)(1),(2)                        .05         .11         .16         .26
     Net realized and unrealized gain (loss)                   1.10       (1.01)      (2.94)       2.13
                                                         ----------  ----------  ----------  ----------
        Total Income From Operations                           1.15        (.90)      (2.78)       2.39
                                                         ----------  ----------  ----------  ----------
  DISTRIBUTIONS:
     Dividends from net investment income                      (.07)       (.14)      (1.12)       (.72)
     Dividends from net realized gain on
     investments                                                 00          --       (2.20)       (.56)
                                                         ----------  ----------  ----------  ----------
        Total Distributions                                    (.07)       (.14)      (3.32)      (1.28)
                                                         ----------  ----------  ----------  ----------
  NET ASSET VALUE, END OF PERIOD                         $     9.67  $     8.59  $     9.63  $    15.73
                                                         ----------  ----------  ----------  ----------
  TOTAL RETURN (%)                                            13.56       (9.40)     (20.16)      17.15
  RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)                41,446      32,910      38,518      51,411
     Ratios to average net assets (%):
         Operating expenses(3),(4)                              .42         .38         .35         .35
         Net investment income                                  .54         .73        1.41        1.78
     Portfolio turnover (%)                                   21.85       40.17      111.13       33.00

----------
(1) Average month-end shares outstanding were used for this calculation.

(2) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

(3) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(4) During the year ended August 31, 2002, the fund experienced a one time reduction in its expenses of forty-seven basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

                   ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS

CLASS R SHAREHOLDERS: For shareholder inquiries regarding your Class R Shares of the SSgA Funds or to request additional information on the Class R Shares Funds offered in this prospectus, including the Funds' Statement of Additional Information, annual or semi-annual report, please contact your Financial Intermediary.


Statements of Additional Information (SAI) include additional information about each fund. Each fund's SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of each fund's portfolio holdings. Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, or other information about a fund, please contact:


                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327

The prospectus is available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about a fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                           SSgA EMERGING MARKETS FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.


                       PROSPECTUS DATED DECEMBER 13, 2004

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                3

   INVESTMENT OBJECTIVE                                                  3
   PRINCIPAL INVESTMENT STRATEGIES                                       3
   PRINCIPAL RISKS                                                       3
   TEMPORARY DEFENSIVE POSITION                                          6
   RISK AND RETURN                                                       6

FEES AND EXPENSES OF THE FUND                                            8

MANAGEMENT OF THE FUND                                                   9

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS    9

SHAREHOLDER INFORMATION                                                 13

   PURCHASE OF FUND SHARES                                              13
   REDEMPTION OF FUND SHARES                                            15
   EXCHANGES                                                            17
   MARKET TIMING/EXCESSIVE TRADING                                      17
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS         18
   PRICING OF FUND SHARES                                               19
   DIVIDENDS AND DISTRIBUTIONS                                          19
   TAXES                                                                20

FINANCIAL HIGHLIGHTS                                                    22

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS                             24

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the fund invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the fund's assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.


The fund may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. The fund may also invest in fixed income securities rated investment grade or better issued by US companies. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International(R) Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will include those countries among the countries in which it may invest.


The Emerging Markets Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, emerging markets, foreign government securities, foreign issuers, equity swaps, depositary receipts, futures contract and options on futures, investment grade securities, non-investment grade fixed-income securities, initial public offerings (IPO holding and IPO trading), options on securities and securities indices, securities lending, and repurchase agreements.

The Emerging Markets Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, derivatives, emerging market, equity securities, foreign currency, foreign securities, IPO holding, IPO trading, large capitalization securities, liquidity, market, non-investment grade securities, portfolio turnover, quantitative strategy, sector and small capitalization securities.


PRINCIPAL RISKS

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.


DERIVATIVES RISK. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.


EMERGING MARKET RISK. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Investments in securities in developing market countries are also generally more volatile and less liquid than investments in securities in markets of developed countries. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, a fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles, which may result in the fund paying additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

EQUITY SECURITIES RISK. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.


FOREIGN CURRENCY RISK. A fund that invests in foreign (non-US) securities or securities denominated in foreign (non-US) currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.


FOREIGN SECURITIES RISK. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations carry risks relating to political, economic or regulatory conditions in foreign countries, such as:
(1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. All of these factors may adversely affect investment in foreign securities, making such investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.

IPO HOLDING RISK. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a fund can participate. Even when the fund requests to participate in an IPO, there is no guarantee that a fund will receive an allotment of shares in an IPO sufficient to satisfy a fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO TRADING RISK. IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.


LARGE CAPITALIZATION SECURITIES RISK. A fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.


LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

NON-INVESTMENT GRADE SECURITIES RISK. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) or Baa by Moody's (Ba, B, Caa, Ca, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

- Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

-              Changes in the financial condition of their issuers; and

-              Price fluctuations in response to changes in interest rates.

- As a result, issuers of lower rated debt securities are subject to greater credit/default risk, as described elsewhere in this section.

PORTFOLIO TURNOVER RISK. The turnover rate of a portfolio cannot be predicted. Funds subject to this risk will have annual portfolio turnover rates that generally will fall within the range of 100-300%. Securities having a maturity of one year or less are not included in the turnover calculation. A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.


QUANTITATIVE STRATEGY RISK. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a fund having a lower return than if the fund was managed using a fundamental or passive investment management strategy.

SECTOR RISK. A fund that concentrates its investment in specific industry sectors that have historically experienced substantial price volatility is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.


SMALL CAPITALIZATION SECURITIES RISK. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a fund that maintains significant exposure to small cap stocks.

TEMPORARY DEFENSIVE POSITION

SHORT-TERM INVESTMENTS. For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

RISK AND RETURN

After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund.

Annual Total Returns

[bar chart]

1995      (7.89%)
1996      14.88%
1997      (8.81%)
1998     (15.94%)
1999      64.83%
2000     (29.97%)
2001       0.45%
2002      (5.03%)
2003      53.97%

Best Quarter - December 31, 1999:  26.03%

Worst Quarter - September 30, 2001:  (22.10%)


Year-to-Date - September 30, 2004:  _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

EMERGING MARKETS
FUND                         1 YEAR   5 YEARS   INCEPTION*
Return Before Taxes          53.97%    11.13%        4.15%
Return After Taxes on
Distributions                52.77%    10.75%        3.58%

Return After Taxes on
Distributions and Sale of
Fund Shares                  35.00%     9.07%        3.14%

MSCI(R) Emerging
Market Free Index            56.28%    10.62%        0.19%

* The fund began operating on March 1, 1994. The returns would have been lower without the contractual expense reimbursement.

                         FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

       Maximum Sales Charge (Load) Imposed on Purchases        None
       Maximum Deferred Sales Charge (Load)                    None
       Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                      None
       Redemption Fee*                                            2%
       Exchange Fee                                            None
       Maximum Account Fee                                     None

     * Redemptions (including exchanges) of shares of the Emerging Markets Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee. For more information, please refer to the section called "Redemption Fee" under "Redemption of Fund Shares."

  ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


       Management Fee(1)                                        .75%
       Distribution and Service (12b-1) Fees(2)                 .25
       Other Expenses                                           .40
                                                               ----
       Gross Expenses                                          1.40
                                                               ----
       Less Contractual Management Fee Reimbursement           (.15)
                                                               ----
       Total Net Annual Fund Operating Expenses(1)             1.25%
                                                               ====


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


       1 YEAR    3 YEARS    5 YEARS    10 YEARS
       $  127    $   428    $   752    $  1,667
       ======    =======    =======    ========


----------

(1) The Advisor has contractually agreed to reimburse the Emerging Markets Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis until December 31, 2005.

(2) The stated fee includes .12% for 12b-1 Distribution and .13% for 12b-1 Shareholder Servicing Fees.

The 2% redemption fee on the fund is not reflected in the example as it applies to redemptions within the first 60 days of purchase. The cost of the original investment will be higher if shares are redeemed within 60 days of purchase.

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2004, the Advisor had over $__ billion in assets under management. [To be updated by amendment.] The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $________ under management as of November 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. [To be updated by amendment.] State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.60%, after fee waivers and reimbursements, of the average daily net asset value of the fund.


Each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. The fund is managed by the SSgA Emerging Markets Active Management Team. The SSgA Emerging Markets Quantitative Management Team is overseen by the State Street Global Advisors Investment Committee.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                          INVESTMENT POLICIES AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.


EMERGING MARKETS. Emerging market securities are equity securities issued by companies domiciled, or doing a substantial portion

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of their business, in countries determined by the fund's Advisor to have a developing or emerging economy or securities market. A stock market is classified as "emerging" if it meets at least one of the two general criteria:
(1) it is located in a low or middle income economy as defined by the World Bank, and/or (2) its investable market capitalization is low relative to its most recent Gross National Income (GNI) figures, as defined by the World Bank. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if its GNI exceeds the amount identified by the World Bank as a low to middle income economy.


FOREIGN ISSUERS. Foreign issuers are corporations and banks organized under the laws of a foreign country or for which the principal trading market is in a foreign country and companies organized in the US with a majority of its assets or business outside the US. Foreign issuers may also issue corporate obligations, asset-backed securities, mortgages, depositary shares and certificates of deposit. Foreign corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a foreign corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. Instruments are also subject to credit/default risk. There is the risk that an issuer of fixed-income securities held by a fund (which have low credit ratings) may default on its obligation to pay interest and repay principal.

FOREIGN GOVERNMENT SECURITIES. Foreign (non-US) government securities which the fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The fund will not invest a material percentage of its assets in foreign government debt. Since these are obligations of foreign governments, they are particularly subject to a risk of default from political instability.

EQUITY SECURITIES. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.

EQUITY SWAPS. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return. Please see Derivatives Risk in the Principal Risks section.


DEPOSITARY RECEIPTS. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a fund's investment policies, a fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the fund's total assets. Further, the fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the funds to equitize cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

INVESTMENT GRADE SECURITIES. Investment grade securities: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the fund may continue to hold the security if the Advisor determines that such action is in the best interest of the fund and if the fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment-grade securities include securities rated Baa3 by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC and C) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

INITIAL PUBLIC OFFERINGS (IPOs). An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within a fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. There are two primary investment strategies that involve the use of IPOs:

- IPO TRADING. IPO trading is the practice of participating in an IPO and then immediately selling the security in the after-market. This is not a tax-efficient strategy.

- IPO HOLDING. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value.


The Advisor's IPO policy is to allocate shares of IPOs in a fair and equitable manner. The portfolio management teams (PMs) may request shares in an IPO equal to a maximum of 5% of an account's assets under management (AUM), assuming that:
(i) the account is eligible to invest in IPOs; and (ii) the specific IPO security is a permitted investment for that account. PMs may request more than 5% of an account's AUM (not to exceed the expected weight of the IPO security in an external (non SSgA/Advisor tailored) index) if the PM reasonably determines that the expected index weight for the IPO security in the benchmark normally used by that account is greater than 5% considering the expected market capitalization of the IPO security as estimated by the Equity Trading Desk
(ETD). Accounts with benchmarks not expected to include the IPO security will remain subject to the 5% limit. The automated IPO system will allocate the IPO security shares in a pro-rata basis to the accounts participating in the transaction. The IPO system requires that, when the PM requests more than 5% of an account's AUM, the PM must affirmatively designate the "expected index weight" percentage, and certain non-routine requests are approved by the Advisor's Compliance and Risk Management Department prior to acceptance of the order by the ETD.


OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.




SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

         REGULAR MAIL:                   REGISTERED, EXPRESS OR CERTIFIED MAIL:

         SSgA Funds                      SSgA Funds
         P.O. Box 8317                   66 Brooks Drive
         Boston, MA  02266-8317          Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:

          State Street Bank and Trust Company

          225 Franklin Street, Boston, MA  02110

          ABA #0110-0002-8

          DDA #9904-631-0

          SSgA (Name of Fund) Fund(s)

          Account Number and Registration

          Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

IN-KIND PURCHASE OF SECURITIES. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.   The shares must have a readily ascertainable market value;

3.   The shares must be liquid;

4.   The shares must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days from the date of purchase. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


REDEMPTION FEE. To discourage short-term trading, redemptions (including exchanges) of shares of the fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Except as noted below, shareholders participating in omnibus arrangements (such as 401(k) plans and broker-dealer sponsored programs) will also be subject to the redemption fee. All omnibus account providers have been asked to monitor shareholder trading activity that is visible to them and, when appropriate, to assess redemption fees that are payable to a fund, although some intermediaries may not do so. The omnibus account providers have been authorized to waive the 2% redemption fee in the following circumstances: a distribution due to leaving your job, a distribution made as part of a retirement plan that makes equal periodic payments over a beneficiary's life, a distribution due to permanent and total disability, a distribution due to death, a distribution used to pay deductible medical expenses, or a distribution made to someone else (usually an ex-spouse) under a qualified domestic relations order (QDRO). Because a fund or its transfer agent does not see the underlying trading activity, a fund may not be able to collect all redemption fees in situations where intermediaries are involved. If you hold your shares of the fund through an omnibus account provider you should check with the program representative to determine if the redemption fee will be applied to your account.

Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee. Shares of the fund held by the SSgA Life Solutions Funds will not be subject to the redemption fee.

Additionally, the following Traditional, Simple, Roth and Coverdell Individual Retirement Account (IRA) withdrawals are not subject to the redemption fee: withdrawals made as part of an equal periodic payment over a beneficiary's life, a distribution due to permanent and total disability, a distribution due to death, a required minimum distribution, a distribution used to pay deductible medical expenses, or a distribution made to someone else (usually an ex-spouse) under a QDRO. If you hold shares of the fund through an IRA account you should check with your account representative to determine whether the redemption fee will be applied to your account.


TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.   A broker or securities dealer, registered with a domestic stock exchange;

2.   A federal savings, cooperative or other type of bank;

3.   A savings and loan or other thrift institution;

4.   A credit union; or

5.   A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

          SELLER                           REQUIREMENTS FOR WRITTEN REQUESTS
          Owner of individual, joint,      -  Letter of instruction, signed by all
          sole proprietorship, UGMA/UTMA      persons authorized to sign for the
          (custodial accounts for             account stating general
          minors) or general partner          titles/capacity, exactly as the account
          accounts                            is registered; and

                                           -  Signature guarantee, if applicable (see
                                              above).

          Owners of corporate or           -  Letter of instruction signed by
          association accounts                authorized person(s), stating capacity
                                              as indicated by the corporate
                                              resolution;

                                           -  Corporate resolution, certified within
                                              the past 90 days; and

                                           -  Signature guarantee, if applicable (see
                                              above).

          Owners or trustees of trust      -  Letter of instruction, signed by all
                                              trustees;

          accounts                         -  If the trustees are not named in the
                                              registration, please provide a copy of
                                              the trust document certified within the
                                              past 60 days; and

                                           -  Signature guarantee, if applicable (see
                                              above).

          Joint tenancy shareholders       -  Letter of instruction signed by
          whose co-tenants are deceased       surviving tenant(s);

                                           -  Certified copy of the death
                                              certificate; and

                                           -  Signature guarantee, if applicable (see
                                              above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service, although exchanges of shares out of the fund within 60 days of the date of purchase will be subject to the redemption fee. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.

MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy.

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase or sales orders (including purchases or sales effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship support of regional or national events of Intermediaries.]

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the funds' behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets (less liabilities) by the number of shares of the fund outstanding and rounding to the nearest cent. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.


The SSgA Funds value portfolio securities according to board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the board determines that amortized cost does not represent market value of short-term debt obligations.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, fund securities are valued at the close of the market on which they are traded as follows:

     - US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

     - US over-the-counter equities: Official closing price; last bid price if no closing price;

     - Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price;

     -    Listed ADRs/GDRs: Last sale price; last bid price if no sales;

     - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

     -    Futures: Settlement price.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. This policy is intended to assure that the Funds' net asset value fairly reflects security values as of the time of pricing. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund's net asset value.

Because foreign securities can trade on non-business days, the net asset value of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.


DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

     - Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

     - Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

Dividend proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. If you chose cash option and requested a check, the check will be mailed to you. Proceeds from a dividend or capital gain will not be wired in federal funds to a bank.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), your share of qualified dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

FOREIGN INCOME TAXES. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Funds. Such a fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that certain funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

                                 FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.




[TO BE UPDATED]

                                                                           FISCAL YEARS ENDING AUGUST 31,
                                                              2004         2003        2002         2001         2000
     NET ASSET VALUE, BEGINNING OF PERIOD                               $    8.68   $    8.31    $   11.37    $   10.47
                                                                        ---------   ---------    ---------    ---------
     INCOME FROM OPERATIONS:
          Net investment income(loss)(1)                                      .14         .09          .14          .09
          Net realized and unrealized gain (loss)                            2.01         .28        (3.13)        1.04
                                                                        ---------   ---------    ---------    ---------
              Total Income From Operations                                   2.15         .37        (2.99)        1.13
                                                                        ---------   ---------    ---------    ---------
     DISTRIBUTIONS:
          Dividends from net investment income                               (.03)         --         (.07)        (.23)
          Dividends from net realized gain on investment                       --          --           --           --
                                                                        ---------   ---------    ---------    ---------
              Total Distributions                                            (.03)         --         (.07)        (.23)
                                                                        ---------   ---------    ---------    ---------
     NET ASSET VALUE, END OF PERIOD                                     $   10.80   $    8.68    $    8.31    $   11.37
                                                                        ---------   ---------    ---------    ---------
     TOTAL RETURN (%)                                                       24.95        4.45       (26.39)       11.05
     RATIOS/SUPPLEMENTAL DATA:
          Net assets, end of period ($000 omitted)                        514,069     382,343      334,217      395,926
          Ratios to average net assets (%):
              Operating expenses, net                                        1.25        1.25         1.25         1.25
              Operating expenses, gross                                      1.35        1.44         1.47         1.38
              Net investment income                                          1.59         .98         1.48          .89
          Portfolio turnover (%)                                            88.02       92.10        49.97        55.62

----------
(1)  Average month-end shares outstanding were used for this calculation.

                                   SSGA FUNDS


                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                          SSgA Core Opportunities Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                            SSgA Large Cap Value Fund

                    SSgA Large Cap Growth Opportunities Fund


                        SSgA Directional Core Equity Fund


                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                     ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS


The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the SSgA Funds' investments is available in annual and semi-annual reports to shareholders. The annual report contains discussions of the market conditions and investment strategies that significantly affected performance during the last fiscal year. To request an SAI, annual or semi-annual report, other information about the SSgA Funds or to make any shareholder inquiry, please contact:


                        State Street Global Markets, LLC

                          State Street Financial Center

                               One Lincoln Street

                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327

The prospectus is available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the SSgA Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                              SSgA IAM SHARES FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The SSgA IAM SHARES Fund seeks to achieve its investment objective of maximizing the fund's total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM Companies).


                       PROSPECTUS DATED DECEMBER 13, 2004

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                                  3

  INVESTMENT OBJECTIVE                                                                     3
  PRINCIPAL INVESTMENT STRATEGIES                                                          3
  PRINCIPAL RISKS                                                                          3
  TEMPORARY DEFENSIVE POSITION                                                             4
  RISK AND RETURN                                                                          5

FEES AND EXPENSES OF THE FUND                                                              6

MANAGEMENT OF THE FUND                                                                     7

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS                      7

SHAREHOLDER INFORMATION                                                                   10

  PURCHASE OF FUND SHARES                                                                 10
  REDEMPTION OF FUND SHARES                                                               12
  EXCHANGES                                                                               14
  MARKET TIMING/EXCESSIVE TRADING                                                         14
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                            15
  PRICING OF FUND SHARES                                                                  15
  DIVIDENDS AND DISTRIBUTIONS                                                             16
  TAXES                                                                                   17

FINANCIAL HIGHLIGHTS                                                                      18

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS                                               20

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor or have not been identified as having non-union sentiment (IAM Companies).

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES


The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM Companies. IAM Companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500(R) Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM Companies. Shareholders will be notified 60 days prior to changing the 80% policy. As of the fiscal year-end of the fund, August 31, 2004, there was a universe of 342 publicly traded IAM Companies as provided by the IAM. Based on the current model environment, nearly half of the 342 IAM-represented companies comprised the August 31, 2004 investments in the fund. The weighted average capitalization of the fund was $86.6 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment. The fund may participate in initial public offerings of IAM Companies.


The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund frequently in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest up to 20% of its assets in securities in non-IAM Companies contained in the S&P 500 Index. In the 20% portion, the portfolio management team screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union as having non-union sentiment.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.


In addition to the equity securities of IAM Companies described above, the IAM SHARES Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus:
Futures contracts and options on futures, depositary receipts, IPO holding, repurchase agreements, US government securities, real estate investment trusts, real estate related industries, and securities lending.

The IAM SHARES Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, large capitalization securities, market, quantitative strategy, real estate securities, sector and small capitalization securities.

PRINCIPAL RISKS


The principal risks of investing in the fund are those risks generally associated with investing in common stocks, including the possibility that the fund will fluctuate in value significantly over time.

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

DERIVATIVES RISK. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.


EQUITY SECURITIES RISK. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

IPO HOLDING RISK. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a fund can participate. Even when the fund requests to participate in an IPO, there is no guarantee that a fund will receive an allotment of shares in an IPO sufficient to satisfy a fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.


LARGE CAPITALIZATION SECURITIES RISK. A fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.


MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.


QUANTITATIVE STRATEGY RISK. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a fund having a lower return than if the fund was managed using a fundamental or passive investment management strategy.


REAL ESTATE SECURITIES RISK. Just as real estate values go up and down, the value of securities of companies involved in the real estate industry also fluctuate. A fund that invests in REITs and other real estate securities is subject to risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.


SECTOR RISK. A fund that concentrates its investment in specific industry sectors that have historically experienced substantial price volatility is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.


SMALL CAPITALIZATION SECURITIES RISK. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a fund that maintains significant exposure to small cap stocks.

TEMPORARY DEFENSIVE POSITION

SHORT-TERM INVESTMENTS. For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US

Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

RISK AND RETURN

After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund.

Annual Total Returns

[bar chart]

2000              (8.12%)
2001             (12.63%)
2002             (22.97%)
2003              28.63%

Best Quarter - June 30, 2003: 15.99%

Worst Quarter - September 30, 2002: (18.35%)


Year-to-Date - September 30, 2004: ____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

IAM SHARES FUND                         1 YEAR     INCEPTION*
Return Before Taxes                      28.63%     (2.14%)
Return After Taxes on                    27.95%     (2.54%)
Distributions
Return After Taxes on                    18.53%     (1.89%)
Distributions and Sale of Fund
Shares

S&P 500(R) Index                         28.68%     (1.85%)

* The fund began operating on June 2, 1999.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases                    None
     Maximum Deferred Sales Charge (Load)                                None
     Maximum Sales Charge (Load) Imposed on Reinvested
       Dividends or Other Distributions                                  None
     Redemption Fee                                                      None
     Exchange Fee                                                        None
     Maximum Account Fee                                                 None

ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


     Management Fee                                                       .25%
     Distribution and Service (12b-1) Fees(1)                             .04
     Other Expenses                                                       .15
                                                                          ---
     Total Annual Fund Operating Expenses(2)                              .44%
                                                                          ===


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


     1 YEAR   3 YEARS   5 YEARS   10 YEARS
     $   45   $   141   $   246   $    555
     ======   =======   =======   ========


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales

----------

(1) The stated fee includes .02% for 12b-1 Distribution and .02% for 12b-1 Shareholder Servicing Fees

(2) The Advisor has contractually agreed to reimburse the IAM SHARES Fund for all expenses in excess of .65% of average daily net assets on an annual basis until December 31, 2005.

charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2004, the Advisor had over $__ billion in assets under management. [To be updated by amendment.] The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $________ under management as of November 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. [To be updated by amendment.] State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds.


For these services, the fund pays the Advisor an advisory fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.

Each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. The fund is managed by the SSgA Global Structured Products Group. The SSgA Global Structured Products Group is overseen by the State Street Global Advisors Investment Committee.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                          INVESTMENT POLICIES AND RISKS

The investment objective of the fund is nonfundamental and may be changed by the Board of Trustees without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policies may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.

EQUITY SECURITIES. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.


FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the fund's total assets. Further, the fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the funds to equitize cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

DEPOSITARY RECEIPTS. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a fund's investment policies, a fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The Depositary Receipts chosen for investment by the fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index.


EQUITY SWAPS. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return. Please see Derivatives Risk in the Principal Risks section.

IPO HOLDING. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value. An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within the fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered.


The Advisor's IPO policy is to allocate shares of IPOs in a fair and equitable manner. The portfolio management teams (PMs) may request shares in an IPO equal to a maximum of 5% of an account's assets under management (AUM), assuming that:
(i) the account is eligible to invest in IPOs; and (ii) the specific IPO security is a permitted investment for that account. PMs may request more than 5% of an account's AUM (not to exceed the expected weight of the IPO security in an external (non SSgA/Advisor tailored) index) if the PM reasonably determines that the expected index weight for the IPO security in the benchmark normally used by that account is greater than 5% considering the expected market capitalization of the IPO security as estimated by the Equity Trading Desk
(ETD). Accounts with benchmarks not expected to include the IPO security will remain subject to the 5% limit. The automated IPO system will allocate the IPO security shares in a pro-rata basis to the accounts participating in the transaction. The IPO system requires that, when the PM requests more than 5% of an account's AUM, the PM must affirmatively designate the "expected index weight" percentage, and certain non-routine requests are approved by the Advisor's Compliance and Risk Management Department prior to acceptance of the order by the ETD.


OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. You may invest in the fund with an initial investment of $100 provided a $50 automatic monthly investment is established. An investment in the account (other than IRA accounts or active automatic monthly investment accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value
(NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check.

You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

         REGULAR MAIL:                   REGISTERED, EXPRESS OR CERTIFIED MAIL:

         SSgA Funds                      SSgA Funds
         P.O. Box 8317                   66 Brooks Drive
         Boston, MA 02266-8317           Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:

         State Street Bank and Trust Company

         225 Franklin Street, Boston, MA 02110

         ABA #0110-0002-8

         DDA #9904-631-0

         SSgA (Name of Fund) Fund(s)

         Account Number and Registration

         Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

IN-KIND PURCHASE OF SECURITIES. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.   The shares must have a readily ascertainable market value;

3.   The shares must be liquid;

4.   The shares must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days from the date of purchase. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.   A broker or securities dealer, registered with a domestic stock exchange;

2.   A federal savings, cooperative or other type of bank;

3.   A savings and loan or other thrift institution;

4.   A credit union; or

5.   A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

          SELLER                            REQUIREMENTS FOR WRITTEN REQUESTS
          Owner of individual, joint,       -  Letter of instruction, signed by all persons
          sole proprietorship, UGMA/UTMA       authorized to sign for the account stating general
          (custodial accounts for              titles/capacity, exactly as the account is
          minors) or general partner           registered; and
          accounts
                                            -  Signature guarantee, if applicable (see above).

          Owners of corporate or            -  Letter of instruction signed by authorized
          association accounts                 person(s), stating capacity as indicated by the
                                               corporate resolution;

                                            -  Corporate resolution, certified within the past 90
                                               days; and

                                            -  Signature guarantee, if applicable (see above).

          Owners or trustees of trust       -  Letter of instruction, signed by all trustees;
          accounts
                                            -  If the trustees are not named in the registration,
                                               please provide a copy of the trust document
                                               certified within the past 60 days; and

                                            -  Signature guarantee, if applicable (see above).

          Joint tenancy shareholders        -  Letter of instruction signed by surviving
          whose co-tenants are deceased        tenant(s);

                                            -  Certified copy of the death certificate; and

                                            -  Signature guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

In-Kind Redemptions. The fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.


MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy.

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase or sales orders (including purchases or sales effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship support of regional or national events of Intermediaries.]

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the funds' behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets (less liabilities) by the number of shares of the fund outstanding and rounding to the nearest cent. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.


The SSgA Funds value portfolio securities according to board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the board determines that amortized cost does not represent market value of short-term debt obligations.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, fund securities are valued at the close of the market on which they are traded as follows:

     - US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

     - US over-the-counter equities: Official closing price; last bid price if no closing price;

     - Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price;

     -    Listed ADRs/GDRs: Last sale price; last bid price if no sales;

     - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

     -    Futures: Settlement price.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. This policy is intended to assure that the Funds' net asset value fairly reflects security values as of the time of pricing. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund's net asset value.

Because foreign securities can trade on non-business days, the net asset value of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.


DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

     - Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

     - Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

Dividend proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. If you chose cash option and requested a check, the check will be mailed to you. Proceeds from a dividend or capital gain will not be wired in federal funds to a bank.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), your share of qualified dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.




[TO BE UPDATED]

                                                                      FISCAL YEARS ENDED AUGUST 31,
                                                          2004        2003         2002         2001         2000
     NET ASSET VALUE, BEGINNING OF PERIOD                           $    7.11    $    8.85    $   11.55    $   10.14
                                                                    ---------    ---------    ---------    ---------
     INCOME FROM OPERATIONS:
         Net investment income (loss)(1)                                  .10          .08          .08          .09
         Net realized and unrealized gain (loss)                          .69        (1.74)       (2.67)        1.42
                                                                    ---------    ---------    ---------    ---------
             Total Income From Operations                                 .79        (1.66)       (2.59)        1.51
                                                                    ---------    ---------    ---------    ---------
     DISTRIBUTIONS:
         Dividends from net investment income                            (.10)        (.08)        (.09)        (.08)
                                                                    ---------    ---------    ---------    ---------
         Dividends from net realized gain                                  --           --         (.02)        (.02)
                                                                    ---------    ---------    ---------    ---------
             Total Distributions                                         (.10)        (.08)        (.11)        (.10)
                                                                    ---------    ---------    ---------    ---------
     NET ASSET VALUE, END OF PERIOD                                 $    7.80    $    7.11    $    8.85    $   11.55
                                                                    ---------    ---------    ---------    ---------
     TOTAL RETURN (%)(2)                                                11.26       (18.94)      (22.56)       14.94
     RATIOS/SUPPLEMENTAL DATA:
         Net assets, end of period ($000 omitted)                     152,106      139,762      176,598      133,690
         Ratios to average net assets (%)(3):
            Operating expenses, net                                       .42          .52          .58          .55
            Operating expenses, gross                                     .42          .52          .59          .55
            Net investment income                                        1.46          .97          .79          .79
         Portfolio turnover (%)                                          4.95         9.44         4.23         5.34


----------
(1)  Average month-end shares were used for this calculation.

(2)  Periods less than one year are not annualized.
(3)  The ratios for periods less than one year are annualized.

                                   SSGA FUNDS


                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                          SSgA Core Opportunities Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                            SSgA Large Cap Value Fund

                    SSgA Large Cap Growth Opportunities Fund


                        SSgA Directional Core Equity Fund


                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                   ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS


The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the SSgA Funds' investments is available in annual and semi-annual reports to shareholders. The annual report contains discussions of the market conditions and investment strategies that significantly affected performance during the last fiscal year. To request an SAI, annual or semi-annual report, other information about the SSgA Funds or to make any shareholder inquiry, please contact:


                        State Street Global Markets, LLC

                          State Street Financial Center

                               One Lincoln Street

                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327

The prospectus is available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the SSgA Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                             SSgA MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.


                       PROSPECTUS DATED DECEMBER 13, 2004

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                      3

  INVESTMENT OBJECTIVE                                                         3
  PRINCIPAL INVESTMENT STRATEGIES                                              3
  PRINCIPAL RISKS                                                              3
  RISK AND RETURN                                                              5

FEES AND EXPENSES OF THE FUND                                                  6

MANAGEMENT OF THE FUND                                                         7

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS          7

SHAREHOLDER INFORMATION                                                        9

  PURCHASE OF FUND SHARES                                                      9
  REDEMPTION OF FUND SHARES                                                   11
  EXCHANGES                                                                   13
  MARKET TIMING/EXCESSIVE TRADING                                             14
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                14
  PRICING OF FUND SHARES                                                      15
  DIVIDENDS AND DISTRIBUTIONS                                                 15
  TAXES                                                                       16

FINANCIAL HIGHLIGHTS                                                          17

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                                   19

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.


The Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; US government securities; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit, Section 4(2) commercial paper; and repurchase agreements.

The Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, dollar-denominated instruments of foreign banks and corporations, government securities, income, interest rate, market, money market, and prepayment.

PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."


ASSET-BACKED SECURITIES RISK. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

CALL RISK. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and the potential for taxable capital gains.

CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.

DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PREPAYMENT RISK. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. Prepayment of loans underlying asset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns

[bar chart]

1994               3.99%
1995               5.76%
1996               5.21%
1997               5.37%
1998               5.30%
1999               4.91%
2000               6.18%
2001               4.01%
2002               1.57%
2003               0.84%

Best Quarter - September 30, 2000: 1.59%

Worst Quarter - December 31, 2003: 0.18%


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index, the Citigroup 3-Month Treasury Bill Index (returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

                                           1 YEAR       5 YEARS     10 YEARS
Money Market Fund                           0.84%         3.48%       4.30%

Citigroup 3-month Treasury Bill Index       1.07%         3.50%       4.29%

The returns would have been lower without the contractual expense reimbursement.

                                  7-Day Yields

                     For the Period Ended December 31, 2003:

                                    CURRENT          EFFECTIVE
Money Market Fund                      0.72%              0.72%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases               None
     Maximum Deferred Sales Charge (Load)                           None
     Maximum Sales Charge (Load) Imposed on Reinvested
       Dividends or Other Distributions                             None
     Redemption Fee                                                 None
     Exchange Fee                                                   None
     Maximum Account Fee                                            None


ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


     Management Fee(1)                                                .25%
     Distribution and Service (12b-1) Fees(2)                         .08
     Other Expenses                                                   .07
                                                                      ---
     Total Net Annual Fund Operating Expenses(1)                      .40%
                                                                      ===


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


     1 YEAR           3 YEARS          5 YEARS          10 YEARS
     ------           -------          -------          --------
     $ 41             $ 128            $ 224            $ 505
     ====             =====            =====            =====


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

----------

(1) The Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed .40% of average daily net assets on an annual basis until December 31, 2005.

(2) The stated fee includes .03% for 12b-1 Distribution and .05% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2004, the Advisor had over $__ billion in assets under management. [To be updated by amendment.] The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $________ under management as of November 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. [To be updated by amendment.] State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                          INVESTMENT POLICIES AND RISKS

The investment objective of the fund is nonfundamental and may be changed by the Board of Trustees without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policies may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.


MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

ELIGIBLE SECURITIES. Money market funds invest in securities which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk and credit/default risk.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

     - Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     - Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

SECTION 4(2) COMMERCIAL PAPER. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

INTERFUND LENDING. The Money Market Fund may lend cash to other SSgA Funds portfolios for temporary purposes. It may also lend cash to another registered investment company or portfolio series for which State Street acts as Advisor or subadvisor. This credit facility substantially reduces the cost to the SSgA Funds incurred in borrowing from banks and other lenders. It also allows the Money Market Fund to earn higher interest rates on the cash balances currently used to invest in short term reserves or repurchase agreements.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.


                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100.

An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Purchase orders in good form (described below) and payments received by the Transfer Agent prior to the close of the New York Stock Exchange earn the dividend on the date of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

LARGE TRANSACTION NOTIFICATION. To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

         REGULAR MAIL:                 REGISTERED, EXPRESS OR CERTIFIED MAIL:

         SSgA Funds                    SSgA Funds
         P.O. Box 8317                 66 Brooks Drive
         Boston, MA 02266-8317         Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:

          State Street Bank and Trust Company

          225 Franklin Street, Boston, MA 02110

          ABA #0110-0002-8

          DDA #9904-631-0

          SSgA (Name of Fund) Fund(s)

          Account Number and Registration

          Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received. Proceeds of redemption requests received before the close of the New York Stock Exchange ordinarily will be sent on the same business day, except as otherwise noted below.

No dividends will be paid on shares on the date of redemption. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise specified, payments of redemption proceeds will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

CHECKWRITING SERVICE. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.   A broker or securities dealer, registered with a domestic stock exchange;

2.   A federal savings, cooperative or other type of bank;

3.   A savings and loan or other thrift institution;

4.   A credit union; or

5.   A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

         SELLER                             REQUIREMENTS FOR WRITTEN REQUESTS
         Owner of individual,               -  Letter of instruction, signed by all persons authorized
         joint, sole proprietorship,           to sign for the account stating general titles/capacity,
         UGMA/UTMA (custodial                  exactly as the account is registered; and
         accounts for minors) or

         general partner accounts           -  Signature guarantee, if applicable (see above).

         Owners of corporate or             -  Letter of instruction signed by authorized person(s),
         association accounts                  stating capacity as indicated by the corporate
                                               resolution;

                                            -  Corporate resolution, certified within the past 90 days;
                                               and

                                            -  Signature guarantee, if applicable (see above).

         Owners or trustees of trust        -  Letter of instruction, signed by all trustees;
         accounts
                                            -  If the trustees are not named in the registration, please provide a copy of the trust document certified within
                                               the past 60 days; and

                                            -  Signature guarantee, if applicable (see above).

         Joint tenancy shareholders         -  Letter of instruction signed by surviving tenant(s);
         whose co-tenants are
         deceased                           -  Certified copy of the death certificate; and

                                            -  Signature guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.


MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy.

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase or sales orders (including purchases or sales effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship support of regional or national events of Intermediaries.]

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the funds' behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The fund determines the price per share once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

     - Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

     - Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), your share of qualified dividends received by the funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

No capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value. With that exception, if you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the per share net asset value of the fund.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.




[TO BE UPDATED]

                                                                  FISCAL YEARS ENDED AUGUST 31,
                                               2004          2003             2002             2001             2000
   NET ASSET VALUE, BEGINNING OF PERIOD                  $      1.0000    $      1.0000    $      1.0000    $      1.0000
                                                         -------------    -------------    -------------    -------------
   INCOME FROM OPERATIONS:
     Net investment income                                       .0104            .0196            .0518            .0562
                                                         -------------    -------------    -------------    -------------
   DISTRIBUTIONS:
     Dividends from net investment income                       (.0104)          (.0196)          (.0518)          (.0562)
                                                         -------------    -------------    -------------    -------------
   NET ASSET VALUE, END OF PERIOD                        $      1.0000    $      1.0000    $      1.0000    $      1.0000
                                                         -------------    -------------    -------------    -------------
   TOTAL RETURN (%)                                               1.05             1.98             5.31             5.78
   RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)               10,744,370       10,657,389       10,724,407        8,556,244
     Ratios to average net assets (%):
       Operating expenses, net                                     .40              .39              .38              .39
       Operating expenses, gross                                   .42              .39              .38              .39
       Net investment income                                      1.04             1.95             5.14             5.62

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                          SSgA Core Opportunities Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                            SSgA Large Cap Value Fund

                    SSgA Large Cap Growth Opportunities Fund


                        SSgA Directional Core Equity Fund


                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS


The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                        State Street Global Markets, LLC

                          State Street Financial Center

                               One Lincoln Street

                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327

The prospectus is available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                          SSgA PRIME MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.


                       PROSPECTUS DATED DECEMBER 13, 2004

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                                       3

   INVESTMENT OBJECTIVE                                                                         3
   PRINCIPAL INVESTMENT STRATEGIES                                                              3
   PRINCIPAL RISKS                                                                              3
   RISK AND RETURN                                                                              5

FEES AND EXPENSES OF THE FUND                                                                   6

MANAGEMENT OF THE FUND                                                                          7

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS                           7

SHAREHOLDER INFORMATION9

   PURCHASE OF FUND SHARES                                                                      9
   REDEMPTION OF FUND SHARES                                                                   10
   EXCHANGES                                                                                   11
   MARKET TIMING/EXCESSIVE TRADING                                                             12
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                                12
   PRICING OF FUND SHARES                                                                      13
   DIVIDENDS AND DISTRIBUTIONS                                                                 13
   TAXES                                                                                       14

FINANCIAL HIGHLIGHTS                                                                           15

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                                                    16

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank;; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.


The Prime Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; Section 4(2) commercial paper; US government securities; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit, and repurchase agreements.

The Prime Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, credit/default, dollar-denominated instruments, government securities, income, interest rate, market, money market, and sector.

PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

ASSET-BACKED SECURITIES RISK. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.


CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.

DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


SECTOR RISK. A fund that concentrates its investment in specific industry sectors is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns

[bar chart]

1995               6.04%
1996               5.44%
1997               5.60%
1998               5.52%
1999               5.13%
2000               6.40%
2001               4.14%
2002               1.74%
2003               1.03%

Best Quarter - December 31, 2000: 1.64%

Worst Quarter - December 31, 2003: 0.23%


Year-to-Date - September 30, 2004: ____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

                                         1 YEAR    5 YEARS*    INCEPTION*
Prime Money Market Fund                   1.03%     3.67%         4.54%

Citigroup 3-Month Treasury Bill           1.07%     3.50%         4.32%

* The fund began operating on February 22, 1994. The returns would have been lower without the contractual management fee waiver and expense reimbursement.

                                  7-Day Yields

                     For the Period Ended December 31, 2003:

                                  CURRENT   EFFECTIVE
Prime Money Market Fund            0.93%      1.07%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases                    None
     Maximum Deferred Sales Charge (Load)                                None
     Maximum Sales Charge (Load) Imposed on Reinvested
       Dividends or Other Distributions                                  None
     Redemption Fee                                                      None
     Exchange Fee                                                        None
     Maximum Account Fee                                                 None




ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     Management Fee(1)                                                    .15%
     Distribution and Service (12b-1) Fees(2)                             .04%
     Other Expenses                                                       .08%
                                                                         ----
     Gross Expenses                                                       .27%
                                                                         ----
     Less Contractual Management Fee Waiver and Reimbursement            (.07%)
                                                                         ----
     Total Annual Fund Operating Expenses After Waiver                    .20%
                                                                         ====

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


     1 YEAR   3 YEARS   5 YEARS   10 YEARS
     $   20   $    69   $   122   $    307
     ======   =======   =======   ========


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

----------

(1) The Advisor has contractually agreed to waive .05% of its .15% management fee until December 31, 2010. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed .20% of average daily net assets on an annual basis until December 31, 2005. The annual management fee after waiver and reimbursement is .08%.


(2) The stated fee includes .02% for 12b-1 Distribution and .02% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2004, the Advisor had over $__ billion in assets under management. [To be updated by amendment.] The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $________ under management as of November 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. [To be updated by amendment.] State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.08%, after fee waiver and reimbursement, of the average daily net asset value of the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                          INVESTMENT POLICIES AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.


MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

ELIGIBLE SECURITIES. Money market funds invest in securities which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial

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institutions, (4) insurance companies or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk and credit/default risk.


ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.


COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

SECTION 4(2) COMMERCIAL PAPER. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs).

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ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

INTERFUND LENDING. The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Prime Money Market Fund requires a minimum initial investment of $20 million and a minimum account balance of $15 million. The minimum investment for additional purchases is $1,000; however, if the account balance has fallen below $20 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may be rejected unless, after such purchase, the accrued balance will be at least $15 million.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Payments for fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds (or converted to federal funds by the Transfer Agent) by 4 p.m. Eastern time (the Pricing Time) before the purchase order can be accepted. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day.

Purchase orders in good form (described below) and payments which are accepted prior to the Pricing Time will receive that day's net asset value and will earn the dividend declared on the date of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the fund. The SSgA Funds requires a purchase order in good form, which consists of a completed and signed SSgA Funds' Institutional Account Application for each new account, regardless of the investment method. For additional information, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

LARGE TRANSACTION NOTIFICATION. To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

FEDERAL FUNDS WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that you make initial or subsequent investments by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

     1. Completing the SSgA Funds' Institutional Account Application and fax it to (617) 664-6011. Please confirm that the fax was received by calling 1-800-997-7327.

     2. Telephoning State Street Bank and Trust Company at 1-800-647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the fund; (3) the amount being wired; (4) the name of the wiring bank; and
          (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

     3.   Instructing the wiring bank to wire federal funds to:

               State Street Bank and Trust Company

               225 Franklin Street

               Boston, MA  02110

               ABA #0110-0002-8

               DDA# 9904-631-0

               SSgA Prime Money Market Fund

               Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.

MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Money Market Fund. Third party checks and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Proceeds of redemption requests received before 4 p.m. Eastern time ordinarily will be sent on the same business day, except as otherwise noted below.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise directed, payments will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION REQUESTS IN WRITING. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:

     1. A clear letter of instruction or a stock assignment stating the fund and account number that the redemption is to be processed from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

     2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The Prime Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $15 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

EXCHANGE PRIVILEGE. Subject to the fund's minimum investment requirement, investors may exchange their fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Money Market Fund. If shares of the fund were purchased by check, the shares must have been present in an account for 15 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Investment Company upon 60 days' notice to shareholders.

MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy.

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase or sales orders (including purchases or sales effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship support of regional or national events of Intermediaries.]

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the funds' behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The fund determines the price per share once each business day at 4 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

     - Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

     - Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you. If cash option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), your share of qualified dividends received by the funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

No capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value. With that exception, if you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the per share net asset value of the fund.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


[TO BE UPDATED]

                                                                            FISCAL YEARS ENDED AUGUST 31,
                                                         2004          2003           2002           2001           2000
     NET ASSET VALUE, BEGINNING OF PERIOD                          $     1.0000    $    1.0000    $    1.0000    $    1.0000
                                                                   ------------    -----------    -----------    -----------
     INCOME FROM OPERATIONS:
        Net investment income                                             .0124          .0209          .0535          .0580
                                                                   ------------    -----------    -----------    -----------
     DISTRIBUTIONS:
        Dividends from net investment income                             (.0124)        (.0209)        (.0535)        (.0580)
                                                                   ------------    -----------    -----------    -----------
     NET ASSET VALUE, END OF PERIOD                                $     1.0000    $    1.0000    $    1.0000    $    1.0000
                                                                   ============    ===========    ===========    ===========
     TOTAL RETURN (%)                                                      1.25           2.11           5.48           6.00
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                     11,089,939      6,156,731      4,033,364      3,962,314
        Ratios to average net assets (%):
           Operating expenses, net                                          .20            .20            .20            .20
           Operating expenses, gross                                        .27            .27            .25            .25
           Net investment income                                           1.21           2.02           5.26           5.93

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS


The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                        State Street Global Markets, LLC

                          State Street Financial Center

                               One Lincoln Street

                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327

The prospectus is available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                          SSgA PRIME MONEY MARKET FUND

                                 CLASS T SHARES

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Prime Money Market Fund Class T Shares seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

Class T Shares of the Prime Money Market Fund may not be purchased by individuals directly, but must be purchased through a financial institution which is permitted by contract with the fund to offer shares (the Financial Intermediary). This prospectus should be read together with any materials provided by the Financial Intermediary.


                       PROSPECTUS DATED DECEMBER 13, 2004

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                                  3

  INVESTMENT OBJECTIVE                                                                     3
  PRINCIPAL INVESTMENT STRATEGIES                                                          3
  PRINCIPAL RISKS                                                                          3
  RISK AND RETURN                                                                          5

FEES AND EXPENSES OF THE FUND                                                              6

MANAGEMENT OF THE FUND                                                                     7

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS                      7

SHAREHOLDER INFORMATION                                                                    9

  PURCHASE AND REDEMPTION OF SHARES                                                        9
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                            11
  PRICING OF FUND SHARES                                                                  11
  DIVIDENDS AND DISTRIBUTIONS                                                             11
  TAXES                                                                                   12

FINANCIAL HIGHLIGHTS                                                                      13

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS                                               14

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Prime Money Market Fund Class T Shares seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES


The fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank;; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.


Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.


The Prime Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; Section 4(2) commercial paper; US government securities; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit, and repurchase agreements.

The Prime Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, credit/default, dollar-denominated instruments, government securities, income, interest rate, market, money market, and sector.

PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."


ASSET-BACKED SECURITIES RISK. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.




CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.

DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


SECTOR RISK. A fund that concentrates its investment in specific industry sectors is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

The returns and all other information shown below are for the original SSgA Fund class (referred to in this prospectus as the "Institutional Class") that is not offered in this prospectus. The annual returns for the Class T Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class T Shares. The average annual total returns for the Class T Shares offered in this prospectus would differ only to the extent that the Institutional Class and Class T Shares of the SSgA Funds do not have the same expenses.

Annual Total Returns

[bar chart]

1995         6.04%
1996         5.44%
1997         5.60%
1998         5.52%
1999         5.13%
2000         6.40%
2001         4.14%
2002         1.74%
2003         1.03%

Best Quarter - December 31, 2000:  1.64%

Worst Quarter - December 31, 2003:  0.23%


Year-to-Date - September 30, 2004:  ____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

                                          1 YEAR   5 YEARS*    INCEPTION*
Prime Money Market Fund                   1.03%      3.67%       4.54%
-------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill           1.07%      3.50%       4.32%

* The fund began operating on February 22, 1994. The returns would have been lower without the contractual management fee waiver and expense reimbursement.

                                  7-Day Yields

                     For the Period Ended December 31, 2003:

                                 CURRENT    EFFECTIVE
Prime Money Market Fund             0.93%        1.07%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases                    None
     Maximum Deferred Sales Charge (Load)                                None
     Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends or Other Distributions                                   None
     Redemption Fee                                                      None
     Exchange Fee                                                        None
     Maximum Account Fee                                                 None

ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


     Management Fee(1)                                                    .15%
     Distribution and Service (12b-1) Fees                                .55
     Other Expenses                                                       .08
                                                                         ----
     Gross Expenses                                                       .78
                                                                         ----
     Less Contractual Management Fee Waiver                              (.07)
                                                                         ----
     Total Annual Fund Operating Expenses After Waiver                    .71%
                                                                         ====


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


     1 YEAR   3 YEARS   5 YEARS   10 YEARS
     $   73   $   231   $   404   $    932
     ======   =======   =======   ========


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

----------

(1) The Advisor has contractually agreed to waive .05% of its .15% management fee until December 31, 2010. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed ..80% of average daily net assets on an annual basis until December 31, 2005. The annual management fee after waiver and reimbursement is .08%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2004, the Advisor had over $__ billion in assets under management. [To be updated by amendment.] The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $________ under management as of November 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. [To be updated by amendment.] State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.08%, after fee waiver and reimbursement, of the average daily net asset value of the fund.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                          INVESTMENT POLICIES AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.


MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

QUALITY OF SECURITIES. The fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Fund's Advisor in accordance with procedures established by the Board of Trustees.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk and credit/default risk.


ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.


COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

SECTION 4(2) COMMERCIAL PAPER. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

                             SHAREHOLDER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor). Class T Shares may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a bank, broker, recordkeeper or advisor, and will be referred to in this prospectus as a "Financial Intermediary." Only certain Financial Intermediaries are authorized to receive purchase orders on the fund's behalf. The fund reserves the right to reject any purchase order.

     - If you have questions about SSgA Funds or the Class T Shares, including questions about the investment objectives, strategies or risks, please call the SSgA Funds toll-free at 1-800-647-7327. You may also access information about the SSgA Funds online at www.ssgafunds.com.

     - If you have questions about your account or plan options, please contact your Financial Intermediary.

TRANSACTIONS. Purchases, exchanges or redemptions of the fund's shares are processed on any business day at the net asset value next determined after they have been received by State Street Bank and Trust Company, the fund's Transfer Agent, in good order (described below). A business day is one on which the New York Stock Exchange is open for regular trading. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Good order means that your request includes complete information on your contribution, exchange or redemption and that the Transfer Agent has received the appropriate assets. In all cases, your transaction will be based on the fund's next determined net asset value (NAV) after the Transfer Agent has received the order from the Financial Intermediary. As long as this request is received prior to the close of the regular trading session of the New York Stock Exchange, ordinarily 4 p.m. Eastern time, you will receive that day's NAV. If a request is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Financial Intermediaries may charge investors fees for certain services. Investors should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.

The Financial Intermediary is required by law to obtain certain personal information from you that it will use to verify your identity. If you do not provide the information, the Financial Intermediary may not be able to open your account. If the Financial Intermediary is unable to verify your identity, it may reserve the right to close your account or take such other reasonable steps. The SSgA Funds and the Financial Intermediaries reserve the right to reject any purchase order.

INVESTMENT OPTIONS AND ALLOCATIONS. Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your Financial Intermediary for more details.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS; BENEFICIAL OWNERSHIP. Each Financial Intermediary may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of the account falls below a predetermined amount. Please refer to materials provided by your Financial Intermediary for more information. Beneficial ownership of shares will be recorded by the Financial Intermediary and reflected in account statements provided to their customers.

AUTOMATIC SWEEP. Your Financial Intermediary may offer an automatic sweep for the fund shares in the operation of brokerage cash accounts for its customers. Contact your Financial Intermediary to determine the availability and the parameters of an automatic cash sweep.

EXCHANGES. The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your Financial Intermediary. The fund is not intended for excessive trading or market timing. Excessive trading disrupts portfolio management and drives fund expenses higher. Although the SSgA Funds make every effort to maintain the exchange privilege, the fund reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Of course, your right to redeem shares would be unaffected by these restrictions. An exchange is a taxable transaction (except for qualified plan accounts).

Before making an exchange to or from another fund available in your plan or through your Financial Intermediary, consider the following:

     - Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

     -    Be sure to read that fund's prospectus.

     -    You must meet the minimum investment amount, if any, of each fund.

     - The SSgA Funds can accept exchanges only as permitted by your plan. Contact your Financial Intermediary for details on the exchange policies that apply to your plan.

REDEMPTIONS. Redemptions, like purchases, may be effected only through Financial Intermediaries. Please contact your Financial Intermediary or refer to the appropriate plan documents for details.

Shares of the funds may be redeemed on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, redemption proceeds ordinarily will be sent the next business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the fund or its agent. Redemptions proceeds, less any applicable redemption fees, will normally be wired to the Financial Intermediary following receipt of the redemption order, but in no event later than seven days after receipt of such order. Contact your Financial Intermediary regarding receipt of redemption proceeds with respect to your account.


MARKET TIMING/EXCESSIVE TRADING. The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy.

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase or sales orders (including purchases or sales effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected.

SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan with respect to the Class T Shares pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows a fund to pay fees for the sale and distribution of fund shares and for services provided to shareholders by the Distributor or other Financial Intermediaries. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor for distribution, marketing, shareholder and administrative services provided to a fund by the Distributor or a Financial Intermediary are not permitted by the Plan to exceed 0.55% of a fund's average net asset value per year. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to Financial Intermediaries providing shareholder services to the fund are not permitted by the Plan to exceed .50% of the fund's average net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund also offers the Institutional Class of shares through the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Institutional Class has a separate Rule 12b-1 Plan and is not subject to the fees and expenses of the Plan described above.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Class T Shares are offered without imposition of a front end sales load or contingent deferred sales load. Class T Shares are subject to distribution and/or shareholder servicing fees and expenses payable under the Plan. Class T Shares are offered for sale only to investors meeting the eligibility requirements disclosed in this prospectus and are offered only through Financial Intermediaries.

PRICING OF FUND SHARES

The fund determines the price per share once each business day at 4 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from three different distribution options as indicated on the Application:

     - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     - Cash Option--A wire will be sent for each dividend and capital gain distribution. Distributions will be sent to a pre-designated bank by the payable date.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

If Cash Option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

TAXES

As with any investment, you should consider the tax consequences of investing in the funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the funds. You should consult your own tax advisor if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS. Dividends and distributions of the fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a fund. Distributions may be taxable at different rates depending on the length of time a fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31 of each year. Your Financial Intermediary will provide this information to you. Account tax information will also be sent to the IRS.

Income dividends or capital gains distributions made by a fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59-1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your Financial Intermediary.

TAXATION OF THE FUND. The fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, the fund will not be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gins in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the fund's net investment income and net capital gain. It is important that the fund meets these requirements so that any earnings on your investment will not be taxed twice.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

The returns and all other information shown below are for the Institutional Class of the fund that is not offered in this prospectus. The annual returns for the Class T Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class T Shares.




[TO BE UPDATED]

                                                                         FISCAL YEARS ENDED AUGUST 31,
                                                   2004            2003            2002            2001            2000
     NET ASSET VALUE, BEGINNING OF PERIOD                      $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                                               ------------    ------------    ------------    ------------
     INCOME FROM OPERATIONS:
        Net investment income                                         .0124           .0209           .0535           .0580
                                                               ------------    ------------    ------------    ------------
     DISTRIBUTIONS:
        Dividends from net investment income                         (.0124)         (.0209)         (.0535)         (.0580)
                                                               ------------    ------------    ------------    ------------
     NET ASSET VALUE, END OF PERIOD                            $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                                               ============    ============    ============    ============
     TOTAL RETURN (%)                                                  1.25            2.11            5.48            6.00
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                 11,089,939       6,156,731       4,033,364       3,962,314
        Ratios to average net assets (%):
           Operating expenses, net                                      .20             .20             .20             .20
           Operating expenses, gross                                    .27             .27             .25             .25
           Net investment income                                       1.21            2.02            5.26            5.93

                   ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS

CLASS T SHAREHOLDERS: For shareholder inquiries regarding your Class T Shares or to request additional information on the Class T Shares offered in this prospectus, including the fund's Statement of Additional Information, annual or semi-annual report, please contact your Financial Intermediary.


Statements of Additional Information (SAI) include additional information about the fund. The fund's SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, selective information about a fund's portfolio holdings. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, or other information about a fund, please contact:


                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327

The prospectus is available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                             SSgA S&P 500 INDEX FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The SSgA S&P 500 Index Fund seeks to replicate the total return of the S&P 500(R) Index.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the SSgA S&P 500 Index Fund through the State Street Equity 500 Index Portfolio (the S&P Master Fund). The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in this fund.


                       PROSPECTUS DATED DECEMBER 13, 2004

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                         3

   INVESTMENT OBJECTIVE                                                           3
   PRINCIPAL INVESTMENT STRATEGIES                                                3
   PRINCIPAL RISKS                                                                3
   RISK AND RETURN                                                                4

FEES AND EXPENSES OF THE FUND                                                     5

MANAGEMENT OF THE FUND                                                            6

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS             7

SHAREHOLDER INFORMATION                                                          10

   PURCHASE OF FUND SHARES                                                       10
   REDEMPTION OF FUND SHARES                                                     11
   EXCHANGES                                                                     14
   MARKET TIMING/EXCESSIVE TRADING                                               14
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                  14
   PRICING OF FUND SHARES                                                        15
   DIVIDENDS AND DISTRIBUTIONS                                                   16
   TAXES                                                                         17

FINANCIAL HIGHLIGHTS                                                             18

INFORMATION REGARDING STANDARD & POOR'S CORPORATION                              19

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                                      21

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fundamental investment objective is to seek to replicate the total return of the S&P 500(R) Index. The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the S&P Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500(R) Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may also invest in futures and options.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For more information, please see "Additional Information . . . Management of a Feeder Portfolio."


The S&P 500 Index Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: management of a feeder portfolio, S&P 500 Index, futures contracts and options on futures, depositary receipts, securities lending, and US government securities.

The S&P 500 Index Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, large capitalization securities, market, master/feeder structure, passive strategy, and sector.

PRINCIPAL RISKS

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

DERIVATIVES RISK. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.


EQUITY SECURITIES RISK. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.


LARGE CAPITALIZATION SECURITIES RISK. A fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.


MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

MASTER/FEEDER STRUCTURE RISK. Unlike a traditional mutual fund that invests directly in securities, a fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the fund. The ability of the fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Advisor of the fund may also serve as investment advisor to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the funds and the master fund. If a situation arises that may result in a conflict, the trustees and officers of the funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

PASSIVE STRATEGY RISK. Some funds utilize a passive investment strategy, attempting to replicate the composition of an unmanaged index of securities. The ability of such a fund to achieve significant correlation between the performance of the fund and the index may be affected by changes in securities markets, changes in the composition of the index, the timing of purchases and redemptions of fund shares, and fees and expenses of the index fund. A fund employing a passive strategy will hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a fund's return to be lower than if the fund employed an active strategy.


SECTOR RISK. A fund that concentrates its investment in specific industry sectors that have historically experienced substantial price volatility is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.


RISK AND RETURN

After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund.

Annual Total Returns

[bar chart]

1994               1.30%
1995              37.02%
1996              22.65%
1997              33.10%
1998              28.35%

1999              20.89%
2000              (9.21%)
2001             (12.08%)
2002             (22.34%)
2003              28.59%

Best Quarter - December 31, 1998: 21.24%

Worst Quarter - September 30, 2002: (17.35%)


Year-to-Date - September 30, 2004: ____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                     Average Annual Total Returns

               For the Periods Ended December 31, 2003:


S&P 500 INDEX FUND            1 YEAR         5 YEARS       10 YEARS
Return Before Taxes           28.59%        (0.74%)        10.85%
Return After Taxes on
Distributions                 27.84%        (1.57%)         9.34%
Return After Taxes on
Distributions and Sale
of Fund Shares                18.50%        (0.80%)         8.67%

S&P 500(R) Index              28.68%        (0.57%)        11.07%


                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases                    None
     Maximum Deferred Sales Charge (Load)                                None
     Maximum Sales Charge (Load) Imposed on Reinvested
       Dividends or Other Distributions                                  None
     Redemption Fee                                                      None
     Exchange Fee                                                        None
     Maximum Account Fee                                                 None

ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     Management/Custody/Administration Fee(1)                            .045%
     Distribution and Service (12b-1) Fees(2)                            .060
     Other Expenses                                                      .045
                                                                         ----
     Total Annual Fund Operating Expenses(3)                             .150%
                                                                         ====

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     1 YEAR       3 YEARS        5 YEARS    10 YEARS
     $   15       $    48        $    85    $    192
     ======       =======        =======    ========

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2004, the Advisor had over $__ billion in assets under management. [To be updated by amendment.] The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $________ under management as of November 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. [To be updated by amendment.] State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds.


The S&P 500 Index Fund has entered into an investment advisory agreement with the Advisor pursuant to which the Advisor will manage the fund's assets directly in the event that the fund were to cease investing substantially all of its assets in the S&P Master Fund. The Advisor does not receive any management fees from the feeder fund under the agreement so long as the feeder fund continues to invest substantially all of its assets in the S&P Master Fund or in another investment company.

----------
(1) The Management Fee represents the total fees paid by the S&P Master Fund including custody, transfer agency and administration services.


(2) The stated fee includes .02% for 12b-1 Distribution and .04% for 12b-1 Shareholder Servicing Fees

(3) The Advisor has contractually agreed to reimburse the S&P 500 Index Fund for all expenses in excess of .18% of average daily net assets on an annual basis until December 31, 2005. The total annual expenses shown above and the Example reflect the expenses of both the S&P 500 Index Fund and the S&P Master Fund.

The S&P Master Fund makes annual payments, calculated daily and paid monthly, to State Street for the Advisor's advisory services and State Street's custody, transfer agency and administration services in the amount of .45% of average daily net assets on an annual basis for the S&P 500 Index Fund. The S&P 500 Index Fund pays no management fee directly to the Advisor for the management of the S&P 500 Index Fund for so long as substantially all of the assets of the fund are invested in the S&P Master Fund. As a shareholder in the S&P Master Fund, the fund bears its ratable share of the S&P Master Fund's expenses, and at the same time continues to pay its own fees and expenses.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                          INVESTMENT POLICIES AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.


MANAGEMENT OF A FEEDER PORTFOLIO. The fund may pursue its objective by investing substantially all of its assets in the S&P Master Fund. The S&P Master Fund is a registered investment company with the same advisor as the SSgA Funds and with substantially the same investment objective, policies and restrictions as the feeder fund. This investment approach is commonly referred to as a master/feeder structure. The S&P Master Fund may accept investments from multiple feeder funds, which bear the S&P Master Fund's expenses in proportion to their assets.

The fund and the S&P Master Fund expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the S&P Master Fund, receiving cash or securities in exchange for its interest in the S&P Master Fund. The fund's trustees would then consider whether the fund should have the Advisor run the same strategy outside of the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action. The fund (either on its own or as part of a master/feeder structure) intends to invest in the stocks comprising the S&P 500 Index Fund in proportion to their weightings in the index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.

In addition, from time to time, stocks are added to or removed from the Index. The fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the fund might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the fund. The fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

It is anticipated that the correlation of the fund's performance to that of the Index will increase as the size of the fund increases. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The portfolio manager will monitor such correlation. Should the fund fail to achieve an appropriate level of correlation, this will be reported to the fund's Board of Trustees, which will consider alternative arrangements.

S&P 500 INDEX. The S&P 500 Index Fund attempts to replicate the return of the S&P 500 Index and invests (either on its own or as part of a master/feeder structure) in all 500 stocks in the Index. Therefore, the construction of the index will impact the fund. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor or in any way affiliated with the fund.


EQUITY SECURITIES. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.


FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the fund's total assets. Further, the fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the funds to equitize cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

DEPOSITARY RECEIPTS. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a fund's investment policies, a fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The Depositary Receipts chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

EQUITY SWAPS. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return. Please see Derivatives Risk in the Principal Risks section.


SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $10,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $10,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $10,000 minimum. Failure to bring the account balance to $10,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirements. Investors purchasing fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

      REGULAR MAIL:                     REGISTERED, EXPRESS OR CERTIFIED MAIL:

      SSgA Funds                        SSgA Funds
      P.O. Box 8317                     66 Brooks Drive
      Boston, MA  02266-8317            Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and
    (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

      State Street Bank and Trust Company

      225 Franklin Street, Boston, MA  02110

      ABA #0110-0002-8

      DDA #9904-631-0

      SSgA (Name of Fund) Fund(s)

      Account Number and Registration

      Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

IN-KIND PURCHASE OF SECURITIES. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.  The shares must have a readily ascertainable market value;

3.  The shares must be liquid;

4.  The shares must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days from the date of purchase. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.  Your address of record has changed within the past 60 days;

2.  You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

       SELLER                           REQUIREMENTS FOR WRITTEN REQUESTS
       Owner of individual, joint,      - Letter of instruction, signed by all
       sole proprietorship, UGMA/UTMA     persons authorized to sign for the
       (custodial accounts for            account stating general
       minors) or general partner         titles/capacity, exactly as the
       accounts                           account is registered; and

                                        - Signature guarantee, if applicable
                                          (see above).

       Owners of corporate or           - Letter of instruction signed by
       association accounts               authorized person(s), stating capacity
                                          as indicated by the corporate
                                          resolution;

                                        - Corporate resolution, certified within
                                          the past 90 days; and

                                        - Signature guarantee, if applicable
                                          (see above).

       Owners or trustees of trust      - Letter of instruction, signed by all
       account                            trustees;

                                        - If the trustees are not named in the
                                          registration, please provide a copy of
                                          the trust document certified within
                                          the past 60 days; and

                                        - Signature guarantee, if applicable
                                          (see above).

       Joint tenancy shareholders       - Letter of instruction signed by
       whose co-tenants are deceased      surviving tenant(s);

                                        - Certified copy of the death
                                          certificate; and

                                        - Signature guarantee, if applicable
                                          (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.


MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy.

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase or sales orders (including purchases or sales effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship support of regional or national events of Intermediaries.]

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the funds' behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES


The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets (less liabilities) by the number of shares of the fund outstanding and rounding to the nearest cent. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

The SSgA Funds value portfolio securities according to board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the board determines that amortized cost does not represent market value of short-term debt obligations.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, fund securities are valued at the close of the market on which they are traded as follows:

     - US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

     - US over-the-counter equities: Official closing price; last bid price if no closing price;

     - Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price;

     -    Listed ADRs/GDRs: Last sale price; last bid price if no sales;

     - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

     -    Futures: Settlement price.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. This policy is intended to assure that the Funds' net asset value fairly reflects security values as of the time of pricing. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund's net asset value.

Because foreign securities can trade on non-business days, the net asset value of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.


DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

     - Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

     - Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

Dividend proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. If you chose cash option and requested a check, the check will be mailed to you. Proceeds from a dividend or capital gain will not be wired in federal funds to a bank.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), your share of qualified dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

FOREIGN INCOME TAXES. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Funds. Such a fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that certain funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

[TO BE UPDATED]

                                                                   FISCAL YEARS ENDED AUGUST 31,
                                                        2004  2003         2002         2001         2000
     NET ASSET VALUE, BEGINNING OF PERIOD                     $     15.16  $     18.77  $     26.41  $     23.74
                                                              -----------  -----------  -----------  -----------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(1)                               .25          .23          .24          .27
        Net realized and unrealized gain (loss)                      1.52        (3.61)       (6.46)        3.40
                                                              -----------  -----------  -----------  -----------
           Total Income From Operations                              1.77        (3.38)       (6.22)        3.67
                                                              -----------  -----------  -----------  -----------
     DISTRIBUTIONS:
        Dividends from net investment income                         (.24)        (.23)        (.25)        (.28)
        Dividends from net realized gain on investment                 --           --        (1.17)        (.72)
                                                              -----------  -----------  -----------  -----------
           Total Distributions                                       (.24)        (.23)       (1.42)       (1.00)
                                                              -----------  -----------  -----------  -----------
     NET ASSET VALUE, END OF PERIOD                           $     16.69  $     15.16  $     18.77  $     26.41
                                                              -----------  -----------  -----------  -----------
     TOTAL RETURN (%)                                               11.89       (18.20)      (24.48)       16.26
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                1,841,173    1,604,069    2,320,240    3,105,167
        Ratios to average net assets (%):
           Operating expenses, net(2)                                 .15          .16          .17          .18
           Operating expenses, gross(2)                               .15          .16          .17          .24
           Net investment income                                     1.65         1.31         1.12         1.08
        Portfolio turnover (%)                                        N/A          N/A          N/A        16.43(3)
        Portfolio turnover of the S&P Master Fund                   12.52        16.02        12.01        14.00

----------
(1) Average month-end shares outstanding were used for this calculation.

(2) Expense ratios for the periods subsequent to June 1, 2000 (commencement of the Master-Feeder structure) include the fund's share of the S&P Master Fund's allocated expenses. Expense ratios include the fund's share of the Master Fund's allocated expenses.

(3) Portfolio turnover represents the rate of portfolio activity for the period through May 31, 2000, while the fund was making investments directly in securities.

               INFORMATION REGARDING STANDARD & POOR'S CORPORATION

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the SSgA S&P 500 Index Fund through the S&P Master Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the fund is the licensing of certain trademarks and trade names of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the fund. Standard & Poor's has no obligation to take the needs of the shareholders of the fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the fund.

Standard & Poor's does not guarantee the accuracy and/or the completeness of the index or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the fund or the shareholders of the fund or any other person or entity from the use of the index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages

                                   SSgA FUNDS


                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                          SSgA Core Opportunities Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                            SSgA Large Cap Value Fund

                    SSgA Large Cap Growth Opportunities Fund


                        SSgA Directional Core Equity Fund


                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS


The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the SSgA Funds' investments is available in annual and semi-annual reports to shareholders. The annual report contains discussions of the market conditions and investment strategies that significantly affected performance during the last fiscal year. To request an SAI, annual or semi-annual report, other information about the SSgA Funds or to make any shareholder inquiry, please contact:


                        State Street Global Markets, LLC

                          State Street Financial Center

                               One Lincoln Street

                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327

The prospectus is available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the SSgA Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                               SSgA SMALL CAP FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Small Cap Fund seeks to maximize total return through investment in equity securities; under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index.


                       PROSPECTUS DATED DECEMBER 13, 2004

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                                  3

  INVESTMENT OBJECTIVE                                                                     3
  PRINCIPAL INVESTMENT STRATEGIES                                                          3
  PRINCIPAL RISKS                                                                          3
  TEMPORARY DEFENSIVE POSITION                                                             5
  RISK AND RETURN                                                                          5

FEES AND EXPENSES OF THE FUND                                                              7

MANAGEMENT OF THE FUND                                                                     8

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS                      8

SHAREHOLDER INFORMATION                                                                   11

  PURCHASE OF FUND SHARES                                                                 11
  REDEMPTION OF FUND SHARES                                                               13
  EXCHANGES                                                                               15
  MARKET TIMING/EXCESSIVE TRADING                                                         15
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                            16
  PRICING OF FUND SHARES                                                                  17
  DIVIDENDS AND DISTRIBUTIONS                                                             17
  TAXES                                                                                   18

FINANCIAL HIGHLIGHTS                                                                      20

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS                                               22

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to maximize total return through investment in equity securities; under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES


The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with a market capitalization generally ranging in value from approximately $68 million to $2.35 billion. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."


Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.


The Small Cap Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, futures contracts and options on futures, equity swaps, initial public offerings (IPO holding and IPO trading), depositary receipts; repurchase agreements, options on securities and securities indices, US government securities, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Small Cap Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, IPO trading, liquidity, market, portfolio turnover, quantitative strategy, real estate securities, sector and small capitalization securities.

PRINCIPAL RISKS


Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

DERIVATIVES RISK. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.

EQUITY SECURITIES RISK. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

IPO HOLDING RISK. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a fund can participate. Even when the fund requests to participate in an IPO, there is no guarantee that a fund will receive an allotment of shares in an IPO sufficient to satisfy a fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO TRADING RISK. IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

PORTFOLIO TURNOVER RISK. The turnover rate of a portfolio cannot be predicted. Funds subject to this risk will have annual portfolio turnover rates that generally will fall within the range of 100-300%. Securities having a maturity of one year or less are not included in the turnover calculation. A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.


QUANTITATIVE STRATEGY RISK. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a fund having a lower return than if the fund was managed using a fundamental or passive investment management strategy.


REAL ESTATE SECURITIES RISK. Just as real estate values go up and down, the value of securities of companies involved in the real estate industry also fluctuate. A fund that invests in REITs and other real estate securities is subject to risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

SMALL CAPITALIZATION SECURITIES RISK. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a fund that maintains significant exposure to small cap stocks.

TEMPORARY DEFENSIVE POSITION

SHORT-TERM INVESTMENTS. For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

RISK AND RETURN

After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund.

Annual Total Returns

[bar chart]

1994         (0.95%)
1995         41.83%
1996         28.79%
1997         23.60%
1998         (7.55%)
1999          3.58%
2000          4.50%
2001          (.92%)
2002        (15.02%)
2003         42.89%

Best Quarter - December 31, 1998:  19.66%

Worst Quarter - September 30, 1998:  (27.21%)


Year-to-Date - September 30, 2004:  _____% [TO BE UPDATED]



A portion of the fund's performance in 2000 can be attributed to investments in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                             Average Annual Total Returns

                       For the Periods Ended December 31, 2003:

SMALL CAP FUND                1 YEAR    5 YEARS   10 YEARS
Return Before Taxes           42.89%     5.42%     10.40%
Return After Taxes on
Distributions                 42.80%     5.38%      9.49%
Return After Taxes on
Distributions and Sale
of Fund Shares                27.87%     4.40%      8.35%

Russell 2000(R) Index         47.25%     7.13%      9.47%

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases                    None
     Maximum Deferred Sales Charge (Load)                                None
     Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends or Other Distributions                                   None
     Redemption Fee                                                      None
     Exchange Fee                                                        None
     Maximum Account Fee                                                 None


ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     Management Fee                                                       .75%
     Distribution and Service (12b-1) Fees(1)                             .19
     Other Expenses                                                       .10
                                                                         ----
     Total Annual Fund Operating Expenses                                1.04%
                                                                         ====


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     1 YEAR     3 YEARS     5 YEARS     10 YEARS
     $  106     $   331     $   574     $  1,271
     ======     =======     =======     ========

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

----------

(1) The stated fee includes .03% for 12b-1 Distribution and .16% for 12b-1 Shareholder Servicing Fees

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2004, the Advisor had over $__ billion in assets under management. [To be updated by amendment.] The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $________ under management as of November 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. [To be updated by amendment.] State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.75% of the average daily net asset value of the fund.

Each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. The fund is managed by the SSgA US Active Equity Quantitative Team. The SSgA US Active Equity Quantitative Team is overseen by the State Street Global Advisors Investment Committee.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                          INVESTMENT POLICIES AND RISKS

The investment objective of the fund is nonfundamental and may be changed by the Board of Trustees without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policies may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.

EQUITY SECURITIES. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.


FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the fund's total assets. Further, the fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the funds to equitize cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.


EQUITY SWAPS. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return. Please see Derivatives Risk in the Principal Risks section.


INITIAL PUBLIC OFFERINGS (IPOs). An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within a fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. There are two primary investment strategies that involve the use of IPOs:

     - IPO TRADING. IPO trading is the practice of participating in an IPO and then immediately selling the security in the after-market. This is not a tax-efficient strategy.

     - IPO HOLDING. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value.


The Advisor's IPO policy is to allocate shares of IPOs in a fair and equitable manner. The portfolio management teams (PMs) may request shares in an IPO equal to a maximum of 5% of an account's assets under management (AUM), assuming that:
(i) the account is eligible to invest in IPOs; and (ii) the specific IPO security is a permitted investment for that account. PMs may request more than

5% of an account's AUM (not to exceed the expected weight of the IPO security in an external (non SSgA/Advisor tailored) index) if the PM reasonably determines that the expected index weight for the IPO security in the benchmark normally used by that account is greater than 5% considering the expected market capitalization of the IPO security as estimated by the Equity Trading Desk
(ETD). Accounts with benchmarks not expected to include the IPO security will remain subject to the 5% limit. The automated IPO system will allocate the IPO security shares in a pro-rata basis to the accounts participating in the transaction. The IPO system requires that, when the PM requests more than 5% of an account's AUM, the PM must affirmatively designate the "expected index weight" percentage, and certain non-routine requests are approved by the Advisor's Compliance and Risk Management Department prior to acceptance of the order by the ETD.


DEPOSITARY RECEIPTS. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a fund's investment policies, a fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

REAL ESTATE INVESTMENT TRUSTS. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.


SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

         REGULAR MAIL:                   REGISTERED, EXPRESS OR CERTIFIED MAIL:

         SSgA Funds                      SSgA Funds
         P.O. Box 8317                   66 Brooks Drive
         Boston, MA 02266-8317           Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:

         State Street Bank and Trust Company

         225 Franklin Street, Boston, MA 02110

         ABA #0110-0002-8

         DDA #9904-631-0

         SSgA (Name of Fund) Fund(s)

         Account Number and Registration

         Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

IN-KIND PURCHASE OF SECURITIES. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.   The shares must have a readily ascertainable market value;

3.   The shares must be liquid;

4.   The shares must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days from the date of purchase. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.   A broker or securities dealer, registered with a domestic stock exchange;

2.   A federal savings, cooperative or other type of bank;

3.   A savings and loan or other thrift institution;

4.   A credit union; or

5.   A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

          SELLER                           REQUIREMENTS FOR WRITTEN REQUESTS
          Owner of individual, joint,      -  Letter of instruction, signed by all persons
          sole proprietorship, UGMA/UTMA      authorized to sign for the account stating general
          (custodial accounts for             titles/capacity, exactly as the account is
          minors) or general partner          registered; and
          accounts
                                           -  Signature guarantee, if applicable (see above).

          Owners of corporate or           -  Letter of instruction signed by authorized
          association accounts                person(s), stating capacity as indicated by the
                                              corporate resolution;

                                           -  Corporate resolution, certified within the past 90
                                              days; and

                                           -  Signature guarantee, if applicable (see above).

          Owners or trustees of trust      -  Letter of instruction, signed by all trustees;
          accounts
                                           -  If the trustees are not named in the registration,
                                              please provide a copy of the trust document
                                              certified within the past 60 days; and

                                           -  Signature guarantee, if applicable (see above).

          Joint tenancy shareholders       -  Letter of instruction signed by surviving
          whose co-tenants are deceased       tenant(s);

                                           -  Certified copy of the death certificate; and

                                           -  Signature guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.


MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy.

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase or sales orders (including purchases or sales effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship support of regional or national events of Intermediaries.]

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the funds' behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets (less liabilities) by the number of shares of the fund outstanding and rounding to the nearest cent. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

The SSgA Funds value portfolio securities according to board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the board determines that amortized cost does not represent market value of short-term debt obligations.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, fund securities are valued at the close of the market on which they are traded as follows:

     - US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

     - US over-the-counter equities: Official closing price; last bid price if no closing price;

     - Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price;

     -    Listed ADRs/GDRs: Last sale price; last bid price if no sales;

     - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

     -    Futures: Settlement price.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. This policy is intended to assure that the Funds' net asset value fairly reflects security values as of the time of pricing. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund's net asset value.

Because foreign securities can trade on non-business days, the net asset value of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.


DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

     - Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

     - Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

Dividend proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. If you chose cash option and requested a check, the check will be mailed to you. Proceeds from a dividend or capital gain will not be wired in federal funds to a bank.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), your share of qualified dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


[TO BE UPDATED]

                                                                            FISCAL YEARS ENDED AUGUST 31,
                                                         2004          2003          2002          2001          2000
     NET ASSET VALUE, BEGINNING OF PERIOD                           $    18.41    $    19.60    $    22.69    $    17.75
                                                                    ----------    ----------    ----------    ----------
     INCOME FROM OPERATIONS:
         Net investment income (loss)(1)                                   .06            --           .02          (.01)
         Net realized and unrealized gain (loss)                          3.80         (1.17)        (3.11)         4.96
                                                                    ----------    ----------    ----------    ----------
             Total Income From Operations                                 3.86         (1.17)        (3.09)         4.95
                                                                    ----------    ----------    ----------    ----------
     DISTRIBUTIONS:
         Dividends from net investment income                             (.02)         (.02)           --          (.01)
         Dividends from net realized gain on
         investments                                                        --            --            --            --
                                                                    ----------    ----------    ----------    ----------
             Total Distributions                                          (.02)         (.02)           --          (.01)
                                                                    ----------    ----------    ----------    ----------
     NET ASSET VALUE, END OF PERIOD                                 $    22.25    $    18.41    $    19.60    $    22.69
                                                                    ----------    ----------    ----------    ----------
     TOTAL RETURN (%)                                                    21.00         (5.95)       (13.61)        27.92
     RATIOS/SUPPLEMENTAL DATA:
         Net assets, end of period ($000 omitted)                      362,945       266,972       254,450       359,779
         Ratios to average net assets (%):
             Operating expenses                                           1.04          1.08          1.07          1.07
             Net investment income                                         .34           .01           .12          (.05)
         Portfolio turnover (%)                                         114.42         80.16        157.27        156.41

----------
(1) Average month-end shares outstanding were used for this calculation.

                                   SSGA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                          SSgA Core Opportunities Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                            SSgA Large Cap Value Fund

                    SSgA Large Cap Growth Opportunities Fund


                        SSgA Directional Core Equity Fund


                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                   ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS


The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the SSgA Funds' investments is available in annual and semi-annual reports to shareholders. The annual report contains discussions of the market conditions and investment strategies that significantly affected performance during the last fiscal year. To request an SAI, annual or semi-annual report, other information about the SSgA Funds or to make any shareholder inquiry, please contact:


                        State Street Global Markets, LLC

                          State Street Financial Center

                               One Lincoln Street

                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327

The prospectus is available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the SSgA Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                         SSgA TAX FREE MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.



                       PROSPECTUS DATED DECEMBER 13, 2004

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                      3

   INVESTMENT OBJECTIVE                                                        3
   PRINCIPAL INVESTMENT STRATEGIES                                             3
   PRINCIPAL RISKS                                                             3
   TEMPORARY DEFENSIVE POSITION                                                4
   RISK AND RETURN                                                             4

FEES AND EXPENSES OF THE FUND                                                  6

MANAGEMENT OF THE FUND                                                         7

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS          7

SHAREHOLDER INFORMATION                                                        9

   PURCHASE OF FUND SHARES                                                     9
   REDEMPTION OF FUND SHARES                                                  10
   EXCHANGES                                                                  13
   MARKET TIMING/EXCESSIVE TRADING                                            13
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS               13
   PRICING OF FUND SHARES                                                     14
   DIVIDENDS AND DISTRIBUTIONS                                                14
   TAXES                                                                      15

FINANCIAL HIGHLIGHTS                                                          17

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS                                   19

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund has a fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality and short-term municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund may buy or sell securities on a when-issued or forward commitment basis.

The fund may not invest more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.


The Tax Free MM Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities, eligible securities, portfolio maturity, municipal securities, tax exempt commercial paper, US government securities, variable and floating rate securities, and repurchase agreements.

The Tax Free MM Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, government securities, income, interest rate, liquidity, market, money market, municipal obligations, and prepayment.

PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."


CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MUNICIPAL OBLIGATIONS RISK. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

PREPAYMENT RISK. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. Prepayment of loans underlying asset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.

TEMPORARY DEFENSIVE POSITION

TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a rating agency; obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. Under normal market conditions, a fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. This temporary defensive strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. When investing for defensive purposes, a fund may not achieve its investment objective.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns

[bar chart]

1995               3.41%
1996               2.93%
1997               3.07%

1998               2.97%
1999               2.77%
2000               3.62%
2001               2.34%
2002               1.04%
2003               0.49%

Best Quarter - June 30, 2000: 0.95%

Worst Quarter - September 30, 2003: 0.07%


Year-to-Date - September 30, 2004: _____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

                                       1 YEAR             5 YEAR           INCEPTION*
Tax Free Money Market Fund              0.49%              2.04%              2.51%
-----------------------------------------------------------------------------------------
iMoney Net Tax Free Average             0.53%              2.01%              2.52%

* The fund began operating on December 1, 1994.

                                  7-Day Yields

                     For the Period Ended December 31, 2003:

                                    CURRENT            EFFECTIVE
Tax Free Money Market Fund             0.57%                0.66%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases                    None
     Maximum Deferred Sales Charge (Load)                                None
     Maximum Sales Charge (Load) Imposed on Reinvested
        Dividends or Other Distributions                                 None
     Redemption Fee                                                      None
     Exchange Fee                                                        None
     Maximum Account Fee                                                 None

ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


     Management Fee                                                       .25%
     Distribution and Service (12b-1) Fees(1)                             .21
     Other Expenses                                                       .11
                                                                          ---
     Total Annual Fund Operating Expenses                                 .57%
                                                                          ====


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


     1 YEAR            3 YEARS          5 YEARS         10 YEARS
     $   58            $   183          $   318         $    714
     ======            =======          =======         ========


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

----------
(1) The stated fee includes .11% for 12b-1 Distribution and .10% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2004, the Advisor had over $__ billion in assets under management. [To be updated by amendment.] The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $________ under management as of November 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. [To be updated by amendment.] State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                          INVESTMENT POLICIES AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.


MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

ELIGIBLE SECURITIES. Money market funds invest in securities which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

MUNICIPAL SECURITIES. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

     TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable or floating rate securities which are instruments issued or guaranteed by entities such as municipalities and other issuers of municipal securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. The fund may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations. Variable and floating rate securities are subject to interest rate and credit/default risks.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Purchase orders in good form (described below) and payment received by the Transfer Agent by 12 noon Eastern time will receive that day's net asset value and earn the dividend on the date of purchase; and (2) at or after 12 noon but before 4 p.m. Eastern time will receive that day's net asset value but will not earn the dividend declared on the date of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

LARGE TRANSACTION NOTIFICATION. To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $5 million.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

       REGULAR MAIL:                    REGISTERED, EXPRESS OR CERTIFIED MAIL:

       SSgA Funds                       SSgA Funds
       P.O. Box 8317                    66 Brooks Drive
       Boston, MA  02266-8317           Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

      State Street Bank and Trust Company

      225 Franklin Street, Boston, MA  02110

      ABA #0110-0002-8

      DDA #9904-631-0

      SSgA (Name of Fund) Fund(s)

      Account Number and Registration

      Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Redemption requests must be received by the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time. Proceeds of redemption requests received before the close of the New York Stock Exchange ordinarily will be sent on the same business day, except as otherwise noted below.

A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent after 12 noon Eastern time but before the close of the New York Stock Exchange. Telephone redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

On Federal Reserve holidays, redemption proceeds ordinarily will be wired the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise specified, payments of redemption proceeds will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

CHECKWRITING SERVICE. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

Requests received via telephone prior to 12 noon Eastern time will be sent after the close of the fund on the same day according to pre-designated instructions. Requests received after 12 noon Eastern time will be sent the following business day and will receive that day's dividend.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

      SELLER                            REQUIREMENTS FOR WRITTEN REQUESTS
      Owner of individual, joint,       - Letter of instruction, signed by all
      sole proprietorship, UGMA/UTMA      persons authorized to sign for the
      (custodial accounts for minors)     account stating general titles/
      or general partner accounts         capacity, exactly as the account is
                                          registered; and

                                        - Signature guarantee, if applicable
                                          (see above).

      Owners of corporate or            - Letter of instruction signed by
      association accounts                authorized person(s), stating
                                          capacity as indicated by the
                                          corporate resolution;

                                        - Corporate resolution, certified within
                                          the past 90 days; and

                                        - Signature guarantee, if applicable
                                          (see above).

      Owners or trustees of trust       - Letter of instruction, signed by all
      accounts                            trustees;

                                        - If the trustees are not named in the
                                          registration, please provide a copy of
                                          the trust document certified within
                                          the past 60 days; and

                                        - Signature guarantee, if applicable
                                          (see above).

      Joint tenancy shareholders        - Letter of instruction signed by
      whose co-tenants are deceased       surviving tenant(s);

                                        - Certified copy of the death
                                          certificate and

                                        - Signature guarantee, if applicable
                                          (see above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.


MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy.

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase or sales orders (including purchases or sales effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship support of regional or national events of Intermediaries.]

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the funds' behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The fund determines the price per share twice each business day as of 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

     - Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

     - Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), your share of qualified dividends received by the funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

No capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value. With that exception, if you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the per share net asset value of the fund.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

ADDITIONAL INFORMATION ON THE TAX FREE MM FUND. Because the yields on municipal bond funds and other tax-exempt funds are usually lower than those on taxable bond funds, you may not always benefit from a tax-exempt investment. Some taxable investments may serve you better. To determine which is more suitable, determine the tax-exempt fund's taxable equivalent yield. You do this by dividing the fund's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 25% federal tax bracket, and you can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.67% (5.0% divided by 75% [100% minus 25%]). In this example, you would choose the tax-exempt fund if its taxable equivalent yield of 6.67% were greater than the yield of a similar, though taxable investment.

Distributions by the fund that are designated as "exempt-interest dividends" generally may be excluded from the shareholder's gross income for federal income tax purposes. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares. The fund intends to distribute tax-exempt income. Income exempt from federal taxation may still be subject to state or local taxation, however.

The fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the fund's dividends as a tax preference item in determining their federal tax.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

[TO BE UPDATED]

                                                                     FISCAL YEARS ENDED AUGUST 31,

                                                  2004  2003          2002         2001         2000

  NET ASSET VALUE, BEGINNING OF PERIOD                  $     1.0000  $    1.0000  $    1.0000  $    1.0000
                                                        ------------  -----------  -----------  -----------
  INCOME FROM OPERATIONS:
      Net investment income                                    .0069        .0119        .0305        .0331
  DISTRIBUTIONS:
      Dividends from net investment income                    (.0069)      (.0119)      (.0305)      (.0331)
                                                        ------------  -----------  -----------  -----------
  NET ASSET VALUE, END OF PERIOD                        $     1.0000  $    1.0000  $    1.0000  $    1.0000
                                                        ============  ===========  ===========  ===========
  TOTAL RETURN(%)                                                .69         1.20         3.10         3.37
  RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)               445,166      572,360      461,123      272,205
      Ratios to average net assets (%)
         Operating expenses                                      .53          .48          .52          .57
         Net investment income                                   .69         1.17         2.97         3.31

                                   SSGA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                          SSgA Core Opportunities Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                            SSgA Large Cap Value Fund

                    SSgA Large Cap Growth Opportunities Fund


                        SSgA Directional Core Equity Fund


                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                   ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS


The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                        State Street Global Markets, LLC

                          State Street Financial Center

                               One Lincoln Street

                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327

The prospectus is available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       SSgA US TREASURY MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.


                       PROSPECTUS DATED DECEMBER 13, 2004

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                               3

   INVESTMENT OBJECTIVE                                                                 3
   PRINCIPAL INVESTMENT STRATEGIES                                                      3
   PRINCIPAL RISKS                                                                      3
   RISK AND RETURN                                                                      4

FEES AND EXPENSES OF THE FUND                                                           5

MANAGEMENT OF THE FUND                                                                  6

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS                   6

SHAREHOLDER INFORMATION                                                                 7

   PURCHASE OF FUND SHARES                                                              7
   REDEMPTION OF FUND SHARES                                                            8
   EXCHANGES                                                                            9
   MARKET TIMING/EXCESSIVE TRADING                                                     10
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                        10
   PRICING OF FUND SHARES                                                              11
   DIVIDENDS AND DISTRIBUTIONS                                                         11
   TAXES                                                                               12

FINANCIAL HIGHLIGHTS                                                                   13

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS                                            14

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund's investment policy is to invest its assets primarily in US Treasury bills, notes and bonds (which are direct obligations of the US Government) and repurchase agreements backed by such securities. The fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. Under normal market conditions, the US Treasury Money Market Fund will be 100% invested in such securities, but in no event less than 80%. Shareholders will be notified 60 days prior to changing the 80% investment policy.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market. Because the fund intends to meet its investment objective by investing only in US Treasury bills, notes and bonds, its return may be less than a fund which can invest without limitation in all types of securities.


The US Treasury Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Fund's Investment Policies and Risks" in this prospectus: Money market securities; US government securities, portfolio maturity, and repurchase agreements.

The US Treasury Money Market Fund is subject to the following risks, as described under "Principal Risks:" Government securities, interest rate, market, and money market.

PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

GOVERNMENT SECURITIES RISK. Investments in US government securities may return less than investments in non-government fixed income securities.


INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

Average Annual Returns

[bar chart]

1995               6.04%
1996               5.44%
1997               5.60%
1998               5.52%
1999               5.13%
2000               6.40%
2001               4.14%
2002               1.55%
2003               0.94%

Best Quarter - June 30, 1995: 1.51%

Worst Quarter - December 31, 2003: 0.21%


Year-to-Date - September 30, 2004: ____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

                                          1 YEAR           5 YEARS*           INCEPTION*
US Treasury Money Market Fund               0.94%              3.43%                4.28%

Citigroup 3-Month Treasury Bill             1.07%              3.50%                4.29%

* The fund began operating on December 1, 1993. The returns would have been lower without the contractual expense reimbursement.

                                  7-Day Yields

                     For the Period Ended December 31, 2003:

                                     CURRENT          EFFECTIVE
US Treasury Money Market Fund           0.79%              0.91%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases             None
     Maximum Deferred Sales Charge (Load)                         None
     Maximum Sales Charge (Load) Imposed on Reinvested
       Dividends or Other Distributions                           None
     Redemption Fee                                               None
     Exchange Fee                                                 None
     Maximum Account Fee                                          None

ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


     Management Fee(1)                                                .25%
     Distribution and Service (12b-1) Fees(2)                         .04
     Other Expenses                                                   .07
                                                                     ----
     Gross Expenses                                                   .36
                                                                     ----
     Less Contractual Management Fee Waiver and Reimbursement        (.16)
                                                                     ----
     Total Annual Fund Operating Expenses After Fee                   .20%
     Waivers and Reimbursements                                      ====


----------

(1) The Advisor has contractually agreed to waive .15% of its .25% management fee until December 31, 2010. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed ..20% of average daily net assets on an annual basis until December 31, 2005. The annual management fee after waiver and reimbursement is .09%.

(2) The stated fee includes .02% for 12b-1 Distribution and .02% for 12b-1 Shareholder Servicing Fees.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


     1 YEAR         3 YEARS         5 YEARS          10 YEARS
     $ 20           $  97           $ 181            $  434
     ====           =====           =====            ======


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2004, the Advisor had over $__ billion in assets under management. [To be updated by amendment.] The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $________ under management as of November 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. [To be updated by amendment.] State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.09%, after fee waiver and reimbursement, of the average daily net asset value of the fund.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                          INVESTMENT POLICIES AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.

MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.




                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The US Treasury Money Market Fund requires a minimum initial investment of $10 million and a minimum account balance of $7.5 million. The minimum investment for additional purchases is $1,000; however, if the account balance has fallen below $10 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may be rejected unless, after such purchase, the accrued balance will be at least $7.5 million.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Payments for fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds (or converted to federal funds by the Transfer Agent) by 3 p.m. Eastern time (the Pricing Time) before the purchase order can be accepted. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day.

Purchase orders in good form (described below) and payments which are accepted prior to the Pricing Time will receive that day's net asset value and will earn the dividend declared on the date of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the fund. The SSgA Funds requires a purchase order in good form, which consists of a completed and signed SSgA Funds' Institutional Account Application for each new account, regardless of the investment method. For additional information, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

LARGE TRANSACTION NOTIFICATION. To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

FEDERAL FUNDS WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that you make initial or subsequent investments by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

     1. Completing the SSgA Funds' Institutional Account Application and fax it to (617) 664-6011. Please confirm that the fax was received by calling 1-800-997-7327.

     2. Telephoning State Street Bank and Trust Company at 1-800-647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the fund; (3) the amount being wired; (4) the name of the wiring bank; and
          (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

     3.   Instructing the wiring bank to wire federal funds to:

                State Street Bank and Trust Company

                225 Franklin Street

                Boston, MA 02110

                ABA #0110-0002-8

                DDA# 9904-631-0

                SSgA US Treasury Money Market Fund

                Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.

MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. Third party checks and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Proceeds of redemption requests received before 3 p.m. Eastern time ordinarily will be sent on the same business day, except as otherwise noted below.

Redemption requests must be received prior to 3 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise directed, payments will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION REQUESTS IN WRITING. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:

     1. A clear letter of instruction or a stock assignment stating the fund and account number that the redemption is to be processed from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

     2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The US Treasury Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $7.5 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

EXCHANGE PRIVILEGE. Subject to the fund's minimum investment requirement, investors may exchange their fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. If shares of the fund were purchased by check, the shares must have been present in an account for 15 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Investment Company upon 60 days' notice to shareholders.

MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy.

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase or sales orders (including purchases or sales effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship support of regional or national events of Intermediaries.]

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the funds' behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The fund determines the price per share once each business day at 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

     - Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

     - Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you. If cash option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), your share of qualified dividends received by the funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

No capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value. With that exception, if you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the per share net asset value of the fund.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

[TO BE UPDATED]

                                                                         FISCAL YEARS ENDED AUGUST 31,
                                                       2004          2003            2002            2001            2000
     NET ASSET VALUE, BEGINNING OF PERIOD                        $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                                                 ------------    ------------    ------------    ------------
     INCOME FROM OPERATIONS:
        Net investment income                                           .0113           .0181           .0508           .0551
     DISTRIBUTIONS:
        Dividends from net investment income                           (.0113)         (.0181)         (.0508)         (.0551)
                                                                 ------------    ------------    ------------    ------------
     NET ASSET VALUE, END OF PERIOD                              $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                                                 ============    ============    ============    ============
     TOTAL RETURN (%)                                                    1.13            1.83            5.20            5.65
     RATIOS/SUPPLEMENTAL DATA
        Net assets, end of period ($000 omitted)                      874,212       1,265,470       1,845,064       1,093,913
        Ratios to average net assets (%):
           Operating expenses, net                                        .20             .20             .20             .20
           Operating expenses, gross                                      .36             .36             .37             .38
           Net investment income                                         1.16            1.85            5.09            5.51

                   ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS


The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                        State Street Global Markets, LLC

                          State Street Financial Center

                               One Lincoln Street

                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327

The prospectus is available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       SSgA US TREASURY MONEY MARKET FUND

                                 CLASS T SHARES

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.

Class T Shares of the US Treasury Money Market Fund may not be purchased by individuals directly, but must be purchased through a financial institution which is permitted by contract with the fund to offer shares (the Financial Intermediary). This prospectus should be read together with any materials provided by the Financial Intermediary.


                       PROSPECTUS DATED DECEMBER 13, 2004

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                             3

  INVESTMENT OBJECTIVE                                                                3
  PRINCIPAL INVESTMENT STRATEGIES                                                     3
  PRINCIPAL RISKS                                                                     3
  RISK AND RETURN                                                                     4

FEES AND EXPENSES OF THE FUND                                                         6

MANAGEMENT OF THE FUND                                                                8

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS                 8

SHAREHOLDER INFORMATION                                                               9

  PURCHASE AND REDEMPTION OF SHARES                                                   9
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                       10
  PRICING OF FUND SHARES                                                             11
  DIVIDENDS AND DISTRIBUTIONS                                                        11
  TAXES                                                                              12

FINANCIAL HIGHLIGHTS                                                                 13

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS                                          14

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund's investment policy is to invest its assets primarily in US Treasury bills, notes and bonds (which are direct obligations of the US Government) and repurchase agreements backed by such securities. The fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. Under normal market conditions, the US Treasury Money Market Fund will be 100% invested in such securities, but in no event less than 80%. Shareholders will be notified 60 days prior to changing the 80% investment policy.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market. Because the fund intends to meet its investment objective by investing only in US Treasury bills, notes and bonds, its return may be less than a fund which can invest without limitation in all types of securities.


The US Treasury Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Fund's Investment Policies and Risks" in this prospectus: Money market securities; US government securities, portfolio maturity, and repurchase agreements.

The US Treasury Money Market Fund is subject to the following risks, as described under "Principal Risks:" Government securities, interest rate, market, and money market.

PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

GOVERNMENT SECURITIES RISK. Investments in US government securities may return less than investments in non-government fixed income securities.


INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

The returns and all other information shown below are for the original SSgA Fund class (referred to in this prospectus as the "Institutional Class") that is not offered in this prospectus. The annual returns for the Class T Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class T Shares. The average annual total returns for the Class T Shares offered in this prospectus would differ only to the extent that the Institutional Class and Class T Shares of the SSgA Funds do not have the same expenses.

Average Annual Returns

[bar chart]

1995           6.04%
1996           5.44%
1997           5.60%
1998           5.52%
1999           5.13%
2000           6.40%
2001           4.14%
2002           1.55%
2003           0.94%

Best Quarter - June 30, 1995: 1.51%

Worst Quarter - December 31, 2003: 0.21%


Year-to-Date - September 30, 2004: ____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

                                           1 YEAR           5 YEARS*       INCEPTION*
US Treasury Money Market Fund               0.94%              3.43%            4.28%

Citigroup 3-Month Treasury Bill             1.07%              3.50%            4.29%

* The fund began operating on December 1, 1993. The returns would have been lower without the contractual expense reimbursement.

                                  7-Day Yields

                     For the Period Ended December 31, 2003:

                                       CURRENT     EFFECTIVE
US Treasury Money Market Fund             0.79%         0.91%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) Imposed on Purchases         None
   Maximum Deferred Sales Charge (Load)                     None
   Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends or Other Distributions                       None
   Redemption Fee                                           None
   Exchange Fee                                             None
   Maximum Account Fee                                      None




ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


   Management Fee(1)                                         .25%
   Distribution and Service (12b-1) Fees                     .55
   Other Expenses                                            .07
                                                            ----
   Gross Expenses                                            .87
                                                            ----
   Less Contractual Management Fee Waiver                   (.16%)
                                                            ----
   Total Annual Fund Operating Expenses After Fee            .71%
   Waivers and Reimbursements                               ====


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


   1 YEAR     3 YEARS     5 YEARS     10 YEARS
   $   73     $   229     $   400      $   976
   ======     =======     =======      =======


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

----------

(1) The Advisor has contractually agreed to waive .15% of its .25% management fee until December 31, 2010. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed ..80% of average daily net assets on an annual basis until December 31, 2005. The annual management fee after waiver and reimbursement is .09%.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2004, the Advisor had over $___ billion in assets under management. [To be updated by amendment.] The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $________ under management as of November 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. [To be updated by amendment.] State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.09%, after fee waiver and reimbursement, of the average daily net asset value of the fund.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                          INVESTMENT POLICIES AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.


MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.




                             SHAREHOLDER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor). Class T Shares may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a bank, broker, recordkeeper or advisor, and will be referred to in this prospectus as a "Financial Intermediary." Only certain Financial Intermediaries are authorized to receive purchase orders on the fund's behalf. The fund reserves the right to reject any purchase order.

     - If you have questions about SSgA Funds or the Class T Shares, including questions about the investment objectives, strategies or risks, please call the SSgA Funds toll-free at 1-800-647-7327. You may also access information about the SSgA Funds online at www.ssgafunds.com.

     - If you have questions about your account or plan options, please contact your Financial Intermediary.

TRANSACTIONS. Purchases, exchanges or redemptions of the fund's shares are processed on any business day at the net asset value next determined after they have been received by State Street Bank and Trust Company, the fund's Transfer Agent, in good order (described below). A business day is one on which the New York Stock Exchange is open for regular trading. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Good order means that your request includes complete information on your contribution, exchange or redemption and that the Transfer Agent has received the appropriate assets. In all cases, your transaction will be based on the fund's next determined net asset value (NAV) after the Transfer Agent has received the order from the Financial Intermediary. As long as this request is received prior to the close of the regular trading session of the New York Stock Exchange, ordinarily 4 p.m. Eastern time, you will receive that day's NAV. If a request is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Financial Intermediaries may charge investors fees for certain services. Investors should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.

The Financial Intermediary is required by law to obtain certain personal information from you that it will use to verify your identity. If you do not provide the information, the Financial Intermediary may not be able to open your account. If the Financial Intermediary is unable to verify your identity, it may reserve the right to close your account or take such other reasonable steps. The SSgA Funds and the Financial Intermediaries reserve the right to reject any purchase order.

INVESTMENT OPTIONS AND ALLOCATIONS. Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your Financial Intermediary for more details.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS; BENEFICIAL OWNERSHIP. Each Financial Intermediary may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of the account falls below a predetermined amount. Please refer to materials provided by your Financial Intermediary for more information. Beneficial ownership of shares will be recorded by the Financial Intermediary and reflected in account statements provided to their customers.

AUTOMATIC SWEEP. Your Financial Intermediary may offer an automatic sweep for the fund shares in the operation of brokerage cash accounts for its customers. Contact your Financial Intermediary to determine the availability and the parameters of an automatic cash sweep.

EXCHANGES. The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your Financial Intermediary. The fund is not intended for excessive trading or market timing. Excessive trading disrupts portfolio management and drives fund expenses higher. Although the SSgA Funds make every effort to maintain the exchange privilege, the fund reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Of course, your right to redeem shares would be unaffected by these restrictions. An exchange is a taxable transaction (except for qualified plan accounts).

Before making an exchange to or from another fund available in your plan or through your Financial Intermediary, consider the following:

     - Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

     -    Be sure to read that fund's prospectus.

     -    You must meet the minimum investment amount, if any, of each fund.

     - The SSgA Funds can accept exchanges only as permitted by your plan. Contact your Financial Intermediary for details on the exchange policies that apply to your plan.

REDEMPTIONS. Redemptions, like purchases, may be effected only through Financial Intermediaries. Please contact your Financial Intermediary or refer to the appropriate plan documents for details.

Shares of the funds may be redeemed on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, redemption proceeds ordinarily will be sent the next business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the fund or its agent. Redemptions proceeds, less any applicable redemption fees, will normally be wired to the Financial Intermediary following receipt of the redemption order, but in no event later than seven days after receipt of such order. Contact your Financial Intermediary regarding receipt of redemption proceeds with respect to your account.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

MARKET TIMING/EXCESSIVE TRADING. The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy.

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase or sales orders (including purchases or sales effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan with respect to the Class T Shares pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows a fund to pay fees for the sale and distribution of fund shares and for services provided to shareholders by the Distributor or other Financial Intermediaries. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor for distribution, marketing, shareholder and administrative services provided to a fund by the Distributor or a Financial Intermediary are not permitted by the Plan to exceed 0.55% of a fund's average net asset value per year. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to Financial Intermediaries providing shareholder services to the fund are not permitted by the Plan to exceed .50% of the fund's average net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund also offers the Institutional Class of shares through the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Institutional Class has a separate Rule 12b-1 Plan and is not subject to the fees and expenses of the Plan described above.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Class T Shares are offered without imposition of a front end sales load or contingent deferred sales load. Class T Shares are subject to distribution and/or shareholder servicing fees and expenses payable under the Plan. Class T Shares are offered for sale only to investors meeting the eligibility requirements disclosed in this prospectus and are offered only through Financial Intermediaries.

PRICING OF FUND SHARES

The fund determines the price per share once each business day at 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from three different distribution options as indicated on the Application:

     - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     - Cash Option--A wire will be sent for each dividend and capital gain distribution. Distributions will be sent to a pre-designated bank by the payable date.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

If Cash Option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

TAXES

As with any investment, you should consider the tax consequences of investing in the funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the funds. You should consult your own tax advisor if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS. Dividends and distributions of the fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a fund. Distributions may be taxable at different rates depending on the length of time a fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31 of each year. Your Financial Intermediary will provide this information to you. Account tax information will also be sent to the IRS.

Income dividends or capital gains distributions made by a fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59-1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your Financial Intermediary.

TAXATION OF THE FUND. The fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, the fund will not be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gins in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the fund's net investment income and net capital gain. It is important that the fund meets these requirements so that any earnings on your investment will not be taxed twice.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

The returns and all other information shown below are for the Institutional Class of the fund that is not offered in this prospectus. The annual returns for the Class T Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class T Shares.




[TO BE UPDATED]

                                                                          FISCAL YEARS ENDED AUGUST 31,
                                                        2004          2003            2002             2001              2000
     NET ASSET VALUE, BEGINNING OF PERIOD                        $      1.0000    $      1.0000    $      1.0000    $      1.0000
                                                                 -------------    -------------    -------------    -------------
     INCOME FROM OPERATIONS:
          Net investment income                                          .0113            .0181            .0508            .0551
     DISTRIBUTIONS:
          Dividends from net investment income                          (.0113)          (.0181)          (.0508)          (.0551)
                                                                 -------------    -------------    -------------    -------------
     NET ASSET VALUE, END OF PERIOD                              $      1.0000    $      1.0000    $      1.0000    $      1.0000
                                                                 =============    =============    =============    =============
     TOTAL RETURN (%)                                                     1.13             1.83             5.20             5.65
     RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period ($000 omitted)                     874,212        1,265,470        1,845,064        1,093,913
          Ratios to average net assets (%):
            Operating expenses, net                                        .20              .20              .20              .20
            Operating expenses, gross                                      .36              .36              .37              .38
            Net investment income                                         1.16             1.85             5.09             5.51

                   ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS

CLASS T SHAREHOLDERS: For shareholder inquiries regarding your Class T Shares or to request additional information on the Class T Shares offered in this prospectus, including the fund's Statement of Additional Information, annual or semi-annual report, please contact your Financial Intermediary.


Statements of Additional Information (SAI) include additional information about the fund. The fund's SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, selective information about a fund's portfolio holdings. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, or other information about a fund, please contact:


                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327

The prospectus is available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                              SSgA YIELD PLUS FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Yield Plus Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.


                       PROSPECTUS DATED DECEMBER 13, 2004

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                    3

   INVESTMENT OBJECTIVE                                                      3
   PRINCIPAL INVESTMENT STRATEGIES                                           3
   PRINCIPAL RISKS                                                           3
   TEMPORARY DEFENSIVE POSITION                                              4
   RISK AND RETURN                                                           5

FEES AND EXPENSES OF THE FUND                                                7

MANAGEMENT OF THE FUND                                                       8

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS        8

SHAREHOLDER INFORMATION                                                     12

   PURCHASE OF FUND SHARES                                                  12
   REDEMPTION OF FUND SHARES                                                14
   EXCHANGES                                                                17
   MARKET TIMING/EXCESSIVE TRADING                                          17
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS             17
   PRICING OF FUND SHARES                                                   18
   DIVIDENDS AND DISTRIBUTIONS                                              18
   TAXES                                                                    19

FINANCIAL HIGHLIGHTS                                                        21

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS                                 23

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to meet its objective by investing primarily in high-quality, dollar-denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including futures, options, and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.


The Yield Plus Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Variable and floating rate securities; asset-backed securities; cash sweep; investment grade securities; securities lending; mortgage-backed securities; US government securities; futures contracts and options on futures; interest rate caps, floors and collars; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; Section 4(2) commercial paper, repurchase agreements; portfolio duration; and options on securities and securities indices.

The Yield Plus Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, market, mortgage-backed securities, prepayment and sector.

PRINCIPAL RISKS

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."


ASSET-BACKED SECURITIES RISK. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

CALL RISK. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and the potential for taxable capital gains.

CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.

Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.


DERIVATIVES RISK. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.


DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations.

EXTENSION RISK. Extension risk is the risk than an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yield securities.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities represent either direct or indirect participation in, or obligations collateralized by and payable from, mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Furthermore, mortgage-backed securities are subject to prepayment risk as described elsewhere in this section. Mortgage-backed securities may also be subject to call risk and extension risk, as described elsewhere in this section.

PREPAYMENT RISK. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. Prepayment of loans underlying asset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

TEMPORARY DEFENSIVE POSITION

SHORT-TERM INVESTMENTS. For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

RISK AND RETURN

After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund.

Annual Total Returns

[bar chart]

1994          4.10%
1995          6.56%
1996          5.48%
1997          5.54%
1998          4.83%
1999          5.52%
2000          6.68%
2001          4.47%
2002          1.40%
2003          1.15%

Best Quarter - December 31, 2000:  1.82%

Worst Quarter - December 31, 2003:  0.17%


Year-to-Date - September 30, 2004:  ____% [TO BE UPDATED]


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2003:

YIELD PLUS FUND                1 YEAR         5 YEARS          10 YEARS
Return Before Taxes            1.15%          3.82%            4.55%

Return After Taxes on
Distributions                  0.77%          2.34%            2.71%

Return After Taxes on
Distributions and Sale
of Fund Shares                 0.73%          2.32%            2.72%

J.P. Morgan 3-Month
LIBOR                          1.23%          3.77%            4.63%

                                  30-Day Yields

                     For the Period Ended December 31, 2003:

                             CURRENT
Yield Plus Fund                 1.08%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases                    None
     Maximum Deferred Sales Charge (Load)                                None
     Maximum Sales Charge (Load) Imposed on Reinvested
       Dividends or Other Distributions                                  None
     Redemption Fee                                                      None
     Exchange Fee                                                        None
     Maximum Account Fee                                                 None

ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


     Management Fee                                                     .25%
     Distribution and Service (12b-1) Fees(1)                           .20
     Other Expenses                                                     .12
                                                                        ---
     Total Annual Fund Operating Expenses                               .57%
                                                                        ===


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


       1 YEAR                 3 YEARS                5 YEARS                 10 YEARS
       $ 58                   $ 183                  $ 318                   $ 714
       ====                   =====                  =====                   =====


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

----------

(1) The stated fee includes .12% for 12b-1 Distribution and .08% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2004, the Advisor had over $___ billion in assets under management. [To be updated by amendment.] The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $________ under management as of November 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. [To be updated by amendment.] State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.

The SSgA Yield Plus Fund is managed by the SSgA Global Fixed Income Team. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. The SSgA Global Fixed Income Team is overseen by the State Street Global Advisors Investment Committee.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                          INVESTMENT POLICIES AND RISKS

The investment objective of the fund is nonfundamental and may be changed by the Board of Trustees without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policies may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.

DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Corporate bonds, government securities, repurchase agreements, and mortgage and other-asset-backed securities are considered debt securities. Debt securities may be issued by entities in either developed or emerging markets.


VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes.

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Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk and credit/default risk.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

   - Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

   - Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

MORTGAGE-BACKED SECURITIES. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the Mortgaged Properties). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

Types of mortgage-related securities in which a fund may invest include:
Government National Mortgage Association (GNMA)

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Certificates (Ginnie Maes), Federal Home Loan Mortgage Corporation (FHLMC)
Mortgage Participation Certificates (Freddie Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To invest cash for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the

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potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

INTEREST RATE CAPS, FLOORS AND COLLARS. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The use of interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the fund would be less favorable than it would have been if these investment techniques were not used. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

SECTION 4(2) COMMERCIAL PAPER. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the SSgA Funds' percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

PORTFOLIO DURATION. The fund will maintain a portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of

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these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.


SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. Investors purchasing fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Purchase orders in good form (described below) and payment received by the Transfer Agent: (1) prior to 12 noon Eastern time will

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receive the dividend declared on the date of the purchase; and (2) at or after
12 noon Eastern time and before the close of the New York Stock Exchange will not receive the dividend determined on the day of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

LARGE TRANSACTION NOTIFICATION. To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

         REGULAR MAIL:                REGISTERED, EXPRESS OR CERTIFIED MAIL:

         SSgA Funds                   SSgA Funds
         P.O. Box 8317                66 Brooks Drive
         Boston, MA  02266-8317       Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:

         State Street Bank and Trust Company

         225 Franklin Street, Boston, MA 02110

         ABA #0110-0002-8

         DDA #9904-631-0

         SSgA (Name of Fund) Fund(s)

         Account Number and Registration

         Dollar Amount Per Account (if one wire is to cover more than one purchase)

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If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

IN-KIND PURCHASE OF SECURITIES. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.   The shares must have a readily ascertainable market value;

3.   The shares must be liquid;

4.   The shares must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received.

A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent at or after 12 noon Eastern time but before the close of the New York Stock Exchange. Redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise specified, payments of redemption proceeds will be sent to your address of record.

Requests received prior to 12 noon Eastern time will receive the net asset value next determined after the receipt of the redemption order, and the proceeds ordinarily will be wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received at or after 12 noon Eastern time but before the close of the New York Stock Exchange will receive the net asset value next determined after receipt of the redemption order, and the proceeds ordinarily will be wired the following business day.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.   A broker or securities dealer, registered with a domestic stock exchange;

2.   A federal savings, cooperative or other type of bank;

3.   A savings and loan or other thrift institution;

4.   A credit union; or

5.   A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

          SELLER                                       REQUIREMENTS FOR WRITTEN REQUESTS
          Owner of individual, joint, sole             -  Letter of instruction, signed by all
          proprietorship, UGMA/UTMA (custodial            persons authorized to sign for the account
          accounts for minors) or general partner         stating general titles/capacity, exactly
          accounts                                        as the account is registered; and

                                                       -  Signature guarantee, if applicable (see
                                                          above).

          Owners of corporate or association           -  Letter of instruction signed by authorized
          accounts                                        person(s), stating capacity as indicated
                                                          by the corporate resolution;

                                                       -  Corporate resolution, certified within the
                                                          past 90 days; and

                                                       -  Signature guarantee, if applicable (see
                                                          above).

          Owners or trustees of trust accounts         -  Letter of instruction, signed by all
                                                          trustees;

                                                       -  If the trustees are not named in the
                                                          registration, please provide a copy of the
                                                          trust document certified within the past 60
                                                          days; and

                                                       -  Signature guarantee, if applicable (see
                                                          above).

          Joint tenancy shareholders whose             -  Letter of instruction signed by surviving
          co-tenants are deceased                         tenant(s);

                                                       -  Certified copy of the death certificate;
                                                          and

                                                       -  Signature guarantee, if applicable (see
                                                          above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.


MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy.

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase or sales orders (including purchases or sales effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship support of regional or national events of Intermediaries.]

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the funds' behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The fund determines the price per share twice each business day at 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days.

The price per share is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding, and rounding to the nearest cent.

Ordinarily, the fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

   - Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

   - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

   - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

   - Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), your share of qualified dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.




[TO BE UPDATED]

                                                                         FISCAL YEARS ENDED AUGUST 31,
                                                       2004          2003           2002(1)          2001            2000
     NET ASSET VALUE, BEGINNING OF PERIOD                        $       9.92    $       9.96    $       9.92    $       9.90
                                                                 ------------    ------------    ------------    ------------
     INCOME FROM OPERATIONS:
        Net investment income(2)                                          .12             .21             .51             .59
        Net realized and unrealized gain (loss)                           .01            (.05)            .06             .01
                                                                 ------------    ------------    ------------    ------------
            Total From Operations                                         .13             .16             .57             .60
                                                                 ------------    ------------    ------------    ------------
     DISTRIBUTIONS:
        Dividends from net investment income                             (.11)           (.20)           (.53)           (.58)
                                                                 ------------    ------------    ------------    ------------
     NET ASSET VALUE, END OF PERIOD                              $       9.94    $       9.92    $       9.96    $       9.92
                                                                 ------------    ------------    ------------    ------------
     TOTAL RETURN(%)                                                     1.39            1.80            5.86            6.28
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                      275,216         264,651         260,088         494,376
        Ratios to average net assets (%):
            Operating expenses                                            .58             .53             .48             .42
            Net investment income                                        1.18            2.17            5.31            5.90
        Portfolio turnover (%)                                          70.70           80.03           86.19          162.12

----------
(1) As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset-backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 amounted to less than $.005 per share on net investment income and net realized and net unrealized gain and losses. The ratio of net investment income to average net assets was not materially affected. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(2) Average month-end shares outstanding were used for this calculation.

                                   SSGA FUNDS


                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                          SSgA Core Opportunities Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                            SSgA Large Cap Value Fund

                    SSgA Large Cap Growth Opportunities Fund


                        SSgA Directional Core Equity Fund


                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                   ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS


The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the SSgA Funds' investments is available in annual and semi-annual reports to shareholders. The annual report contains discussions of the market conditions and investment strategies that significantly affected performance during the last fiscal year. To request an SAI, annual or semi-annual report, other information about the SSgA Funds or to make any shareholder inquiry, please contact:


                        State Street Global Markets, LLC

                          State Street Financial Center

                               One Lincoln Street

                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327

The prospectus is available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the SSgA Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             AGGRESSIVE EQUITY FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

   INVESTMENT STRATEGIES                                                                                 3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                  6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                 9
   INVESTMENT RESTRICTIONS                                                                               9
   TEMPORARY DEFENSIVE POSITION                                                                         10
   PORTFOLIO TURNOVER                                                                                   10

MANAGEMENT OF THE FUND                                                                                  11

   BOARD OF TRUSTEES AND OFFICERS                                                                       11
   COMPENSATION                                                                                         15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003       16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               16

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  17

   ADVISOR                                                                                              17
   ADMINISTRATOR                                                                                        18
   CUSTODIAN AND TRANSFER AGENT                                                                         19
   DISTRIBUTOR                                                                                          20
   CODE OF ETHICS                                                                                       20
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             20
   INDEPENDENT ACCOUNTANTS                                                                              22
   LEGAL COUNSEL                                                                                        22

BROKERAGE PRACTICES AND COMMISSIONS                                                                     22

PRICING OF FUND SHARES                                                                                  24

TAXES                                                                                                   25

CALCULATION OF PERFORMANCE DATA                                                                         26

ADDITIONAL INFORMATION                                                                                  27

   SHAREHOLDER MEETINGS                                                                                 27
   CAPITALIZATION AND VOTING                                                                            27
   FEDERAL LAW AFFECTING STATE STREET                                                                   27
   PROXY VOTING POLICY                                                                                  27
   MASSACHUSETTS BUSINESS TRUST                                                                         27

FINANCIAL STATEMENTS                                                                                    28

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             29

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

RUSSELL 3000(R) INDEX. The fund will measure its performance against the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is
restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that
Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental and restrictions 9 through 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.


The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                    2003                     2002
        ----------------------------------------------------------
                                115.51%                  251.64%


The decrease in portfolio turnover in 2003 is due to a reduction in trading activity.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEE


                                                                                                              NUMBER OF
                      POSITION(S) WITH SSgA                                                                   PORTFOLIOS IN FUND
                      FUNDS;                                                                                  COMPLEX
NAME, ADDRESS AND     LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                  OVERSEEN BY
AGE                   SERVED                    OTHER DIRECTORSHIPS HELD                                      TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson      - Trustee since 1988      - Vice Chairman, Frank Russell Company (institutional         - 27
909 A Street                                      financial consultant);
Tacoma, WA  98402     - Interested Person of
Age 65                  the SSgA Funds (as      - Chairman of the Board, Frank Russell Investment Management
                        defined in the 1940       Company (investment management); and Frank Russell
                        Act) due to his           Investment Company and Russell Investment Funds
                        employment by the         (registered investment companies);
                        parent company of the
                        Administrator           - Chairman of the Board and Chief Executive Officer, Russell
                                                  Fund Distributors, Inc. (mutual fund broker-dealer and
                      - Chairman of the Board     underwriter) and Frank Russell Trust Company; and
                        and President
                                                - Director, Russell Insurance Agency, Inc. (manager of
                      - Member, Governance        investment companies); Frank Russell Investments (UK)
                        Committee                 Limited (unit trust management); and Frank Russell Asset
                                                  Management (Cayman) II LLC (limited partnership
                      - Member, Valuation         investment).
                        Committee


INDEPENDENT TRUSTEES


                                                                                                              NUMBER OF
                      POSITION(S) WITH SSgA                                                                   PORTFOLIOS IN FUND
                      FUNDS;                                                                                  COMPLEX
NAME, ADDRESS AND     LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                  OVERSEEN BY
AGE                   SERVED                    OTHER DIRECTORSHIPS HELD                                      TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
William L. Marshall   - Trustee since 1988      - Chief Executive Officer and President, Wm. L. Marshall      - 27
33 West Court                                     Associates, Inc., Wm. L. Marshall Companies, Inc. and the
Street                - Chairman, Audit           Marshall Financial Group, Inc. (a registered investment
Doylestown, PA          Committee                 advisor and provider of financial and related consulting
18901                                             services);
Age 62                - Member, Governance
                        Committee               - Certified Financial Planner and Member, Financial Planners
                                                  Association; and
                      - Member, Valuation
                        Committee               - Registered Representative and Principal for

                                                  Securities with Cambridge Investment Research, Inc.,
                                                  Fairfield, Iowa.

Steven J. Mastrovich  - Trustee since 1988      - September 2000 to Present, Global Head of Structured Real   - 27
623 Clapboardtree                                 Estate, J.P. Morgan Investment Management (private real
Street                - Member, Audit Committee   estate investment for clients primarily outside of the
Westwood, MA                                      US to locate private real estate investments in the US);
02090                 - Member, Governance
Age 48                  Committee               - January 2000 to September 2000, Managing Director,
                                                  HSBC Securities (USA) Inc. (banking and financial
                      - Member, Valuation         services);
                        Committee

                                                - From 1998 to 2000, President, Key Global Capital, Inc.
                                                  (provider of equity and mezzanine capital to real estate
                                                  industry);

                                                - From 1997 to 1998, Partner, Squire, Sanders & Dempsey (law
                                                  firm); and

                                                - From 1994 to 1997, Partner, Brown, Rudnick, Freed & Gesmer
                                                  (law firm).

Patrick J. Riley      - Trustee since 1988      - 2003 to Present, Associate Justice, Commonwealth of         - 27
One Corporate Place                               Massachusetts Superior Court;
55 Ferncroft Road     - Member, Audit Committee
Danvers, MA                                     - 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law
01923                 - Member, Governance        firm); and
Age 56                  Committee
                                                - Director, SSgA Cash Management Fund plc; and State Street
                      - Member, Valuation         Global Advisors Ireland, Ltd. (investment companies).
                        Committee

Richard D. Shirk      - Trustee since 1988      - March 2001 to April 2002, Chairman, Cerulean Companies,     - 27
1180 Brookgate                                    Inc. (holding company) (Retired);
Way, NE               - Member, Audit Committee
Atlanta, GA  30319-                             - 1996 to March 2001, President and Chief Executive Officer,
2877                  - Member, Governance        Cerulean Companies, Inc. (holding company);
Age 59                  Committee
                                                - 1992 to March 2001, President and Chief Executive Officer,
                      - Member, Valuation         Blue Cross/Blue Shield of Georgia (trade association for
                        Committee                 independent Blue Cross and Blue Shield health care plans);

                                                - 1993 to November 2001, Chairman and Board Member, Georgia
                                                  Caring for Children Foundation (private foundation);

                                                - November 1998 to Present, Board Member, Healthcare Georgia
                                                  Foundation (private foundation); and

                                                - September 2002 to Present, Board Member, Amerigroup Corp.
                                                  (managed health care).

Bruce D. Taber        - Trustee since 1991      - Consultant, Computer Simulation, General Electric           - 27
26 Round Top Road                                 Industrial Control Systems (diversified technology and
Boxford, MA  01921    - Member, Audit             services company); and
Age 61                  Committee
                                                - Director, SSgA Cash Management Fund plc and State Street
                      - Member, Governance        Global Advisors Ireland, Ltd. (investment

                        Committee                 companies).

                      - Member, Valuation
                        Committee

Henry W. Todd         - Trustee since 1988      - Chairman, President and CEO, A.M. Todd Group, Inc.          - 27
150 Domorah Drive                                 (flavorings manufacturer);
Montgomeryville,      - Member, Audit
PA 18936                Committee               - President and CEO, Zink & Triest Co., Inc. (dealer in
Age 57                                             vanilla flavoring); and
                      - Member, Governance
                        Committee               - Director, SSgA Cash Management Fund plc and State Street
                                                  Global Advisors Ireland, Ltd. (investment companies).
                      - Member, Valuation
                        Committee


PRINCIPAL OFFICERS


                        POSITION(S) WITH SSgA
                        FUNDS;
NAME, ADDRESS AND       LENGTH OF TIME
AGE                     SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
Agustin J. Fleites      - Principal Executive     - 2002 to Present, President, SSgA Funds Management, Inc.
State Street Financial    Officer and Chief         (investment advisor);
Center                    Executive Officer
One Lincoln Street        since 2003              - 2001 to Present, Senior Principal, State Street Global
Boston, MA  02111-2900                              Advisors; Managing Director, Advisor Strategies
Age 39                                              (investment management);

                                                  - 1999 to 2001, Principal, Head of Exchange Traded Funds,
                                                    Offshore Funds and SSgA Latin America; and

                                                  - 1993 to 1999, Principal, Head of Asset Allocation
                                                    Strategies.

J. David Griswold       - Vice President and      - Director - Global Regulatory Policy and Assistant
909 A Street              Secretary since 1994;     Secretary, Frank Russell Company (institutional financial
Tacoma, WA  98402                                   consultant);
Age 47                  - Chief Legal Officer
                          since 2003              - Assistant Secretary and Associate General Counsel, Frank
                                                    Russell Investment Management Company (investment
                                                    management), Frank Russell Capital Inc. (investment
                                                    advisor of private equity funds), and Frank Russell
                                                    Investments (Delaware), Inc. (member of general partner of private equity funds);

                                                  - Assistant Secretary and Associate General Counsel, Russell
                                                    Fund Distributors, Inc. (mutual fund broker-dealer and
                                                    underwriter);

                                                  - Director, Secretary and Associate General Counsel, Frank
                                                    Russell Securities, Inc. (institutional brokerage firm);
                                                    and

                                                  - Director, Frank Russell Canada Limited/Limitee
                                                    (institutional financial consultant).

James Ross              - Vice President since    - 2001 to Present, Principal, SSgA Funds Management, Inc.
State Street Financial    2002                      (investment advisor);
Center
One Lincoln Street                                - 2000 to Present, Principal, State Street Global Advisors
Boston, MA  02111-2900                              (investment management);

                                                  - 1992 to 2000, Vice President, State Street Corporation
                                                    (diversified financial services);

                                                  - 2000 to Present, Vice President, street TRACKS Series Trust
                                                    (registered

Age 39                                              investment company).

Mark E. Swanson         - Treasurer and           - Director - Investment Operations, Frank Russell Investment
909 A Street              Principal Accounting      Management Company (investment management) and Frank
Tacoma, WA  98402         Officer since 2000        Russell Trust Company (trust company); and
Age 41
                                                  - Treasurer and Chief Accounting Officer, Frank Russell
                                                    Investment Company and Russell Investment Funds
                                                    (registered investment companies).

Peter A. Ambrosini      - Chief Compliance        - February 2001 to present, Senior Principal, Chief
State Street Financial    Officer since 2004        Compliance and Risk Management Officer, State Street
Center                                              Global Advisors;
One Lincoln Street
Boston, MA  02111-2900                            - 2001 to present, Chief Compliance Officer, SSgA Funds
Age 61                                              Management, Inc.; and

                                                  - September 1985 to February 2001, Managing Director,
                                                    Regulatory Compliance Consulting Group,
                                                    PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                  FISCAL 2003 TOTAL
                                                              COMPENSATION FROM FUND AND
                                    FISCAL 2003 AGGREGATE        FUND COMPLEX PAID TO
            NAME/POSITION           COMPENSATION FROM FUND             TRUSTEES
    -------------------------------------------------------------------------------------
    Lynn L. Anderson,
    Chairman of the Board
    and President                            None                        None

    William L. Marshall,
    Trustee

    Steven J. Mastrovich,
    Trustee

    Patrick J. Riley, Trustee

    Richard D. Shirk, Trustee

    Bruce D. Taber, Trustee

    Henry W. Todd, Trustee

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                   OF EQUITY SECURITIES IN
                                                                                                       ALL REGISTERED
                                                                                                    INVESTMENT COMPANIES
                                                                                                   OVERSEEN BY TRUSTEES IN
                                                                                                    FAMILY OF INVESTMENT
           TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                      COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000                 $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                     $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                  Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection
                                Fund                                  $50,001-$100,000

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000               $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                     $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]

-


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                    2003                  2002
        --------------------------------------------------------------
                                $ 475,666             $ 420,481



Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                    2003                  2002
        --------------------------------------------------------------
                                $ 89,763              $ 404



APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                    2003                  2002
        --------------------------------------------------------------
                                $ 50,752              $ 49,242


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


        2002
        ------------
        $  10,746



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]

        2004              2003                 2002
        --------------------------------------------------
                          $ 31,691             $ 19,240



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)
       Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004              2003                   2002
        ----------------------------------------------------
                          $ 3,380                $ 1,282


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                   2003                    2002
        ------------------------------------------------------------
                               $ 313,782               $ 246,250



Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                    2003                   2002
        ------------------------------------------------------------
                                $ 1,449                $ 5,018



Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to ___% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]

                                     PRINCIPAL             COMMISSIONS
                                      ($000)                 ($000)
                             -----------------------------------------------



                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT]


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                                 P(1+T)(TO THE POWER OF n) = ERV

        where:  P =           a hypothetical initial payment of $1,000
                T =           average annual total return
                n =           number of years
                ERV =         ending redeemable value of a hypothetical
                              $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                 P(1+T)(TO THE POWER OF n) = ATV SUB(D)

        where:  P =           a hypothetical initial payment of $1,000
                T =           average annual total return (after taxes on
                              distributions)
                n =           number of years
                ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                              (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURN
           -----------------------------------------------------------
           ONE YEAR ENDING    FIVE YEARS ENDING     INCEPTION TO
           AUGUST 31, 2004    AUGUST 31, 2004       AUGUST 31, 2004(1)
           -----------------------------------------------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

----------

(1) Annualized. The fund commenced operations on December 30, 1998.

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)  provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)  matches proxies received with holdings as of record date;

     5)  reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)  documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




       - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
       -  Approval of auditors
       -  Directors' and auditors' compensation
       -  Directors' liability and indemnification
       -  Discharge of board members and auditors
       -  Financial statements and allocation of income
       - Dividend payouts that are greater than or equal to country and industry standards
       -  Authorization of share repurchase programs
       -  General updating of or corrective amendments to charter
       -  Change in Corporation Name
       -  Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
       - Capitalization changes which eliminate other classes of stock and voting rights
       - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
       - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
       -  Elimination of "poison pill" rights
       - Stock purchase plans with an exercise price of not less that 85% of fair market value
       -  Stock option plans which are incentive based and not excessive
       -  Other stock-based plans which are appropriately structured
       -  Reductions in super-majority vote requirements
       -  Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
       - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
       - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
       - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
       - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
       -  Elimination of Shareholders' Right to Call Special Meetings
       -  Establishment of classified boards of directors
       - Reincorporation in a state which has more stringent anti-takeover and related provisions
       - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

       -  Excessive compensation
       - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
       -  Adjournment of Meeting to Solicit Additional Votes
       - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
       - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
    - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
    - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
    - Against offers when there are prospects for an enhanced bid or other bidders
    - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
       -  Requirements that auditors attend the annual meeting of shareholders
       -  Establishment of an annual election of the board of directors
       - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
       - Mandates that amendments to bylaws or charters have shareholder approval
       -  Mandates that shareholder-rights plans be put to a vote or repealed
       -  Establishment of confidential voting
       - Expansions to reporting of financial or compensation-related information, within reason
       -  Repeals of various anti-takeover related provisions
       -  Reduction or elimination of super-majority vote requirements
       -  Repeals or prohibitions of "greenmail" provisions
       -  "Opting-out" of business combination provisions
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
    - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
    - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
    - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

    - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
       - Limits to tenure of directors
       - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
       - Restoration of cumulative voting in the election of directors
       - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
       - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
       - Proposals which require inappropriate endorsements or corporate actions
       - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
       - Proposal asking companies to adopt full tenure holding periods for their executives.
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             AGGRESSIVE EQUITY FUND

                                 CLASS R SHARES


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.


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                                TABLE OF CONTENTS


FUND HISTORY                                                                                                        3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                                    3

  INVESTMENT STRATEGIES                                                                                             3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                              6
  SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                             9
  INVESTMENT RESTRICTIONS                                                                                           9
  TEMPORARY DEFENSIVE POSITION                                                                                     10
  PORTFOLIO TURNOVER                                                                                               10

MANAGEMENT OF THE FUND                                                                                             11

  BOARD OF TRUSTEES AND OFFICERS                                                                                   11
  COMPENSATION                                                                                                     15
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003                   16
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                           16

INVESTMENT ADVISORY AND OTHER SERVICES                                                                             17

  ADVISOR                                                                                                          17
  ADMINISTRATOR                                                                                                    18
  CUSTODIAN AND TRANSFER AGENT                                                                                     19
  DISTRIBUTOR                                                                                                      20
  CODE OF ETHICS                                                                                                   20
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                         20
  INDEPENDENT ACCOUNTANTS                                                                                          22
  LEGAL COUNSEL                                                                                                    22

BROKERAGE PRACTICES AND COMMISSIONS                                                                                22

PRICING OF FUND SHARES                                                                                             24

TAXES                                                                                                              24

CALCULATION OF PERFORMANCE DATA                                                                                    25

ADDITIONAL INFORMATION                                                                                             26

  SHAREHOLDER MEETINGS                                                                                             26
  CAPITALIZATION AND VOTING                                                                                        26
  FEDERAL LAW AFFECTING STATE STREET                                                                               27
  PROXY VOTING POLICY                                                                                              27
  MASSACHUSETTS BUSINESS TRUST                                                                                     27

FINANCIAL STATEMENTS                                                                                               28

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                        29


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                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified1, in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

RUSSELL 3000(R) INDEX. The fund will measure its performance against the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

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interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is

                                        4
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restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that
Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar

                                        5
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investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

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PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options.
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor

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believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental and restrictions 9 through 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.


The fund had the following portfolio turnover rates during the fiscal years ended August 31:

[TO BE UPDATED BY AMENDMENT]



        2004
        -----------------------


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEE


                                                                                                               NUMBER OF
                       POSITION(S) WITH SSgA                                                                   PORTFOLIOS IN FUND
                       FUNDS;                                                                                  COMPLEX
NAME, ADDRESS AND      LENGTH OF TIME               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;               OVERSEEN BY
AGE                    SERVED                       OTHER DIRECTORSHIPS HELD                                   TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson       - Trustee since 1988         - Vice Chairman, Frank Russell Company (institutional      - 27
909 A Street           - Interested Person of         financial consultant);
Tacoma, WA  98402        the SSgA Funds (as         - Chairman of the Board, Frank Russell Investment
Age 65                   defined in the 1940          Management Company (investment management); and Frank
                         Act) due to his              Russell Investment Company and Russell Investment
                         employment by the            Funds (registered investment companies);
                         parent company of the      - Chairman of the Board and Chief Executive Officer,
                         Administrator                Russell Fund Distributors, Inc. (mutual fund
                       - Chairman of the Board        broker-dealer and underwriter) and Frank Russell Trust
                         and President                Company; and
                       - Member, Governance         - Director, Russell Insurance Agency, Inc. (manager of
                         Committee                    investment companies); Frank Russell Investments (UK)
                       - Member, Valuation            Limited (unit trust management); and Frank Russell
                         Committee                    Asset Management (Cayman) II LLC (limited partnership
                                                      investment).


INDEPENDENT TRUSTEES


                                                                                                               NUMBER OF
                       POSITION(S) WITH SSgA                                                                   PORTFOLIOS IN FUND
                       FUNDS;                                                                                  COMPLEX
NAME, ADDRESS AND      LENGTH OF TIME               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;               OVERSEEN BY
AGE                    SERVED                       OTHER DIRECTORSHIPS HELD                                   TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
William L. Marshall    - Trustee since 1988         - Chief Executive Officer and President, Wm. L. Marshall   - 27
33 West Court Street   - Chairman, Audit              Associates, Inc., Wm. L. Marshall Companies, Inc. and
Doylestown, PA           Committee                    the Marshall Financial Group, Inc. (a registered
18901                  - Member, Governance           investment advisor and provider of financial and
Age 62                   Committee                    related consulting services);
                       - Member, Valuation          - Certified Financial Planner and Member, Financial
                         Committee                    Planners Association; and
                                                    - Registered Representative and Principal for

                                                      Securities with Cambridge Investment Research, Inc.,
                                                      Fairfield, Iowa.

Steven J. Mastrovich   - Trustee since 1988         - September 2000 to Present, Global Head of Structured     - 27
623 Clapboardtree      - Member, Audit Committee      Real Estate, J.P. Morgan Investment Management
Street                 - Member, Governance           (private real estate investment for clients primarily
Westwood, MA             Committee                    outside of the US to locate private real estate
02090                  - Member, Valuation            investments in the US);
Age 48                   Committee                  - January 2000 to September 2000, Managing Director,
                                                      HSBC Securities (USA) Inc. (banking and financial
                                                      services);
                                                    - From 1998 to 2000, President, Key Global Capital, Inc.
                                                      (provider of equity and mezzanine capital to real
                                                      estate industry);
                                                    - From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                      (law firm); and
                                                    - From 1994 to 1997, Partner, Brown, Rudnick,
                                                      Freed & Gesmer (law firm).

Patrick J. Riley       - Trustee since 1988         - 2003 to Present, Associate Justice, Commonwealth of      - 27
One Corporate Place    - Member, Audit Committee      Massachusetts Superior Court;
55 Ferncroft Road      - Member, Governance         - 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P.
Danvers, MA              Committee                    (law firm); and
01923                  - Member, Valuation          - Director, SSgA Cash Management Fund plc; and State
Age 56                   Committee                    Street Global Advisors Ireland, Ltd. (investment
                                                      companies).

Richard D. Shirk       - Trustee since 1988         - March 2001 to April 2002, Chairman, Cerulean             - 27
1180 Brookgate         - Member, Audit Committee      Companies, Inc. (holding company) (Retired);
Way, NE                - Member, Governance         - 1996 to March 2001, President and Chief Executive
Atlanta, GA 30319-       Committee                    Officer, Cerulean Companies, Inc. (holding company);
2877                   - Member, Valuation          - 1992 to March 2001, President and Chief Executive
Age 59                   Committee                    Officer, Blue Cross/Blue Shield of Georgia (trade
                                                      association for independent Blue Cross and Blue Shield
                                                      health care plans);
                                                    - 1993 to November 2001, Chairman and Board Member,
                                                      Georgia Caring for Children Foundation (private
                                                      foundation);
                                                    - November 1998 to Present, Board Member, Healthcare
                                                      Georgia Foundation (private foundation); and
                                                    - September 2002 to Present, Board Member, Amerigroup
                                                      Corp. (managed health care).

Bruce D. Taber         - Trustee since 1991         - Consultant, Computer Simulation, General Electric        - 27
26 Round Top Road      - Member, Audit Committee      Industrial Control Systems (diversified technology and
Boxford, MA            - Member, Governance           services company); and
01921                                               - Director, SSgA Cash Management Fund plc and State
Age 61                                                Street Global Advisors Ireland, Ltd. (investment

                         Committee                    companies).
                       - Member, Valuation
                         Committee

Henry W. Todd          - Trustee since 1988         - Chairman, President and CEO, A.M. Todd Group, Inc.       - 27
150 Domorah Drive      - Member, Audit Committee      (flavorings manufacturer);
Montgomeryville,       - Member, Governance         - President and CEO, Zink & Triest Co., Inc. (dealer in
PA 18936                 Committee                    vanilla flavoring); and
Age 57                 - Member, Valuation          - Director, SSgA Cash Management Fund plc and State
                         Committee                    Street Global Advisors Ireland, Ltd. (investment
                                                      companies).


PRINCIPAL OFFICERS


                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites       - Principal Executive     - 2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial     Officer and Chief         advisor);
Center                     Executive Officer       - 2001 to Present, Senior Principal, State Street Global Advisors; Managing
One Lincoln Street         since 2003                Director, Advisor Strategies (investment management);
Boston, MA  02111-                                 - 1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds and
2900                                                 SSgA Latin America; and
Age 39                                             - 1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold        - Vice President and      - Director - Global Regulatory Policy and Assistant Secretary, Frank Russell
909 A Street               Secretary since 1994;     Company (institutional financial consultant);
Tacoma, WA  98402        - Chief Legal Officer     - Assistant Secretary and Associate General Counsel, Frank Russell Investment
Age 47                     since 2003                Management Company (investment management), Frank Russell Capital Inc.
                                                     (investment advisor of private equity funds), and Frank Russell Investments
                                                     (Delaware), Inc. (member of general partner of private equity funds);
                                                   - Assistant Secretary and Associate General Counsel, Russell Fund
                                                     Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   - Director, Secretary and Associate General Counsel, Frank Russell
                                                     Securities, Inc. (institutional brokerage firm); and
                                                   - Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               - Vice President since    - 2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial     2002                      advisor);
Center                                             - 2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                   management);
Boston, MA  02111-                                 - 1992 to 2000, Vice President, State Street Corporation (diversified
2900                                                 financial services);
                                                   - 2000 to Present, Vice President, streetTRACKS Series Trust (registered

Age 39                                               investment company).

Mark E. Swanson          - Treasurer and           - Director - Investment Operations, Frank Russell Investment Management
909 A Street               Principal Accounting      Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA  98402          Officer since 2000        company); and
Age 41                                             - Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                     and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       - Chief Compliance        - February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial     Officer since 2004        Management Officer, State Street Global Advisors;
Center                                             - 2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.; and
One Lincoln Street                                 - September 1985 to February 2001, Managing Director, Regulatory Compliance
Boston, MA  02111-                                   Consulting Group, PricewaterhouseCoopers.
2900
Age 61


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]




                                                                    FISCAL 2004 TOTAL
                                                               COMPENSATION FROM FUND AND
                                      FISCAL 2004 AGGREGATE       FUND COMPLEX PAID TO
            NAME/POSITION             COMPENSATION FROM FUND            TRUSTEES
     -------------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman              None                           None
     of the Board and President

     William L. Marshall, Trustee

     Steven J. Mastrovich, Trustee

     Patrick J. Riley, Trustee

     Richard D. Shirk, Trustee

     Bruce D. Taber, Trustee

     Henry W. Todd, Trustee

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                                 AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN
                                                                                                     ALL REGISTERED
                                                                                                  INVESTMENT COMPANIES
                                                                                                 OVERSEEN BY TRUSTEES IN
                                                                                                  FAMILY OF INVESTMENT
           TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                    COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000                 $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                     $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000                $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                   Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection
                                Fund                                  $50,001-$100,000

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000                 $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000                 $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                     $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.


Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]

-


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.


The fund accrued the following expenses to Advisor for the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004
        ---------------------------




The Advisor has agreed to reimburse the fund for all expenses in excess of 1.60% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2005. This reimbursement amounted to $___ in fiscal 2004.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS (1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to Administrator for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004
        ----------------------------



CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

$5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The fund accrued the following expenses to the Distributor for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004
        ----------------------------




For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

        Advertising
        Printing
        Compensation to Dealers
        Compensation to Sales Personnel
        Other(1)
        Total

The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:
[TO BE UPDATED BY AMENDMENT]

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

        2004
        ----------------------------



INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The total brokerage commissions paid by the Advisor amounted to the following for the fiscal year ended August 31:

[TO BE UPDATED BY AMENDMENT]



        2004
        ---------------------------



Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:


[TO BE UPDATED BY AMENDMENT]



        2004
        ---------------------------




Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to ________% of the total. [TO BE UPDATED BY AMENDMENT]

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2004. [TO BE UPDATED BY AMENDMENT]

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                        PRINCIPAL                COMMISSIONS
                                          ($000)                    ($000)
                                -----------------------------------------------------



                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York

Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


[TAX LOSS INFO, IF ANY, TO BE UPDATED BY AMENDMENT]


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =         a hypothetical initial payment of $1,000
                    T =         average annual total return
                    n =         number of years
                    ERV =       ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =          a hypothetical initial payment of $1,000
                    T =          average annual total return (after taxes on
                                 distributions)
                    n =          number of years
                    ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


                   AVERAGE ANNUAL TOTAL RETURN
           --------------------------------------------
           ONE YEAR ENDING           INCEPTION TO
           AUGUST 31, 2004           AUGUST 31, 2004(1)
           --------------------------------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the

----------

(1)  Annualized. The fund commenced operations on May 21, 2004.

price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -   Approval of auditors
     -   Directors' and auditors' compensation
     -   Directors' liability and indemnification
     -   Discharge of board members and auditors
     -   Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -   Authorization of share repurchase programs
     -   General updating of or corrective amendments to charter
     -   Change in Corporation Name
     -   Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -   Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -   Stock option plans which are incentive based and not excessive
     - Other stock-based plans which are appropriately structured - Reductions in super-majority vote requirements
     -   Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -   Elimination of Shareholders' Right to Call Special Meetings
     -   Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -   Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -   Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

  - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
  - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
  - Against offers when there are prospects for an enhanced bid or other bidders
  - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Requirements that auditors attend the annual meeting of shareholders - Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -   Mandates that shareholder-rights plans be put to a vote or repealed
     -   Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -   Repeals of various anti-takeover related provisions
     -   Reduction or elimination of super-majority vote requirements
     -   Repeals or prohibitions of "greenmail" provisions
     -   "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
  - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
  - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

  - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -   Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -   Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                BOND MARKET FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.


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                                TABLE OF CONTENTS


FUND HISTORY                                                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                            3

   INVESTMENT STRATEGIES                                                                                    3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                     7
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   10
   INVESTMENT RESTRICTIONS                                                                                 10
   TEMPORARY DEFENSIVE POSITION                                                                            11
   PORTFOLIO TURNOVER                                                                                      11

MANAGEMENT OF THE FUND                                                                                     12

   BOARD OF TRUSTEES AND OFFICERS                                                                          12
   COMPENSATION                                                                                            16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003          17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                  18

INVESTMENT ADVISORY AND OTHER SERVICES                                                                     18

   ADVISOR                                                                                                 18
   ADMINISTRATOR                                                                                           19
   CUSTODIAN AND TRANSFER AGENT                                                                            20
   DISTRIBUTOR                                                                                             21
   CODE OF ETHICS                                                                                          21
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                21
   INDEPENDENT ACCOUNTANTS                                                                                 23
   LEGAL COUNSEL                                                                                           23

BROKERAGE PRACTICES AND COMMISSIONS                                                                        24

PRICING OF FUND SHARES                                                                                     25

TAXES                                                                                                      26

CALCULATION OF PERFORMANCE DATA                                                                            26

ADDITIONAL INFORMATION                                                                                     28

   SHAREHOLDER MEETINGS                                                                                    28
   CAPITALIZATION AND VOTING                                                                               28
   FEDERAL LAW AFFECTING STATE STREET                                                                      28
   PROXY VOTING POLICY                                                                                     28
   MASSACHUSETTS BUSINESS TRUST                                                                            28

FINANCIAL STATEMENTS                                                                                       29

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                               30

   RATINGS OF DEBT INSTRUMENTS                                                                             30
   RATINGS OF COMMERCIAL PAPER                                                                             30

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                32

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                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

LEHMAN BROTHERS AGGREGATE BOND INDEX. The fund will measure its performance against The Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The Index includes all public obligations of the US Treasury (excluding flower bonds and foreign-targeted issues); all publicly issued debt of US Government agencies and quasi-federal corporations; corporate debt guaranteed by the US Government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate debt. Corporate sectors include, but are not limited to, industrial, finance, utility and Yankee. Included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

The mortgage component of the Lehman Brothers Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and home equity loans (pass-throughs, bullets and controlled amortization structures). All securities have an average life of at least one year.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

   1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

   2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

   3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

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Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

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The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 9 are fundamental and restrictions 10 through 13 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

   1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

   2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

   3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

   4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

   5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

   6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

   7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

   8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

   10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

   11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

   12. Make investments for the purpose of gaining control of an issuer's management.

   13. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]


        2004                              2003                           2002
        -----------------------------------------------------------------------
                                          649.90%                        532.00%

The increase in the 2003 turnover is due to the large number of credit securities purchased in order to maintain a weighting that is close to the index. The 2002 turnover is due to an increase in trading activity, for two main reasons: First, the interest rate environment during the last period required more trading to meet the fund's investment objective. Second, the portfolio management team has been diversifying the fund's corporate issuer exposure from a historical 2-3% overweight per issuer to a maximum of .25% per issuer.


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits;
   (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors;
   (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street                                            (institutional financial consultant);
Tacoma, WA 98402          -    Interested Person
Age 65                         of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
                               (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent
                               company of the      -    Chairman of the Board and Chief Executive Officer,
                               Administrator            Russell Fund Distributors, Inc. (mutual fund
                                                        broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and
                               President           -    Director, Russell Insurance Agency, Inc. (manager
                                                        of investment companies); Frank Russell
                          -    Member, Governance       Investments (UK) Limited (unit trust management);
                               Committee                and Frank Russell Asset Management (Cayman) II LLC
                                                        (limited partnership investment).

                          -    Member, Valuation
                               Committee

INDEPENDENT TRUSTEES


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street                                    Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901      -    Chairman, Audit          Companies, Inc. and the Marshall Financial Group,
Age 62                         Committee                Inc. (a registered investment advisor and provider
                                                        of financial and related consulting services);
                          -    Member, Governance
                               Committee           -    Certified Financial Planner and Member, Financial
                                                        Planners Association; and

                          -    Member, Valuation   -    Registered Representative and Principal for
                               Committee                Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree Street                                Structured Real Estate, J.P. Morgan Investment
Westwood, MA 02090        -    Member, Audit            Management (private real estate investment for
Age 48                         Committee                clients primarily outside of the US to locate
                                                        private real estate investments in the US);
                          -    Member, Governance
                               Committee           -    January 2000 to September 2000, Managing Director,
                                                        HSBC Securities (USA) Inc. (banking and financial
                                                        services);
                          -    Member, Valuation
                               Committee           -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);

                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and

                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed
                                                        & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place                                     of Massachusetts Superior Court;
55 Ferncroft Road         -    Member, Audit
Danvers, MA 01923              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Age 56                                                  L.L.P. (law firm); and
                          -    Member, Governance
                               Committee           -    Director, SSgA Cash Management Fund plc; and State
                                                        Street Global Advisors Ireland, Ltd. (investment
                                                        companies).
                          -    Member, Valuation
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE                                  Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877    -    Member, Audit
Age 59                         Committee           -    1996 to March 2001, President and Chief Executive
                                                        Officer, Cerulean Companies, Inc. (holding
                          -    Member, Governance       company);
                               Committee
                                                   -    1992 to March 2001, President and Chief Executive
                                                        Officer, Blue Cross/Blue Shield of Georgia (trade
                          -    Member, Valuation        association for independent Blue Cross and Blue
                               Committee                Shield health care plans);

                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);

                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and

                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road                                       Industrial Control Systems (diversified technology
Boxford, MA 01921         -    Member, Audit            and services company); and
Age 61                         Committee
                                                   -    Director, SSgA Cash Management Fund plc and State
                          -    Member, Governance       Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).

                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive                                       (flavorings manufacturer);
Montgomeryville, PA       -    Member, Audit
18936                          Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
Age 57                                                  in vanilla flavoring); and
                          -    Member, Governance
                               Committee           -    Director, SSgA Cash Management Fund plc and State
                                                        Street Global Advisors Ireland, Ltd. (investment
                                                        companies).
                          -    Member, Valuation
                               Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial         Executive Officer        advisor);
Center                         and Chief
One Lincoln Street             Executive Officer   -    2001 to Present, Senior Principal, State Street Global Advisors;
Boston, MA 02111-2900          since 2003               Managing Director, Advisor Strategies (investment management);
Age 39
                                                   -    1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
                                                        and SSgA Latin America; and

                                                   -    1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;
Age 47                                             -    Assistant Secretary and Associate General Counsel, Frank Russell
                          -    Chief Legal              Investment Management Company (investment management), Frank Russell
                               Officer since 2003       Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds);

                                                   -    Assistant Secretary and Associate General Counsel, Russell Fund
                                                        Distributors, Inc. (mutual fund broker-dealer and underwriter);

                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and

                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center
One Lincoln Street                                 -    2000 to Present, Principal, State Street Global Advisors (investment
Boston, MA 02111-2900                                   management);
Age 39
                                                   -    1992 to 2000, Vice President, State Street Corporation (diversified financial services);

                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000
                                                   -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center
One Lincoln Street                                 -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
Boston, MA 02111-2900                                   and
Age 61
                                                   -    September 1985 to February 2001, Managing Director, Regulatory
                                                        Compliance Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                       FISCAL 2004 TOTAL
                                                                  COMPENSATION FROM FUND AND
                                          FISCAL 2004 AGGREGATE      FUND COMPLEX PAID TO
              NAME/POSITION              COMPENSATION FROM FUND            TRUSTEES
       -------------------------------------------------------------------------------------
       Lynn L. Anderson,                          None                      None
       Chairman of the Board
       and President

       William L. Marshall, Trustee

       Steven J. Mastrovich, Trustee

       Patrick J. Riley, Trustee

       Richard D. Shirk, Trustee

       Bruce D. Taber, Trustee

       Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                             AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY SECURITIES IN
                                                                                                  ALL REGISTERED
                                                                                              INVESTMENT COMPANIES
                                                                                             OVERSEEN BY TRUSTEES IN
                                                                                               FAMILY OF INVESTMENT
         TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                  COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000            $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000           $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000             Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection Fund    $50,001-$100,000
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000            $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000            $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        ------------------------------------------
                        $ 931,191        $ 864,998



Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .50% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        -------------------------------------
                        $ 64,792         $  0

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        ------------------------------------------
                        $ 128,956        $ 122,463


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-  Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-  Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

-  On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


        2002
        -----------------
        $ 40,574

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        -----------------------------------------
                        $ 94,952         $ 32,874



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)
       Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        -----------------------------------------
                        $ 69,599         $ 63,927


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                    PRINCIPAL
                                     ($000)
                                 --------------


The Bond Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

        where: P =   a hypothetical initial payment of $1,000
               T =   average annual total return
               n =   number of years
               ERV = ending redeemable value of a hypothetical $1,000
                     payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

        where: P =           a hypothetical initial payment of $1,000
               T =           average annual total return (after taxes on
                             distributions)
               n =           number of years
               ATV SUB(D)  = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


                                         AVERAGE ANNUAL TOTAL RETURNS
           -------------------------------------------------------------------------------
           ONE YEAR ENDING               FIVE YEARS ENDING              INCEPTION TO
           AUGUST 31, 2004               AUGUST 31, 2004                AUGUST 31, 2004(1)
           -------------------------------------------------------------------------------



Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                      ---
                      Cd

           where: A = dividends and interests earned during the period
                  B = expenses accrued for the period (net of reimbursements);
                  C = average daily number of shares outstanding during the
                      period that were entitled to receive dividends; and
                  D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.


The current 30-day yield (annualized) for the fund for the period ended August 31, 2004, was ______%.



----------
(1) Annualized.  The fund commenced operations on February 7, 1996.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the

Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

       Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

       A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

       Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -  Leading market positions in well-established industries.

          -  High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

       Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

       Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

       A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

       F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

       F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

   2)  provides the client with this written proxy policy, upon request;

   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

   4)  matches proxies received with holdings as of record date;

   5)  reconciles holdings as of record date and rectifies any discrepancies;

   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

   7)  documents the reason(s) for voting for all non-routine items; and

   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

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VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




       - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
       -  Approval of auditors
       -  Directors' and auditors' compensation
       -  Directors' liability and indemnification
       -  Discharge of board members and auditors
       -  Financial statements and allocation of income
       - Dividend payouts that are greater than or equal to country and industry standards
       -  Authorization of share repurchase programs
       -  General updating of or corrective amendments to charter
       -  Change in Corporation Name
       -  Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
       - Capitalization changes which eliminate other classes of stock and voting rights
       - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
       - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
       -  Elimination of "poison pill" rights
       - Stock purchase plans with an exercise price of not less that 85% of fair market value
       -  Stock option plans which are incentive based and not excessive
       -  Other stock-based plans which are appropriately structured
       -  Reductions in super-majority vote requirements
       -  Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
       - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
       - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
       - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
       - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
       -  Elimination of Shareholders' Right to Call Special Meetings
       -  Establishment of classified boards of directors
       - Reincorporation in a state which has more stringent anti-takeover and related provisions
       - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

       -  Excessive compensation
       - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
       -  Adjournment of Meeting to Solicit Additional Votes
       - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
       - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV.    FM evaluates Mergers and Acquisitions on a case-by-case basis.
Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

       - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
       - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
       - Against offers when there are prospects for an enhanced bid or other bidders
       - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
       -  Requirements that auditors attend the annual meeting of shareholders
       -  Establishment of an annual election of the board of directors
       - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
       - Mandates that amendments to bylaws or charters have shareholder approval
       -  Mandates that shareholder-rights plans be put to a vote or repealed
       -  Establishment of confidential voting
       - Expansions to reporting of financial or compensation-related information, within reason
       -  Repeals of various anti-takeover related provisions
       -  Reduction or elimination of super-majority vote requirements
       -  Repeals or prohibitions of "greenmail" provisions
       -  "Opting-out" of business combination provisions
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
       - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
       - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
       - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

       - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
       -  Limits to tenure of directors
       - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
       -  Restoration of cumulative voting in the election of directors
       - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
       - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
       - Proposals which require inappropriate endorsements or corporate actions
       - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
       - Proposal asking companies to adopt full tenure holding periods for their executives.
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                BOND MARKET FUND

                                 CLASS R SHARES


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                              3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                          3

  INVESTMENT STRATEGIES                                                                                   3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                    7
  SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                  10
  INVESTMENT RESTRICTIONS                                                                                10
  TEMPORARY DEFENSIVE POSITION                                                                           11
  PORTFOLIO TURNOVER                                                                                     11

MANAGEMENT OF THE FUND                                                                                   12

  BOARD OF TRUSTEES AND OFFICERS                                                                         12
  COMPENSATION                                                                                           16
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003         17
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                 17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                   18

  ADVISOR                                                                                                18
  ADMINISTRATOR                                                                                          19
  CUSTODIAN AND TRANSFER AGENT                                                                           20
  DISTRIBUTOR                                                                                            21
  CODE OF ETHICS                                                                                         21
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                               21
  INDEPENDENT ACCOUNTANTS                                                                                23
  LEGAL COUNSEL                                                                                          23

BROKERAGE PRACTICES AND COMMISSIONS                                                                      23

PRICING OF FUND SHARES                                                                                   24

TAXES                                                                                                    25

CALCULATION OF PERFORMANCE DATA                                                                          25

ADDITIONAL INFORMATION                                                                                   27

  SHAREHOLDER MEETINGS                                                                                   27
  CAPITALIZATION AND VOTING                                                                              27
  FEDERAL LAW AFFECTING STATE STREET                                                                     27
  PROXY VOTING POLICY                                                                                    28
  MASSACHUSETTS BUSINESS TRUST                                                                           28

FINANCIAL STATEMENTS                                                                                     28

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                              29

  RATINGS OF DEBT INSTRUMENTS                                                                            29
  RATINGS OF COMMERCIAL PAPER                                                                            29

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                               31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

LEHMAN BROTHERS AGGREGATE BOND INDEX. The fund will measure its performance against The Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The Index includes all public obligations of the US Treasury (excluding flower bonds and foreign-targeted issues); all publicly issued debt of US Government agencies and quasi-federal corporations; corporate debt guaranteed by the US Government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate debt. Corporate sectors include, but are not limited to, industrial, finance, utility and Yankee. Included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

The mortgage component of the Lehman Brothers Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and home equity loans (pass-throughs, bullets and controlled amortization structures). All securities have an average life of at least one year.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other

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secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

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RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of

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imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 9 are fundamental and restrictions 10 through 13 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     12. Make investments for the purpose of gaining control of an issuer's management.

     13. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rate during the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -  Trustee since 1988    -  Vice Chairman, Frank Russell Company (institutional    -  27
909 A Street              -  Interested Person        financial consultant);
Tacoma, WA 98402             of the SSgA Funds     -  Chairman of the Board, Frank Russell Investment
Age 65                       (as defined in the       Management Company (investment management); and
                             1940 Act) due to         Frank Russell Investment Company and Russell
                             his employment by        Investment Funds (registered investment companies);
                             the parent company    -  Chairman of the Board and Chief Executive Officer,
                             of the Administrator     Russell Fund Distributors, Inc. (mutual fund
                          -  Chairman of the          broker-dealer and underwriter) and Frank Russell
                             Board and President      Trust Company; and
                          -  Member, Governance    -  Director, Russell Insurance Agency, Inc. (manager of
                             Committee                investment companies); Frank Russell Investments
                          -  Member, Valuation        (UK) Limited (unit trust management); and Frank
                             Committee                Russell Asset Management (Cayman) II LLC (limited
                                                      partnership investment).


INDEPENDENT TRUSTEES


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -  Trustee since 1988    -  Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street      -  Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901         Committee                Companies, Inc. and the Marshall Financial Group,
                          -  Member, Governance       Inc. (a registered investment advisor and provider
                             Committee                of financial and related consulting services);
                                                   -  Certified Financial Planner and Member, Financial

Age 62                    -  Member, Valuation        Planners Association; and
                             Committee             -  Registered Representative and Principal for
                                                      Securities with Cambridge Investment Research, Inc.,
                                                      Fairfield, Iowa.

Steven J. Mastrovich      -  Trustee since 1988    -  September 2000 to Present, Global Head of Structured   -  27
623 Clapboardtree         -  Member, Audit            Real Estate, J.P. Morgan Investment Management
Street                       Committee                (private real estate investment for clients
Westwood, MA 02090        -  Member, Governance       primarily outside of the US to locate private real
Age 48                       Committee                estate investments in the US);
                          -  Member, Valuation     -  January 2000 to September 2000, Managing Director,
                             Committee                HSBC Securities (USA) Inc. (banking and financial
                                                      services);
                                                   -  From 1998 to 2000, President, Key Global Capital,
                                                      Inc. (provider of equity and mezzanine capital to
                                                      real estate industry);
                                                   -  From 1997 to 1998, Partner, Squire, Sanders &
                                                      Dempsey (law firm); and
                                                   -  From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                      Gesmer (law firm).

Patrick J. Riley          -  Trustee since 1988    -  2003 to Present, Associate Justice, Commonwealth of    -  27
One Corporate Place       -  Member, Audit            Massachusetts Superior Court;
55 Ferncroft Road            Committee             -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -  Member, Governance       L.L.P. (law firm); and
Age 56                       Committee             -  Director, SSgA Cash Management Fund plc; and State
                          -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                             Committee                companies).

Richard D. Shirk          -  Trustee since 1988    -  March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE    -  Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877       Committee             -  1996 to March 2001, President and Chief Executive
Age 59                    -  Member, Governance       Officer, Cerulean Companies, Inc. (holding company);
                             Committee             -  1992 to March 2001, President and Chief Executive
                          -  Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                             Committee                association for independent Blue Cross and Blue
                                                      Shield health care plans);
                                                   -  1993 to November 2001, Chairman and Board Member,
                                                      Georgia Caring for Children Foundation (private
                                                      foundation);
                                                   -  November 1998 to Present, Board Member, Healthcare
                                                      Georgia Foundation (private foundation); and
                                                   -  September 2002 to Present, Board Member, Amerigroup
                                                      Corp. (managed health care).

Bruce D. Taber            -  Trustee since 1991    -  Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road         -  Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA                  Committee                and services company); and

01921                     -  Member, Governance    -  Director, SSgA Cash Management Fund plc and State
Age 61                       Committee                Street Global Advisors Ireland, Ltd. (investment
                          -  Member, Valuation        companies).
                             Committee

Henry W. Todd             -  Trustee since 1988    -  Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive         -  Member, Audit            (flavorings manufacturer);
Montgomeryville, PA          Committee             -  President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -  Member, Governance       in vanilla flavoring); and
Age 57                       Committee             -  Director, SSgA Cash Management Fund plc and State
                          -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                             Committee                companies).


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -  Principal Executive   -  2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial       Officer and Chief        advisor);
Center                       Executive Officer     -  2001 to Present, Senior Principal, State Street Global Advisors; Managing
One Lincoln Street           since 2003               Director, Advisor Strategies (investment management);
Boston, MA 02111-2900                              -  1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                                and SSgA Latin America; and
                                                   -  1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold         -  Vice President and    -  Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                 Secretary since          Russell Company (institutional financial consultant);
Tacoma, WA 98402             1994;                 -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                    -  Chief Legal Officer      Investment Management Company (investment management), Frank Russell
                             since 2003               Capital Inc. (investment advisor of private equity funds), and Frank
                                                      Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                      Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -  Director, Secretary and Associate General Counsel, Frank Russell
                                                      Securities, Inc. (institutional brokerage firm); and
                                                   -  Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -  Vice President        -  2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial       since 2002               advisor);
Center                                             -  2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                    management);
                                                   -  1992 to 2000, Vice President, State Street Corporation (diversified financial

Boston, MA 02111-2900                                 services);
Age 39                                             -  2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -  Treasurer and         -  Director - Investment Operations, Frank Russell Investment Management
909 A Street                 Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402             Accounting Officer       company); and
Age 41                       since 2000            -  Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                      and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -  Chief Compliance      -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial       Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -  2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                    and
Boston, MA 02111-2900                              -  September 1985 to February 2001, Managing Director, Regulatory Compliance
Age 61                                                Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                     FISCAL 2004 TOTAL
                                                                COMPENSATION FROM FUND AND
                                    FISCAL 2004 AGGREGATE          FUND COMPLEX PAID TO
        NAME/POSITION              COMPENSATION FROM FUND                TRUSTEES
     ---------------------------------------------------------------------------------------
     Lynn L. Anderson,                     None                             None
     Chairman of the Board
     and President

     William L. Marshall,
     Trustee

     Steven J. Mastrovich,
     Trustee

     Patrick J. Riley, Trustee

     Richard D. Shirk, Trustee

     Bruce D. Taber, Trustee

     Henry W. Todd, Trustee

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                              AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY SECURITIES IN
                                                                                                 ALL REGISTERED
                                                                                               INVESTMENT COMPANIES
                                                                                             OVERSEEN BY TRUSTEES IN
                                                                                               FAMILY OF INVESTMENT
       TRUSTEE                         DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND               COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000             $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000           $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000              Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000             $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000            $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


-




                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.


The fund accrued the following expenses to Advisor for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -----------




The Advisor has agreed to reimburse the fund for all expenses in excess of 1.00% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2005. This reimbursement amounted to $___ in fiscal 2004.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to Administrator for the fiscal year ended August 31:



     2004
     -------------



CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The fund accrued the following expenses to the Distributor for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     ------------




For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

     Advertising
     Printing
     Compensation to Dealers
     Compensation to Sales Personnel
     Other(1)
     Total

The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:
[TO BE UPDATED BY AMENDMENT]



     2004
     -------------



----------

(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]

                                    PRINCIPAL
                                     ($000)
                                  -------------



The Bond Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                        P(1+T) (TO THE POWER OF n) = ERV

     where:  P =     a hypothetical initial payment of $1,000
             T =     average annual total return
             n =     number of years
             ERV =   ending redeemable value of a hypothetical
                     $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                    P(1+T) (TO THE POWER OF n) = ATV SUB(D)

     where:  P =           a hypothetical initial payment of $1,000
             T =           average annual total return (after taxes on
                           distributions)
             n =           number of years
             ATV SUB(D)  = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                ---
                Cd

     where:  A =     dividends and interests earned during the period
             B =     expenses accrued for the period (net of
                     reimbursements);
             C =     average daily number of shares outstanding during the
                     period that were entitled to receive dividends; and
             D =     the maximum offering price per share on the last day
                     of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

            AVERAGE ANNUAL TOTAL RETURN
     ------------------------------------------
     ONE YEAR ENDING       INCEPTION TO
     AUGUST 31, 2004       AUGUST 31, 2004(1)
     ------------------------------------------




The current 30-day yield (annualized) for the fund for the period ended August 31, 2004, was ____%.


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to

----------

(1)  Annualized. The fund commenced operations on May 21, 2004.

perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             CORE OPPORTUNITIES FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                              3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                          3

  INVESTMENT STRATEGIES                                                                                   3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                    6
  SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   9
  INVESTMENT RESTRICTIONS                                                                                 9
  TEMPORARY DEFENSIVE POSITION                                                                           10
  PORTFOLIO TURNOVER                                                                                     10

MANAGEMENT OF THE FUND                                                                                   11

  BOARD OF TRUSTEES AND OFFICERS                                                                         11
  COMPENSATION                                                                                           15
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003         16
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                 17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                   17

  ADVISOR                                                                                                17
  ADMINISTRATOR                                                                                          18
  CUSTODIAN AND TRANSFER AGENT                                                                           19
  DISTRIBUTOR                                                                                            20
  CODE OF ETHICS                                                                                         20
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                               20
  INDEPENDENT ACCOUNTANTS                                                                                22
  LEGAL COUNSEL                                                                                          22

BROKERAGE PRACTICES AND COMMISSIONS                                                                      23

PRICING OF FUND SHARES                                                                                   24

TAXES                                                                                                    25

CALCULATION OF PERFORMANCE DATA                                                                          25

ADDITIONAL INFORMATION                                                                                   27

  SHAREHOLDER MEETINGS                                                                                   27
  CAPITALIZATION AND VOTING                                                                              27
  FEDERAL LAW AFFECTING STATE STREET                                                                     27
  PROXY VOTING POLICY                                                                                    27
  MASSACHUSETTS BUSINESS TRUST                                                                           27

FINANCIAL STATEMENTS                                                                                     28

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                               29

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA Core Opportunities Fund was formerly known as the SSgA Growth and Income Fund. The name change took effect on December 27, 2002.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE S&P 500(R) INDEX. The fund will measure its performance against the S&P 500(R) Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into "repurchase agreements." The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

     16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.

A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004                              2003                           2002
     ------------------------------------------------------------------------
                                       40.01%                         45.27%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment

     Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -  Trustee since 1988    -  Vice Chairman, Frank Russell Company (institutional    -  27
909 A Street              -  Interested Person        financial consultant);
Tacoma, WA 98402             of the SSgA Funds     -  Chairman of the Board, Frank Russell Investment
Age 65                       (as defined in the       Management Company (investment management); and
                             1940 Act) due to         Frank Russell Investment Company and Russell
                             his employment by        Investment Funds (registered investment companies);
                             the parent company    -  Chairman of the Board and Chief Executive Officer,
                             of the Administrator     Russell Fund Distributors, Inc. (mutual fund
                          -  Chairman of the          broker-dealer and underwriter) and Frank Russell
                             Board and President      Trust Company; and
                          -  Member, Governance    -  Director, Russell Insurance Agency, Inc. (manager of
                             Committee                investment companies); Frank Russell Investments
                          -  Member, Valuation        (UK) Limited (unit trust management); and Frank
                             Committee                Russell Asset Management (Cayman) II LLC (limited
                                                      partnership investment).

INDEPENDENT TRUSTEES


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -  Trustee since 1988    -  Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street      -  Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901         Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -  Member, Governance       Inc. (a registered investment advisor and provider
                             Committee                of financial and related consulting services);
                          -  Member, Valuation     -  Certified Financial Planner and Member, Financial
                             Committee                Planners Association; and
                                                   -  Registered Representative and Principal for
                                                      Securities with Cambridge Investment Research, Inc.,
                                                      Fairfield, Iowa.

Steven J. Mastrovich      -  Trustee since 1988    -  September 2000 to Present, Global Head of Structured   -  27
623 Clapboardtree         -  Member, Audit            Real Estate, J.P. Morgan Investment Management
Street                       Committee                (private real estate investment for clients
Westwood, MA 02090        -  Member, Governance       primarily outside of the US to locate private real
Age 48                       Committee                estate investments in the US);
                          -  Member, Valuation     -  January 2000 to September 2000, Managing Director,
                             Committee                HSBC Securities (USA) Inc. (banking and financial
                                                      services);
                                                   -  From 1998 to 2000, President, Key Global Capital,
                                                      Inc. (provider of equity and mezzanine capital to
                                                      real estate industry);
                                                   -  From 1997 to 1998, Partner, Squire, Sanders &
                                                      Dempsey (law firm); and
                                                   -  From 1994 to 1997,
                                                      Partner, Brown, Rudnick,
                                                      Freed & Gesmer (law firm).

Patrick J. Riley          -  Trustee since 1988    -  2003 to Present, Associate Justice, Commonwealth of    -  27
One Corporate Place       -  Member, Audit            Massachusetts Superior Court;
55 Ferncroft Road            Committee             -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -  Member, Governance       L.L.P. (law firm); and
Age 56                       Committee             -  Director, SSgA Cash Management Fund plc; and State
                          -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                             Committee                companies).

Richard D. Shirk          -  Trustee since 1988    -  March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE    -  Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877       Committee             -  1996 to March 2001, President and Chief Executive
Age 59                    -  Member, Governance       Officer, Cerulean Companies, Inc. (holding company);
                             Committee             -  1992 to March 2001, President and Chief Executive
                          -  Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                             Committee                association for independent Blue Cross and Blue
                                                      Shield health care plans);
                                                   -  1993 to November 2001, Chairman and Board Member,
                                                      Georgia Caring for Children Foundation

                                                      (private foundation);
                                                   -  November 1998 to Present, Board Member, Healthcare
                                                      Georgia Foundation (private foundation); and
                                                   -  September 2002 to Present, Board Member, Amerigroup
                                                      Corp. (managed health care).

Bruce D. Taber            -  Trustee since 1991    -  Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road         -  Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921            Committee                and services company); and
Age 61                    -  Member, Governance    -  Director, SSgA Cash Management Fund plc and State
                             Committee                Street Global Advisors Ireland, Ltd. (investment
                          -  Member, Valuation        companies).
                             Committee

Henry W. Todd             -  Trustee since 1988    -  Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive         -  Member, Audit            (flavorings manufacturer);
Montgomeryville, PA          Committee             -  President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -  Member, Governance       in vanilla flavoring); and
Age 57                       Committee             -  Director, SSgA Cash Management Fund plc and State
                          -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                             Committee                companies).


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -  Principal Executive   -  2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial       Officer and Chief        advisor);
Center                       Executive Officer     -  2001 to Present, Senior Principal, State Street Global Advisors; Managing
One Lincoln Street           since 2003               Director, Advisor Strategies (investment management);
Boston, MA 02111-2900                              -  1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                                and SSgA Latin America; and
                                                   -  1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold         -  Vice President and    -  Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                 Secretary since          Russell Company (institutional financial consultant);
Tacoma, WA 98402             1994;                 -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                    -  Chief Legal Officer      Investment Management Company (investment management), Frank Russell
                             since 2003               Capital Inc. (investment advisor of private equity funds), and Frank
                                                      Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                      Distributors, Inc. (mutual fund broker-dealer and underwriter);

                                                   -  Director, Secretary and Associate General Counsel, Frank Russell
                                                      Securities, Inc. (institutional brokerage firm); and
                                                   -  Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -  Vice President        -  2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial       since 2002               advisor);
Center                                             -  2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                    management);
Boston, MA 02111-2900                              -  1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                financial services);
                                                   -  2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -  Treasurer and         -  Director - Investment Operations, Frank Russell Investment Management
909 A Street                 Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402             Accounting Officer       company); and
Age 41                       since 2000            -  Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                      and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -  Chief Compliance      -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial       Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -  2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                    and
Boston, MA 02111-2900                              -  September 1985 to February 2001, Managing Director, Regulatory Compliance
Age 61                                                Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                     FISCAL 2004 TOTAL
                                                                COMPENSATION FROM FUND AND
                                    FISCAL 2004 AGGREGATE          FUND COMPLEX PAID TO
          NAME/POSITION             COMPENSATION FROM FUND               TRUSTEES
     ---------------------------------------------------------------------------------------
     Lynn L. Anderson,                     None                          None
     Chairman of the Board
     and President

     William L. Marshall,
     Trustee

     Steven J. Mastrovich, Trustee

     Patrick J. Riley, Trustee

     Richard D. Shirk, Trustee

     Bruce D. Taber, Trustee

     Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                              AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY SECURITIES IN
                                                                                                 ALL REGISTERED
                                                                                               INVESTMENT COMPANIES
                                                                                             OVERSEEN BY TRUSTEES IN
                                                                                               FAMILY OF INVESTMENT
       TRUSTEE                         DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND               COMPANIES
--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson,               Disciplined Equity Fund               $10,001-$50,000              $10,001-$50,000
Trustee                         Small Cap Fund                        $10,001-$50,000

William L. Marshall,            All Funds                             $0                                 $0
Trustee

Steven J. Mastrovich,           S&P 500 Index Fund                    $50,001-$100,000            $50,001-$100,000
Trustee

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000               Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection
                                Fund                                  $50,001-$100,000
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000             $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000             $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                 $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004                       2003                             2002
     --------------------------------------------------------------------------
                                $ 2,663,880                      $ 3,602,433



Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]

     2004                       2003                             2002
     --------------------------------------------------------------------------
                                $ 42,396                         $ 431,837



APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004                       2003                             2002
     --------------------------------------------------------------------------
                                $ 138,541                        $ 174,392


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     -----------------
     $ 287,389



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004                       2003                                  2002
     ---------------------------------------------------------------------------
                                $ 182,523                             $ 271,113



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]



     Advertising
     Printing
     Compensation to Dealers
     Compensation to Sales Personnel
     Other(1)


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004                       2003                                  2002
     ---------------------------------------------------------------------------
                                $ 84,148                              $ 105,954


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004                       2003                                  2000
     ---------------------------------------------------------------------------
                                $ 401,906                             $ 424,149



Of the total brokerage commissions paid, commissions received by an affiliated broker/dealer for fiscal 2004 were $_____. Of that amount, the percentage of affiliated brokerage to total brokerage for the fund was ___%.

The percentage of total affiliated transactions (relating to trading activity) to total transactions for the fund was ___% for fiscal 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]

                                         PRINCIPAL           COMMISSIONS
                                          ($000)                ($000)
                                     --------------------------------------



                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, the fund had net tax basis capital loss carryovers [TO BE UPDATED BY AMENDMENT]


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

     where:  P =           a hypothetical initial payment of $1,000
             T =           average annual total return
             n =           number of years
             ERV =         ending redeemable value of a hypothetical
                           $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where:  P =           a hypothetical initial payment of $1,000
             T =           average annual total return (after taxes on
                           distributions)
             n =           number of years
             ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.





                       AVERAGE ANNUAL TOTAL RETURN
     -----------------------------------------------------------------
     ONE YEAR ENDING       FIVE YEARS ENDING        TEN YEARS ENDING
     AUGUST 31, 2004       AUGUST 31, 2004          AUGUST 31, 2004(1)
     -----------------------------------------------------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

----------

(1)  The fund commenced operations on September 1, 1993.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:


  - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
  - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
  - Against offers when there are prospects for an enhanced bid or other bidders
  - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
  - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
  - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
  - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

  - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             CORE OPPORTUNITIES FUND

                                 CLASS R SHARES


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                          3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                      3

   INVESTMENT STRATEGIES                                                                              3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                               6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                              9
   INVESTMENT RESTRICTIONS                                                                            9
   TEMPORARY DEFENSIVE POSITION                                                                      10
   PORTFOLIO TURNOVER                                                                                10

MANAGEMENT OF THE FUND                                                                               11

   BOARD OF TRUSTEES AND OFFICERS                                                                    11
   COMPENSATION                                                                                      15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003    16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                            17

INVESTMENT ADVISORY AND OTHER SERVICES                                                               17

   ADVISOR                                                                                           17
   ADMINISTRATOR                                                                                     18
   CUSTODIAN AND TRANSFER AGENT                                                                      19
   DISTRIBUTOR                                                                                       20
   CODE OF ETHICS                                                                                    20
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                          20
   INDEPENDENT ACCOUNTANTS                                                                           22
   LEGAL COUNSEL                                                                                     22

BROKERAGE PRACTICES AND COMMISSIONS                                                                  22

PRICING OF FUND SHARES                                                                               24

TAXES                                                                                                25

CALCULATION OF PERFORMANCE DATA                                                                      25

ADDITIONAL INFORMATION                                                                               26

   SHAREHOLDER MEETINGS                                                                              26
   CAPITALIZATION AND VOTING                                                                         27
   FEDERAL LAW AFFECTING STATE STREET                                                                27
   PROXY VOTING POLICY                                                                               27
   MASSACHUSETTS BUSINESS TRUST                                                                      27

FINANCIAL STATEMENTS                                                                                 28

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                          29
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                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First
Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA Core Opportunities Fund was formerly known as the SSgA Growth and
Income Fund. The name change took effect on December 27, 2002.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE S&P 500(R) INDEX. The fund will measure its performance against the S&P
500(R) Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P
500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit
Bank, Farmers Home Administration, Export--Import Bank of the United States,
Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home
Loan Banks, General Services Administration, Maritime Administration, Tennessee
Development Bank, Student Loan Marketing Association, International Bank for
Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers

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(1)  With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

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whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement.
In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions.
Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests.
A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise.
Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

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ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.
Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market.
Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.



SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities.
Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

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INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility").
Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market
Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves.
The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another.
As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from

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purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options.
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract).
The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index.
Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made.
A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts.
Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase.
Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker.
This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily

                                        7
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basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as
"marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain.
In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts.
Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

                                        8

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into "repurchase agreements." The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

     16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rates during the fiscal years ended August 31:

[TO BE UPDATED BY AMENDMENT]



     2004
     ----------------



                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEE


                                                                                                              NUMBER OF
                          POSITION(S) WITH SSgA                                                               PORTFOLIOS IN FUND
                          FUNDS;                                                                              COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                  TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -  Trustee since 1988     -  Vice Chairman, Frank Russell Company (institutional    -  27
909 A Street                                           financial consultant);
Tacoma, WA 98402          -  Interested Person of
Age 65                       the SSgA Funds (as     -  Chairman of the Board, Frank Russell Investment
                             defined in the 1940       Management Company (investment management); and Frank
                             Act) due to his           Russell Investment Company and Russell Investment
                             employment by the         Funds (registered investment companies);
                             parent company of the
                             Administrator          -  Chairman of the Board and Chief Executive Officer,
                                                       Russell Fund Distributors, Inc. (mutual fund
                          -  Chairman of the Board     broker-dealer and underwriter) and Frank Russell
                             and President             Trust Company; and

                          -  Member, Governance     -  Director, Russell Insurance Agency, Inc. (manager of
                             Committee                 investment companies); Frank Russell Investments (UK)
                                                       Limited (unit trust management); and Frank Russell
                          -  Member, Valuation         Asset Management (Cayman) II LLC (limited partnership
                             Committee                 investment).

INDEPENDENT TRUSTEES


                                                                                                              NUMBER OF
                          POSITION(S) WITH SSgA                                                               PORTFOLIOS IN FUND
                          FUNDS;                                                                              COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                  TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -  Trustee since 1988     -  Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street                                   Marshall Associates, Inc., Wm. L. Marshall Companies,
Doylestown, PA 18901      -  Chairman, Audit           Inc. and the Marshall Financial Group, Inc. (a
Age 62                       Committee                 registered investment advisor and provider of
                                                       financial and related consulting services);
                          -  Member, Governance
                             Committee              -  Certified Financial Planner and Member, Financial
                                                       Planners Association; and
                          -  Member, Valuation
                             Committee              -  Registered Representative and Principal for
                                                       Securities with Cambridge Investment Research, Inc.,
                                                       Fairfield, Iowa.

Steven J. Mastrovich      -  Trustee since 1988     -  September 2000 to Present, Global Head of Structured   -  27
623 Clapboardtree                                      Real Estate, J.P. Morgan Investment Management
Street                    -  Member, Audit             (private real estate investment for clients primarily
Westwood, MA 02090           Committee                 outside of the US to locate private real estate
Age 48                                                 investments in the US);
                          -  Member, Governance
                             Committee              -  January 2000 to September 2000, Managing Director,
                                                       HSBC Securities (USA) Inc. (banking and financial
                          -  Member, Valuation         services);
                             Committee
                                                    -  From 1998 to 2000, President, Key Global Capital,
                                                       Inc. (provider of equity and mezzanine capital to
                                                       real estate industry);

                                                    -  From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                       (law firm); and

                                                    -  From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                       Gesmer (law firm).

Patrick J. Riley          -  Trustee since 1988     -  2003 to Present, Associate Justice, Commonwealth of    -  27
One Corporate Place                                    Massachusetts Superior Court;
55 Ferncroft Road         -  Member, Audit
Danvers, MA 01923            Committee              -  1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P.
Age 56                                                 (law firm); and
                          -  Member, Governance
                             Committee              -  Director, SSgA Cash Management Fund plc; and State
                                                       Street Global Advisors Ireland, Ltd. (investment
                          -  Member, Valuation         companies).
                             Committee

Richard D. Shirk          -  Trustee since 1988     -  March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE                                 Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877    -  Member, Audit
Age 59                       Committee              -  1996 to March 2001, President and Chief Executive
                                                       Officer, Cerulean Companies, Inc. (holding company);
                          -  Member, Governance
                             Committee              -  1992 to March 2001, President and Chief Executive

                                                       Officer, Blue Cross/Blue Shield of Georgia (trade
                          -  Member, Valuation         association for independent Blue Cross and Blue
                             Committee                 Shield health care plans);

                                                    -  1993 to November 2001, Chairman and Board Member,
                                                       Georgia Caring for Children Foundation (private
                                                       foundation);

                                                    -  November 1998 to Present, Board Member, Healthcare
                                                       Georgia Foundation (private foundation); and

                                                    -  September 2002 to Present, Board Member, Amerigroup
                                                       Corp. (managed health care).

Bruce D. Taber            -  Trustee since 1991     -  Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road                                      Industrial Control Systems (diversified technology
Boxford, MA 01921         -  Member, Audit             and services company); and
Age 61                       Committee
                                                    -  Director, SSgA Cash Management Fund plc and State
                          -  Member, Governance        Street Global Advisors Ireland, Ltd. (investment
                             Committee                 companies).

                          -  Member, Valuation
                             Committee

Henry W. Todd             -  Trustee since 1988     -  Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive                                      (flavorings manufacturer);
Montgomeryville, PA       -  Member, Audit
18936                        Committee              -  President and CEO, Zink & Triest Co., Inc. (dealer in
Age 57                                                 vanilla flavoring); and
                          -  Member, Governance
                             Committee              -  Director, SSgA Cash Management Fund plc and State
                                                       Street Global Advisors Ireland, Ltd. (investment
                          -  Member, Valuation         companies).
                             Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -  Principal Executive    -  2002 to Present, President, SSgA Funds Management,
State Street Financial       Officer and Chief         Inc. (investment advisor);
Center                       Executive Officer
One Lincoln Street           since 2003             -  2001 to Present, Senior Principal, State Street
Boston, MA 02111-2900                                  Global Advisors; Managing Director, Advisor
Age 39                                                 Strategies (investment management);

                                                    -  1999 to 2001, Principal, Head of Exchange Traded
                                                       Funds, Offshore Funds and SSgA Latin America; and

                                                    -  1993 to 1999, Principal, Head of Asset Allocation
                                                       Strategies.

J. David Griswold         -  Vice President and     -  Director - Global Regulatory Policy and Assistant
909 A Street                 Secretary since 1994;     Secretary, Frank Russell Company (institutional
Tacoma, WA 98402                                       financial consultant);
                          -  Chief Legal
                                                    -  Assistant Secretary and Associate General Counsel,
                                                       Frank Russell Investment Management Company (investment
                                                       management), Frank

Age 47                       Officer since 2003        Russell Capital Inc. (investment advisor of
                                                       private equity funds), and Frank Russell Investments
                                                       (Delaware), Inc. (member of general partner of
                                                       private equity funds);

                                                    -  Assistant Secretary and Associate General Counsel,
                                                       Russell Fund Distributors, Inc. (mutual fund
                                                       broker-dealer and underwriter);

                                                    -  Director, Secretary and Associate General Counsel,
                                                       Frank Russell Securities, Inc. (institutional
                                                       brokerage firm); and

                                                    -  Director, Frank Russell Canada Limited/Limitee
                                                       (institutional financial consultant).

James Ross                -  Vice President since   -  2001 to Present, Principal, SSgA Funds Management,
State Street Financial       2002                      Inc. (investment advisor);
Center
One Lincoln Street                                  -  2000 to Present, Principal, State Street Global
Boston, MA 02111-2900                                  Advisors (investment management);
Age 39
                                                    -  1992 to 2000, Vice President, State Street
                                                       Corporation (diversified financial services);

                                                    -  2000 to Present, Vice President, streetTRACKS Series
                                                       Trust (registered investment company).

Mark E. Swanson           -  Treasurer and          -  Director - Investment Operations, Frank Russell
909 A Street                 Principal Accounting      Investment Management Company (investment management)
Tacoma, WA 98402             Officer since 2000        and Frank Russell Trust Company (trust company); and
Age 41
                                                    -  Treasurer and Chief Accounting Officer, Frank Russell
                                                       Investment Company and Russell Investment Funds
                                                       (registered investment companies).

Peter A. Ambrosini        -  Chief Compliance       -  February 2001 to present, Senior Principal, Chief
State Street Financial       Officer since 2004        Compliance and Risk Management Officer, State Street
Center                                                 Global Advisors;
One Lincoln Street
Boston, MA 02111-2900                               -  2001 to present, Chief Compliance Officer, SSgA Funds
Age 61                                                 Management, Inc.; and

                                                    -  September 1985 to February 2001, Managing Director,
                                                       Regulatory Compliance Consulting Group,
                                                       PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]

                                                                 FISCAL 2003 TOTAL
                                                            COMPENSATION FROM FUND AND
                                   FISCAL 2003 AGGREGATE       FUND COMPLEX PAID TO
         NAME/POSITION            COMPENSATION FROM FUND             TRUSTEES
     ----------------------------------------------------------------------------------
     Lynn L. Anderson,                       None                          None
     Chairman of the Board
     and President

     William L. Marshall,                 $ 2,781                     $ 107,786
     Trustee

     Steven J. Mastrovich,                $ 2,778                     $ 107,021
     Trustee

     Patrick J. Riley,                    $ 2,758                     $ 104,399
     Trustee

     Richard D. Shirk,                    $ 2,794                     $ 108,155
     Trustee

     Bruce D. Taber, Trustee              $ 2,785                     $ 107,308

     Henry W. Todd, Trustee               $ 2,756                     $ 105,345


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                         AGGREGATE DOLLAR RANGE
                                                                                         OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED
                                                                                          INVESTMENT COMPANIES
                                                                                         OVERSEEN BY TRUSTEES IN
                                                                                          FAMILY OF INVESTMENT
            TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND               COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund        $10,001-$50,000               $10,001-$50,000

                                Small Cap Fund                 $10,001-$50,000

William L. Marshall, Trustee    All Funds                      $0                                   $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund             $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund            $10,001-$50,000                Over $100,000

                                Aggressive Equity Fund         $10,001-$50,000

                                International Stock Selection
                                Fund                           $50,001-$100,000

                                Emerging Markets Fund          $50,001-$100,000

                                Core Opportunities Fund        Over $100,000

                                Small Cap Fund                 Over $100,000

                                Disciplined Equity Fund        Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund            $10,001-$50,000               $10,001-$50,000


Bruce D. Taber, Trustee         Bond Market Fund               $10,001-$50,000               $50,001-$100,000

                                Disciplined Equity Fund        $10,001-$50,000


Henry W. Todd, Trustee          All Funds                      $0                                   $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


-


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.


The fund accrued the following expenses to Advisor for the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     ----------------




The Advisor has agreed to reimburse the fund for all expenses in excess of 1.60% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2005. This reimbursement amounted to $___ in fiscal 2004.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to Administrator for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     ----------------



CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The fund accrued the following expenses to the Distributor for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     ----------------




For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)
       Total



The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:
[TO BE UPDATED BY AMENDMENT]



     2004
     ----------------



INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund.


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The total brokerage commissions paid by the Advisor amounted to the following for the fiscal year ended August 31:

[TO BE UPDATED BY AMENDMENT]



     2004
     ----------------




Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:

[TO BE UPDATED BY AMENDMENT]



     2004
     ----------------




Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to ________% of the total. [TO BE UPDATED BY AMENDMENT]

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2004. [TO BE UPDATED BY AMENDMENT]

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                       PRINCIPAL           COMMISSIONS
                                        ($000)                ($000)
                                   --------------------------------------


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


[TAX LOSS INFO, IF ANY, TO BE UPDATED BY AMENDMENT]


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

      where: P =   a hypothetical initial payment of $1,000
             T =   average annual total return
             n =   number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

      where: P =           a hypothetical initial payment of $1,000
             T =           average annual total return (after taxes on
                           distributions)
             n =           number of years
             ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


[TO BE UPDATED BY AMENDMENT]



          AVERAGE ANNUAL TOTAL RETURNS
      -------------------------------------
      ONE YEAR ENDING    INCEPTION TO
      AUGUST 31, 2004    AUGUST 31, 2004(1)
      -------------------------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.


----------
(1)  Annualized. The fund commenced operations on May 21, 2004.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

  - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
  - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
  - Against offers when there are prospects for an enhanced bid or other bidders
  - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
  - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
  - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

  - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.


DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             DISCIPLINED EQUITY FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                          3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                      3

   INVESTMENT STRATEGIES                                                                              3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                               6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                              9
   INVESTMENT RESTRICTIONS                                                                            9
   TEMPORARY DEFENSIVE POSITION                                                                      10
   PORTFOLIO TURNOVER                                                                                10

MANAGEMENT OF THE FUND                                                                               11

   BOARD OF TRUSTEES AND OFFICERS                                                                    11
   COMPENSATION                                                                                      15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003    16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                            17

INVESTMENT ADVISORY AND OTHER SERVICES                                                               17

   ADVISOR                                                                                           17
   ADMINISTRATOR                                                                                     18
   CUSTODIAN AND TRANSFER AGENT                                                                      19
   DISTRIBUTOR                                                                                       20
   CODE OF ETHICS                                                                                    20
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                          20
   INDEPENDENT ACCOUNTANTS                                                                           22
   LEGAL COUNSEL                                                                                     22

BROKERAGE PRACTICES AND COMMISSIONS                                                                  22

PRICING OF FUND SHARES                                                                               24

TAXES                                                                                                25

CALCULATION OF PERFORMANCE DATA                                                                      26

ADDITIONAL INFORMATION                                                                               27

   SHAREHOLDER MEETINGS                                                                              27
   CAPITALIZATION AND VOTING                                                                         27
   FEDERAL LAW AFFECTING STATE STREET                                                                27
   PROXY VOTING POLICY                                                                               28
   MASSACHUSETTS BUSINESS TRUST                                                                      28

FINANCIAL STATEMENTS                                                                                 28

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                          29

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA Disciplined Equity Fund was formerly known as the SSgA Matrix Equity Fund. The name change took effect on June 1, 2001.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE S&P 500(R) INDEX. The fund will measure its performance against the S&P 500(R) Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004         2003         2002
     -------------------------------
                  28.15%       20.50%

The decrease in the 2002 turnover is due to reduced overall trading, the reduction in the number of names held by the fund and an increase in shareholder activity.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEE


                                                                                                              NUMBER OF
                          POSITION(S) WITH SSgA                                                               PORTFOLIOS IN FUND
                          FUNDS;                                                                              COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                  TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -  Trustee since 1988     -  Vice Chairman, Frank Russell Company (institutional    -  27
909 A Street                                           financial consultant);
Tacoma, WA 98402          -  Interested Person of
Age 65                       the SSgA Funds (as     -  Chairman of the Board, Frank Russell Investment
                             defined in the 1940       Management Company (investment management); and Frank
                             Act) due to his           Russell Investment Company and Russell Investment
                             employment by the         Funds (registered investment companies);
                             parent company of the
                             Administrator          -  Chairman of the Board and Chief Executive Officer,
                                                       Russell Fund Distributors, Inc. (mutual fund
                          -  Chairman of the Board     broker-dealer and underwriter) and Frank Russell
                             and President             Trust Company; and

                          -  Member, Governance     -  Director, Russell Insurance Agency, Inc. (manager of
                             Committee                 investment companies); Frank Russell Investments (UK)
                                                       Limited (unit trust management); and Frank Russell
                          -  Member, Valuation         Asset Management (Cayman) II LLC (limited partnership
                             Committee                 investment).


INDEPENDENT TRUSTEES


                                                                                                              NUMBER OF
                          POSITION(S) WITH SSgA                                                               PORTFOLIOS IN FUND
                          FUNDS;                                                                              COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                  TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -  Trustee since 1988     -  Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street                                   Marshall Associates, Inc., Wm. L. Marshall Companies,
                          -  Chairman, Audit           Inc. and the Marshall Financial Group,
                             Committee

Doylestown, PA 18901      -  Member, Governance        Inc. (a registered investment advisor and provider of
Age 62                       Committee                 financial and related consulting services);

                          -  Member, Valuation      -  Certified Financial Planner and Member, Financial
                             Committee                 Planners Association; and

                                                    -  Registered Representative and Principal for
                                                       Securities with Cambridge Investment Research, Inc.,
                                                       Fairfield, Iowa.

Steven J. Mastrovich      -  Trustee since 1988     -  September 2000 to Present, Global Head of Structured   -  27
623 Clapboardtree Street                               Real Estate, J.P. Morgan Investment Management
Westwood, MA 02090        -  Member, Audit             (private real estate investment for clients primarily
Age 48                       Committee                 outside of the US to locate private real estate
                                                       investments in the US);
                          -  Member, Governance
                             Committee              -  January 2000 to September 2000, Managing Director,
                                                       HSBC Securities (USA) Inc. (banking and financial
                          -  Member, Valuation         services);
                             Committee
                                                    -  From 1998 to 2000, President, Key Global Capital,
                                                       Inc. (provider of equity and mezzanine capital to
                                                       real estate industry);

                                                    -  From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                       (law firm); and

                                                    -  From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                       Gesmer (law firm).

Patrick J. Riley          -  Trustee since 1988     -  2003 to Present, Associate Justice, Commonwealth of    -  27
One Corporate Place                                    Massachusetts Superior Court;
55 Ferncroft Road         -  Member, Audit
Danvers, MA 01923            Committee              -  1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P.
Age 56                                                 (law firm); and
                          -  Member, Governance
                             Committee              -  Director, SSgA Cash Management Fund plc; and State
                                                       Street Global Advisors Ireland, Ltd. (investment
                          -  Member, Valuation         companies).
                             Committee

Richard D. Shirk          -  Trustee since 1988     -  March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE                                 Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877    -  Member, Audit
Age 59                       Committee              -  1996 to March 2001, President and Chief Executive
                                                       Officer, Cerulean Companies, Inc. (holding company);
                          -  Member, Governance
                             Committee              -  1992 to March 2001, President and Chief Executive
                                                       Officer, Blue Cross/Blue Shield of Georgia (trade
                          -  Member, Valuation         association for independent Blue Cross and Blue
                             Committee                 Shield health care plans);

                                                    -  1993 to November 2001, Chairman and Board Member,
                                                       Georgia Caring for Children Foundation (private
                                                       foundation);

                                                    -  November 1998 to Present, Board Member, Healthcare
                                                       Georgia Foundation (private foundation); and

                                                    -  September 2002 to Present, Board Member, Amerigroup
                                                       Corp. (managed health care).

Bruce D. Taber            -  Trustee since 1991     -  Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road                                      Industrial Control Systems (diversified technology
Boxford, MA 01921         -  Member, Audit             and services company); and
Age 61                       Committee
                                                    -  Director, SSgA Cash Management Fund plc and State
                          -  Member, Governance        Street Global Advisors Ireland, Ltd. (investment
                             Committee                 companies).

                          -  Member, Valuation
                             Committee

Henry W. Todd             -  Trustee since 1988     -  Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive                                      (flavorings manufacturer);
Montgomeryville,          -  Member, Audit
PA 18936                     Committee
Age 57                                              -  President and CEO, Zink & Triest Co., Inc. (dealer in
                          -  Member, Governance        vanilla flavoring); and
                             Committee
                                                    -  Director, SSgA Cash Management Fund plc and State
                          -  Member, Valuation         Street Global Advisors Ireland, Ltd. (investment
                             Committee                 companies).


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -  Principal Executive    -  2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial       Officer and Chief         advisor);
Center                       Executive Officer
One Lincoln Street           since 2003
Boston, MA 02111-2900                               -  2001 to Present, Senior Principal, State Street Global Advisors; Managing
Age 39                                                 Director, Advisor Strategies (investment management);

                                                    -  1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds and
                                                       SSgA Latin America; and

                                                    -  1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold         -  Vice President and     -  Director - Global Regulatory Policy and Assistant Secretary, Frank Russell
909 A Street                 Secretary since 1994;     Company (institutional financial consultant);
Tacoma, WA 98402
Age 47                    -  Chief Legal Officer
                             since 2003             -  Assistant Secretary and Associate General Counsel, Frank Russell Investment
                                                       Management Company (investment management), Frank Russell Capital Inc.
                                                       (investment advisor of private equity funds), and Frank Russell Investments
                                                       (Delaware), Inc. (member of general partner of private equity funds);

                                                    -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                       Distributors, Inc. (mutual fund broker-dealer and underwriter);

                                                    -  Director, Secretary and Associate General Counsel, Frank Russell
                                                       Securities, Inc. (institutional brokerage firm); and

                                                    -  Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -  Vice President since   -  2001 to Present, Principal, SSgA Funds Management, Inc. (investment
                             2002                      advisor);

State Street Financial
Center
One Lincoln Street                                  -  2000 to Present, Principal, State Street Global Advisors (investment
Boston, MA 02111-2900                                  management);
Age 39
                                                    -  1992 to 2000, Vice President, State Street Corporation (diversified financial services);

                                                    -  2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -  Treasurer and          -  Director - Investment Operations, Frank Russell Investment Management
909 A Street                 Principal Accounting      Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402             Officer since 2000        company); and
Age 41
                                                    -  Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                       and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -  Chief Compliance       -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial       Officer since 2004        Management Officer, State Street Global Advisors;
Center
One Lincoln Street
Boston, MA 02111-2900                               -  2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.; and
Age 61

                                                    -  September 1985 to February 2001, Managing Director, Regulatory Compliance
                                                       Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                 FISCAL 2004 TOTAL
                                                            COMPENSATION FROM FUND AND
                                   FISCAL 2004 AGGREGATE       FUND COMPLEX PAID TO
     NAME/POSITION                COMPENSATION FROM FUND             TRUSTEES
     ----------------------------------------------------------------------------------
     Lynn L. Anderson,                     None                        None
     Chairman of the Board
     and President

     William L. Marshall,
     Trustee

     Steven J. Mastrovich,
     Trustee

     Patrick J. Riley, Trustee

     Richard D. Shirk, Trustee

     Bruce D. Taber,
     Trustee

     Henry W. Todd,
     Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                         AGGREGATE DOLLAR RANGE
                                                                                         OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED
                                                                                          INVESTMENT COMPANIES
                                                                                         OVERSEEN BY TRUSTEES IN
                                                                                          FAMILY OF INVESTMENT
            TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND               COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund        $10,001-$50,000               $10,001-$50,000

                                Small Cap Fund                 $10,001-$50,000

William L. Marshall, Trustee    All Funds                      $0                                   $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund             $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund            $10,001-$50,000                Over $100,000

                                Aggressive Equity Fund         $10,001-$50,000

                                International Stock Selection  $50,001-$100,000
                                Fund

                                Emerging Markets Fund          $50,001-$100,000

                                Core Opportunities Fund        Over $100,000

                                Small Cap Fund                 Over $100,000

                                Disciplined Equity Fund        Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund            $10,001-$50,000               $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund               $10,001-$50,000               $50,001-$100,000

                                Disciplined Equity Fund        $10,001-$50,000

Henry W. Todd, Trustee          All Funds                      $0                                   $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]

-


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004          2003          2002
     ----------------------------------------
                   $  1,024,922  $  2,216,978



Through December 31, 2011, the Advisor has contractually agreed to waive .50% of its advisory fee, which amounted to the following for the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004          2003          2002
     ----------------------------------------
                   $    434,929  $  1,477,985

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004          2003          2002
     ----------------------------------------
                   $    105,302  $    132,489


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


     2002
     -------------------
     $     47,497

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004          2003          2002
     ----------------------------------------
                   $     74,636  $     37,099



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]


       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)
       Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004          2003          2002
     ----------------------------------------
                   $     58,899  $     73,899


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004          2003          2002
     ----------------------------------------
                   $    183,993  $    147,942



Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]


     2003          2002          2001
     ----------------------------------------
     $     52,339  $     28,697  $     66,280


Relating to the total brokerage commissions paid by the Advisor for fiscal 2003, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to ______% of the total. No other commissions were received by an affiliated broker/dealer for the fiscal year ended August 31, 2004.

The percentage of transactions (relating to trading activity) effected through an affiliated broker/dealer as a percentage of total transactions was ____% for the fiscal period ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                       PRINCIPAL           COMMISSIONS
                                        ($000)                ($000)
                                   --------------------------------------




                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.


                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT]


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                                P(1+T) (TO THE POWER OF n) = ERV

      where: P =   a hypothetical initial payment of $1,000
             T =   average annual total return
             n =   number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                P(1+T)(TO THE POWER OF n) = ATV SUB (D)

      where: P =           a hypothetical initial payment of $1,000
             T =           average annual total return (after taxes on
                           distributions)
             n =           number of years
             ATV SUB (D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                     AVERAGE ANNUAL TOTAL RETURNS
      ---------------------------------------------------------
      ONE YEAR ENDED     FIVE YEARS ENDED    TEN YEARS ENDED
      AUGUST 31, 2004    AUGUST 31, 2004     AUGUST 31, 2004(1)
      ---------------------------------------------------------




                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


----------

(1)  The fund commenced operations on May 4, 1992.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation -- committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                              EMERGING MARKETS FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                   3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                               3

   INVESTMENT STRATEGIES                                                       3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                        7
   INVESTMENT RISKS                                                           10
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                      11
   INVESTMENT RESTRICTIONS                                                    11
   TEMPORARY DEFENSIVE POSITION                                               12
   PORTFOLIO TURNOVER                                                         13

MANAGEMENT OF THE FUND                                                        13

   BOARD OF TRUSTEES AND OFFICERS                                             13
   COMPENSATION                                                               17
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR
   YEAR ENDED DECEMBER 31, 2003                                               18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                     19

INVESTMENT ADVISORY AND OTHER SERVICES                                        19

   ADVISOR                                                                    19
   ADMINISTRATOR                                                              21
   CUSTODIAN AND TRANSFER AGENT                                               22
   DISTRIBUTOR                                                                22
   CODE OF ETHICS                                                             22
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                   23
   INDEPENDENT ACCOUNTANTS                                                    25
   LEGAL COUNSEL                                                              25

BROKERAGE PRACTICES AND COMMISSIONS                                           25

PRICING OF FUND SHARES                                                        26

TAXES                                                                         27

CALCULATION OF PERFORMANCE DATA                                               28

ADDITIONAL INFORMATION                                                        29

   SHAREHOLDER MEETINGS                                                       29
   CAPITALIZATION AND VOTING                                                  29
   FEDERAL LAW AFFECTING STATE STREET                                         29
   PROXY VOTING POLICY                                                        30
   MASSACHUSETTS BUSINESS TRUST                                               30

FINANCIAL STATEMENTS                                                          30

APPENDIX - DESCRIPTION OF SECURITIES RATINGS                                  31

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                   33

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES


To the extent consistent with its fundamental investment objective and restrictions, the fund may invest in the following instruments and utilize the following investment techniques:

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.


FOREIGN CURRENCY RISK. A fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.


AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,

(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

INTEREST RATE TRANSACTIONS. The fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or it liabilities. The fund will usually enter into interest rate swaps on a net basis., i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. When the fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. The net amount of the excess, if any, of the fund's obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's Custodian. To the extent that the fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the fund's obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. The fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a fund will diminish compared to what it would have been if this investment technique was not used.

The fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between its right to receive interest on its portfolio securities and its right and obligation to receive and pay interest pursuant to interest rate swaps.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

To gain additional market exposure, the Emerging Markets Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, the manager uses similar analysis to the equity swap procedure in selecting appropriate counterparties.


DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, emerging markets governments, their agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts or option on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

     8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the fund's net assets. Included in such amount, but not to exceed 2% of the value of the fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

In addition, the fund trades more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for the fund. However, the fund does not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.


The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                2003                 2002
        -----------------------------------------------
                            88.02%               92.10%


                            MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors;
     (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEE


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street                                            (institutional financial consultant);
Tacoma, WA 98402          -    Interested Person   -    Chairman of the Board, Frank Russell Investment
Age 65                         of the SSgA Funds        Management Company (investment management); and
                               (as defined in           Frank Russell Investment Company and Russell
                               the 1940 Act) due        Investment Funds (registered investment companies);
                               to his employment   -    Chairman of the Board and Chief Executive
                               by

                               the parent               Officer, Russell Fund Distributors, Inc. (mutual
                               company of the           fund broker-dealer and underwriter) and Frank
                               Administrator            Russell Trust Company; and
                          -    Chairman of the     -    Director, Russell Insurance Agency, Inc. (manager
                               Board and                of investment companies); Frank Russell
                               President                Investments (UK) Limited (unit trust management);
                          -    Member,                  and Frank Russell Asset Management (Cayman) II LLC
                               Governance               (limited partnership investment).
                               Committee
                          -    Member, Valuation
                               Committee


INDEPENDENT TRUSTEES


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;

55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial         Executive Officer        advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street Global Advisors;
One Lincoln Street             Executive Officer        Managing Director, Advisor Strategies (investment management);
Boston, MA  02111-2900         since 2003          -    1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                                  and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA  98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                    -    Chief Legal              Investment Management Company (investment management), Frank Russell
                               Officer since 2003       Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -    Assistant Secretary and Associate General Counsel, Russell Fund
                                                        Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA  02111-2900                             -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA  98402              Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA  02111-2900                             -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                  FISCAL 2004 TOTAL
                                                              COMPENSATION FROM FUND AND
                                  FISCAL 2004 AGGREGATE         FUND COMPLEX PAID TO
            NAME/POSITION        COMPENSATION FROM FUND              TRUSTEES
       ----------------------------------------------------------------------------------
       Lynn L. Anderson,                    None                           None
       Chairman of the Board
       and President

       William L. Marshall,
       Trustee

       Steven J. Mastrovich,
       Trustee

       Patrick J. Riley,
       Trustee

       Richard D. Shirk,
       Trustee

       Bruce D. Taber,
       Trustee

       Henry W. Todd,
       Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN
                                                                                                      ALL REGISTERED
                                                                                                   INVESTMENT COMPANIES
                                                                                                 OVERSEEN BY TRUSTEES IN
                                                                                                   FAMILY OF INVESTMENT
           TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                       COMPANIES
Lynn L. Anderson,               Disciplined Equity Fund               $10,001-$50,000                 $10,001-$50,000
Trustee
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall,            All Funds                             $0                                     $0
Trustee

Steven J. Mastrovich,           S&P 500 Index Fund                    $50,001-$100,000                $50,001-$100,000
Trustee

Patrick J. Riley,               Special Equity Fund                   $10,001-$50,000                  Over $100,000
Trustee
                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection         $50,001-$100,000
                                Fund

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk,               Special Equity Fund                   $10,001-$50,000                  $10,001-$50,000
Trustee

Bruce D. Taber,                 Bond Market Fund                      $10,001-$50,000                 $50,001-$100,000
Trustee
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                     $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]

-


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory

Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004            2003                 2002
     --------------------------------------------------
                     $ 2,992,650          $ 3,011,036



Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.25% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004            2003                 2002
     --------------------------------------------------
                     $ 400,431            778,098



APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004            2003                 2002
     --------------------------------------------------
                     $ 306,053            $ 338,824


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the international funds:


- Portfolio Administration. $0 up to $100 million--0.05%, $100 million to $200 million--0.03%; over $200 million--.02% (annual charge, billed and payable monthly, based on average daily net assets);

-    Additional Classes of Shares--$18,000 per class;

- Global Custody and Settlement: Comprised of asset charges and transactions charges by country in five different groups. Asset charges ranging from .06% to .40% for the first $50 million and from .05% to .40% over $50 million. Transaction charges ranging from $25 to $150;

- Portfolio Transactions (for each line item processed). DTC--$6; Fed book entry trade-$10; Physical settlements and all other trades--$25; option trading and futures trading--$25; option expiration or exercised--$15; Income Fed wires--$4.70; Outgoing Fed wires $4.55;

- Pricing. Monthly pricing fees of $375 per international investment portfolio and from $6 to $10 per security, depending on the type of instrument and the pricing service used; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


     2002
     ----------------
     $ 271,455



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004              2003                  2002
     --------------------------------------------------
                       $ 282,456             $ 344,561



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]



     Advertising
     Printing
     Compensation to Dealers
     Compensation to Sales Personnel
     Other(1)
     Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     2004              2003                  2002
     --------------------------------------------------
                       $ 99,589              $ 100,176


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004              2003                  2002
     ---------------------------------------------------
                       $ 9,002,654           $ 1,455,605



The principal reasons for changes in the brokerage commissions for 2003 and 2003 were: (1) changes in fund asset size; and (2) changes in market conditions. [SSFM PLEASE CONFIRM]

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                       PRINCIPAL           COMMISSIONS
                        ($000)                ($000)
                       -------------------------------



                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT]


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =         a hypothetical initial payment of $1,000
                    T =         average annual total return
                    n =         number of years
                    ERV =       ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                        P(1+T)(TO THE POWER OF n) = ATV SUB (D)

       where:  P =              a hypothetical initial payment of $1,000
               T =              average annual total return (after taxes on
                                distributions)
               n =              number of years
               ATV SUB (D) =    ending value of a hypothetical $1,000 payment
                                made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.





                     AVERAGE ANNUAL TOTAL RETURNS
     ------------------------------------------------------------
     ONE YEAR ENDING     FIVE YEARS ENDING     TEN YEARS ENDING
     AUGUST 31, 2004     AUGUST 31, 2004       AUGUST 31, 2004(1)
     ------------------------------------------------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

----------

(1) The fund commenced operations on March 1, 1994.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.


Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

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                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     - Establishment of classified boards of directors - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV.  FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent
with our    proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:


     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:


     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:




     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation -- committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                              HIGH YIELD BOND FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                   3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                               3

   INVESTMENT STRATEGIES                                                       3
   RISK FACTORS - LOWER RATED DEBT SECURITIES                                  8
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                        8
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                      11
   INVESTMENT RESTRICTIONS                                                    11
   TEMPORARY DEFENSIVE POSITION                                               12
   PORTFOLIO TURNOVER                                                         12

MANAGEMENT OF THE FUND                                                        13

   BOARD OF TRUSTEES AND OFFICERS                                             13
   COMPENSATION                                                               17
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR
   YEAR ENDED DECEMBER 31, 2003                                               18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                     19

INVESTMENT ADVISORY AND OTHER SERVICES                                        19

   ADVISOR                                                                    19
   ADMINISTRATOR                                                              20
   CUSTODIAN AND TRANSFER AGENT                                               21
   DISTRIBUTOR                                                                21
   CODE OF ETHICS                                                             21
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                   22
   INDEPENDENT ACCOUNTANTS                                                    24
   LEGAL COUNSEL                                                              24

BROKERAGE PRACTICES AND COMMISSIONS                                           24

PRICING OF FUND SHARES                                                        25

TAXES                                                                         26

CALCULATION OF PERFORMANCE DATA                                               27

ADDITIONAL INFORMATION                                                        28

   SHAREHOLDER MEETINGS                                                       28
   CAPITALIZATION AND VOTING                                                  28
   FEDERAL LAW AFFECTING STATE STREET                                         29
   PROXY VOTING POLICY                                                        29
   MASSACHUSETTS BUSINESS TRUST                                               29

FINANCIAL STATEMENTS                                                          30

APPENDIX- DESCRIPTION OF SECURITIES RATINGS                                   31

   RATINGS OF DEBT INSTRUMENTS                                                31
   RATINGS OF COMMERCIAL PAPER                                                32

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                   34

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

LEHMAN BROTHERS HIGH YIELD BOND INDEX. The High Yield Bond Fund will measure its performance against the Lehman Brothers High Yield Bond Index (the Index). The modified adjusted duration of the Index as of August 31, 2003, was 4.82 years. The Index includes fixed rate, public nonconvertible, noninvestment-grade issuers registered with the SEC that are rated Ba1 or lower by Moody's Investors Service ("Moody's). If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's Rating Group (S&P), or by Fitch's Investors Service (Fitch) if an S&P rating is unavailable. A small number of unrated bonds is included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

HIGH RISK, HIGH YIELD BONDS. The fund will invest in high risk, high yield bonds. Securities rated below BBB by S&P or Baa by Moody's involve greater risks, including credit and liquidity risk, than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the securities are vulnerable to non-payment and represents the lowest degree of speculation within the non-investment grade universe; and D indicates the bonds have failed to pay interest or principal and represents the highest degree of speculation. Please see "Risk Factors - Lower Rated Debt Securities" in this SAI.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.



FORWARD CURRENCY TRANSACTIONS. The fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the fund takes a short position in a forward currency contract, the fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the fund "covers" a forward currency position generally by entering into an offsetting position. The transaction costs to the fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

RISK FACTORS - LOWER RATED DEBT SECURITIES

On the whole, issuers of non-investment grade debt have higher financial leverage and are smaller, as measured by total revenues and total market value, than issuers of investment grade debt. This higher leverage and smaller issuer size makes lower rated debt securities more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities may be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of the fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the fund was investing only in investment grade securities.

The fund's Advisor may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Please see the Appendix for a description of securities ratings.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 9 are fundamental and restrictions 10 and 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]

        2004                 2003                 2002
        -----------------------------------------------
                            148.72%              149.45%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEE


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA  98402              of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

INDEPENDENT TRUSTEES


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA  02090       -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA  01923        -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA  30319-2877        Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and

                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA  01921             Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial         Executive Officer        advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street Global Advisors;
One Lincoln Street             Executive Officer        Managing Director, Advisor Strategies (investment management);
Boston, MA  02111-2900         since 2003          -    1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                                  and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA  98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                    -    Chief Legal              Investment Management Company (investment management), Frank Russell
                               Officer since 2003       Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -    Assistant Secretary and Associate General Counsel, Russell Fund
                                                        Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA  02111-2900                             -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA  98402              Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA  02111-2900                             -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                  FISCAL 2004 TOTAL
                                                              COMPENSATION FROM FUND AND
                                  FISCAL 2004 AGGREGATE         FUND COMPLEX PAID TO
            NAME/POSITION        COMPENSATION FROM FUND              TRUSTEES
       ----------------------------------------------------------------------------------
       Lynn L. Anderson,
       Chairman of the Board
       and President                        None                          None

       William L. Marshall,
       Trustee

       Steven J. Mastrovich,
       Trustee

       Patrick J. Riley,
       Trustee

       Richard D. Shirk,
       Trustee

       Bruce D. Taber,
       Trustee

       Henry W. Todd,
       Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN
                                                                                                      ALL REGISTERED
                                                                                                   INVESTMENT COMPANIES
                                                                                                 OVERSEEN BY TRUSTEES IN
                                                                                                   FAMILY OF INVESTMENT
           TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                       COMPANIES
Lynn L. Anderson,               Disciplined Equity Fund               $10,001-$50,000                 $10,001-$50,000
Trustee
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall,            All Funds                             $0                                     $0
Trustee

Steven J. Mastrovich,           S&P 500 Index Fund                    $50,001-$100,000                $50,001-$100,000
Trustee

Patrick J. Riley,               Special Equity Fund                   $10,001-$50,000                  Over $100,000
Trustee
                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection         $50,001-$100,000
                                Fund

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk,               Special Equity Fund                   $10,001-$50,000                 $10,001-$50,000
Trustee

Bruce D. Taber,                 Bond Market Fund                      $10,001-$50,000                 $50,001-$100,000
Trustee
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd,                  All Funds                             $0                                     $0
Trustee

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]



                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004              2003                  2002
     --------------------------------------------------
                       $ 353,082             $ 171,620



Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .75% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004                2003                 2002
     --------------------------------------------------
                         $ 0                  $ 0

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004                2003                 2002
     --------------------------------------------------
                       $ 67,939              $ 49,144


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


      2002
      ----
      $ 19,716

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004              2003                  2002
     ---------------------------------------------------
                       $ 147,966             $ 18,752



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)
       Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]


     2004              2003                  2002
     ---------------------------------------------------
     $ 27,903          $ 12,933              $ 10,084

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                    PRINCIPAL
                                     ($000)
                                   -----------



The fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


At August 31, 2003, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT]


FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =    a hypothetical initial payment of $1,000
                    T =    average annual total return
                    n =    number of years
                    ERV =  ending redeemable value of a hypothetical
                           $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period
                           (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                        P(1+T)(TO THE POWER OF n) = ATV SUB(D)

       where:  P =           a hypothetical initial payment of $1,000
               T =           average annual total return (after taxes on
                             distributions)
               n =           number of years
               ATV SUB(D)=   ending value of a hypothetical $1,000 payment made
                             at the beginning of the 1-, 5- or 10-year periods
                             (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2[(a-b+1)(6 TO THE POWER OF)-1]
                      ---
                      Cd

           where:  A =     dividends and interests earned during the period

                   B =     expenses accrued for the period (net of
                           reimbursements);

                   C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                   D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.





                     AVERAGE ANNUAL TOTAL RETURNS
     ------------------------------------------------------------
     ONE YEAR ENDING     FIVE YEARS ENDING     INCEPTION TO
     AUGUST 31, 2004     AUGUST 31, 2004       AUGUST 31, 2004(1)




The current 30-day yield (annualized) for the fund for the period ended August 31, 2004 was _____%.


----------
(1) Annualized. The fund commenced operations on May 1, 1998.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX- DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

       Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

       A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

       Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

       Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

       B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

       CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

       CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

       C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

       C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

       D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       -    Leading market positions in well-established industries.

       -    High rates of return on funds employed.

       - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

  - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  - Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

       A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

       F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

       F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING




For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

       - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
       -    Approval of auditors - Directors' and auditors' compensation
       -    Directors' liability and indemnification
       -    Discharge of board members and auditors
       -    Financial statements and allocation of income
       - Dividend payouts that are greater than or equal to country and industry standards
       -    Authorization of share repurchase programs
       -    General updating of or corrective amendments to charter
       -    Change in Corporation Name
       -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

       - Capitalization changes which eliminate other classes of stock and voting rights
       - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
       - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
       -    Elimination of "poison pill" rights
       - Stock purchase plans with an exercise price of not less that 85% of fair market value
       -    Stock option plans which are incentive based and not excessive
       -    Other stock-based plans which are appropriately structured
       -    Reductions in super-majority vote requirements
       -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

       - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
       - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
       - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
       - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
       -    Elimination of Shareholders' Right to Call Special Meetings
       - Establishment of classified boards of directors - Reincorporation in a state which has more stringent anti-takeover and related provisions
       - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

       -    Excessive compensation
       - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
       -    Adjournment of Meeting to Solicit Additional Votes
       - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
       - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

       - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
       - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
       - Against offers when there are prospects for an enhanced bid or other bidders
       - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

       -    Requirements that auditors attend the annual meeting of shareholders
       -    Establishment of an annual election of the board of directors
       - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
       - Mandates that amendments to bylaws or charters have shareholder approval
       -    Mandates that shareholder-rights plans be put to a vote or repealed
       -    Establishment of confidential voting
       - Expansions to reporting of financial or compensation-related information, within reason
       -    Repeals of various anti-takeover related provisions
       -    Reduction or elimination of super-majority vote requirements
       -    Repeals or prohibitions of "greenmail" provisions
       -    "Opting-out" of business combination provisions
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

       - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
       - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
       - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

       - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

       -    Limits to tenure of directors
       - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
       -    Restoration of cumulative voting in the election of directors
       - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
       - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
       - Proposals which require inappropriate endorsements or corporate actions
       - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
       - Proposal asking companies to adopt full tenure holding periods for their executives.
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                 IAM SHARES FUND

                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                  3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                              3

   INVESTMENT STRATEGIES                                                      3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                       6
   INVESTMENT RISKS                                                           8
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                      8
   INVESTMENT RESTRICTIONS                                                    8
   TEMPORARY DEFENSIVE POSITION                                               9
   PORTFOLIO TURNOVER                                                         9

MANAGEMENT OF THE FUND                                                       10

   BOARD OF TRUSTEES AND OFFICERS                                            10
   COMPENSATION                                                              14
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR
   YEAR ENDED DECEMBER 31, 2003                                              15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                    16

INVESTMENT ADVISORY AND OTHER SERVICES                                       16

   ADVISOR                                                                   16
   ADMINISTRATOR                                                             17
   CUSTODIAN AND TRANSFER AGENT                                              18
   DISTRIBUTOR                                                               18
   CODE OF ETHICS                                                            18
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                  19
   INDEPENDENT ACCOUNTANTS                                                   21
   LEGAL COUNSEL                                                             21

BROKERAGE PRACTICES AND COMMISSIONS                                          21

PRICING OF FUND SHARES                                                       22

TAXES                                                                        23

CALCULATION OF PERFORMANCE DATA                                              24

ADDITIONAL INFORMATION                                                       25

   SHAREHOLDER MEETINGS                                                      25
   CAPITALIZATION AND VOTING                                                 25
   FEDERAL LAW AFFECTING STATE STREET                                        25
   PROXY VOTING POLICY                                                       25
   MASSACHUSETTS BUSINESS TRUST                                              26

FINANCIAL STATEMENTS                                                         26

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                   27

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions. The prospectus contains more detailed information on the investment objective, risks and strategy of the IAM SHARES Fund and should be carefully reviewed prior to investing. The IAM SHARES Fund seeks to achieve its investment objective of maximizing the fund's total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM companies).

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE S&P 500(R) INDEX. The fund will measure its performance against the S&P 500(R) Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

The ADRs chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

OPTIMIZATION MODEL AND RISK. The fund will utilize an optimization model to implement its investment strategy. Under normal market conditions, the fund will remain fully exposed to the equity markets at all times. As the equity market rises or declines, the fund is expected to do likewise. Therefore, there is the risk that investing in the fund could result in a loss of capital.

FOREIGN INVESTMENTS. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls, and currency fluctuations during the settlement period.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and may be changed only with the approval of a majority of the shareholders of the fund. Restrictions 12 through 15 are nonfundamental and may be changed by the fund with the approval of the fund's board of trustees but without shareholder consent. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may (i) lend cash to any registered investment company or portfolio series for which the fund's Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder and (ii) lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the Investment Company Act of 1940 (1940 Act).

10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.

A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                   2003                     2002
        -------------------------------------------------------
                                  4.95%                    9.44%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment

     Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -  Trustee since 1988    -  Vice Chairman, Frank Russell Company (institutional    -  27
909 A Street              -  Interested Person        financial consultant);
Tacoma, WA 98402             of the SSgA Funds     -  Chairman of the Board, Frank Russell Investment
Age 65                       (as defined in the       Management Company (investment management); and
                             1940 Act) due to         Frank Russell Investment Company and Russell
                             his employment by        Investment Funds (registered investment companies);
                             the parent company    -  Chairman of the Board and Chief Executive Officer,
                             of the Administrator     Russell Fund Distributors, Inc. (mutual fund
                          -  Chairman of the          broker-dealer and underwriter) and Frank Russell
                             Board and President      Trust Company; and
                          -  Member, Governance    -  Director, Russell Insurance Agency, Inc. (manager of
                             Committee                investment companies); Frank Russell Investments
                          -  Member, Valuation        (UK) Limited (unit trust management); and Frank
                             Committee                Russell Asset Management (Cayman) II LLC (limited
                                                      partnership investment).

INDEPENDENT TRUSTEES


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -  Trustee since 1988    -  Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street      -  Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901         Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -  Member, Governance       Inc. (a registered investment advisor and provider
                             Committee                of financial and related consulting services);
                          -  Member, Valuation     -  Certified Financial Planner and Member, Financial
                             Committee                Planners Association; and
                                                   -  Registered Representative and Principal for
                                                      Securities with Cambridge Investment Research, Inc.,
                                                      Fairfield, Iowa.

Steven J. Mastrovich      -  Trustee since 1988    -  September 2000 to Present, Global Head of Structured   -  27
623 Clapboardtree Street  -  Member, Audit            Real Estate, J.P. Morgan Investment Management
Westwood, MA 02090           Committee                (private real estate investment for clients
Age 48                    -  Member, Governance       primarily outside of the US to locate private real
                             Committee                estate investments in the US);
                          -  Member, Valuation     -  January 2000 to September 2000, Managing Director,
                             Committee                HSBC Securities (USA) Inc. (banking and financial
                                                      services);
                                                   -  From 1998 to 2000, President, Key Global Capital,
                                                      Inc. (provider of equity and mezzanine capital to
                                                      real estate industry);
                                                   -  From 1997 to 1998, Partner, Squire, Sanders &
                                                      Dempsey (law firm); and
                                                   -  From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                      Gesmer (law firm).

Patrick J. Riley          -  Trustee since 1988    -  2003 to Present, Associate Justice, Commonwealth of    -  27
One Corporate Place       -  Member, Audit            Massachusetts Superior Court;
55 Ferncroft Road            Committee             -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -  Member, Governance       L.L.P. (law firm); and
Age 56                       Committee             -  Director, SSgA Cash Management Fund plc; and State
                          -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                             Committee                companies).

Richard D. Shirk          -  Trustee since 1988    -  March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE    -  Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877       Committee             -  1996 to March 2001, President and Chief Executive
Age 59                    -  Member, Governance       Officer, Cerulean Companies, Inc. (holding company);
                             Committee             -  1992 to March 2001, President and Chief Executive
                          -  Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                             Committee                association for independent Blue Cross and Blue
                                                      Shield health care plans);
                                                   -  1993 to November 2001, Chairman and Board Member,
                                                      Georgia Caring for Children Foundation (private
                                                      foundation);
                                                   -  November 1998 to Present, Board Member, Healthcare
                                                      Georgia Foundation (private foundation); and
                                                   -  September 2002 to Present, Board Member,

                                                      Amerigroup Corp. (managed health care).

Bruce D. Taber            -  Trustee since 1991    -  Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road         -  Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921            Committee                and services company); and
Age 61                    -  Member, Governance    -  Director, SSgA Cash Management Fund plc and State
                             Committee                Street Global Advisors Ireland, Ltd. (investment
                          -  Member, Valuation        companies).
                             Committee

Henry W. Todd             -  Trustee since 1988    -  Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive         -  Member, Audit            (flavorings manufacturer);
Montgomeryville, PA          Committee             -  President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -  Member, Governance       in vanilla flavoring); and
Age 57                       Committee             -  Director, SSgA Cash Management Fund plc and State
                          -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                             Committee                companies).


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -  Principal Executive   -  2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial       Officer and Chief        advisor);
Center                       Executive Officer     -  2001 to Present, Senior Principal, State Street Global Advisors; Managing
One Lincoln Street           since 2003               Director, Advisor Strategies (investment management);
Boston, MA 02111-2900                              -  1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                                and SSgA Latin America; and
                                                   -  1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold         -  Vice President and    -  Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                 Secretary since          Russell Company (institutional financial consultant);
Tacoma, WA 98402             1994;                 -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                    -  Chief Legal Officer      Investment Management Company (investment management), Frank Russell
                             since 2003               Capital Inc. (investment advisor of private equity funds), and Frank
                                                      Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                      Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -  Director, Secretary and Associate General Counsel, Frank Russell
                                                      Securities, Inc. (institutional brokerage firm); and
                                                   -  Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -  Vice President        -  2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial       since 2002               advisor);
Center                                             -  2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                    management);
Boston, MA 02111-2900                              -  1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                financial services);
                                                   -  2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -  Treasurer and         -  Director - Investment Operations, Frank Russell Investment Management
909 A Street                 Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402             Accounting Officer       company); and
Age 41                       since 2000            -  Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                      and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -  Chief Compliance      -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial       Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -  2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                    and
Boston, MA 02111-2900                              -  September 1985 to February 2001, Managing Director, Regulatory Compliance
Age 61                                                Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                                    FISCAL 2004 TOTAL
                                                                               COMPENSATION FROM FUND AND
                                             FISCAL 2004 AGGREGATE                 FUND COMPLEX PAID TO
       NAME/POSITION                         COMPENSATION FROM FUND                       TRUSTEES
       ----------------------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman                      None                                None
       of the Board and President

       William L. Marshall, Trustee

       Steven J. Mastrovich, Trustee

       Patrick J. Riley, Trustee

       Richard D. Shirk, Trustee

       Bruce D. Taber, Trustee

       Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                                AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN
                                                                                                     ALL REGISTERED
                                                                                                  INVESTMENT COMPANIES
                                                                                                OVERSEEN BY TRUSTEES IN
                                                                                                  FAMILY OF INVESTMENT
TRUSTEE                              DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                    COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000              $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000
William L. Marshall, Trustee    All Funds                             $0                                  $0
Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000            $50,001-$100,000
Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000               Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection Fund    $50,001-$100,000
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000
Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000              $10,001-$50,000
Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000             $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000
Henry W. Todd, Trustee          All Funds                             $0                                 $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



       2004                     2003                    2002
       -------------------------------------------------------------
                                $        342,214        $    411,992



Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .65% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



       2004                     2003                    2002
       -------------------------------------------------------------
                                $              0        $          0

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



       2004                     2003                    2002
       -------------------------------------------------------------
                                $         74,017        $     87,067


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-   Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-   Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

-   On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

       2002
       ----------
       $   77,007



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



       2004                     2003                    2002
       -------------------------------------------------------------
                                $         52,642        $     61,323



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)
       Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



       2004                     2003                    2002
       -------------------------------------------------------------
                                $         34,221        $     41,199


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



       2004                     2003                    2002
       -------------------------------------------------------------
                                $         17,870        $     26,255



Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



       2004                     2003                    2002
       -------------------------------------------------------------
                                $         15,840        $     10,018



Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to ____% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ____% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                PRINCIPAL                     COMMISSIONS
                                 ($000)                          ($000)





                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2003, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT]


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                                P(1+T) (TO THE POWER OF n) = ERV

            where:  P =         a hypothetical initial payment of $1,000
                    T =         average annual total return
                    n =         number of years
                    ERV =       ending redeemable value of a hypothetical $1,000
                                payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period
                                (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                P(1+T) (TO THE POWER OF n) = ATV SUB(D)

            where:  P =         a hypothetical initial payment of $1,000
                    T =         average annual total return (after taxes on
                                distributions)
                    n =         number of years
                    ATV SUB(D)= ending value of a hypothetical $1,000 payment
                                made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.





                            AVERAGE ANNUAL TOTAL RETURNS
           -----------------------------------------------------------
           ONE YEAR ENDING    FIVE YEARS ENDING     INCEPTION TO
           AUGUST 31, 2004    AUGUST 31, 2004       AUGUST 31, 2004(1)
           -----------------------------------------------------------




                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

----------

(1) Annualized. The fund commenced operations on June 2, 1999.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the

Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

   2)  provides the client with this written proxy policy, upon request;

   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

   4)  matches proxies received with holdings as of record date;

   5)  reconciles holdings as of record date and rectifies any discrepancies;

   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

   7)  documents the reason(s) for voting for all non-routine items; and

   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

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VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors - Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
  - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
  - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
  - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

  - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                INTERMEDIATE FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                          3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                      3

   INVESTMENT STRATEGIES                                                                              3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                               8
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                             10
   INVESTMENT RESTRICTIONS                                                                           11
   TEMPORARY DEFENSIVE POSITION                                                                      12
   PORTFOLIO TURNOVER                                                                                12

MANAGEMENT OF THE FUND                                                                               13

   BOARD OF TRUSTEES AND OFFICERS                                                                    13
   COMPENSATION                                                                                      17
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003    18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                            18

INVESTMENT ADVISORY AND OTHER SERVICES                                                               19

   ADVISOR                                                                                           19
   ADMINISTRATOR                                                                                     20
   CUSTODIAN AND TRANSFER AGENT                                                                      21
   DISTRIBUTOR                                                                                       22
   CODE OF ETHICS                                                                                    22
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                          22
   INDEPENDENT ACCOUNTANTS                                                                           24
   LEGAL COUNSEL                                                                                     24

BROKERAGE PRACTICES AND COMMISSIONS                                                                  25

PRICING OF FUND SHARES                                                                               26

TAXES                                                                                                27

CALCULATION OF PERFORMANCE DATA                                                                      27

ADDITIONAL INFORMATION                                                                               29

   SHAREHOLDER MEETINGS                                                                              29
   CAPITALIZATION AND VOTING                                                                         29
   FEDERAL LAW AFFECTING STATE STREET                                                                29
   PROXY VOTING POLICY                                                                               29
   MASSACHUSETTS BUSINESS TRUST                                                                      29

FINANCIAL STATEMENTS                                                                                 30

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                          31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ("LBIGC INDEX"). The Intermediate Fund will measure its performance against, and also intends to maintain an average maturity and duration similar to that of, the LBIGC Index. The LBIGC Index is a subset of the Lehman Brothers Government/Credit Bond Index and it comprises all securities that appear in this Index limited to those with maturities ranging from one to ten years only. The LBIGC Index includes the Government and Corporate Bond Indices. The LBIGC Index includes fixed rate debt issues rated investment-grade or higher by Moody's, S&P or Fitch, in that order. All issues in the Index have at least one year to maturity and an outstanding par value of at least $150 million.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

   1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool

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       and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

   2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

   3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

MORTGAGE-BACKED SECURITY ROLLS. The fund may enter into "forward roll" transactions with respect to mortgage-backed securities it holds. In a forward roll transaction, the fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (1) the risk of prepayment prior to

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maturity; (2) the possibility that the fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and
(3) the risk that the market value of the securities sold by the fund may decline below the price at which the fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the fund will place cash, US Government securities or other high-grade debt securities in a segregated account with Custodian in an amount equal to its obligation under the roll.


FORWARD CURRENCY TRANSACTIONS. The fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the fund takes a short position in a forward currency contract, the fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the fund "covers" a forward currency position generally by entering into an offsetting position. The transaction costs to the fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. The fund will not:

   1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

   2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

   3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

   4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

   5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

   6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

   7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

   9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

   10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

   11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

   12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

   13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

   14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

   15. Make investments for the purpose of gaining control of an issuer's management.

   16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        ---------------------------------------------
                        146.13%          620.02%


The increase in the 2002 turnover is due to an increase in trading. There are two main reasons for the increase in the trading activity. First, the interest rate environment during the last period required more trading to meet the fund's investment objective. Second, the portfolio management team has been diversifying the fund's corporate issuer exposure from a historical 2-3% overweight per issuer to a maximum of .25% per issuer. The decrease in 2003 trading is because the fund took more of a strategic approach by holding on to core positions and actively trading a smaller portion of the portfolio on focused, tactical opportunities.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits;
   (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors;
   (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEE


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -   Trustee since 1988   -  Vice Chairman, Frank Russell Company (institutional    -   27
909 A Street                                          financial consultant);
Tacoma, WA  98402         -   Interested Person of
Age 65                        the SSgA Funds (as   -  Chairman of the Board, Frank Russell Investment
                              defined in the 1940     Management Company (investment management); and
                              Act) due to his         Frank Russell Investment Company and Russell
                              employment by the       Investment Funds (registered investment companies);
                              parent company of
                              the Administrator    -  Chairman of the Board and Chief Executive Officer,
                                                      Russell Fund Distributors, Inc. (mutual fund
                          -   Chairman of the         broker-dealer and underwriter) and Frank Russell
                              Board and President     Trust Company; and

                          -   Member, Governance   -  Director, Russell Insurance Agency, Inc. (manager of
                              Committee               investment companies); Frank Russell Investments
                                                      (UK) Limited (unit trust management); and Frank
                          -   Member, Valuation       Russell Asset Management (Cayman) II LLC (limited
                              Committee               partnership investment).


INDEPENDENT TRUSTEES


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -   Trustee since 1988   -  Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street                                  Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901      -   Chairman, Audit         Companies, Inc. and the Marshall Financial Group,
Age 62                        Committee               Inc. (a registered investment advisor and provider
                                                      of financial and related consulting services);
                          -   Member, Governance
                              Committee            -  Certified Financial Planner and Member, Financial
                                                      Planners Association; and
                          -   Member, Valuation
                              Committee            -  Registered Representative and Principal for

                                                      Securities with Cambridge Investment Research, Inc.,
                                                      Fairfield, Iowa.

Steven J. Mastrovich      -   Trustee since 1988   -  September 2000 to Present, Global Head of Structured   -  27
623 Clapboardtree                                     Real Estate, J.P. Morgan Investment Management
Street                    -   Member, Audit           (private real estate investment for clients
Westwood, MA  02090           Committee               primarily outside of the US to locate private real
Age 48                                                estate investments in the US);
                          -   Member, Governance
                              Committee            -  January 2000 to September 2000, Managing Director,
                                                      HSBC Securities (USA) Inc. (banking and financial
                          -   Member, Valuation       services);
                              Committee
                                                   -  From 1998 to 2000, President, Key Global Capital,
                                                      Inc. (provider of equity and mezzanine capital to
                                                      real estate industry);

                                                   -  From 1997 to 1998, Partner, Squire, Sanders &
                                                      Dempsey (law firm); and

                                                   -  From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                      Gesmer (law firm).

Patrick J. Riley          -   Trustee since 1988   -  2003 to Present, Associate Justice, Commonwealth of    -  27
One Corporate Place                                   Massachusetts Superior Court;
55 Ferncroft Road         -   Member, Audit
Danvers, MA  01923            Committee            -  1985 to 2002, Partner, Riley, Burke & Donahue,
Age 56                                                L.L.P. (law firm); and
                          -   Member, Governance
                              Committee            -  Director, SSgA Cash Management Fund plc; and State
                                                      Street Global Advisors Ireland, Ltd. (investment
                          -   Member, Valuation       companies).
                              Committee

Richard D. Shirk          -   Trustee since 1988   -  March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE                                Companies, Inc. (holding company) (Retired);
Atlanta, GA  30319-2877   -   Member, Audit
Age 59                        Committee            -  1996 to March 2001, President and Chief Executive
                                                      Officer, Cerulean Companies, Inc. (holding company);
                          -   Member, Governance
                              Committee            -  1992 to March 2001, President and Chief Executive
                                                      Officer, Blue Cross/Blue Shield of Georgia (trade
                          -   Member, Valuation       association for independent Blue Cross and Blue
                              Committee               Shield health care plans);

                                                   -  1993 to November 2001, Chairman and Board Member,
                                                      Georgia Caring for Children Foundation (private
                                                      foundation);

                                                   -  November 1998 to Present, Board Member, Healthcare
                                                      Georgia Foundation (private foundation); and

                                                   -  September 2002 to Present, Board Member, Amerigroup
                                                      Corp. (managed health care).

Bruce D. Taber            -   Trustee since 1991   -  Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road                                     Industrial Control Systems (diversified technology
Boxford, MA  01921        -   Member, Audit           and services company); and
Age 61                        Committee
                                                   -  Director, SSgA Cash Management Fund plc and State
                          -   Member, Governance      Street Global Advisors Ireland, Ltd. (investment

                              Committee               companies).

                          -   Member, Valuation
                              Committee

Henry W. Todd             -   Trustee since 1988   -  Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive                                     (flavorings manufacturer);
Montgomeryville, PA       -   Member, Audit
18936                         Committee            -  President and CEO, Zink & Triest Co., Inc. (dealer
Age 57                                                in vanilla flavoring); and
                          -   Member, Governance
                              Committee            -  Director, SSgA Cash Management Fund plc and State
                                                      Street Global Advisors Ireland, Ltd. (investment
                          -   Member, Valuation       companies).
                              Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -   Principal Executive  -  2002 to Present, President, SSgA Funds Management,
State Street Financial        Officer and Chief       Inc. (investment advisor);
Center                        Executive Officer
One Lincoln Street            since 2003           -  2001 to Present, Senior Principal, State Street
Boston, MA  02111-2900                                Global Advisors; Managing Director, Advisor
Age 39                                                Strategies (investment management);

                                                   -  1999 to 2001, Principal, Head of Exchange Traded
                                                      Funds, Offshore Funds and SSgA Latin America; and

                                                   -  1993 to 1999, Principal, Head of Asset Allocation
                                                      Strategies.

J. David Griswold         -   Vice President and   -  Director - Global Regulatory Policy and Assistant
909 A Street                  Secretary since         Secretary, Frank Russell Company (institutional
Tacoma, WA  98402             1994;                   financial consultant);
Age 47
                          -   Chief Legal Officer  -  Assistant Secretary and Associate General Counsel,
                              since 2003              Frank Russell Investment Management Company
                                                      (investment management), Frank Russell Capital Inc.
                                                      (investment advisor of private equity funds), and
                                                      Frank Russell Investments (Delaware), Inc. (member
                                                      of general partner of private equity funds);

                                                   -  Assistant Secretary and Associate General Counsel,
                                                      Russell Fund Distributors, Inc. (mutual fund
                                                      broker-dealer and underwriter);

                                                   -  Director, Secretary and Associate General Counsel,
                                                      Frank Russell Securities, Inc. (institutional
                                                      brokerage firm); and

                                                   -  Director, Frank Russell Canada Limited/Limitee
                                                      (institutional financial consultant).

James Ross                -   Vice President since -  2001 to Present, Principal, SSgA Funds Management,
State Street Financial        2002                    Inc. (investment advisor);
Center
One Lincoln Street                                 -  2000 to Present, Principal, State Street Global
Boston, MA  02111-2900                                Advisors (investment management);

                                                   -  1992 to 2000, Vice President, State Street
                                                      Corporation (diversified financial services);

                                                   -  2000 to Present, Vice President, streetTRACKS Series
                                                      Trust (registered

Age 39                                                investment company).

Mark E. Swanson           -   Treasurer and        -  Director - Investment Operations, Frank Russell
909 A Street                  Principal Accounting    Investment Management Company (investment
Tacoma, WA  98402             Officer since 2000      management) and Frank Russell Trust Company (trust
Age 41                                                company); and

                                                   -  Treasurer and Chief Accounting Officer, Frank
                                                      Russell Investment Company and Russell Investment
                                                      Funds (registered investment companies).

Peter A. Ambrosini        -   Chief Compliance     -  February 2001 to present, Senior Principal, Chief
State Street Financial        Officer since 2004      Compliance and Risk Management Officer, State Street
Center                                                Global Advisors;
One Lincoln Street
Boston, MA  02111-2900                             -  2001 to present, Chief Compliance Officer, SSgA
Age 61                                                Funds Management, Inc.; and

                                                   -  September 1985 to February 2001, Managing Director,
                                                      Regulatory Compliance Consulting Group,
                                                      PricewaterhouseCoopers.


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]


                                                                       FISCAL 2004 TOTAL
                                                                  COMPENSATION FROM FUND AND
                                          FISCAL 2004 AGGREGATE     FUND COMPLEX PAID TO
              NAME/POSITION              COMPENSATION FROM FUND           TRUSTEES
       -------------------------------------------------------------------------------------
       Lynn L. Anderson,                          None                      None
       Chairman of the Board
       and President

       William L. Marshall, Trustee

       Steven J. Mastrovich, Trustee

       Patrick J. Riley, Trustee

       Richard D. Shirk, Trustee

       Bruce D. Taber, Trustee

       Henry W. Todd, Trustee

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                                 AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN
                                                                                                     ALL REGISTERED
                                                                                                  INVESTMENT COMPANIES
                                                                                                 OVERSEEN BY TRUSTEES IN
                                                                                                  FAMILY OF INVESTMENT
      TRUSTEE                        DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                     COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000                 $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                     $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                  Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection Fund    $50,001-$100,000
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000                 $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                     $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        ---------------------------------------------
                        1,009,174        $ 715,826



Through December 31, 2010, the Advisor has contractually agreed to waive .50% of its .80% management fee, which amounted to the following for the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        ---------------------------------------------
                        $ 630,734        $ 447,391



In addition, through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .60% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:



        2004            2003             2002
        ---------------------------------------------
                        $ 110,160        $ 71,445

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        ---------------------------------------------
                        $ 70,577         $ 59,385


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-  Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-  Yield Calculation. $350 per month;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-  On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

        2002
        -------------------
        $ 28,091



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        ---------------------------------------------
                        $ 89,976         $ 22,922



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)
       Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]


        2003            2002             2001
        ---------------------------------------------------
        $ 31,537        $ 22,370         $ 18,508

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                    PRINCIPAL
                                     ($000)
                                 --------------


The Intermediate Fund normally does not pay a stated brokerage commissions on transactions.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where: P =    a hypothetical initial payment of $1,000
                   T =    average annual total return
                   n =    number of years
                   ERV =  ending redeemable value of a hypothetical $1,000
                          payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                        P(1+T)(TO THE POWER OF n) = ATV(D)

            where: P =            a hypothetical initial payment of $1,000
                   T =            average annual total return (after taxes on
                                  distributions)
                   n =            number of years
                   ATV SUB (D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


                                         AVERAGE ANNUAL TOTAL RETURNS
           ------------------------------------------------------------------------------------------
           ONE YEAR ENDING               FIVE YEARS ENDING              TEN YEARS ENDING
           AUGUST 31, 2004               AUGUST 31, 2004               AUGUST 31, 2004(1)
           ------------------------------------------------------------------------------------------



Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                      ---
                      Cd

           where: A =  dividends and interests earned during the period

                  B =  expenses accrued for the period (net of reimbursements);

                  C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                  D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.


The current 30-day yield (annualized) for the fund for the period ended August 31, 2004 was ___.


----------

(1) The Fund commenced operations on September 1, 1993.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

   2)  provides the client with this written proxy policy, upon request;

   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

   4)  matches proxies received with holdings as of record date;

   5)  reconciles holdings as of record date and rectifies any discrepancies;

   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

   7)  documents the reason(s) for voting for all non-routine items; and

   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




       - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
       -  Approval of auditors
       -  Directors' and auditors' compensation
       -  Directors' liability and indemnification
       -  Discharge of board members and auditors
       -  Financial statements and allocation of income
       - Dividend payouts that are greater than or equal to country and industry standards
       -  Authorization of share repurchase programs
       -  General updating of or corrective amendments to charter
       -  Change in Corporation Name
       -  Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
       - Capitalization changes which eliminate other classes of stock and voting rights
       - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
       - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
       -  Elimination of "poison pill" rights
       - Stock purchase plans with an exercise price of not less that 85% of fair market value
       -  Stock option plans which are incentive based and not excessive
       -  Other stock-based plans which are appropriately structured
       -  Reductions in super-majority vote requirements
       -  Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
       - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
       - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
       - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
       - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
       - Elimination of Shareholders' Right to Call Special Meetings - Establishment of classified boards of directors
       - Reincorporation in a state which has more stringent anti-takeover and related provisions
       - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

       -  Excessive compensation
       - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
       -  Adjournment of Meeting to Solicit Additional Votes
       - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
       - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
       - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
       - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
       - Against offers when there are prospects for an enhanced bid or other bidders
       - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
       - Requirements that auditors attend the annual meeting of shareholders - Establishment of an annual election of the board of directors
       - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
       - Mandates that amendments to bylaws or charters have shareholder approval
       -  Mandates that shareholder-rights plans be put to a vote or repealed
       -  Establishment of confidential voting
       - Expansions to reporting of financial or compensation-related information, within reason
       -  Repeals of various anti-takeover related provisions
       -  Reduction or elimination of super-majority vote requirements
       -  Repeals or prohibitions of "greenmail" provisions
       -  "Opting-out" of business combination provisions
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
       - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
       - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
       - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

       - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
       -  Limits to tenure of directors
       - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
       -  Restoration of cumulative voting in the election of directors
       - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
       - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
       - Proposals which require inappropriate endorsements or corporate actions
       - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
       - Proposal asking companies to adopt full tenure holding periods for their executives.
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                     INTERNATIONAL GROWTH OPPORTUNITIES FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                        3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                    3

   INVESTMENT STRATEGIES                                                                            3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                             8
   INVESTMENT RISKS                                                                                11
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                           11
   INVESTMENT RESTRICTIONS                                                                         11
   TEMPORARY DEFENSIVE POSITION                                                                    12
   PORTFOLIO TURNOVER                                                                              13

MANAGEMENT OF THE FUND                                                                             13

   BOARD OF TRUSTEES AND OFFICERS                                                                  13
   COMPENSATION                                                                                    17
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003  18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                          19

INVESTMENT ADVISORY AND OTHER SERVICES                                                             19

   ADVISOR                                                                                         19
   ADMINISTRATOR                                                                                   20
   CUSTODIAN AND TRANSFER AGENT                                                                    22
   DISTRIBUTOR                                                                                     22
   CODE OF ETHICS                                                                                  22
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                        23
   INDEPENDENT ACCOUNTANTS                                                                         25
   LEGAL COUNSEL                                                                                   25

BROKERAGE PRACTICES AND COMMISSIONS                                                                25

PRICING OF FUND SHARES                                                                             26

TAXES                                                                                              27

CALCULATION OF PERFORMANCE DATA                                                                    28

ADDITIONAL INFORMATION                                                                             29

   SHAREHOLDER MEETINGS                                                                            29
   CAPITALIZATION AND VOTING                                                                       29
   FEDERAL LAW AFFECTING STATE STREET                                                              29
   PROXY VOTING POLICY                                                                             30
   MASSACHUSETTS BUSINESS TRUST                                                                    30

FINANCIAL STATEMENTS                                                                               30

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                        31

   RATINGS OF DEBT INSTRUMENTS                                                                     31
   RATINGS OF COMMERCIAL PAPER                                                                     31

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                         33

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE MSCI(R) EAFE(R) INDEX. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Canada, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United States and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Statement of Additional Information. Countries may be added to or deleted from the list.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

EQUITY SECURITIES. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.


DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.


ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


FORWARD CURRENCY TRANSACTIONS. The fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the fund takes a short position in a forward currency contract, the fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the fund "covers" a forward currency position generally by entering into an offsetting position. The transaction costs to the fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.


FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

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FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental, and restriction 9 is nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

With respect to the industry concentration outlined in the Prospectus, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

Except with respect to Investment Restriction Nos. 2 and 9, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003          2002
        ----------------------------------
                        48.92%        55.35%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson         -  Trustee since 1988    -  Vice Chairman, Frank Russell Company (institutional    -  27
909 A Street             -  Interested Person        financial consultant);
Tacoma, WA 98402            of the SSgA Funds     -  Chairman of the Board, Frank Russell Investment
Age 65                      (as defined in the       Management Company (investment management); and
                            1940 Act) due to         Frank Russell Investment Company and Russell
                            his employment by        Investment Funds (registered investment companies);
                            the parent company    -  Chairman of the Board and Chief Executive Officer,
                            of the                   Russell Fund Distributors, Inc. (mutual fund
                                                     broker-dealer and underwriter) and Frank

                            Administrator            Russell Trust Company; and
                         -  Chairman of the       -  Director, Russell Insurance Agency, Inc. (manager of
                            Board and President      investment companies); Frank Russell Investments
                         -  Member, Governance       (UK) Limited (unit trust management); and Frank
                            Committee                Russell Asset Management (Cayman) II LLC (limited
                         -  Member, Valuation        partnership investment).
                            Committee


INDEPENDENT TRUSTEES


                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall      -  Trustee since 1988    -  Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street     -  Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901        Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                   -  Member, Governance       Inc. (a registered investment advisor and provider
                            Committee                of financial and related consulting services);
                         -  Member, Valuation     -  Certified Financial Planner and Member, Financial
                            Committee                Planners Association; and
                                                  -  Registered Representative and Principal for
                                                     Securities with Cambridge Investment Research, Inc.,
                                                     Fairfield, Iowa.

Steven J. Mastrovich     -  Trustee since 1988    -  September 2000 to Present, Global Head of Structured   -  27
623 Clapboardtree        -  Member, Audit            Real Estate, J.P. Morgan Investment Management
Street                      Committee                (private real estate investment for clients
Westwood, MA 02090       -  Member, Governance       primarily outside of the US to locate private real
Age 48                      Committee                estate investments in the US);
                         -  Member, Valuation     -  January 2000 to September 2000, Managing Director,
                            Committee                HSBC Securities (USA) Inc. (banking and financial
                                                     services);
                                                  -  From 1998 to 2000, President, Key Global Capital,
                                                     Inc. (provider of equity and mezzanine capital to
                                                     real estate industry);
                                                  -  From 1997 to 1998, Partner, Squire, Sanders &
                                                     Dempsey (law firm); and
                                                  -  From 1994 to 1997, Partner, Brown, Rudnick,
                                                     Freed & Gesmer (law firm).

Patrick J. Riley         -  Trustee since 1988    -  2003 to Present, Associate Justice, Commonwealth of    -  27
One Corporate Place      -  Member, Audit            Massachusetts Superior Court;
55 Ferncroft Road           Committee             -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA              -  Member,                  L.L.P. (law firm); and

01923                       Governance Committee  -  Director, SSgA Cash Management Fund plc; and State
Age 56                   -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                            Committee                companies).

Richard D. Shirk         -  Trustee since 1988    -  March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE   -  Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877      Committee             -  1996 to March 2001, President and Chief Executive
Age 59                   -  Member, Governance       Officer, Cerulean Companies, Inc. (holding company);
                            Committee             -  1992 to March 2001, President and Chief Executive
                         -  Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                            Committee                association for independent Blue Cross and Blue
                                                     Shield health care plans);
                                                  -  1993 to November 2001, Chairman and Board Member,
                                                     Georgia Caring for Children Foundation (private
                                                     foundation);
                                                  -  November 1998 to Present, Board Member, Healthcare
                                                     Georgia Foundation (private foundation); and
                                                  -  September 2002 to Present, Board Member, Amerigroup
                                                     Corp. (managed health care).

Bruce D. Taber           -  Trustee since 1991    -  Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road        -  Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921           Committee                and services company); and
Age 61                   -  Member, Governance    -  Director, SSgA Cash Management Fund plc and State
                            Committee                Street Global Advisors Ireland, Ltd. (investment
                         -  Member, Valuation        companies).
                            Committee

Henry W. Todd            -  Trustee since 1988    -  Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive        -  Member, Audit            (flavorings manufacturer);
Montgomeryville, PA         Committee             -  President and CEO, Zink & Triest Co., Inc. (dealer
18936                    -  Member, Governance       in vanilla flavoring); and
Age 57                      Committee             -  Director, SSgA Cash Management Fund plc and State
                         -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                            Committee                companies).


PRINCIPAL OFFICERS


                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites       -  Principal Executive   -  2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial      Officer and Chief        advisor);

Center                      Executive Officer     -  2001 to Present, Senior Principal, State Street Global Advisors; Managing
One Lincoln Street          since 2003               Director, Advisor Strategies (investment management);
Boston, MA 02111-2900                             -  1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                               and SSgA Latin America; and
                                                  -  1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold        -  Vice President and    -  Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                Secretary since          Russell Company (institutional financial consultant);
Tacoma, WA 98402            1994;                 -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                   -  Chief Legal Officer      Investment Management Company (investment management), Frank Russell
                            since 2003               Capital Inc. (investment advisor of private equity funds), and Frank
                                                     Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                  -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                     Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                  -  Director, Secretary and Associate General Counsel, Frank Russell
                                                     Securities, Inc. (institutional brokerage firm); and
                                                  -  Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               -  Vice President        -  2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial      since 2002               advisor);
Center                                            -  2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                   management);
Boston, MA 02111-2900                             -  1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                               financial services);
                                                  -  2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson          -  Treasurer and         -  Director - Investment Operations, Frank Russell Investment Management
909 A Street                Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402            Accounting Officer       company); and
Age 41                      since 2000            -  Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                     and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -  Chief Compliance      -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial      Officer since 2004       Management Officer, State Street Global Advisors;
Center                                            -  2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.; and
One Lincoln Street                                -  September 1985 to February 2001, Managing Director, Regulatory Compliance
Boston, MA 02111-2900                                Consulting Group, PricewaterhouseCoopers.
Age 61


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                         FISCAL 2004 TOTAL
                                                                    COMPENSATION FROM FUND AND
                                         FISCAL 2004 AGGREGATE         FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND              TRUSTEES
       ----------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman                 None                         None
       of the Board and President

       William L. Marshall, Trustee

       Steven J. Mastrovich, Trustee

       Patrick J. Riley, Trustee

       Richard D. Shirk, Trustee

       Bruce D. Taber, Trustee

       Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                               AGGREGATE DOLLAR RANGE
                                                                                               OF EQUITY SECURITIES IN
                                                                                                   ALL REGISTERED
                                                                                                INVESTMENT COMPANIES
                                                                                               OVERSEEN BY TRUSTEES IN
                                                                                                FAMILY OF INVESTMENT
           TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                    COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000             $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                  $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000            $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000               Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection         $50,001-$100,000
                                Fund

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000             $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000             $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                  $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]

-


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004           2003             2002
        ------------------------------------
                       $ 590,796        $ 736,525



Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004           2003             2002
        ------------------------------------
                       $ 291,041        $ 150,125



APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004           2003             2002
        ------------------------------------
                       $ 83,853         $ 100,081


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the international funds:


- Portfolio Administration. $0 up to $100 million--0.05%, $100 million to $200 million--0.03%; over $200 million--.02% (annual charge, billed and payable monthly, based on average daily net assets);

-    Additional Classes of Shares--$18,000 per class;

- Global Custody and Settlement: Comprised of asset charges and transactions charges by country in five different groups. Asset charges ranging from .06% to .40% for the first $50 million and from .05% to .40% over $50 million. Transaction charges ranging from $25 to $150;

- Portfolio Transactions (for each line item processed). DTC--$6; Fed book entry trade-$10; Physical settlements and all other trades--$25; option trading and futures trading--$25; option expiration or exercised--$15; Income Fed wires--$4.70; Outgoing Fed wires $4.55;

- Pricing. Monthly pricing fees of $375 per international investment portfolio and from $6 to $10 per security, depending on the type of instrument and the pricing service used; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


        2002
        ----
        $ 29,856



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004           2003             2002
        ------------------------------------
                       $ 124,850        $ 24,762



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)
       Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

        2004           2003             2002
        ------------------------------------
                       $ 19,693         $ 24,551


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004           2003             2002
        ------------------------------------
                       $ 71,859         $ 95,075



Of the total brokerage commissions paid, commissions received by an affiliated broker/dealer for fiscal 2004 were $___. Of that amount, the percentage of affiliated brokerage to total brokerage for the fund was 0%.

The percentage of total affiliated transactions (relating to trading activity) to total transactions for the fund was 0% for fiscal 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                PRINCIPAL           COMMISSIONS
                                  ($000)               ($000)
                                -------------------------------





                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2003, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT]


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =         a hypothetical initial payment of $1,000
                    T =         average annual total return
                    n =         number of years
                    ERV =       ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =           a hypothetical initial payment of $1,000
                    T =           average annual total return (after taxes on
                                  distributions)
                    n =           number of years
                    ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.





                          AVERAGE ANNUAL TOTAL RETURNS
           -------------------------------------------------------------
           ONE YEAR ENDING      FIVE YEARS ENDING     INCEPTION TO
           AUGUST 31, 2004      AUGUST 31, 2004       AUGUST 31, 2004(1)
           -------------------------------------------------------------




                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

----------

(1)  Annualized. The fund commenced operations on May 1, 1998.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     - Authorization of share repurchase programs - General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
  - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
  - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
  - Against offers when there are prospects for an enhanced bid or other bidders
  - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     - Repeals of various anti-takeover related provisions - Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:


     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                       INTERNATIONAL STOCK SELECTION FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                   3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                               3

   INVESTMENT STRATEGIES                                                       3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                        7
   INVESTMENT RISKS                                                           10
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                      10
   INVESTMENT RESTRICTIONS                                                    11
   TEMPORARY DEFENSIVE POSITION                                               12
   PORTFOLIO TURNOVER                                                         12

MANAGEMENT OF THE FUND                                                        13

   BOARD OF TRUSTEES AND OFFICERS                                             13
   COMPENSATION                                                               17
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE
   CALENDAR YEAR ENDED DECEMBER 31, 2003                                      18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                     19

INVESTMENT ADVISORY AND OTHER SERVICES                                        19

   ADVISOR                                                                    19
   ADMINISTRATOR                                                              20
   CUSTODIAN AND TRANSFER AGENT                                               21
   DISTRIBUTOR                                                                22
   CODE OF ETHICS                                                             22
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                   22
   INDEPENDENT ACCOUNTANTS                                                    24
   LEGAL COUNSEL                                                              24

BROKERAGE PRACTICES AND COMMISSIONS                                           24

PRICING OF FUND SHARES                                                        26

TAXES                                                                         27

CALCULATION OF PERFORMANCE DATA                                               27

ADDITIONAL INFORMATION                                                        29

   SHAREHOLDER MEETINGS                                                       29
   CAPITALIZATION AND VOTING                                                  29
   FEDERAL LAW AFFECTING STATE STREET                                         29
   PROXY VOTING POLICY                                                        29
   MASSACHUSETTS BUSINESS TRUST                                               29

FINANCIAL STATEMENTS                                                          30

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                  31

   RATINGS OF DEBT INSTRUMENTS                                                31
   RATINGS OF COMMERCIAL PAPER                                                31

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                   33

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA International Stock Selection Fund was formerly known as the SSgA Active International Fund. The name change took effect on December 19, 2000.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


THE MSCI EAFE INDEX. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities listed on the stock exchanges of the following countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Countries may be added to or deleted from the list.


EQUITY SECURITIES. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.


ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond,

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

AMERICAN DEPOSITORY RECEIPTS (ADRS). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession

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of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

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Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA

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Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

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PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options.
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are

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guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

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The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts or options on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

     8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004           2003            2002
        ------------------------------------
                       70.08%          49.55%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          - Trustee since 1988     - Vice Chairman, Frank Russell Company                    - 27
909 A Street              - Interested Person        (institutional financial consultant);
Tacoma, WA 98402            of the SSgA Funds      - Chairman of the Board, Frank Russell Investment
Age 65                      (as defined in           Management Company (investment management); and
                            the 1940 Act) due        Frank Russell Investment Company and Russell
                            to his employment        Investment Funds (registered investment companies);
                            by the parent          - Chairman of the Board and Chief Executive Officer,
                            company of the           Russell Fund Distributors, Inc. (mutual fund
                            Administrator            broker-dealer and underwriter) and Frank Russell
                          - Chairman of the          Trust Company; and
                            Board and              - Director, Russell Insurance Agency, Inc. (manager
                            President                of investment companies); Frank Russell
                          - Member,                  Investments (UK) Limited (unit trust management);
                            Governance               and Frank Russell Asset Management (Cayman) II LLC
                            Committee                (limited partnership investment).
                          - Member, Valuation
                            Committee


INDEPENDENT TRUSTEES


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       - Trustee since 1988     - Chief Executive Officer and President, Wm. L.           - 27
33 West Court Street      - Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
                            Committee                Companies, Inc. and the Marshall Financial Group,

Doylestown, PA 18901      - Member,                  Inc. (a registered investment advisor and provider
Age 62                      Governance               of financial and related consulting services);
                            Committee              - Certified Financial Planner and Member, Financial
                          - Member, Valuation        Planners Association; and
                            Committee              - Registered Representative and Principal for
                                                     Securities with Cambridge Investment Research,
                                                     Inc., Fairfield, Iowa.

Steven J. Mastrovich      - Trustee since 1988     - September 2000 to Present, Global Head of               - 27
623 Clapboardtree         - Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                      Committee                Management (private real estate investment for
Westwood, MA 02090        - Member,                  clients primarily outside of the US to locate
Age 48                      Governance               private real estate investments in the US);
                            Committee              - January 2000 to September 2000, Managing Director,
                          - Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                            Committee                services);
                                                   - From 1998 to 2000, President, Key Global Capital,
                                                     Inc. (provider of equity and mezzanine capital to
                                                     real estate industry);
                                                   - From 1997 to 1998, Partner, Squire, Sanders &
                                                     Dempsey (law firm); and
                                                   - From 1994 to 1997, Partner, Brown, Rudnick,
                                                     Freed & Gesmer (law firm).

Patrick J. Riley          - Trustee since 1988     - 2003 to Present, Associate Justice, Commonwealth        - 27
One Corporate Place       - Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road           Committee              - 1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         - Member,                  L.L.P. (law firm); and
Age 56                      Governance             - Director, SSgA Cash Management Fund plc; and State
                            Committee                Street Global Advisors Ireland, Ltd. (investment
                          - Member, Valuation        companies).
                            Committee

Richard D. Shirk          - Trustee since 1988     - March 2001 to April 2002, Chairman, Cerulean            - 27
1180 Brookgate Way, NE    - Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877      Committee              - 1996 to March 2001, President and Chief Executive
Age 59                    - Member,                  Officer, Cerulean Companies, Inc. (holding
                            Governance               company);
                            Committee              - 1992 to March 2001, President and Chief Executive
                          - Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                            Committee                association for independent Blue Cross and Blue
                                                     Shield health care plans);
                                                   - 1993 to November 2001, Chairman and Board Member,
                                                     Georgia Caring for Children Foundation (private
                                                     foundation);
                                                   - November 1998 to Present, Board Member, Healthcare
                                                     Georgia Foundation (private foundation); and
                                                   - September 2002 to Present, Board Member,
                                                     Amerigroup Corp. (managed health care).

Bruce D. Taber            - Trustee since 1991     - Consultant, Computer Simulation, General Electric       - 27
26 Round Top Road         - Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921           Committee                and services company); and
Age 61                    - Member,                - Director, SSgA Cash Management Fund plc and State
                            Governance               Street Global Advisors Ireland, Ltd. (investment
                            Committee                companies).
                          - Member, Valuation
                            Committee

Henry W. Todd             - Trustee since 1988     - Chairman, President and CEO, A.M. Todd Group, Inc.      - 27
150 Domorah Drive         - Member, Audit            (flavorings manufacturer);
Montgomeryville, PA         Committee              - President and CEO, Zink & Triest Co., Inc. (dealer
18936                     - Member,                  in vanilla flavoring); and
Age 57                      Governance             - Director, SSgA Cash Management Fund plc and State
                            Committee                Street Global Advisors Ireland, Ltd. (investment
                          - Member, Valuation        companies).
                            Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        - Principal              - 2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial      Executive Officer        advisor);
Center                      and Chief              - 2001 to Present, Senior Principal, State Street Global Advisors;
One Lincoln Street          Executive Officer        Managing Director, Advisor Strategies (investment management);
Boston, MA 02111-2900       since 2003             - 1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                               and SSgA Latin America; and
                                                   - 1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold         - Vice President         - Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402            since 1994;            - Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                    - Chief Legal              Investment Management Company (investment management), Frank Russell
                            Officer since 2003       Capital Inc. (investment advisor of private equity funds), and Frank
                                                     Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   - Assistant Secretary and Associate General Counsel, Russell Fund
                                                     Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   - Director, Secretary and Associate General Counsel, Frank Russell
                                                     Securities, Inc. (institutional brokerage firm); and
                                                   - Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                - Vice President         - 2001 to Present, Principal, SSgA Funds Management, Inc. (investment
                            since 2002               advisor);

State Street Financial                             - 2000 to Present, Principal, State Street Global Advisors (investment
Center                                               management);
One Lincoln Street                                 - 1992 to 2000, Vice President, State Street Corporation (diversified
Boston, MA 02111-2900                                financial services);
Age 39                                             - 2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           - Treasurer and          - Director - Investment Operations, Frank Russell Investment Management
909 A Street                Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402            Accounting               company); and
Age 41                      Officer since 2000     - Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                     Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        - Chief Compliance       - February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial      Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             - 2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                   and
Boston, MA 02111-2900                              - September 1985 to February 2001, Managing Director, Regulatory
Age 61                                               Compliance Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                  FISCAL 2004 TOTAL
                                                              COMPENSATION FROM FUND AND
                                  FISCAL 2004 AGGREGATE         FUND COMPLEX PAID TO
            NAME/POSITION        COMPENSATION FROM FUND              TRUSTEES
       ---------------------     -----------------------      ---------------------------
       Lynn L. Anderson,
       Chairman of the
       Board and President               None                           None

       William L. Marshall,
       Trustee

       Steven J. Mastrovich,
       Trustee

       Patrick J. Riley,
       Trustee

       Richard D. Shirk,
       Trustee

       Bruce D. Taber,
       Trustee

       Henry W. Todd,
       Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN
                                                                                                      ALL REGISTERED
                                                                                                   INVESTMENT COMPANIES
                                                                                                 OVERSEEN BY TRUSTEES IN
                                                                                                   FAMILY OF INVESTMENT
       TRUSTEE                      DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                       COMPANIES
Lynn L. Anderson,               Disciplined Equity Fund               $10,001-$50,000                 $10,001-$50,000
Trustee
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall,            All Funds                             $0                                     $0
Trustee

Steven J. Mastrovich,           S&P 500 Index Fund                    $50,001-$100,000                $50,001-$100,000
Trustee

Patrick J. Riley,               Special Equity Fund                   $10,001-$50,000                  Over $100,000
Trustee
                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection         $50,001-$100,000
                                Fund

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk,               Special Equity Fund                   $10,001-$50,000                  $10,001-$50,000
Trustee

Bruce D. Taber,                 Bond Market Fund                      $10,001-$50,000                 $50,001-$100,000
Trustee
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd,                  All Funds                             $0                                     $0
Trustee

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]

-


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004           2003             2002
     -----------------------------------------
                    $ 640,100        $ 521,294



Through December 31, 2005, the Advisor has contractually agreed to waive up to the full amount of its advisory fee to the extent that expenses exceed 1.00% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004           2003             2002
     -----------------------------------------
                    $ 236,219        $ 213,256

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004           2003             2002
     -----------------------------------------
                    $ 90,524         $ 80,020


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the international funds:


- Portfolio Administration. $0 up to $100 million--0.05%, $100 million to $200 million--0.03%; over $200 million--.02% (annual charge, billed and payable monthly, based on average daily net assets);

-    Additional Classes of Shares--$18,000 per class;

- Global Custody and Settlement: Comprised of asset charges and transactions charges by country in five different groups. Asset charges ranging from .06% to .40% for the first $50 million and from .05% to .40% over $50 million. Transaction charges ranging from $25 to $150;

- Portfolio Transactions (for each line item processed). DTC--$6; Fed book entry trade-$10; Physical settlements and all other trades--$25; option trading and futures trading--$25; option expiration or exercised--$15; Income Fed wires--$4.70; Outgoing Fed wires $4.55;

- Pricing. Monthly pricing fees of $375 per international investment portfolio and from $6 to $10 per security, depending on the type of instrument and the pricing service used; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


        2002
        ------------------
        $ 10,832



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]

     2004           2003             2002
     ---------------------------------------
                    $ 22,810         $ 8,007



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)
       Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004           2003             2002
     ----------------------------------------
                    $ 17,362         $ 13,325


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004              2003                  2002
     ------------------------------------------------
                       $ 89,169              $ 41,253



During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                          PRINCIPAL           COMMISSIONS
                           ($000)                ($000)
                         ----------------------------------




                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV
            where:  P =     a hypothetical initial payment of $1,000
                    T =     average annual total return
                    n =     number of years
                    ERV =   ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =            a hypothetical initial payment of $1,000
                    T =            average annual total return (after taxes on
                                   distributions)
                    n =            number of years
                    ATV SUB(D) =   ending value of a hypothetical $1,000 payment
                                   made at the beginning of the 1-, 5- or
                                   10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.





                     AVERAGE ANNUAL TOTAL RETURN
     ------------------------------------------------------------
     ONE YEAR ENDING     FIVE YEARS ENDING     INCEPTION TO
     AUGUST 31, 2004     AUGUST 31, 2004       AUGUST 31, 2004(1)
     ------------------------------------------------------------




                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

----------

(1) Annualized. The fund commenced operations on March 7, 1995.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

       Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

       A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

       Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            -   Leading market positions in well-established industries.

            -   High rates of return on funds employed.

            - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            - Well-established access to a range of financial markets and assured sources of alternate liquidity.

       Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

       Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

       A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

       F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

       F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




       - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
       -    Approval of auditors - Directors' and auditors' compensation
       - Directors' liability and indemnification - Discharge of board members and auditors
       -    Financial statements and allocation of income
       - Dividend payouts that are greater than or equal to country and industry standards
       -    Authorization of share repurchase programs
       -    General updating of or corrective amendments to charter
       -    Change in Corporation Name
       -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
       - Capitalization changes which eliminate other classes of stock and voting rights
       - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
       - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
       -    Elimination of "poison pill" rights
       - Stock purchase plans with an exercise price of not less that 85% of fair market value - Stock option plans which are incentive based and not excessive
       -    Other stock-based plans which are appropriately structured
       -    Reductions in super-majority vote requirements
       -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
       - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
       - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
       - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
       - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
       -    Elimination of Shareholders' Right to Call Special Meetings
       -    Establishment of classified boards of directors
       - Reincorporation in a state which has more stringent anti-takeover and related provisions
       - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

       -    Excessive compensation
       - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
       -    Adjournment of Meeting to Solicit Additional Votes
       - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
       - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
   - Against offers when there are prospects for an enhanced bid or other bidders
   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
       -    Requirements that auditors attend the annual meeting of shareholders
       -    Establishment of an annual election of the board of directors
       - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
       - Mandates that amendments to bylaws or charters have shareholder approval
       -    Mandates that shareholder-rights plans be put to a vote or repealed
       -    Establishment of confidential voting
       - Expansions to reporting of financial or compensation-related information, within reason
       -    Repeals of various anti-takeover related provisions
       -    Reduction or elimination of super-majority vote requirements
       -    Repeals or prohibitions of "greenmail" provisions
       -    "Opting-out" of business combination provisions
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
       -    Limits to tenure of directors
       - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
       -    Restoration of cumulative voting in the election of directors
       - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
       - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
       - Proposals which require inappropriate endorsements or corporate actions
       - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
       - Proposal asking companies to adopt full tenure holding periods for their executives.
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                       INTERNATIONAL STOCK SELECTION FUND

                                 CLASS R SHARES


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                           3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                       3

   INVESTMENT STRATEGIES                                                                               3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                7
   INVESTMENT RISKS                                                                                   10
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                              10
   INVESTMENT RESTRICTIONS                                                                            10
   TEMPORARY DEFENSIVE POSITION                                                                       12
   PORTFOLIO TURNOVER                                                                                 12

MANAGEMENT OF THE FUND                                                                                13

   BOARD OF TRUSTEES AND OFFICERS                                                                     13
   COMPENSATION                                                                                       17
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003     18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                             18

INVESTMENT ADVISORY AND OTHER SERVICES                                                                19

   ADVISOR                                                                                            19
   ADMINISTRATOR                                                                                      20
   CUSTODIAN AND TRANSFER AGENT                                                                       21
   DISTRIBUTOR                                                                                        22
   CODE OF ETHICS                                                                                     22
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                           22
   INDEPENDENT ACCOUNTANTS                                                                            24
   LEGAL COUNSEL                                                                                      24

BROKERAGE PRACTICES AND COMMISSIONS                                                                   24

PRICING OF FUND SHARES                                                                                25

TAXES                                                                                                 26

CALCULATION OF PERFORMANCE DATA                                                                       27

ADDITIONAL INFORMATION                                                                                28

   SHAREHOLDER MEETINGS                                                                               28
   CAPITALIZATION AND VOTING                                                                          28
   FEDERAL LAW AFFECTING STATE STREET                                                                 29
   PROXY VOTING POLICY                                                                                29
   MASSACHUSETTS BUSINESS TRUST                                                                       29

FINANCIAL STATEMENTS                                                                                  30

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                          31

   RATINGS OF DEBT INSTRUMENTS                                                                        31
   RATINGS OF COMMERCIAL PAPER                                                                        31

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                            33

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA International Stock Selection Fund was formerly known as the SSgA Active International Fund. The name change took effect on December 19, 2000.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


THE MSCI(R) EAFE(R) INDEX. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Countries may be added to or deleted from the list.


EQUITY SECURITIES. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.


ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts or options on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

     8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rates during the fiscal years ended August 31:

[TO BE UPDATED BY AMENDMENT]



        2004
        -------------


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEE


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee


INDEPENDENT TRUSTEES


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for

                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed
                                                        & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment

                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial         Executive Officer        advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street Global Advisors;
One Lincoln Street             Executive Officer        Managing Director, Advisor Strategies (investment management);
Boston, MA 02111-2900          since 2003          -    1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                                  and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                    -    Chief Legal              Investment Management Company (investment management), Frank Russell
                               Officer since 2003       Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -    Assistant Secretary and Associate General Counsel, Russell Fund
                                                        Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered

Age 39                                                  investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                FISCAL 2004 TOTAL
                                                            COMPENSATION FROM FUND AND
                                  FISCAL 2004 AGGREGATE       FUND COMPLEX PAID TO
           NAME/POSITION         COMPENSATION FROM FUND            TRUSTEES
       -------------------------------------------------------------------------------
       Lynn L. Anderson,
       Chairman of the Board
       and President                     None                         None

       William L. Marshall,
       Trustee

       Steven J. Mastrovich,
       Trustee

       Patrick J. Riley,
       Trustee

       Richard D. Shirk,
       Trustee

       Bruce D. Taber,
       Trustee

       Henry W. Todd,
       Trustee

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN
                                                                                                      ALL REGISTERED
                                                                                                   INVESTMENT COMPANIES
                                                                                                 OVERSEEN BY TRUSTEES IN
                                                                                                   FAMILY OF INVESTMENT
           TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                      COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000                $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                   $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000               $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                 Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection         $50,001-$100,000
                                Fund

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000                $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                   $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.


Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]

-


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.


The fund accrued the following expenses to Advisor for the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004
        -------------




The Advisor has agreed to reimburse the fund for all expenses in excess of 1.60% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2005. This reimbursement amounted to $___ in fiscal 2004.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to Administrator for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004
        -------------



CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the international funds:


- Portfolio Administration. $0 up to $100 million--0.05%, $100 million to $200 million--0.03%; over $200 million--.02% (annual charge, billed and payable monthly, based on average daily net assets);

-    Additional Classes of Shares--$18,000 per class;

- Global Custody and Settlement: Comprised of asset charges and transactions charges by country in five different groups. Asset charges ranging from .06% to .40% for the first $50 million and from .05% to .40% over $50 million. Transaction charges ranging from $25 to $150;

- Portfolio Transactions (for each line item processed). DTC--$6; Fed book entry trade-$10; Physical settlements and all other trades--$25; option trading and futures trading--$25; option expiration or exercised--$15; Income Fed wires--$4.70; Outgoing Fed wires $4.55;

- Pricing. Monthly pricing fees of $375 per international investment portfolio and from $6 to $10 per security, depending on the type of instrument and the pricing service used; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The fund accrued the following expenses to the Distributor for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004
        -------------




For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)
       Total

The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:
[TO BE UPDATED BY AMENDMENT]



        2004
        -------------



----------

(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.




The total brokerage commissions paid by the Advisor amounted to the following for the fiscal year ended August 31:





[TO BE UPDATED BY AMENDMENT]

        2004
        -------------




Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:

[TO BE UPDATED BY AMENDMENT]



        2004
        -------------




Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to ________% of the total. [TO BE UPDATED BY AMENDMENT]

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2004. [TO BE UPDATED BY AMENDMENT]

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                       PRINCIPAL           COMMISSIONS
                        ($000)                ($000)
                      ---------------------------------



                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


[TAX LOSS INFO, IF ANY, TO BE UPDATED BY AMENDMENT]

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =    a hypothetical initial payment of $1,000
                    T =    average annual total return
                    n =    number of years
                    ERV =  ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =            a hypothetical initial payment of $1,000
                    T =            average annual total return (after taxes on
                                   distributions)
                    n =            number of years
                    ATV SUB(D) =   ending value of a hypothetical $1,000 payment
                                   made at the beginning of the 1-, 5- or
                                   10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.





[TO BE UPDATED BY AMENDMENT]



              AVERAGE ANNUAL TOTAL RETURNS
      --------------------------------------------
      ONE YEAR ENDING         INCEPTION TO
      AUGUST 31, 2004         AUGUST 31, 2004(1)
      --------------------------------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core

----------

(1)  Annualized. The fund commenced operations on May 21, 2004.

Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

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                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

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                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

       Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

       A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

       Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

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            -   Leading market positions in well-established industries.

            -   High rates of return on funds employed.

            - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            - Well-established access to a range of financial markets and assured sources of alternate liquidity.

       Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

       Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

       A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

       F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

       F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

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           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.



PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




       - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
       -    Approval of auditors
       -    Directors' and auditors' compensation
       -    Directors' liability and indemnification
       -    Discharge of board members and auditors
       -    Financial statements and allocation of income
       - Dividend payouts that are greater than or equal to country and industry standards
       -    Authorization of share repurchase programs
       -    General updating of or corrective amendments to charter
       -    Change in Corporation Name
       -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
       - Capitalization changes which eliminate other classes of stock and voting rights
       - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
       - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
       -    Elimination of "poison pill" rights
       - Stock purchase plans with an exercise price of not less that 85% of fair market value
       -    Stock option plans which are incentive based and not excessive
       -    Other stock-based plans which are appropriately structured
       -    Reductions in super-majority vote requirements
       -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
       - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
       - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
       - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
       - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
       -    Elimination of Shareholders' Right to Call Special Meetings
       -    Establishment of classified boards of directors
       - Reincorporation in a state which has more stringent anti-takeover and related provisions
       - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

       -    Excessive compensation
       - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
       -    Adjournment of Meeting to Solicit Additional Votes
       - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
       - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

       - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
       - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
       - Against offers when there are prospects for an enhanced bid or other bidders
       - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
       -    Requirements that auditors attend the annual meeting of shareholders
       -    Establishment of an annual election of the board of directors
       - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
       - Mandates that amendments to bylaws or charters have shareholder approval
       -    Mandates that shareholder-rights plans be put to a vote or repealed
       -    Establishment of confidential voting
       - Expansions to reporting of financial or compensation-related information, within reason
       -    Repeals of various anti-takeover related provisions
       -    Reduction or elimination of super-majority vote requirements
       -    Repeals or prohibitions of "greenmail" provisions
       -    "Opting-out" of business combination provisions
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
       - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
       - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
       - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

       - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
       -    Limits to tenure of directors
       - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
       -    Restoration of cumulative voting in the election of directors
       - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
       - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
       - Proposals which require inappropriate endorsements or corporate actions
       - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
       - Proposal asking companies to adopt full tenure holding periods for their executives.
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

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POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION


                       LARGE CAP GROWTH OPPORTUNITIES FUND

                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                           3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                       3

   INVESTMENT STRATEGIES                                                                               3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                               8
   TEMPORARY DEFENSIVE POSITION                                                                        9
   PORTFOLIO TURNOVER                                                                                  9

MANAGEMENT OF THE FUND                                                                                 9

   BOARD OF TRUSTEES AND OFFICERS                                                                      9
   COMPENSATION                                                                                       14
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003     14
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                             15

INVESTMENT ADVISORY AND OTHER SERVICES                                                                15

   ADVISOR                                                                                            15
   ADMINISTRATOR                                                                                      17
   CUSTODIAN AND TRANSFER AGENT                                                                       18
   DISTRIBUTOR                                                                                        18
   CODE OF ETHICS                                                                                     18
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                           19
   INDEPENDENT ACCOUNTANTS                                                                            21
   LEGAL COUNSEL                                                                                      21

BROKERAGE PRACTICES AND COMMISSIONS                                                                   21

PRICING OF FUND SHARES                                                                                23

TAXES                                                                                                 24

CALCULATION OF PERFORMANCE DATA                                                                       24

ADDITIONAL INFORMATION                                                                                25

   SHAREHOLDER MEETINGS                                                                               25
   CAPITALIZATION AND VOTING                                                                          25
   FEDERAL LAW AFFECTING STATE STREET                                                                 26
   PROXY VOTING POLICY                                                                                26

FINANCIAL STATEMENTS                                                                                  27

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                            28

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE RUSSELL 1000(R) GROWTH INDEX. The fund will measure its performance against the Russell 1000(R) Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

FINANCIAL FUTURES OPTIONS. The fund may invest in financial futures contracts and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

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SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions. A fundamental restriction may only be changed by a vote of a "majority of the outstanding voting securities" of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

1. The fund will not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2. The fund will not issue "senior securities," except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3. The fund will not engage in the business of underwriting securities issued by others, except to the extent that the fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.   The fund will not purchase or sell real estate, except that the fund may
     (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
     (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

5. The fund will not purchase or sell commodities or commodity contracts, except the fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6. The fund will not make loans, except that the fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7. The fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

If any percentage restriction described above for the fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund's assets will not constitute a violation of the restriction, except as otherwise noted. In addition, the fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the fund's investment restrictions, but are not part of the fund's investment restrictions.

BORROWING. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 50% of its total assets (not including temporary borrowings in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the fund's investment restriction.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rate during the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------



                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                           NUMBER OF
                        POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                        FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND       LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                     SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson        -  Trustee since 1988    -  Vice Chairman, Frank Russell Company (institutional    -  27
909 A Street                                        financial consultant);

Tacoma, WA 98402        -  Interested Person     -  Chairman of the Board, Frank Russell Investment
Age 65                     of the SSgA Funds        Management Company (investment management); and
                           (as defined in the       Frank Russell Investment Company and Russell
                           1940 Act) due to         Investment Funds (registered investment companies);
                           his employment by     -  Chairman of the Board and Chief Executive Officer,
                           the parent company       Russell Fund Distributors, Inc. (mutual fund
                           of the Administrator     broker-dealer and underwriter) and Frank Russell
                        -  Chairman of the          Trust Company; and
                           Board and President   -  Director, Russell Insurance Agency, Inc. (manager of
                        -  Member, Governance       investment companies); Frank Russell Investments
                           Committee                (UK) Limited (unit trust management); and Frank
                        -  Member, Valuation        Russell Asset Management (Cayman) II LLC (limited
                           Committee                partnership investment).


INDEPENDENT TRUSTEES


                                                                                                           NUMBER OF
                        POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                        FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND       LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                     SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
William L. Marshall     -  Trustee since 1988    -  Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street    -  Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901       Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                  -  Member, Governance       Inc. (a registered investment advisor and provider
                           Committee                of financial and related consulting services);
                        -  Member, Valuation     -  Certified Financial Planner and Member, Financial
                           Committee                Planners Association; and
                                                 -  Registered Representative and Principal for
                                                    Securities with Cambridge Investment Research, Inc.,
                                                    Fairfield, Iowa.

Steven J. Mastrovich    -  Trustee since 1988    -  September 2000 to Present, Global Head of Structured   -  27
623 Clapboardtree       -  Member, Audit            Real Estate, J.P. Morgan Investment Management
Street                     Committee                (private real estate investment for clients
Westwood, MA 02090      -  Member, Governance       primarily outside of the US to locate private real
Age 48                     Committee                estate investments in the US);
                        -  Member, Valuation     -  January 2000 to September 2000, Managing Director,
                           Committee                HSBC Securities (USA) Inc. (banking and financial
                                                    services);
                                                 -  From 1998 to 2000, President, Key Global Capital,
                                                    Inc. (provider of equity and mezzanine capital to
                                                    real estate industry);
                                                 -  From 1997 to 1998, Partner, Squire, Sanders &
                                                    Dempsey (law firm); and

                                                 -  From 1994 to 1997, Partner, Brown, Rudnick,
                                                    Freed & Gesmer (law firm).
Patrick J. Riley        -  Trustee since 1988    -  2003 to Present, Associate Justice, Commonwealth of    -  27
One Corporate Place     -  Member, Audit            Massachusetts Superior Court;
55 Ferncroft Road          Committee             -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923       -  Member, Governance       L.L.P. (law firm); and
Age 56                     Committee             -  Director, SSgA Cash Management Fund plc; and State
                        -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                           Committee                companies).

Richard D. Shirk        -  Trustee since 1988    -  March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE  -  Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877     Committee             -  1996 to March 2001, President and Chief Executive
Age 59                  -  Member, Governance       Officer, Cerulean Companies, Inc. (holding company);
                           Committee             -  1992 to March 2001, President and Chief Executive
                        -  Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                           Committee                association for independent Blue Cross and Blue
                                                    Shield health care plans);
                                                 -  1993 to November 2001, Chairman and Board Member,
                                                    Georgia Caring for Children Foundation (private
                                                    foundation);
                                                 -  November 1998 to Present, Board Member, Healthcare
                                                    Georgia Foundation (private foundation); and
                                                 -  September 2002 to Present, Board Member, Amerigroup
                                                    Corp. (managed health care).

Bruce D. Taber          -  Trustee since 1991    -  Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road       -  Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921          Committee                and services company); and
Age 61                  -  Member, Governance    -  Director, SSgA Cash Management Fund plc and State
                           Committee                Street Global Advisors Ireland, Ltd. (investment
                        -  Member, Valuation        companies).
                           Committee

Henry W. Todd           -  Trustee since 1988    -  Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive       -  Member, Audit            (flavorings manufacturer);
Montgomeryville, PA        Committee             -  President and CEO, Zink & Triest Co., Inc. (dealer
18936                   -  Member, Governance       in vanilla flavoring); and
Age 57                     Committee             -  Director, SSgA Cash Management Fund plc and State
                        -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                           Committee                companies).


PRINCIPAL OFFICERS

                        POSITION(S) WITH SSgA
                        FUNDS;
NAME, ADDRESS AND       LENGTH OF TIME
AGE                     SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites      -  Principal Executive   -  2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial     Officer and Chief        advisor);
Center                     Executive Officer     -  2001 to Present, Senior Principal, State Street Global Advisors; Managing
One Lincoln Street         since 2003               Director, Advisor Strategies (investment management);
Boston, MA 02111-2900                            -  1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                              and SSgA Latin America; and
                                                 -  1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold       -  Vice President and    -  Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street               Secretary since          Russell Company (institutional financial consultant);
Tacoma, WA 98402           1994;                 -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                  -  Chief Legal Officer      Investment Management Company (investment management), Frank Russell
                           since 2003               Capital Inc. (investment advisor of private equity funds), and Frank
                                                    Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                 -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                    Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                 -  Director, Secretary and Associate General Counsel, Frank Russell
                                                    Securities, Inc. (institutional brokerage firm); and
                                                 -  Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross              -  Vice President        -  2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial     since 2002               advisor);
Center                                           -  2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                  management);
Boston, MA 02111-2900                            -  1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                              financial services);
                                                 -  2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson         -  Treasurer and         -  Director - Investment Operations, Frank Russell Investment Management
909 A Street               Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402           Accounting Officer       company); and
Age 41                     since 2000            -  Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                    and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini      -  Chief Compliance      -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial     Officer since 2004       Management Officer, State Street Global Advisors;
Center                                           -  2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                  and
Boston, MA 02111-2900                            -  September 1985 to February 2001, Managing Director, Regulatory Compliance
Age 61                                              Consulting Group, PricewaterhouseCoopers.

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                            FISCAL 2004 TOTAL
                                                                       COMPENSATION FROM FUND AND
                                           FISCAL 2004 AGGREGATE          FUND COMPLEX PAID TO
               NAME/POSITION              COMPENSATION FROM FUND                TRUSTEES
       ------------------------------------------------------------------------------------------
       Lynn L. Anderson,                            None                          None
       Chairman of the Board and
       President

       William L. Marshall, Trustee

       Steven J. Mastrovich, Trustee

       Patrick J. Riley, Trustee

       Richard D. Shirk, Trustee

       Bruce D. Taber, Trustee

       Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                               ALL REGISTERED
                                                                                            INVESTMENT COMPANIES
                                                                                          OVERSEEN BY TRUSTEES IN
                                                                                            FAMILY OF INVESTMENT
           TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND               COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000          $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                             $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000        $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000          Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection         $50,001-$100,000
                                Fund

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000         $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000         $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                             $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and

Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

The fund accrued the following expenses to the Advisor for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------




Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------



----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston,
MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------




For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]



     Advertising
     Printing
     Compensation to Dealers
     Compensation to Sales Personnel
     Other(1)
     Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     2004
     -------------



INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Advisor paid the following total brokerage commissions during the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------




Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------




Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to ___% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                PRINCIPAL                  COMMISSIONS
                 ($000)                      ($000)
               ---------------------------------------



                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily
4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT]


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =    a hypothetical initial payment of $1,000
                    T =    average annual total return
                    n =    number of years
                    ERV =  ending redeemable value of a hypothetical
                           $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where: P =           a hypothetical initial payment of $1,000
                   T =           average annual total return (after taxes on
                                 distributions)
                   n =           number of years
                   ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


                AVERAGE ANNUAL TOTAL RETURN
           -------------------------------------
           ONE YEAR ENDING    INCEPTION TO
           AUGUST 31, 2004    AUGUST 31, 2004(1)
           -------------------------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to

----------

(1)  Annualized. The fund commenced operations on March 30, 2004.

perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                            SSGA LARGE CAP VALUE FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                            3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                        3

   INVESTMENT STRATEGIES                                                                                3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                7
   TEMPORARY DEFENSIVE POSITION                                                                         8
   PORTFOLIO TURNOVER                                                                                   8

MANAGEMENT OF THE FUND                                                                                  9

   BOARD OF TRUSTEES AND OFFICERS                                                                       9
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003      14
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                              15

INVESTMENT ADVISORY AND OTHER SERVICES                                                                 15

   ADVISOR                                                                                             15
   ADMINISTRATOR                                                                                       16
   CUSTODIAN AND TRANSFER AGENT                                                                        17
   DISTRIBUTOR                                                                                         18
   CODE OF ETHICS                                                                                      18
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                            18
   INDEPENDENT ACCOUNTANTS                                                                             20
   LEGAL COUNSEL                                                                                       20

BROKERAGE PRACTICES AND COMMISSIONS                                                                    20

PRICING OF FUND SHARES                                                                                 22

TAXES                                                                                                  23

CALCULATION OF PERFORMANCE DATA                                                                        24

ADDITIONAL INFORMATION                                                                                 25

   SHAREHOLDER MEETINGS                                                                                25
   CAPITALIZATION AND VOTING                                                                           25
   FEDERAL LAW AFFECTING STATE STREET                                                                  25
   PROXY VOTING POLICY                                                                                 25

FINANCIAL STATEMENTS                                                                                   26

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             27

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE RUSSELL 1000(R) VALUE INDEX. The fund will measure its performance against the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

FINANCIAL FUTURES OPTIONS. The fund may invest in financial futures contracts and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions. A fundamental restriction may only be changed by a vote of a "majority of the outstanding voting securities" of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

1. The fund will not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2. The fund will not issue "senior securities," except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3. The fund will not engage in the business of underwriting securities issued by others, except to the extent that the fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.   The fund will not purchase or sell real estate, except that the fund may
     (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
     (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

5. The fund will not purchase or sell commodities or commodity contracts, except the fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6. The fund will not make loans, except that the fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7. The fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

If any percentage restriction described above for the fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund's assets will not constitute a violation of the restriction, except as otherwise noted. In addition, the fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the fund's investment restrictions, but are not part of the fund's investment restrictions.

BORROWING. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 50% of its total assets (not including temporary borrowings in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the fund's investment restriction.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rate during the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------



                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                           NUMBER OF
                        POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                        FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND       LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                     SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson        -  Trustee since 1988    -  Vice Chairman, Frank Russell Company (institutional    -  27
909 A Street            -  Interested Person        financial consultant);
Tacoma, WA 98402           of the SSgA Funds     -  Chairman of the Board, Frank Russell Investment
Age 65                     (as defined in the       Management Company (investment management); and
                           1940 Act) due to         Frank Russell Investment Company and Russell
                           his employment by        Investment Funds (registered investment companies);
                           the parent company    -  Chairman of the Board and Chief Executive Officer,
                           of the Administrator     Russell Fund Distributors, Inc. (mutual fund
                        -  Chairman of the          broker-dealer and underwriter) and Frank Russell
                           Board and President      Trust Company; and
                        -  Member, Governance    -  Director, Russell Insurance Agency, Inc. (manager of
                           Committee                investment companies); Frank Russell Investments
                        -  Member, Valuation        (UK) Limited (unit trust management); and Frank
                           Committee                Russell Asset Management (Cayman) II LLC (limited
                                                    partnership investment).

INDEPENDENT TRUSTEES


                                                                                                           NUMBER OF
                        POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                        FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND       LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                     SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
William L. Marshall     -  Trustee since 1988    -  Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street    -  Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901       Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                  -  Member, Governance       Inc. (a registered investment advisor and provider
                           Committee                of financial and related consulting services);
                        -  Member, Valuation     -  Certified Financial Planner and Member, Financial
                           Committee                Planners Association; and
                                                 -  Registered Representative and Principal for
                                                    Securities with Cambridge Investment Research, Inc.,
                                                    Fairfield, Iowa.

Steven J. Mastrovich    -  Trustee since 1988    -  September 2000 to Present, Global Head of Structured   -  27
623 Clapboardtree       -  Member, Audit            Real Estate, J.P. Morgan Investment Management
Street                     Committee                (private real estate investment for clients
Westwood, MA 02090      -  Member, Governance       primarily outside of the US to locate private real
Age 48                     Committee                estate investments in the US);
                        -  Member, Valuation     -  January 2000 to September 2000, Managing Director,
                           Committee                HSBC Securities (USA) Inc. (banking and financial
                                                    services);
                                                 -  From 1998 to 2000, President, Key Global Capital,
                                                    Inc. (provider of equity and mezzanine capital to
                                                    real estate industry);
                                                 -  From 1997 to 1998, Partner, Squire, Sanders &
                                                    Dempsey (law firm); and
                                                 -  From 1994 to 1997, Partner, Brown, Rudnick,
                                                    Freed & Gesmer (law firm).

Patrick J. Riley        -  Trustee since 1988    -  2003 to Present, Associate Justice, Commonwealth of    -  27
One Corporate Place     -  Member, Audit            Massachusetts Superior Court;
55 Ferncroft Road          Committee             -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923       -  Member, Governance       L.L.P. (law firm); and
Age 56                     Committee             -  Director, SSgA Cash Management Fund plc; and State
                        -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                           Committee                companies).

Richard D. Shirk        -  Trustee since 1988    -  March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE  -  Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877     Committee             -  1996 to March 2001, President and Chief Executive
Age 59                  -  Member, Governance       Officer, Cerulean Companies, Inc. (holding company);
                           Committee             -  1992 to March 2001, President and Chief Executive

                        -  Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                           Committee                association for independent Blue Cross and Blue
                                                    Shield health care plans);
                                                 -  1993 to November 2001, Chairman and Board Member,
                                                    Georgia Caring for Children Foundation (private
                                                    foundation);
                                                 -  November 1998 to Present, Board Member, Healthcare
                                                    Georgia Foundation (private foundation); and
                                                 -  September 2002 to Present, Board Member, Amerigroup
                                                    Corp. (managed health care).

Bruce D. Taber          -  Trustee since 1991    -  Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road       -  Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921          Committee                and services company); and
Age 61                  -  Member, Governance    -  Director, SSgA Cash Management Fund plc and State
                           Committee                Street Global Advisors Ireland, Ltd. (investment
                        -  Member, Valuation        companies).
                           Committee

Henry W. Todd           -  Trustee since 1988    -  Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive       -  Member, Audit            (flavorings manufacturer);
Montgomeryville, PA        Committee             -  President and CEO, Zink & Triest Co., Inc. (dealer
18936                   -  Member, Governance       in vanilla flavoring); and
Age 57                     Committee             -  Director, SSgA Cash Management Fund plc and State
                        -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                           Committee                companies).


PRINCIPAL OFFICERS


                        POSITION(S) WITH SSgA
                        FUNDS;
NAME, ADDRESS AND       LENGTH OF TIME
AGE                     SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites      -  Principal Executive   -  2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial     Officer and Chief        advisor);
Center                     Executive Officer     -  2001 to Present, Senior Principal, State Street Global Advisors; Managing
One Lincoln Street         since 2003               Director, Advisor Strategies (investment management);
Boston, MA 02111-2900                            -  1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                              and SSgA Latin America; and
                                                 -  1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold       -  Vice President and    -  Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street               Secretary since          Russell Company (institutional financial consultant);
Tacoma, WA 98402           1994;                 -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                  -  Chief Legal              Investment Management Company (investment management), Frank

                           Officer since 2003       Russell Capital Inc. (investment advisor of private equity funds), and
                                                    Frank Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                 -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                    Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                 -  Director, Secretary and Associate General Counsel, Frank Russell
                                                    Securities, Inc. (institutional brokerage firm); and
                                                 -  Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross              -  Vice President        -  2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial     since 2002               advisor);
Center                                           -  2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                  management);
Boston, MA 02111-2900                            -  1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                              financial services);
                                                 -  2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson         -  Treasurer and         -  Director - Investment Operations, Frank Russell Investment Management
909 A Street               Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402           Accounting Officer       company); and
Age 41                     since 2000            -  Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                    and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini      -  Chief Compliance      -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial     Officer since 2004       Management Officer, State Street Global Advisors;
Center                                           -  2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                  and
Boston, MA 02111-2900                            -  September 1985 to February 2001, Managing Director, Regulatory Compliance
Age 61                                              Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]

                                                                            FISCAL 2004 TOTAL
                                                                       COMPENSATION FROM FUND AND
                                           FISCAL 2004 AGGREGATE          FUND COMPLEX PAID TO
              NAME/POSITION               COMPENSATION FROM FUND                TRUSTEES
       ------------------------------------------------------------------------------------------
       Lynn L. Anderson,                            None                          None
       Chairman of the Board and
       President

       William L. Marshall, Trustee

       Steven J. Mastrovich, Trustee

       Patrick J. Riley, Trustee

       Richard D. Shirk, Trustee

       Bruce D. Taber, Trustee

       Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                               ALL REGISTERED
                                                                                            INVESTMENT COMPANIES
                                                                                          OVERSEEN BY TRUSTEES IN
                                                                                            FAMILY OF INVESTMENT
           TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND               COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000           $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                              $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000         $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000            Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection
                                Fund                                  $50,001-$100,000
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000           $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000          $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                               $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

The fund accrued the following expenses to the Advisor for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------




Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------



ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------



CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------




For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]



     Advertising
     Printing
     Compensation to Dealers
     Compensation to Sales Personnel
     Other(1)
     Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------



INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

----------

(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Advisor paid the following total brokerage commissions during the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------




Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------




Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to ___% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                                                   PRINCIPAL                   COMMISSIONS
                                                                     ($000)                      ($000)
                                                                   ---------------------------------------






                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT]


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =   a hypothetical initial payment of $1,000
                    T =   average annual total return
                    n =   number of years
                    ERV = ending redeemable value of a hypothetical $1,000
                          payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =          a hypothetical initial payment of $1,000
                    T =          average annual total return (after taxes on
                                 distributions)
                    n =          number of years
                    ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                AVERAGE ANNUAL TOTAL RETURN
           -------------------------------------
           ONE YEAR ENDING    INCEPTION TO
           AUGUST 31, 2004    AUGUST 31, 2004(1)
           ----------------- -------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

----------
(1)  Annualized. The fund commenced operations on March 30, 2004.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific
     -    ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
   - Against offers when there are prospects for an enhanced bid or other bidders
   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:


   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                            LIFE SOLUTIONS(SM) FUNDS

                      LIFE SOLUTIONS INCOME AND GROWTH FUND
                          LIFE SOLUTIONS BALANCED FUND
                           LIFE SOLUTIONS GROWTH FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                 3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                             3

   INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS                                                           3
   INVESTMENT PRACTICES OF THE UNDERLYING FUNDS                                                              3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                     8
   INVESTMENT RESTRICTIONS                                                                                   9
   TEMPORARY DEFENSIVE POSITION                                                                             10
   PORTFOLIO TURNOVER                                                                                       10

MANAGEMENT OF THE FUND                                                                                      11

   BOARD OF TRUSTEES AND OFFICERS                                                                           11
   COMPENSATION                                                                                             15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003           16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                   16

INVESTMENT ADVISORY AND OTHER SERVICES                                                                      17

   ADVISOR                                                                                                  17
   ADMINISTRATOR                                                                                            18
   CUSTODIAN AND TRANSFER AGENT                                                                             19
   DISTRIBUTOR                                                                                              19
   CODE OF ETHICS                                                                                           19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                 20
   INDEPENDENT ACCOUNTANTS                                                                                  22
   LEGAL COUNSEL                                                                                            22

BROKERAGE PRACTICES AND COMMISSIONS                                                                         22

PRICING OF LIFE SOLUTIONS FUND SHARES                                                                       22

TAXES                                                                                                       23

CALCULATION OF PERFORMANCE DATA                                                                             23

   TOTAL RETURN                                                                                             23

ADDITIONAL INFORMATION                                                                                      24

   SHAREHOLDER MEETINGS                                                                                     24
   CAPITALIZATION AND VOTING                                                                                24
   FEDERAL LAW AFFECTING STATE STREET                                                                       25
   PROXY VOTING POLICY                                                                                      25
   MASSACHUSETTS BUSINESS TRUST                                                                             25

FINANCIAL STATEMENTS                                                                                        26

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                 27

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS

Each Life Solutions Fund attempts to meet its investment objective by investing in a different combination of the Investment Company's portfolios (the "Underlying Funds"). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

INVESTMENT PRACTICES OF THE UNDERLYING FUNDS

The following describes the investment objective and principal investment strategy for each of the Underlying Funds in which the Life Solutions Funds may invest.

MONEY MARKET FUND. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

US GOVERNMENT MM FUND. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The fund attempts to meet its investment objective by investing substantially all of its investable assets in obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities or in repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may invest in obligations of US agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank that are neither insured nor guaranteed by the US Treasury. Because the US Government MM Fund may be 100% invested in securities of the US government, its agencies or instrumentalities, its return may be less than a fund which can invest without limitation in all types of securities. The US Government MM Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

YIELD PLUS FUND. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

The fund attempts to meet its objective by investing primarily in high-quality, dollar-denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including futures, options, and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

INTERMEDIATE FUND. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund under normal market conditions invests at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the return of the Lehman Brothers(R) Intermediate Government/Credit (LBIGC) Index and match the LBIGC Index's duration at all times while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match the LBAB Index's duration at all times while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

HIGH YIELD BOND FUND. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) High Yield Bond (LBHYB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Debt securities may be either fixed, zero coupon, payment in kind, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may invest up to 20% of its assets in equity securities, including real estate investment trusts, warrants, preferred stock and common stock. The fund may also hold equity securities if delivered to the fund in connection with debt securities held by the fund. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. The duration of the instruments in which the fund invests is linked to the LBHYB Index. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

CORE OPPORTUNITIES FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

S&P 500 INDEX FUND. The fundamental investment objective is to seek to replicate the total return of the S&P 500(R) Index. The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the S&P Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500(R) Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may also invest in futures and options.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For more information, please see "Additional Information . . . Management of a Feeder Portfolio."

DISCIPLINED EQUITY FUND. The fundamental investment objective is to provide total returns that exceed over time the S&P 500(R) Index through investment in equity securities.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor return forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.


The equity strategy used by the fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the fund to hold most, but not all, of the securities in the benchmark. The fund seeks to maintain similar sector and industry weightings as the benchmark, thus managing the risk associated with more actively managed portfolios.


SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.


The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with a market capitalization generally ranging in value from approximately $68 million to $2.35 billion. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."


Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

SPECIAL EQUITY FUND. The nonfundamental investment objective is to maximize total return through investment in mid- and small capitalization US equity securities.


Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will attempt to meet its objective through the active selection of mid- and small capitalization equity securities based on fundamental analysis. The investment approach emphasizes bottom-up stock selection informed by a top-down macroeconomic outlook. The fund management team focuses on identifying high quality stocks with sustainable growth prospects, paying particular attention to changes in the rates of growth of individual companies' earnings. The fund may also invest in initial public offerings with the intention of immediately selling the shares in the after-market. The fund seeks to outperform the Russell 2500(TM) Index which has total market capitalization generally ranging in value from approximately $68 million to $6.5 billion.


AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.


Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The investable universe is constructed using the Russell 3000(R) Index, which is a combination of the larger-capitalization Russell 1000(R) Index and the smaller-capitalization Russell 2000(R) Index. Securities in the Russell 3000 Index include those companies with a market capitalization range of approximately $68 million to $346 billion. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."


IAM SHARES FUND. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM Companies).


The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM Companies. IAM Companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500(R) Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM Companies. Shareholders will be notified 60 days prior to changing the 80% policy. As of the fiscal year-end of the fund, August 31, 2004, there was a universe of 342 publicly traded IAM Companies as provided by the IAM. Based on the current model environment, nearly half of the 342 IAM-represented companies comprised the August 31, 2003 investments in the fund. The weighted average capitalization of the fund was $86.6 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment. The fund may participate in initial public offerings of IAM Companies.


The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund frequently in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest up to 20% of its assets in securities in non-IAM Companies contained in the S&P 500 Index. In the 20% portion, the portfolio management team screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union as having non-union sentiment.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.

LARGE CAP VALUE FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Under normal market conditions, the fund invests at least 80% of total assets in equity securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $527 million to $346 billion. The fund will measure its performance against the Russell 1000(R) Value Index. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities that are undervalued relative to their peers. The Advisor applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The Advisor may use various techniques, including buying and selling derivative instruments such as futures contracts or exchange traded funds to increase or decrease the fund's exposure to changing market conditions that affect security values. The fund may participate in initial public offerings and may also invest in securities of foreign issuers.


LARGE CAP GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing in equity securities.


Under normal market conditions, the fund invests at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $527 million to $346 billion. The fund will measure its performance against the Russell 1000(R) Growth Index.


The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding less than 75 companies exhibiting growth characteristics. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The companies in the fund generally exhibit stronger potential for earnings growth than their industry peers, as well as a plan to continue the growth trajectory into the future. The fund is diversified across economic sectors, and overweight to the sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

ACTIVE REIT FUND. The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.


Under normal market conditions, the fund will invest at least 80% of its assets in REIT securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The Active REIT Fund is not a diversified mutual fund, as defined by the 1940 Act. The top five holdings in the Active REIT Fund portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund. To the extent the Active REIT Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the fund's share price. Similarly, to the extent the fund chooses to invest in fewer issuers, the fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers. The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones Wilshire REIT(R) Index and across different types and regions based on the fundamental research of the Advisor. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The fund may invest up to 20% of its assets in non-REIT real estate securities, and equity and fixed-income securities of non-real estate companies.


EMERGING MARKETS FUND. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.


Under normal circumstances, the fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the fund invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the fund's assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

The fund may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. The fund may also invest in fixed income securities rated investment grade or better issued by US companies. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International(R) Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will include those countries among the countries in which it may invest.

INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the 80% investment policy.

The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI(R) EAFE(R) Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

MSCI EAFE INDEX FUND. The nonfundamental investment objective is to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the MSCI(R) EAFE(R) Index). The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street MSCI EAFE Index Portfolio (the MSCI EAFE Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of the fund's total assets will be invested (either on its own or as a part of a master/feeder structure) in stocks of the MSCI EAFE Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the MSCI EAFE Index. The MSCI EAFE Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchanges of 21 developed market countries (but not the United States). The portfolio management team seeks a correlation of .95, before expenses, or better between the fund's performance and the performance of the MSCI EAFE Index; a figure of 1.00 would represent perfect correlation. For more information, please see "Additional Information . . . Management of a Feeder Portfolio."


DISCIPLINED SMALL CAP FUND

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]

INVESTMENT RESTRICTIONS

The Life Solutions Funds are subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 14 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The Underlying Funds are also subject to investment restrictions. No Life Solutions Fund will:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and shares of the Underlying Funds or other investment companies). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of a Life Solutions Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Life Solutions Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Life Solutions Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a Life Solutions Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities and shares of the Underlying Funds), if immediately after and as a result of such investment the current market value of a Life Solutions Fund's holdings in the securities of such issuer exceeds 5% of the value of its assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Life Solutions Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of its total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the Life Solutions Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the Life Solutions Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the Life Solutions Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of a Life Solutions Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Life Solutions Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Life Solutions Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for each Life Solutions Fund is calculated by dividing the lesser of purchases or sales of underlying fund shares for the particular year by the monthly average value of the underlying fund shares owned by the Fund during the year. Each Life Solutions Fund's portfolio turnover rate is expected to not exceed 100%. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund. The Life Solutions Funds will not purchase or sell underlying fund shares to: (i) accommodate purchases and sales of each Fund's shares; (ii) change the percentages of each Fund's assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund's assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

For the fiscal periods ended August 31, the portfolio turnover rates for the Life Solutions Funds were:


                    INCOME AND
     AUGUST 31,     GROWTH       BALANCED   GROWTH
     ---------------------------------------------
     2004

     2003           22.46%       26.12%     21.85%

     2002           41.96%       36.01%     40.17%



The decrease in the 2002 turnover does not relate to a change in process. The intended asset mix changes were of similar size each of the last two years. However, in 2001 turnover was higher than normal, as the fund line-up was changed within US equity to reduce the proportion in the S&P 500 Index Fund to allow a higher level of active management.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                         NUMBER OF
                          POSITION(S) WITH SSgA                                                          PORTFOLIOS IN FUND
                          FUNDS;                                                                         COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;       OVERSEEN BY
AGE                       SERVED                      OTHER DIRECTORSHIPS HELD                           TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          - Trustee since 1988        - Vice Chairman, Frank Russell Company             - 27
909 A Street                                            (institutional financial consultant);
Tacoma, WA 98402          - Interested Person of
Age 65                      the SSgA Funds (as        - Chairman of the Board, Frank Russell
                            defined in the 1940         Investment Management Company (investment
                            Act) due to his             management); and Frank Russell Investment
                            employment by the           Company and Russell Investment Funds
                            parent company of the       (registered investment companies);
                            Administrator
                                                      - Chairman of the Board and Chief Executive
                          - Chairman of the Board       Officer, Russell Fund Distributors, Inc.
                            and President               (mutual fund broker-dealer and underwriter)
                                                        and Frank Russell Trust Company; and
                          - Member, Governance
                            Committee                 - Director, Russell Insurance Agency, Inc.
                                                        (manager of investment companies); Frank
                          - Member, Valuation           Russell Investments (UK) Limited (unit trust
                            Committee                   management); and Frank Russell Asset
                                                        Management (Cayman) II LLC (limited
                                                        partnership investment).


INDEPENDENT TRUSTEES


                                                                                                         NUMBER OF
                          POSITION(S) WITH SSgA                                                          PORTFOLIOS IN FUND
                          FUNDS;                                                                         COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;       OVERSEEN BY
AGE                       SERVED                      OTHER DIRECTORSHIPS HELD                           TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
William L. Marshall       - Trustee since 1988        - Chief Executive Officer and President, Wm. L.    - 27
33 West Court Street                                    Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901      - Chairman, Audit             Companies, Inc. and the Marshall Financial
Age 62                      Committee                   Group, Inc. (a registered investment advisor
                                                        and provider of financial and related
                          - Member, Governance          consulting services);
                            Committee
                                                      - Certified Financial Planner and Member,
                          - Member, Valuation           Financial Planners Association; and
                            Committee
                                                      - Registered Representative and Principal for

                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      - Trustee since 1988        - September 2000 to Present, Global Head of        - 27
623 Clapboardtree                                       Structured Real Estate, J.P. Morgan Investment
Street                    - Member, Audit Committee     Management (private real estate investment for
Westwood, MA 02090                                      clients primarily outside of the US to locate
Age 48                    - Member, Governance          private real estate investments in the US);
                            Committee
                                                      - January 2000 to September 2000, Managing
                          - Member, Valuation           Director, HSBC Securities (USA) Inc. (banking
                            Committee                   and financial services);

                                                      - From 1998 to 2000, President, Key Global
                                                        Capital, Inc. (provider of equity and
                                                        mezzanine capital to real estate industry);

                                                      - From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and

                                                      - From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          - Trustee since 1988        - 2003 to Present, Associate Justice,              - 27
One Corporate Place                                     Commonwealth of Massachusetts Superior Court;
55 Ferncroft Road         - Member, Audit Committee
Danvers, MA 01923                                     - 1985 to 2002, Partner, Riley, Burke & Donahue,
Age 56                    - Member, Governance          L.L.P. (law firm); and
                            Committee
                                                      - Director, SSgA Cash Management Fund plc; and
                          - Member, Valuation           State Street Global Advisors Ireland, Ltd.
                            Committee                   (investment companies).

Richard D. Shirk          - Trustee since 1988        - March 2001 to April 2002, Chairman, Cerulean     - 27
1180 Brookgate Way, NE                                  Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877    - Member, Audit Committee
Age 59                                                - 1996 to March 2001, President and Chief
                          - Member, Governance          Executive Officer, Cerulean Companies, Inc.
                            Committee                   (holding company);

                          - Member, Valuation         - 1992 to March 2001, President and Chief
                            Committee                   Executive Officer, Blue Cross/Blue Shield of
                                                        Georgia (trade association for independent
                                                        Blue Cross and Blue Shield health care plans);

                                                      - 1993 to November 2001, Chairman and Board
                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);

                                                      - November 1998 to Present, Board Member,
                                                        Healthcare Georgia Foundation (private
                                                        foundation); and

                                                      - September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            - Trustee since 1991        - Consultant, Computer Simulation, General         - 27
26 Round Top Road                                       Electric Industrial Control Systems
Boxford, MA 01921         - Member, Audit Committee     (diversified technology and services company);
Age 61                                                  and
                          - Member, Governance
                                                      - Director, SSgA Cash Management Fund plc and
                                                        State Street Global Advisors Ireland, Ltd.
                                                        (investment

                            Committee                   companies).

                          - Member, Valuation
                            Committee

Henry W. Todd             - Trustee since 1988        - Chairman, President and CEO, A.M. Todd Group,    - 27
150 Domorah Drive                                       Inc. (flavorings manufacturer);
Montgomeryville, PA       - Member, Audit Committee
18936                                                 - President and CEO, Zink & Triest Co., Inc.
Age 57                    - Member, Governance          (dealer in vanilla flavoring); and
                            Committee
                                                      - Director, SSgA Cash Management Fund plc and
                          - Member, Valuation           State Street Global Advisors Ireland, Ltd.
                            Committee                   (investment companies).


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
Agustin J. Fleites        - Principal Executive       - 2002 to Present, President, SSgA Funds
State Street Financial      Officer and Chief           Management, Inc. (investment advisor);
Center                      Executive Officer since
One Lincoln Street          2003                      - 2001 to Present, Senior Principal, State
Boston, MA 02111-2900                                   Street Global Advisors; Managing Director,
Age 39                                                  Advisor Strategies (investment management);

                                                      - 1999 to 2001, Principal, Head of Exchange
                                                        Traded Funds, Offshore Funds and SSgA Latin
                                                        America; and

                                                      - 1993 to 1999, Principal, Head of Asset
                                                        Allocation Strategies.

J. David Griswold         - Vice President and        - Director - Global Regulatory Policy and
909 A Street                Secretary since 1994;       Assistant Secretary, Frank Russell Company
Tacoma, WA 98402                                        (institutional financial consultant);
Age 47                    - Chief Legal Officer
                            since 2003                - Assistant Secretary and Associate General
                                                        Counsel, Frank Russell Investment Management
                                                        Company (investment management), Frank Russell
                                                        Capital Inc. (investment advisor of private
                                                        equity funds), and Frank Russell Investments
                                                        (Delaware), Inc. (member of general partner of
                                                        private equity funds);

                                                      - Assistant Secretary and Associate General
                                                        Counsel, Russell Fund Distributors, Inc.
                                                        (mutual fund broker-dealer and underwriter);

                                                      - Director, Secretary and Associate General
                                                        Counsel, Frank Russell Securities, Inc.
                                                        (institutional brokerage firm); and

                                                      - Director, Frank Russell Canada Limited/Limitee
                                                        (institutional financial consultant).

James Ross                - Vice President since      - 2001 to Present, Principal, SSgA Funds
State Street Financial      2002                        Management, Inc. (investment advisor);
Center
One Lincoln Street                                    - 2000 to Present, Principal, State Street
Boston, MA 02111-2900                                   Global Advisors (investment management);

                                                      - 1992 to 2000, Vice President, State Street
                                                        Corporation (diversified financial services);

                                                      - 2000 to Present, Vice President, streetTRACKS
                                                        Series Trust (registered

Age 39                                                  investment company).

Mark E. Swanson           - Treasurer and Principal   - Director - Investment Operations, Frank
909 A Street                Accounting Officer          Russell Investment Management Company
Tacoma, WA 98402            since 2000                  (investment management) and Frank Russell
Age 41                                                  Trust Company (trust company); and

                                                      - Treasurer and Chief Accounting Officer, Frank
                                                        Russell Investment Company and Russell
                                                        Investment Funds (registered investment
                                                        companies).

Peter A. Ambrosini        - Chief Compliance          - February 2001 to present, Senior Principal,
State Street Financial      Officer since 2004          Chief Compliance and Risk Management Officer,
Center                                                  State Street Global Advisors;
One Lincoln Street
Boston, MA 02111-2900                                 - 2001 to present, Chief Compliance Officer,
Age 61                                                  SSgA Funds Management, Inc.; and

                                                      - September 1985 to February 2001, Managing
                                                        Director, Regulatory Compliance Consulting
                                                        Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                    FISCAL 2004 TOTAL
                                                               COMPENSATION FROM FUND AND
                                       FISCAL 2004 AGGREGATE     FUND COMPLEX PAID TO
             NAME/POSITION            COMPENSATION FROM FUND           TRUSTEES
     ------------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman                None                      None
     of the Board and President

     William L. Marshall, Trustee              None

     Steven J. Mastrovich, Trustee             None

     Patrick J. Riley, Trustee                 None

     Richard D. Shirk, Trustee                 None

     Bruce D. Taber, Trustee                   None

     Henry W. Todd, Trustee                    None

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                                 AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN
                                                                                                     ALL REGISTERED
                                                                                                  INVESTMENT COMPANIES
                                                                                                 OVERSEEN BY TRUSTEES IN
                                                                                                  FAMILY OF INVESTMENT
           TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                    COMPANIES

Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000                $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                   $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                 Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000               $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                   $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


LIFE SOLUTIONS INCOME AND GROWTH FUND


-


LIFE SOLUTIONS BALANCED FUND


-


LIFE SOLUTIONS GROWTH FUND


-


                     INVESTMENT ADVISORY AND OTHER SERVICES

Each Life Solutions Fund, as a shareholder of the Underlying Funds, will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds.

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, Advisor directs the Life Solutions Fund's investments in accordance with their investment objectives, policies and limitations. The Life Solutions Funds do not pay management fees. The Advisor has agreed to reimburse each Life Solutions fund for all expenses in excess of ..45% until December 31, 2004. The reimbursement amounted to the following for the fiscal years ended August 31:


[TO BE UPDATED BY AMENDMENT]



     LIFE SOLUTIONS FUND         2004    2003       2002
     -----------------------------------------------------
     Balanced                           $    0    $      0

     Growth                             $    0    $      0

     Income and Growth                  $    0    $ 16,163



APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Life Solutions Funds to not pay the Administrator a fee.

CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid a fee in accordance with the following with respect to the Life Solutions
Funds: Accounting fee, daily priced--$1,000 per month; accounting fee, monthly priced--$500 per month; transactions--$5 each. A balance credit is applied against the accounting and transactions fees (excluding out-of-pocket expenses). The credit is based on 50% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed. State Street is reimbursed for out-of-pocket expenses at cost. These include but are not limited to postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.


For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The funds accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) for the fiscal years ended August 31:

     DISTRIBUTION EXPENSES ACCRUED BY THE LIFE SOLUTIONS FUNDS FOR THE FISCAL YEAR ENDED AUGUST 31:


     LIFE SOLUTIONS FUND                     2002
     --------------------------------------------
     Balanced                             $ 6,923

     Growth                                 3,640

     Income and Growth                      1,738


Since March 1, 2002, the funds accrued the following expenses to the Distributor (State Street Global Markets, LLC) for the fiscal year ended August 31:


[TO BE UPDATED BY AMENDMENT]


     DISTRIBUTION EXPENSES ACCRUED BY THE LIFE SOLUTIONS FUNDS FOR THE FISCAL YEAR ENDED AUGUST 31:


     LIFE SOLUTIONS FUND      2004         2003         2002
     ----------------------------------------------------------
     Balanced                           $   14,116   $    8,037

     Growth                             $    9,612   $    4,710

     Income and Growth                  $    5,681   $    2,568

For fiscal 2004, these amounts are reflective of the following individual payments:

[TO BE UPDATED BY AMENDMENT]



LIFE SOLUTIONS                                       COMPENSATION      COMPENSATION TO
FUND:                ADVERTISING     PRINTING        TO DEALERS        SALES PERSONNEL       OTHER(3)      TOTAL
-----------------------------------------------------------------------------------------------------------------
Balanced

Growth

Income and
Growth



For the fiscal year ended August 31, 2004, the Life Solutions Funds accrued no expenses to the Advisor under a Service Agreement pursuant to Rule 12b-1. [TO BE CONFIRMED]


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

Since the Life Solutions Funds purchase only shares of the Underlying Funds, such transactions are effected through the Funds' Transfer Agent and are not effected through a broker.

                      PRICING OF LIFE SOLUTIONS FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. Net asset value per share is calculated once each business day for the Life Solutions Funds as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may also close early on Christmas Even ad New Year's Eve, and therefore limited trading may apply. Limited trading will be available on Veteran's Day and Columbus Day when the New York Stock Exchange is open but the Federal Reserve Bank is closed. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

The Life Solutions Funds' net asset value is determined by appraising each Fund's underlying investment (i.e., the current net asset value per share of the Underlying Funds).

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, each Life Solutions Fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

[TO BE UPDATED BY AMENDMENT]



                      AUGUST 31, 2010   AUGUST 31, 2011
     ---------------------------------------------------
     Balanced

     Growth

     Income and
     Growth


The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

The Life Solutions Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)(TO THE POWER OF n) = ERV

     Where: P = a hypothetical initial payment of $1,000
     T =        average annual total return
     n =        number of years
     ERV =      ending redeemable value of a $1,000 payment
                made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the Life Solutions Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where: P =          a hypothetical initial payment of $1,000
            T =          average annual total return (after taxes on
                         distributions)
            n =          number of years
            ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


[TO BE UPDATED BY AMENDMENT]


     AVERAGE ANNUAL TOTAL RETURN


                                                             ONE YEAR     FIVE YEARS    INCEPTION
                                                             ENDING       ENDING        DATE TO
                                                             AUGUST 31,   AUGUST 31,    AUGUST 31,
     FUND                                                    2004 (%):    2004 (%):     2004 (%):(4)
     -----------------------------------------------------------------------------------------------
     SSgA Life Solutions Balanced Fund

     SSgA Life Solutions Growth Fund

     SSgA Life Solutions Income and Growth Fund


Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

----------

(1)  Annualized. The funds began operation on July 1, 1997.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the Life Solutions Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants are included in the Life Solutions Funds' Annual Report to Shareholders. Copies of these reports accompany this Statement of Additional Information and are incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




       - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
       -  Approval of auditors
       -  Directors' and auditors' compensation
       -  Directors' liability and indemnification
       -  Discharge of board members and auditors
       -  Financial statements and allocation of income
       - Dividend payouts that are greater than or equal to country and industry standards
       -  Authorization of share repurchase programs
       -  General updating of or corrective amendments to charter
       -  Change in Corporation Name
       -  Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
       - Capitalization changes which eliminate other classes of stock and voting rights
       - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
       - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
       -  Elimination of "poison pill" rights
       - Stock purchase plans with an exercise price of not less that 85% of fair market value
       -  Stock option plans which are incentive based and not excessive
       -  Other stock-based plans which are appropriately structured
       -  Reductions in super-majority vote requirements
       -  Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
       - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
       - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
       - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
       - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
       -  Elimination of Shareholders' Right to Call Special Meetings
       -  Establishment of classified boards of directors
       - Reincorporation in a state which has more stringent anti-takeover and related provisions
       - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

       -  Excessive compensation
       - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
       -  Adjournment of Meeting to Solicit Additional Votes
       - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
       - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.





IV.    FM evaluates Mergers and Acquisitions on a case-by-case basis.
Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

       - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
       - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
       - Against offers when there are prospects for an enhanced bid or other bidders
       - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
       -  Requirements that auditors attend the annual meeting of shareholders
       -  Establishment of an annual election of the board of directors
       - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
       - Mandates that amendments to bylaws or charters have shareholder approval
       -  Mandates that shareholder-rights plans be put to a vote or repealed
       -  Establishment of confidential voting
       - Expansions to reporting of financial or compensation-related information, within reason
       -  Repeals of various anti-takeover related provisions
       -  Reduction or elimination of super-majority vote requirements
       -  Repeals or prohibitions of "greenmail" provisions
       -  "Opting-out" of business combination provisions
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation -- committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
       - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
       - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
       - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

       - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
       -  Limits to tenure of directors
       - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
       -  Restoration of cumulative voting in the election of directors
       - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
       - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
       - Proposals which require inappropriate endorsements or corporate actions
       - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
       - Proposal asking companies to adopt full tenure holding periods for their executives.
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                            LIFE SOLUTIONS(SM) FUNDS

                                 CLASS R SHARES

                      LIFE SOLUTIONS INCOME AND GROWTH FUND
                          LIFE SOLUTIONS BALANCED FUND
                           LIFE SOLUTIONS GROWTH FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                            3

   INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS                                                          3
   INVESTMENT PRACTICES OF THE UNDERLYING FUNDS                                                             3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                    8
   INVESTMENT RESTRICTIONS                                                                                  9
   TEMPORARY DEFENSIVE POSITION                                                                            10
   PORTFOLIO TURNOVER                                                                                      10

MANAGEMENT OF THE FUND                                                                                     11

   BOARD OF TRUSTEES AND OFFICERS                                                                          11
   COMPENSATION                                                                                            15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003          16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                  16

INVESTMENT ADVISORY AND OTHER SERVICES                                                                     17

   ADVISOR                                                                                                 17
   ADMINISTRATOR                                                                                           18
   CUSTODIAN AND TRANSFER AGENT                                                                            19
   DISTRIBUTOR                                                                                             19
   CODE OF ETHICS                                                                                          19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                19
   INDEPENDENT ACCOUNTANTS                                                                                 21
   LEGAL COUNSEL                                                                                           21

BROKERAGE PRACTICES AND COMMISSIONS                                                                        21

PRICING OF LIFE SOLUTIONS FUND SHARES                                                                      21

TAXES                                                                                                      22

CALCULATION OF PERFORMANCE DATA                                                                            22

   TOTAL RETURN                                                                                            22

ADDITIONAL INFORMATION                                                                                     24

   SHAREHOLDER MEETINGS                                                                                    24
   CAPITALIZATION AND VOTING                                                                               24
   FEDERAL LAW AFFECTING STATE STREET                                                                      24
   PROXY VOTING POLICY                                                                                     24
   MASSACHUSETTS BUSINESS TRUST                                                                            25

FINANCIAL STATEMENTS                                                                                       25

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                 26

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS

Each Life Solutions Fund attempts to meet its investment objective by investing in a different combination of the Investment Company's portfolios (the "Underlying Funds"). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

INVESTMENT PRACTICES OF THE UNDERLYING FUNDS

The following describes the investment objective and principal investment strategy for each of the Underlying Funds in which the Life Solutions Funds may invest.

MONEY MARKET FUND. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

US GOVERNMENT MM FUND. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The fund attempts to meet its investment objective by investing substantially all of its investable assets in obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities or in repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may invest in obligations of US agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank that are neither insured nor guaranteed by the US Treasury. Because the US Government MM Fund may be 100% invested in securities of the US government, its agencies or instrumentalities, its return may be less than a fund which can invest without limitation in all types of securities. The US Government MM Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

YIELD PLUS FUND. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

The fund attempts to meet its objective by investing primarily in high-quality, dollar-denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including futures, options, and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

INTERMEDIATE FUND. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund under normal market conditions invests at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the return of the Lehman Brothers(R) Intermediate Government/Credit (LBIGC) Index and match the LBIGC Index's duration at all times while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match the LBAB Index's duration at all times while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

HIGH YIELD BOND FUND. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) High Yield Bond (LBHYB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Debt securities may be either fixed, zero coupon, payment in kind, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may invest up to 20% of its assets in equity securities, including real estate investment trusts, warrants, preferred stock and common stock. The fund may also hold equity securities if delivered to the fund in connection with debt securities held by the fund. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. The duration of the instruments in which the fund invests is linked to the LBHYB Index. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

CORE OPPORTUNITIES FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

S&P 500 INDEX FUND. The fundamental investment objective is to seek to replicate the total return of the S&P 500(R) Index. The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the S&P Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500(R) Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may also invest in futures and options.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For more information, please see "Additional Information . . . Management of a Feeder Portfolio."

DISCIPLINED EQUITY FUND. The fundamental investment objective is to provide total returns that exceed over time the S&P 500(R) Index through investment in equity securities.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor return forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.


The equity strategy used by the fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the fund to hold most, but not all, of the securities in the benchmark. The fund seeks to maintain similar sector and industry weightings as the benchmark, thus managing the risk associated with more actively managed portfolios.


SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.


The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with a market capitalization generally ranging in value from approximately $68 million to $2.35 billion. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."


Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

SPECIAL EQUITY FUND. The nonfundamental investment objective is to maximize total return through investment in mid- and small capitalization US equity securities.


Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will attempt to meet its objective through the active selection of mid- and small capitalization equity securities based on fundamental analysis. The investment approach emphasizes bottom-up stock selection informed by a top-down macroeconomic outlook. The fund management team focuses on identifying high quality stocks with sustainable growth prospects, paying particular attention to changes in the rates of growth of individual companies' earnings. The fund may also invest in initial public offerings with the intention of immediately selling the shares in the after-market. The fund seeks to outperform the Russell 2500(TM) Index which has total market capitalization generally ranging in value from approximately $68 million to $6.5 billion.


AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.


Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The investable universe is constructed using the Russell 3000(R) Index, which is a combination of the larger-capitalization Russell 1000(R) Index and the smaller-capitalization Russell 2000(R) Index. Securities in the Russell 3000 Index include those companies with a market capitalization range of approximately $68 million to $346 billion. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."


IAM SHARES FUND. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM Companies).


The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM Companies. IAM Companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500(R) Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM Companies. Shareholders will be notified 60 days prior to changing the 80% policy. As of the fiscal year-end of the fund, August 31, 2004, there was a universe of 342 publicly traded IAM Companies as provided by the IAM. Based on the current model environment, nearly half of the 342 IAM-represented companies comprised the August 31, 2003 investments in the fund. The weighted average capitalization of the fund was $86.6 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment. The fund may participate in initial public offerings of IAM Companies.


The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund frequently in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest up to 20% of its assets in securities in non-IAM Companies contained in the S&P 500 Index. In the 20% portion, the portfolio management team screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union as having non-union sentiment.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.

LARGE CAP VALUE FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Under normal market conditions, the fund invests at least 80% of total assets in equity securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $527 million to $346 billion. The fund will measure its performance against the Russell 1000(R) Value Index. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities that are undervalued relative to their peers. The Advisor applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The Advisor may use various techniques, including buying and selling derivative instruments such as futures contracts or exchange traded funds to increase or decrease the fund's exposure to changing market conditions that affect security values. The fund may participate in initial public offerings and may also invest in securities of foreign issuers.


LARGE CAP GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing in equity securities.


Under normal market conditions, the fund invests at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $527 million to $346 billion. The fund will measure its performance against the Russell 1000(R) Growth Index.


The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding less than 75 companies exhibiting growth characteristics. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The companies in the fund generally exhibit stronger potential for earnings growth than their industry peers, as well as a plan to continue the growth trajectory into the future. The fund is diversified across economic sectors, and overweight to the sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

ACTIVE REIT FUND. The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.


Under normal market conditions, the fund will invest at least 80% of its assets in REIT securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The Active REIT Fund is not a diversified mutual fund, as defined by the 1940 Act. The top five holdings in the Active REIT Fund portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund. To the extent the Active REIT Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the fund's share price. Similarly, to the extent the fund chooses to invest in fewer issuers, the fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers. The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones Wilshire REIT(R) Index and across different types and regions based on the fundamental research of the Advisor. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The fund may invest up to 20% of its assets in non-REIT real estate securities, and equity and fixed-income securities of non-real estate companies.


EMERGING MARKETS FUND. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.


Under normal circumstances, the fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the fund invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the fund's assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of

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price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

The fund may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. The fund may also invest in fixed income securities rated investment grade or better issued by US companies. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International(R) Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will include those countries among the countries in which it may invest.

INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the 80% investment policy.

The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI(R) EAFE(R) Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

MSCI EAFE INDEX FUND. The nonfundamental investment objective is to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the MSCI(R) EAFE(R) Index). The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street MSCI EAFE Index Portfolio (the MSCI EAFE Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of the fund's total assets will be invested (either on its own or as a part of a master/feeder structure) in stocks of the MSCI EAFE Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the MSCI EAFE Index. The MSCI EAFE Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchanges of 21 developed market countries (but not the United States). The portfolio management team seeks a correlation of .95, before expenses, or better between the fund's performance and the performance of the MSCI EAFE Index; a figure of 1.00 would represent perfect correlation. For more information, please see "Additional Information . . . Management of a Feeder Portfolio."


DISCIPLINED SMALL CAP FUND

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]

INVESTMENT RESTRICTIONS

The Life Solutions Funds are subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 14 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The Underlying Funds are also subject to investment restrictions. No Life Solutions Fund will:

   1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and shares of the Underlying Funds or other investment companies). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

   2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of a Life Solutions Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Life Solutions Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Life Solutions Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

   3. Pledge, mortgage or hypothecate its assets. However, a Life Solutions Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings permitted by paragraph (2) above.

   4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities and shares of the Underlying Funds), if immediately after and as a result of such investment the current market value of a Life Solutions Fund's holdings in the securities of such issuer exceeds 5% of the value of its assets and to not more than 10% of the outstanding voting securities of such issuer.

   5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Life Solutions Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of its total assets.

   6. Purchase or sell commodities or commodity futures contracts except that the Life Solutions Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

   7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the Life Solutions Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   8. Engage in the business of underwriting securities issued by others, except that the Life Solutions Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

   9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

   10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of a Life Solutions Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

   11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Life Solutions Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

   12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Life Solutions Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

   13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

   14. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for each Life Solutions Fund is calculated by dividing the lesser of purchases or sales of underlying fund shares for the particular year by the monthly average value of the underlying fund shares owned by the Fund during the year. Each Life Solutions Fund's portfolio turnover rate is expected to not exceed 100%. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund. The Life Solutions Funds will not purchase or sell underlying fund shares to: (i) accommodate purchases and sales of each Fund's shares; (ii) change the percentages of each Fund's assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund's assets among the Underlying Funds generally within the percentage limits described in the Prospectus.


The funds had the following portfolio turnover rates during the fiscal years ended August 31:

[TO BE UPDATED BY AMENDMENT]



                      INCOME AND
     AUGUST 31,       GROWTH       BALANCED       GROWTH
     --------------------------------------------------------
     2004

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                         NUMBER OF
                      POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                      FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND     LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                   SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson      - Trustee since 1988     - Vice Chairman, Frank Russell Company (institutional     - 27
909 A Street          - Interested Person        financial consultant);
Tacoma, WA 98402        of the SSgA Funds      - Chairman of the Board, Frank Russell Investment
age 65                  (as defined in the       Management Company (investment management); and Frank
                        1940 Act) due to         Russell Investment Company and Russell Investment
                        his employment by        Funds (registered investment companies);
                        the parent company     - Chairman of the Board and Chief Executive Officer,
                        of the                   Russell Fund Distributors, Inc. (mutual fund
                        Administrator            broker-dealer and underwriter) and Frank Russell
                      - Chairman of the          Trust Company; and
                        Board and President    - Director, Russell Insurance Agency, Inc. (manager of
                      - Member, Governance       investment companies); Frank Russell Investments (UK)
                        Committee                Limited (unit trust management); and Frank Russell
                      - Member, Valuation        Asset Management (Cayman) II LLC (limited partnership
                        Committee                investment).


INDEPENDENT TRUSTEES


                                                                                                         NUMBER OF
                      POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                      FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND     LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                   SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William L. Marshall   - Trustee since 1988     - Chief Executive Officer and President, Wm. L.           - 27
33 West Court         - Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall Companies,
Street                  Committee                Inc. and the Marshall Financial Group, Inc. (a
Doylestown, PA        - Member, Governance       registered investment advisor and provider of
18901                   Committee                financial and related consulting services);
Age 62                - Member, Valuation      - Certified Financial Planner and Member, Financial
                        Committee                Planners Association; and
                                               - Registered Representative and Principal for

                                                 Securities with Cambridge Investment Research, Inc.,
                                                 Fairfield, Iowa.

Steven J. Mastrovich  - Trustee since 1988     - September 2000 to Present, Global Head of Structured    - 27
623 Clapboardtree     - Member, Audit            Real Estate, J.P. Morgan Investment Management
Street                  Committee                (private real estate investment for clients primarily
Westwood, MA          - Member, Governance       outside of the US to locate private real estate
02090                   Committee                investments in the US);
Age 48                - Member, Valuation      - January 2000 to September 2000, Managing Director,
                        Committee                HSBC Securities (USA) Inc. (banking and financial
                                                 services);
                                               - From 1998 to 2000, President, Key Global Capital,
                                                 Inc. (provider of equity and mezzanine capital to
                                                 real estate industry);
                                               - From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                 (law firm); and
                                               - From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                 Gesmer (law firm).

Patrick J. Riley      - Trustee since 1988     - 2003 to Present, Associate Justice, Commonwealth of     - 27
One Corporate Place   - Member, Audit            Massachusetts Superior Court;
55 Ferncroft Road       Committee              - 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P.
Danvers, MA           - Member, Governance       (law firm); and
01923                   Committee              - Director, SSgA Cash Management Fund plc; and State
Age 56                - Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                        Committee                companies).

Richard D. Shirk      - Trustee since 1988     - March 2001 to April 2002, Chairman, Cerulean            - 27
1180 Brookgate        - Member, Audit            Companies, Inc. (holding company) (Retired);
Way, NE                 Committee              - 1996 to March 2001, President and Chief Executive
Atlanta, GA 30319-    - Member, Governance       Officer, Cerulean Companies, Inc. (holding company);
2877                    Committee              - 1992 to March 2001, President and Chief Executive
Age 59                - Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                        Committee                association for independent Blue Cross and Blue
                                                 Shield health care plans);
                                               - 1993 to November 2001, Chairman and Board Member,
                                                 Georgia Caring for Children Foundation (private
                                                 foundation);
                                               - November 1998 to Present, Board Member, Healthcare
                                                 Georgia Foundation (private foundation); and
                                               - September 2002 to Present, Board Member, Amerigroup
                                                 Corp. (managed health care).

Bruce D. Taber        - Trustee since 1991     - Consultant, Computer Simulation, General Electric       - 27
26 Round Top Road     - Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921       Committee                and services company); and
Age 61                - Member, Governance     - Director, SSgA Cash Management Fund plc and State
                                                 Street Global Advisors Ireland, Ltd. (investment

                        Committee                companies).
                      - Member, Valuation
                        Committee

Henry W. Todd         - Trustee since 1988     - Chairman, President and CEO, A.M. Todd Group, Inc.      - 27
150 Domorah Drive     - Member, Audit            (flavorings manufacturer);
Montgomeryville, PA     Committee              - President and CEO, Zink & Triest Co., Inc. (dealer in
18936                 - Member, Governance       vanilla flavoring); and
Age 57                  Committee              - Director, SSgA Cash Management Fund plc and State
                      - Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                        Committee                companies).


PRINCIPAL OFFICERS


                      POSITION(S) WITH SSgA
                      FUNDS;
NAME, ADDRESS AND     LENGTH OF TIME
AGE                   SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites    - Principal              - 2002 to Present, President, SSgA Funds Management, Inc. (investment advisor);
State Street            Executive Officer      - 2001 to Present, Senior Principal, State Street Global Advisors; Managing
Financial Center        and Chief                Director, Advisor Strategies (investment management);
One Lincoln Street      Executive Officer      - 1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds and
Boston, MA              since 2003               SSgA Latin America; and
02111-2900                                     - 1993 to 1999, Principal, Head of Asset Allocation Strategies.
Age 39

J. David Griswold     - Vice President and     - Director - Global Regulatory Policy and Assistant Secretary, Frank Russell
909 A Street            Secretary since          Company (institutional financial consultant);
Tacoma, WA 98402        1994;                  - Assistant Secretary and Associate General Counsel, Frank Russell Investment
Age 47                - Chief Legal              Management Company (investment management), Frank Russell Capital Inc.
                        Officer since 2003       (investment advisor of private equity funds), and Frank Russell Investments
                                                 (Delaware), Inc. (member of general partner of private equity funds);
                                               - Assistant Secretary and Associate General Counsel, Russell Fund Distributors,
                                                 Inc. (mutual fund broker-dealer and underwriter);
                                               - Director, Secretary and Associate General Counsel, Frank Russell Securities,
                                                 Inc. (institutional brokerage firm); and
                                               - Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross            - Vice President since   - 2001 to Present, Principal, SSgA Funds Management, Inc. (investment advisor);
State Street            2002                   - 2000 to Present, Principal, State Street Global Advisors (investment
Financial Center                                 management);
One Lincoln Street                             - 1992 to 2000, Vice President, State Street Corporation (diversified financial
Boston, MA                                       services);
02111-2900                                     - 2000 to Present, Vice President, streetTRACKS Series Trust (registered

Age 39                                           investment company).

Mark E. Swanson       - Treasurer and          - Director - Investment Operations, Frank Russell Investment Management Company
909 A Street            Principal                (investment management) and Frank Russell Trust Company (trust company); and
Tacoma, WA 98402        Accounting Officer     - Treasurer and Chief Accounting Officer, Frank Russell Investment Company and
Age 41                  since 2000               Russell Investment Funds (registered investment companies).

Peter A. Ambrosini    - Chief Compliance       - February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street            Officer since 2004       Management Officer, State Street Global Advisors;
Financial Center                               - 2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.; and
One Lincoln Street                             - September 1985 to February 2001, Managing Director, Regulatory Compliance
Boston, MA                                       Consulting Group, PricewaterhouseCoopers.
02111-2900
Age 61


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                             FISCAL 2004 TOTAL
                                                                        COMPENSATION FROM FUND AND
                                          FISCAL 2004 AGGREGATE            FUND COMPLEX PAID TO
           NAME/POSITION                  COMPENSATION FROM FUND                 TRUSTEES
     ---------------------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman                    None                             None
     of the Board and President

     William L. Marshall, Trustee                  None

     Steven J. Mastrovich, Trustee                 None

     Patrick J. Riley, Trustee                     None

     Richard D. Shirk, Trustee                     None

     Bruce D. Taber, Trustee                       None

     Henry W. Todd, Trustee                        None

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                              AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY SECURITIES IN
                                                                                                  ALL REGISTERED
                                                                                              INVESTMENT COMPANIES
                                                                                             OVERSEEN BY TRUSTEES IN
                                                                                               FAMILY OF INVESTMENT
         TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                 COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000               $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                   $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000               $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000               $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                   $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.


Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]

-


LIFE SOLUTIONS INCOME AND GROWTH FUND




LIFE SOLUTIONS BALANCED FUND




LIFE SOLUTIONS GROWTH FUND


-


                     INVESTMENT ADVISORY AND OTHER SERVICES

Each Life Solutions Fund, as a shareholder of the Underlying Funds, will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds.

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, Advisor directs the Life Solutions Fund's investments in accordance with their investment objectives, policies and limitations. The Life Solutions Funds do not pay management fees.


The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.


APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Life Solutions Funds do not pay the Administrator a Fee.

CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid a fee in accordance with the following with respect to the Life Solutions
Funds: Accounting fee, daily priced--$1,000 per month; accounting fee, monthly priced--$500 per month; transactions--$5 each. A balance credit is applied against the accounting and transactions fees (excluding out-of-pocket expenses). The credit is based on 50% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed. State Street is reimbursed for out-of-pocket expenses at cost. These include but are not limited to postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.


For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The funds accrued the following expenses to the Distributor for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]

     DISTRIBUTION EXPENSES ACCRUED BY THE LIFE SOLUTIONS FUNDS FOR THE FISCAL YEAR ENDED AUGUST 31:


     LIFE SOLUTIONS FUND                        2004
     ------------------------------------------------------------------------
     Balanced
     Growth
     Income and Growth



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]



LIFE SOLUTIONS                                         COMPENSATION        COMPENSATION TO
FUND:                  ADVERTISING     PRINTING        TO DEALERS          SALES PERSONNEL       OTHER(1)         TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Balanced
Growth
Income and Growth



For the fiscal year ended August 31, 2004, the Life Solutions Funds accrued no expenses to the Advisor under a Service Agreement pursuant to Rule 12b-1.


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS


Since the Life Solutions Funds purchase only shares of the Underlying Funds, such transactions are effected through the Funds' Transfer Agent and are not effected through a broker.

                      PRICING OF LIFE SOLUTIONS FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. Net asset value per share is calculated once each business day for the Life Solutions Funds as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Christmas Day. The New York Stock Exchange may also close early on Christmas Even ad New Year's Eve, and therefore limited trading may apply. Limited trading will be available on Veteran's Day and Columbus Day when the New York Stock Exchange is open but the Federal Reserve Bank is closed. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

The Life Solutions Funds' net asset value is determined by appraising each Fund's underlying investment (i.e., the current net asset value per share of the Underlying Funds).

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


[TAX LOSS INFO, IF ANY, TO BE UPDATED BY AMENDMENT]



                                [DATE]          [DATE]
     ---------------------------------------------------------
     Balanced
     Growth
     Income and Growth


The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

The Life Solutions Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P(1+T)(TO THE POWER OF n) = ERV

          Where: P = a hypothetical initial payment of $1,000
          T =        average annual total return
          n =        number of years
          ERV =      ending redeemable value of a $1,000 payment made at the
                     beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the Life Solutions Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

          where: P =           a hypothetical initial payment of $1,000
                 T =           average annual total return (after taxes on
                               distributions)
                 n =           number of years
                 ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


[TO BE UPDATED BY AMENDMENT]


                           AVERAGE ANNUAL TOTAL RETURN


                                                                 ONE YEAR     INCEPTION
                                                                 ENDING       DATE TO
                                                                 AUGUST 31,   AUGUST 31,
          FUND                                                   2004 (%):    2004 (%):(1)
          ------------------------------------------------------------------------------------
          SSgA Life Solutions Balanced Fund
          SSgA Life Solutions Growth Fund
          SSgA Life Solutions Income and Growth Fund


Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

----------

(1)  Annualized. The funds commenced operations on May 21, 2004.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

  - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
  - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
  - Against offers when there are prospects for an enhanced bid or other bidders
  - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
  - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
  - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

  - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                MONEY MARKET FUND

                        U.S. GOVERNMENT MONEY MARKET FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of a prospectus by calling 1-800-647-7327.

This statement incorporates by reference each fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of each fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                            3

   INVESTMENT STRATEGIES                                                    3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                    7
   INVESTMENT RESTRICTIONS                                                  7

MANAGEMENT OF THE FUND                                                      8

   BOARD OF TRUSTEES AND OFFICERS                                           8
   COMPENSATION                                                            13
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE
   CALENDAR YEAR ENDED DECEMBER 31, 2003                                   14
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                  14

INVESTMENT ADVISORY AND OTHER SERVICES                                     15

   ADVISOR                                                                 15
   ADMINISTRATOR                                                           16
   CUSTODIAN AND TRANSFER AGENT                                            17
   DISTRIBUTOR                                                             18
   CODE OF ETHICS                                                          18
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                18
   INDEPENDENT ACCOUNTANTS                                                 20
   LEGAL COUNSEL                                                           20

BROKERAGE PRACTICES AND COMMISSIONS                                        20

PRICING OF FUND SHARES                                                     22

TAXES                                                                      22

CALCULATION OF PERFORMANCE DATA                                            23

ADDITIONAL INFORMATION                                                     24

   SHAREHOLDER MEETINGS                                                    24
   CAPITALIZATION AND VOTING                                               24
   FEDERAL LAW AFFECTING STATE STREET                                      24
   PROXY VOTING POLICY                                                     24
   MASSACHUSETTS BUSINESS TRUST                                            24

FINANCIAL STATEMENTS                                                       25

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                26

   RATINGS OF DEBT INSTRUMENTS                                             26
   RATINGS OF COMMERCIAL PAPER                                             26

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                 28

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the funds may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which each fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each fund may purchase US Government obligations on a forward commitment basis. The funds may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

VARIABLE AND FLOATING RATE SECURITIES (ITEMS 2,3,4 AND 5 BELOW APPLY TO THE MONEY MARKET FUND ONLY). The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the: (1) US Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions,(4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate

----------

(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

   1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

   2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

   3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.


ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. Each fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with each fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

REVERSE REPURCHASE AGREEMENTS. The funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions". Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by each fund may decline below the price at which it is obligated to repurchase the securities. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associates with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

MONEY MARKET INSURANCE (MONEY MARKET FUND ONLY). The fund participates in a financial guaranty insurance policy agreement with a monoline stock insurance company solely with other money market funds advised by the Advisor. The policy provides insurance coverage for specified types of losses on certain money market instruments held by a participating fund, including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. A participating fund is charged an annual premium for the insurance coverage and may be subject to a special assessment if covered losses exceed certain levels. A participating fund is subject to limits on the amount it may recover and may incur losses regardless of the insurance.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]



INVESTMENT RESTRICTIONS

Each fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of a fund's shareholders. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. A fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. US banks and certain domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

    2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. With respect to the Money Market Fund only, the fund may lend cash to any registered investment company or portfolio series for which the Fund's Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.

    6. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    7.   Purchase or sell commodities or commodity futures contracts.

    8. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

    9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    10. Purchase or sell real estate or real estate mortgage loans; provided, however, that (i) the Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans; and (ii) the funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    11. Purchase interests in oil, gas or other mineral exploration or development programs.

    12. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    13. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    14. Make investments for the purpose of gaining control of an issuer's management.

    15. Purchase the securities of any issuer if the Investment Company's officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

    16. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the fund's total assets would be invested in such securities.

    17. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the funds' shareholders.

    18. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:


- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits;
   (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors;
   (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                                  NUMBER OF
                   POSITION(S) WITH SSgA                                                                          PORTFOLIOS IN FUND
                   FUNDS;                                                                                         COMPLEX
NAME, ADDRESS AND  LENGTH OF TIME                         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;            OVERSEEN BY
AGE                SERVED                                 OTHER DIRECTORSHIPS HELD                                TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson   - Trustee since 1988                   -  Vice Chairman, Frank Russell Company                 -  27
909 A Street                                                 (institutional financial consultant);
Tacoma, WA 98402   - Interested Person of the SSgA
Age 65               Funds (as defined in the 1940 Act)   -  Chairman of the Board, Frank Russell Investment
                     due to his employment by the            Management Company (investment management);
                     parent company of the Administrator     and Frank Russell Investment Company and Russell
                                                             Investment Funds (registered investment companies);
                   - Chairman of the Board and President
                                                          -  Chairman of the Board and Chief Executive
                   - Member, Governance Committee            Officer, Russell Fund Distributors, Inc. (mutual
                                                             fund broker-dealer and underwriter) and Frank
                   - Member, Valuation Committee             Russell Trust Company; and

                                                          -  Director, Russell Insurance Agency, Inc. (manager
                                                             of investment companies); Frank Russell Investments
                                                             (UK) Limited (unit trust management); and Frank
                                                             Russell Asset Management (Cayman) II LLC (limited
                                                             partnership investment).


INDEPENDENT TRUSTEES


                                                                                                                NUMBER OF
                      POSITION(S) WITH SSgA                                                                     PORTFOLIOS IN FUND
                      FUNDS;                                                                                    COMPLEX
NAME, ADDRESS AND     LENGTH OF TIME                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;            OVERSEEN BY
AGE                   SERVED                            OTHER DIRECTORSHIPS HELD                                TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
William L. Marshall   -  Trustee since 1988             -  Chief Executive Officer and President, Wm. L.        -  27
33 West Court Street                                       Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901  -  Chairman, Audit Committee         Companies, Inc. and the Marshall Financial Group,
Age 62                                                     Inc. (a registered investment advisor and provider
                      -  Member, Governance Committee      of financial and related consulting services);

                      -  Member, Valuation Committee    -  Certified Financial Planner and Member, Financial
                                                           Planners Association; and

                                                        -  Registered Representative and Principal for
                                                           Securities with Cambridge Investment Research,
                                                           Inc., Fairfield, Iowa.

Steven J. Mastrovich  -  Trustee since 1988             -  September 2000 to Present, Global Head of Structured -  27
623 Clapboardtree                                          Real Estate, J.P. Morgan Investment Management
Street                -  Member, Audit Committee           (private real estate investment for clients
Westwood, MA 02090                                         primarily outside of the US to locate private real
                      -  Member, Governance                estate investments in the US);

Age 48                 Committee                          -  January 2000 to September 2000, Managing Director,
                                                             HSBC Securities (USA) Inc. (banking and financial
                       -  Member, Valuation Committee        services);

                                                          -  From 1998 to 2000, President, Key Global Capital,
                                                             Inc. (provider of equity and mezzanine capital to
                                                             real estate industry);

                                                          -  From 1997 to 1998, Partner, Squire, Sanders &
                                                             Dempsey (law firm); and

                                                          -  From 1994 to 1997, Partner, Brown, Rudnick, Freed
                                                             & Gesmer (law firm).

Patrick J. Riley       -  Trustee since 1988              -  2003 to Present, Associate Justice, Commonwealth of  -  27
One Corporate Place                                          Massachusetts Superior Court;
55 Ferncroft Road      -  Member, Audit Committee
Danvers, MA                                               -  1985 to 2002, Partner, Riley, Burke & Donahue,
01923                  -  Member, Governance Committee       L.L.P. (law firm); and
Age 56
                       -  Member, Valuation Committee     -  Director, SSgA Cash Management Fund plc; and
                                                             State Street Global Advisors Ireland, Ltd.
                                                             (investment companies).

Richard D. Shirk       -  Trustee since 1988              -  March 2001 to April 2002, Chairman, Cerulcan         -  27
1180 Brookgate                                               Companies, Inc. (holding company) (Retired);
Way, NE                -  Member, Audit Committee
Atlanta, GA 30319-                                        -  1996 to March 2001, President and Chief Executive
2877                   -  Member, Governance Committee       Officer, Cerulean Companies, Inc. (holding
Age 59                                                       company);
                       -  Member, Valuation Committee
                                                          -  1992 to March 2001, President and Chief
                                                             Executive Officer, Blue Cross/Blue Shield of
                                                             Georgia (trade association for independent Blue
                                                             Cross and Blue Shield health care plans);

                                                          -  1993 to November 2001, Chairman and Board
                                                             Member, Georgia Caring for Children Foundation
                                                             (private foundation);

                                                          -  November 1998 to Present, Board Member,
                                                             Healthcare Georgia Foundation (private
                                                             foundation); and

                                                          -  September 2002 to Present, Board Member,
                                                             Amerigroup Corp. (managed health care).

Bruce D. Taber         -  Trustee since 1991              -  Consultant, Computer Simulation, General Electric    -  27
26 Round Top Road                                            Industrial Control Systems (diversified technology
Boxford, MA            -  Member, Audit Committee            and services company); and
01921
Age 61                 -  Member, Governance Committee    -  Director, SSgA Cash Management Fund plc and
                                                             State Street Global Advisors Ireland, Ltd.
                       -  Member, Valuation Committee        (investment companies).

Henry W. Todd          -  Trustee since 1988              -  Chairman, President and CEO, A.M. Todd Group, Inc.   -  27
150 Domorah Drive                                            (flavorings manufacturer);
Montgomeryville,       -  Member, Audit Committee
PA 18936                                                  -  President and CEO, Zink & Triest Co., Inc. (dealer
                       -  Member, Governance                 in vanilla flavoring); and

                                                          -  Director, SSgA Cash Management Fund plc and

Age 57                    Committee                          State Street Global Advisors Ireland, Ltd.
                                                             (investment companies).
                       -  Member, Valuation Committee



PRINCIPAL OFFICERS


                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites       -  Principal Executive           -  2002 to Present, President, SSgA Funds Management, Inc.
State Street Financial      Officer and Chief                (investment advisor);
Center                      Executive Officer
One Lincoln Street          since 2003                    -  2001 to Present, Senior Principal, State Street Global
Boston, MA 02111-                                            Advisors; Managing Director, Advisor Strategies
2900                                                         (investment management);
Age 39
                                                          -  1999 to 2001, Principal, Head of Exchange Traded
                                                             Funds, Offshore Funds and SSgA Latin America; and

                                                          -  1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold        -  Vice President                -  Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                and Secretary                    Russell Company (institutional financial consultant);
Tacoma, WA 98402            since 1994;
Age 47                                                    -  Assistant Secretary and Associate General Counsel, Frank
                         -  Chief Legal                      Russell Investment Management Company (investment management),
                            Officer since 2003               Frank Russell Capital Inc. (investment advisor of private equity funds), and Frank Russell Investments (Delaware), Inc. (member of general partner of private equity funds);

                                                          -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                             Distributors, Inc. (mutual fund broker-dealer and underwriter);

                                                          -  Director, Secretary and Associate General Counsel, Frank Russell
                                                             Securities, Inc. (institutional brokerage firm); and

                                                          -  Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               -  Vice President                -  2001 to Present, Principal, SSgA Funds Management, Inc.
State Street Financial      since 2002                       (investment advisor);
Center
One Lincoln Street                                        -  2000 to Present, Principal, State Street Global Advisors (investment
Boston, MA 02111-                                            management);
2900
Age 39                                                    -  1992 to 2000, Vice President, State Street Corporation (diversified financial services);

                                                          -  2000 to Present, Vice President, streetTRACKS Series Trust
                                                             (registered investment company).

Mark E. Swanson          -  Treasurer and                 -  Director - Investment Operations, Frank Russell Investment
909 A Street                Principal                        Management Company (investment management) and Frank Russell
Tacoma, WA 98402            Accounting                       Trust Company (trust company); and
Age 41                      Officer since 2000
                                                          -  Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                             Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -  Chief Compliance              -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial      Officer since 2004               Management Officer, State Street Global Advisors;
Center
One Lincoln Street                                        -  2001 to present, Chief Compliance Officer, SSgA Funds
Boston, MA 02111-2900                                        Management, Inc.; and
Age 61
                                                          -  September 1985 to February 2001, Managing Director, Regulatory
                                                             Compliance Consulting Group, PricewaterhouseCoopers.



COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                   FISCAL 2004 AGGREGATE          FISCAL 2004 TOTAL
                                        FISCAL 2004 AGGREGATE       COMPENSATION FROM US     COMPENSATION FROM FUND AND
                                       COMPENSATION FROM MONEY    GOVERNMENT MONEY MARKET       FUND COMPLEX PAID TO
               NAME/POSITION                  MARKET FUND                   FUND                      TRUSTEES
      -----------------------------------------------------------------------------------------------------------------
      Lynn L. Anderson,
      Chairman of the Board
      and President                               None                     None                           None

      William L. Marshall, Trustee

      Steven J. Mastrovich, Trustee

      Patrick J. Riley, Trustee

      Richard D. Shirk, Trustee

      Bruce D. Taber, Trustee

      Henry W. Todd, Trustee

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                               AGGREGATE DOLLAR RANGE
                                                                                               OF EQUITY SECURITIES IN
                                                                                                   ALL REGISTERED
                                                                                                INVESTMENT COMPANIES
                                                                                               OVERSEEN BY TRUSTEES IN
                                                                                                FAMILY OF INVESTMENT
           TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                    COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000              $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                 $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000            $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000               Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection         $50,001-$100,000
                                Fund

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000              $10,001-$50,000


Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000             $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000


Henry W. Todd, Trustee          All Funds                             $0                                 $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


MONEY MARKET FUND




-

GOVERNMENT MONEY MARKET FUND




-


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The Money Market and Government Money Market Funds accrued the following expenses to Advisor for the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



                                 2004               2003            2002
   -----------------------------------------------------------------------------
    Money Market                                    $ 26,994,873    $ 30,003,099
    Government Money Market                         $  4,059,726    $  4,466,606



The Advisor has contractually agreed to reimburse the Money Market Fund for all expenses to the extent that total expenses exceed .40% of average daily net assets on an annual basis until December 31, 2005. The reimbursement amounted to $___ in 2004 and $1,661,135 in 2003.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The Money Market and Government Money Market Funds accrued the following expenses to Administrator for the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



                                      2004              2003           2002
         -------------------------------------------------------------------------
         Money Market                                   $ 3,327,499    $ 3,715,584
         Government Money Market                        $   501,485    $   553,785


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


Each fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) for the fiscal years ended August 31:


                                            2002
         ----------------------------------------------
         Money Market Fund                  $ 1,798,059
         Government Money Market Fund       $   119,340

Since March 1, 2002, each fund accrued the following expenses to the Distributor during the fiscal year ended August 31:

[TO BE UPDATED BY AMENDMENT]


                                          2004                2003            2002
       ----------------------------------------------------------------------------------
       Money Market Fund                                      $ 3,966,533     $ 1,778,407
       Government Money Market Fund                           $   413,490     $    68,152


For fiscal 2003, these amounts are reflective of the following individual payments:


To3



                                                MONEY      GOVERNMENT
                                                MARKET     MONEY MARKET
       Advertising

       Printing

       Compensation to Dealers

       Compensation to Sales Personnel

       Other(1)

       Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

Each fund accrued expenses in the following amounts to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:


                                          2004                2003            2002
         --------------------------------------------------------------------------------
         Money Market Fund                                    $ 2,699,458     $ 3,000,277
         Government Money Market Fund                         $   405,973     $   446,661


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


During the fiscal year ended August 31, 2004, the Money Market Fund and Government Money Market Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund.

The value of broker-dealer securities held as of August 31, 2004, is as follows:

[TO BE UPDATED BY AMENDMENT]



                                                                           GOVERNMENT
                                 MONEY MARKET FUND                      MONEY MARKET FUND
         BROKERAGE                PRINCIPAL ($000)       BROKERAGE       PRINCIPAL ($000)
                              -----------------------                 ---------------------





The Money Market and US Government Money Market Funds normally do not pay a stated brokerage commissions on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Advisors, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Money Market Fund determines the price per share once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The US Government Money Market Fund determines the price per share once each business day, at 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, the Money Market Fund had a net tax basis capital loss carryover of [TO BE UPDATED BY AMENDMENT]; the US Government Fund had a net tax basis capital loss carryover of [TO BE UPDATED BY AMENDMENT]

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P(1+T)(TO THE POWER OF n) = ERV

           where:  P =      a hypothetical initial payment of $1,000
                   T =      average annual total return
                   n =      number of years
                   ERV =    ending redeemable value of a $1,000 payment
                              made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts. Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1


The following are the current and effective yields for the funds for the seven-day period ended August 31, 2004:


Money Market Fund


Current Yield

Effective Yield


Government Money Market Fund


Current Yield

Effective Yield

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the funds.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the

Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for each fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in each fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

      1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

      2) provides the client with this written proxy policy, upon request;

      3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

      4) matches proxies received with holdings as of record date;

      5) reconciles holdings as of record date and rectifies any discrepancies;

      6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

      7) documents the reason(s) for voting for all non-routine items; and

      8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.


     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.



IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
          - Requirements that auditors attend the annual meeting of shareholders
          -    Establishment of an annual election of the board of directors
          - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
          - Mandates that amendments to bylaws or charters have shareholder approval
          - Mandates that shareholder-rights plans be put to a vote or repealed
          -    Establishment of confidential voting
          - Expansions to reporting of financial or compensation-related information, within reason
          -    Repeals of various anti-takeover related provisions
          -    Reduction or elimination of super-majority vote requirements
          -    Repeals or prohibitions of "greenmail" provisions
          -    "Opting-out" of business combination provisions
          - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee



II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
          -    Limits to tenure of directors
          - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
          -    Restoration of cumulative voting in the election of directors
          - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
          - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
          - Proposals which require inappropriate endorsements or corporate actions
          - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
          - Proposal asking companies to adopt full tenure holding periods for their executives.
          - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           MSCI(R) EAFE(R) INDEX FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

   INVESTMENT STRATEGIES                                                                                 3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                  6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                 9
   INVESTMENT RISKS                                                                                      9
   INVESTMENT RESTRICTIONS                                                                               9
   PORTFOLIO TURNOVER                                                                                   10

MANAGEMENT OF THE FUND                                                                                  11

   BOARD OF TRUSTEES AND OFFICERS                                                                       11
   COMPENSATION                                                                                         15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003       16
   TRUSTEES AND OFFICERS OF THE MASTER FUNDS                                                            17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               20

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  20

   ADVISOR                                                                                              20
   ADMINISTRATOR                                                                                        21
   CUSTODIAN AND TRANSFER AGENT                                                                         22
   DISTRIBUTOR                                                                                          22
   CODE OF ETHICS                                                                                       23
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             23
   INDEPENDENT ACCOUNTANTS                                                                              25
   LEGAL COUNSEL  25

BROKERAGE PRACTICES AND COMMISSIONS                                                                     25

PRICING OF FUND SHARES                                                                                  26

TAXES                                                                                                   27

CALCULATION OF PERFORMANCE DATA                                                                         28

ADDITIONAL INFORMATION                                                                                  29

   SHAREHOLDER MEETINGS                                                                                 29
   CAPITALIZATION AND VOTING                                                                            29
   FEDERAL LAW AFFECTING STATE STREET                                                                   29
   PROXY VOTING POLICY                                                                                  29
   MASSACHUSETTS BUSINESS TRUST                                                                         30

FINANCIAL STATEMENTS                                                                                    30

APPENDIX: SSgA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                              31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

CASH RESERVES. For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by a fund will decline, and thereby possibly cause its yield to decline as well.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of

Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


FORWARD CURRENCY TRANSACTIONS. The fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the fund takes a short position in a forward currency contract, the fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the fund "covers" a forward currency position generally by entering into an offsetting position. The transaction costs to the fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

DEPOSITARY RECEIPTS. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a fund's investment policies, a fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The Depositary Receipts chosen for investment by the MSCI EAFE Index Fund will be constituents of the MSCI EAFE Index.

SECURITIES LENDING. The master portfolio may participate in a securities lending program at its discretion. However, if the fund ceased to operate in the master/feeder environment, it would participate in securities lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.


OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.


HEDGING FOREIGN CURRENCY RISK. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

The fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. The fund will not enter into a position hedging commitment if, as a result thereof, the fund would have more than 10% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than one year.

In addition to the forward exchange contracts, the fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on futures exchanges. The fund will not speculate in foreign security or currency options or futures or related options. The fund will not hedge a currency substantially in excess of: (1) the market value of securities denominated in such currency that the fund has committed to purchase or anticipates purchasing; or (2) in the case of securities that have been sold by the fund but not yet delivered, the proceeds thereof in their denominated currency. The fund will not incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of the fund's shareholders. A majority of the outstanding voting securities is defined in the Investment Company Act of 1940, as amended (the 1940 Act) as the lesser of (i) 67% or more of the voting securities present at the meeting of the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund may not:

1. Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

9. Issue any class of securities which is senior to the fund's beneficial interests, to the extent prohibited by the 1940 Act.

In addition, it is contrary to the fund's present policy which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Trustees of the Investment Company (or the person designated by the trustees of the Investment Company to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in
(a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the prospectus with respect to the fund, the other investment policies described in this SAI or in the prospectus are not fundamental and may be changed by approval of the trustees.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002(2)
        ---------------------------------------------------
                        30.85%           20.02%



                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits;
   (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors;
   (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust

----------
(1) For the period October 16, 2001 (commencement of operations) to August 31, 2002.

   Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -  Trustee since 1988    -  Vice Chairman, Frank Russell Company (institutional    -  27
909 A Street              -  Interested Person        financial consultant);
Tacoma, WA 98402             of the SSgA Funds     -  Chairman of the Board, Frank Russell Investment
Age 65                       (as defined in the       Management Company (investment management); and
                             1940 Act) due to         Frank Russell Investment Company and Russell
                             his employment by        Investment Funds (registered investment companies);
                             the parent company    -  Chairman of the Board and Chief Executive Officer,
                             of the Administrator     Russell Fund Distributors, Inc. (mutual fund
                          -  Chairman of the          broker-dealer and underwriter) and Frank Russell
                             Board and President      Trust Company; and
                          -  Member, Governance    -  Director, Russell Insurance Agency, Inc. (manager of
                             Committee                investment companies); Frank Russell Investments
                          -  Member, Valuation        (UK) Limited (unit trust management); and Frank
                             Committee                Russell Asset Management (Cayman) II LLC (limited
                                                      partnership investment).


INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -  Trustee since 1988    -  Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street      -  Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901         Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -  Member, Governance       Inc. (a registered investment advisor and provider
                             Committee                of financial and related consulting services);
                          -  Member, Valuation     -  Certified Financial Planner and Member, Financial
                             Committee                Planners Association; and
                                                   -  Registered Representative and Principal for
                                                      Securities with Cambridge Investment Research, Inc.,
                                                      Fairfield, Iowa.

Steven J. Mastrovich      -  Trustee since 1988    -  September 2000 to Present, Global Head of Structured   -  27
623 Clapboardtree         -  Member, Audit            Real Estate, J.P. Morgan Investment Management
Street                       Committee                (private real estate investment for clients
Westwood, MA 02090        -  Member, Governance       primarily outside of the US to locate private real
Age 48                       Committee                estate investments in the US);
                          -  Member, Valuation     -  January 2000 to September 2000, Managing Director,
                             Committee                HSBC Securities (USA) Inc. (banking and financial
                                                      services);
                                                   -  From 1998 to 2000, President, Key Global Capital,
                                                      Inc. (provider of equity and mezzanine capital to
                                                      real estate industry);
                                                   -  From 1997 to 1998, Partner, Squire, Sanders &
                                                      Dempsey (law firm); and
                                                   -  From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                      Gesmer (law firm).

Patrick J. Riley          -  Trustee since 1988    -  2003 to Present, Associate Justice, Commonwealth of    -  27
One Corporate Place       -  Member, Audit            Massachusetts Superior Court;
55 Ferncroft Road            Committee             -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -  Member, Governance       L.L.P. (law firm); and
Age 56                       Committee             -  Director, SSgA Cash Management Fund plc; and State
                          -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                             Committee                companies).

Richard D. Shirk          -  Trustee since 1988    -  March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE    -  Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877       Committee             -  1996 to March 2001, President and Chief Executive
Age 59                    -  Member, Governance       Officer, Cerulean Companies, Inc. (holding company);
                             Committee             -  1992 to March 2001, President and Chief Executive
                          -  Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                             Committee                association for independent Blue Cross and Blue
                                                      Shield health care plans);
                                                   -  1993 to November 2001, Chairman and Board Member,
                                                      Georgia Caring for Children Foundation (private
                                                      foundation);
                                                   -  November 1998 to Present, Board Member,

                                                      Healthcare Georgia Foundation (private foundation);
                                                      and
                                                   -  September 2002 to Present, Board Member, Amerigroup
                                                      Corp. (managed health care).

Bruce D. Taber            -  Trustee since 1991    -  Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road         -  Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921            Committee                and services company); and
Age 61                    -  Member, Governance    -  Director, SSgA Cash Management Fund plc and State
                             Committee                Street Global Advisors Ireland, Ltd. (investment
                          -  Member, Valuation        companies).
                             Committee

Henry W. Todd             -  Trustee since 1988    -  Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive         -  Member, Audit            (flavorings manufacturer);
Montgomeryville, PA          Committee             -  President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -  Member, Governance       in vanilla flavoring); and
Age 57                       Committee             -  Director, SSgA Cash Management Fund plc and State
                          -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                             Committee                companies).


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -  Principal Executive   -  2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial       Officer and Chief        advisor);
Center                       Executive Officer     -  2001 to Present, Senior Principal, State Street Global Advisors; Managing
One Lincoln Street           since 2003               Director, Advisor Strategies (investment management);
Boston, MA 02111-2900                              -  1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                                and SSgA Latin America; and
                                                   -  1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold         -  Vice President and    -  Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                 Secretary since          Russell Company (institutional financial consultant);
Tacoma, WA 98402             1994;                 -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                    -  Chief Legal Officer      Investment Management Company (investment management), Frank Russell
                             since 2003               Capital Inc. (investment advisor of private equity funds), and Frank
                                                      Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                      Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -  Director, Secretary and Associate General Counsel, Frank Russell
                                                      Securities, Inc. (institutional brokerage firm); and

                                                   -  Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -  Vice President        -  2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial       since 2002               advisor);
Center                                             -  2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                    management);
Boston, MA 02111-2900                              -  1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                financial services);
                                                   -  2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -  Treasurer and         -  Director - Investment Operations, Frank Russell Investment Management
909 A Street                 Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402             Accounting Officer       company); and
Age 41                       since 2000            -  Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                      and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -  Chief Compliance      -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial       Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -  2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                    and
Boston, MA 02111-2900                              -  September 1985 to February 2001, Managing Director, Regulatory Compliance
Age 61                                                Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                               FISCAL 2004 TOTAL
                                                                          COMPENSATION FROM FUND AND
                                               FISCAL 2004 AGGREGATE         FUND COMPLEX PAID TO
       NAME/POSITION                           COMPENSATION FROM FUND               TRUSTEES
       ---------------------------------------------------------------------------------------------
       Lynn L. Anderson,                                 None                          None
       Chairman of the Board and President

       William L. Marshall, Trustee

       Steven J. Mastrovich, Trustee

       Patrick J. Riley, Trustee

       Richard D. Shirk, Trustee

       Bruce D. Taber, Trustee

       Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                              AGGREGATE DOLLAR RANGE
                                                                                              OF EQUITY SECURITIES IN
                                                                                                   ALL REGISTERED
                                                                                               INVESTMENT COMPANIES
                                                                                              OVERSEEN BY TRUSTEES IN
                                                                                               FAMILY OF INVESTMENT
TRUSTEE                               DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                  COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000              $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                 $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000            $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000               Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection Fund    $50,001-$100,000

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000              $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000             $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                 $0

TRUSTEES AND OFFICERS OF THE MASTER FUNDS


The trustees of the State Street Master Funds (the Master Funds) are responsible for generally overseeing the Master Funds' business. The following table provides biographical information with respect to each trustee and officer of the Master Funds. As of September 2004, none of the trustees was considered an "interested person" of the Master Funds, as defined in the 1940 Act.



                                                                                        NUMBER OF
                                                                                        FUNDS IN FUND
                             POSITION(S)    TERM OF OFFICE                              COMPLEX           OTHER
                             HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATION     OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS, AND AGE       TRUST          TIME SERVED       DURING PAST FIVE YEARS    TRUSTEE           HELD BY TRUSTEE
----------------------       -----          -----------       ----------------------    -------           ---------------

INDEPENDENT TRUSTEES

Michael F. Holland           Trustee and    Term: Indefinite  Chairman, Holland &       14                Trustee, State Street
Holland & Company, LLC       Chairman of                      Company L.L.C.                              Institutional Investment
375 Park Avenue              the Board      Elected: 7/99     (investment adviser)                        Trust; Director of the
New York, NY 10152                                            (1995 - present).                           Holland Series Fund,
                                                                                                          Inc.; and Director, The
Age: 60                                                                                                   China Fund, Inc.

William L. Boyan             Trustee        Term: Indefinite  Trustee of Old Mutual     14                Trustee, State Street
State Street Master Funds                                     South Africa Master                         Institutional Investment
P.O. Box 5049                               Elected: 7/99     Trust (investments)                         Trust; and Trustee, Old
Boston, MA 02206                                              (1995 - present);                           Mutual South Africa
                                                              Chairman emeritus,                          Master Trust
Age: 67                                                       Children's Hospital
                                                              (1984 - present);
                                                              Director, Boston Plan
                                                              For Excellence
                                                              (non-profit) (1994 -
                                                              present); President and
                                                              Chief Operations
                                                              Officer, John Hancock
                                                              Mutual Life Insurance
                                                              Company (1959 - 1999).
                                                              Mr. Boyan retired in
                                                              1999.

                                                                                        NUMBER OF
                                                                                        FUNDS IN FUND
                             POSITION(S)    TERM OF OFFICE                              COMPLEX           OTHER
                             HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION      OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS, AND AGE       TRUST          TIME SERVED       DURING PAST FIVE YEARS    TRUSTEE           HELD BY TRUSTEE
----------------------       -----          -----------       ----------------------    -------           ---------------
Rina K. Spence               Trustee        Term: Indefinite  President of SpenceCare   14                Trustee, State Street
7 Acacia Street                                               International LLC (1998                     Institutional Investment
Cambridge, MA 02138                         Elected: 7/99     - present); Member of                       Trust; Director of
                                                              the Advisory Board,                         Berkshire Life Insurance
                                                              Ingenium Corp.                              Company of America; and
                                                              (technology company)                        Director, IEmily.com
                                                              (2001 - present); Chief
Age: 56                                                       Executive Officer,
                                                              IEmily.com (internet
                                                              company) (2000 - 2001);
                                                              Chief Executive Officer
                                                              of Consensus
                                                              Pharmaceutical, Inc.
                                                              (1998 - 1999); Founder,
                                                              President and Chief
                                                              Executive Officer of
                                                              Spence Center for
                                                              Women's Health (1994 -
                                                              1998); Trustee, Eastern
                                                              Enterprise (utilities)
                                                              (1988 - 2000).

Douglas T. Williams          Trustee        Term: Indefinite  Executive Vice            14                Trustee, State Street
State Street Master Funds                                     President of Chase                          Institutional Investment
P.O. Box 5049                               Elected: 7/99     Manhattan Bank (1987 -                      Trust
Boston, MA 02206                                              1999). Mr. Williams
                                                              retired in 1999.

Age: 63



OFFICERS:

Donald A. Gignac             President      Term: Indefinite  Senior Vice President of   ------           ------
State Street Bank and                                         State Street Bank and
Trust Company                               Elected: 8/03     Trust Company (2002 -
2 Avenue de Lafayette                                         present); Vice President
Boston, MA 02111                                              of State Street Bank and
                                                              Trust Company (1993 to
                                                              2002).
Age: 39

Karen Gillogly               Treasurer      Term: Indefinite  Vice President of State    ------           ------
State Street Bank and                                         Street Bank and Trust
Trust Company                               Elected: 9/03     Company (1999 -
One Federal Street                                            present); Audit Senior
Boston, MA 02110                                              Manager, Ernst & Young
                                                              LLP (1998-1999).
Age: 38

Julie A. Tedesco             Secretary      Term: Indefinite  Vice President and         ------           ------
State Street Bank and                                         Counsel of State Street
Trust Company                               Elected: 5/00     Bank and Trust Company
One Federal Street                                            (2000 - present);
Boston, MA 02110                                              Counsel of First Data
                                                              Investor Services Group,
                                                              Inc., (1994 - 2000).
Age: 47

Peter A. Ambrosini           Chief          Term: Indefinite  Senior Principal, Chief    ------           ------
State Street Financial       Compliance                       Compliance and Risk
Center                       Office         Elected: 5/04     Management Officer of
One Lincoln Street                                            State Street Global
Boston, MA 02110                                              Advisors (2001 -
                                                              present); Chief
Age: 61                                                       Compliance Office, SSgA
                                                              Funds Management, Inc.
                                                              (2001 - present); and
                                                              Managing Director,
                                                              Regulatory Compliance
                                                              Consulting Group of
                                                              PricewaterhouseCoopers
                                                              LLP (1985 - 2001).

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund currently invests all of its assets in a related portfolio that has the same investment objectives and substantially the same investment policies as the fund. As long as the fund remains completely invested in a portfolio (or any other investment company), the Advisor is not entitled to receive any investment advisory fee with respect to the fund. The fund may withdraw its investment from the related portfolio at any time if the Investment Company's Board of Trustees determines that it is in the best interests of the fund and its shareholders to do so. The Investment Company has retained the adviser as investment advisor to manage the fund's assets in the event that the fund withdraws its investment from its related portfolio.

The Advisor is also the investment adviser to each of the related portfolios pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between the Advisor and State Street Master Funds, on behalf of the portfolios. The Advisor receives an investment advisory fee with respect to each related portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Investment Company on behalf of the fund and the Advisor. The fund that invests in a related portfolio bears a proportionate part of the management fees paid by the portfolio (based on the percentage of the portfolio's assets attributable to the fund).


Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .40% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        ---------------------------------------------------
                        $ 170,508        $ 128,675

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        ---------------------------------------------------
                        $ 39,078         $ 28,464


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. State Street is paid a $15,000 per year flat fee for custody and account services with respect to feeder funds. These services include but are not limited to: record, process, and validate all cash activity, including all interactions with the Master Fund; record and process shareholder and expense activity; maintain investment ledgers, income reports, and prepare daily trial balance report; ensure allocated Master Fund activity is properly reflected on the fund's general ledger; and calculate daily net asset value and report to key constituent base. State Street is reimbursed for out-of-pocket expenses at cost. These include but are not limited to postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.


For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.75 closed account fee; fund minimum per portfolio $24,648; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:



        2002
        -----------------
        $ 2,696



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        ---------------------------------------------------
                        $ 12,259         $ 920



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)
       Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]


        2004            2003             2002
        ---------------------------------------------------
                        $ 9,219          $ 3,074

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


[TAX CARRYOVER INFO, IF ANY, TO BE UPDATED BY AMENDMENT]


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where: P =   a hypothetical initial payment of $1,000
                   T =   average annual total return
                   n =   number of years
                   ERV = ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =           a hypothetical initial payment of $1,000
                    T =           average annual total return (after taxes on
                                  distributions)
                    n =           number of years
                    ATV SUB (D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

[TO BE UPDATED BY AMENDMENT]

              AVERAGE ANNUAL TOTAL RETURN+
      -------------------------------------------
      FISCAL YEAR ENDED       INCEPTION TO
      AUGUST 31, 2004         AUGUST 31, 2004(1)
      -------------------------------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.



----------
(1) Annualized. The fund began operations on October 16, 2001.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSgA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

   2)  provides the client with this written proxy policy, upon request;

   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

   4)  matches proxies received with holdings as of record date;

   5)  reconciles holdings as of record date and rectifies any discrepancies;

   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

   7)  documents the reason(s) for voting for all non-routine items; and

   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




       - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
       -  Approval of auditors
       -  Directors' and auditors' compensation
       -  Directors' liability and indemnification
       -  Discharge of board members and auditors
       -  Financial statements and allocation of income
       - Dividend payouts that are greater than or equal to country and industry standards
       -  Authorization of share repurchase programs
       -  General updating of or corrective amendments to charter
       -  Change in Corporation Name
       -  Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
       - Capitalization changes which eliminate other classes of stock and voting rights
       - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
       - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific
       -  ranging from 5% to 20%) of the outstanding shares
       -  Elimination of "poison pill" rights
       - Stock purchase plans with an exercise price of not less that 85% of fair market value
       -  Stock option plans which are incentive based and not excessive
       -  Other stock-based plans which are appropriately structured
       -  Reductions in super-majority vote requirements
       -  Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have ' potentially substantial financial or best interest impact:
       - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
       - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
       - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
       - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
       -  Elimination of Shareholders' Right to Call Special Meetings
       -  Establishment of classified boards of directors
       - Reincorporation in a state which has more stringent anti-takeover and related provisions
       - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

       -  Excessive compensation
       - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
       -  Adjournment of Meeting to Solicit Additional Votes
       - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
       - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
       - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
       - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
       - Against offers when there are prospects for an enhanced bid or other bidders
       - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
       -  Requirements that auditors attend the annual meeting of shareholders
       -  Establishment of an annual election of the board of directors
       - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
       - Mandates that amendments to bylaws or charters have shareholder approval
       -  Mandates that shareholder-rights plans be put to a vote or repealed
       -  Establishment of confidential voting
       - Expansions to reporting of financial or compensation-related information, within reason
       -  Repeals of various anti-takeover related provisions
       -  Reduction or elimination of super-majority vote requirements
       -  Repeals or prohibitions of "greenmail" provisions
       -  "Opting-out" of business combination provisions
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
       - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
       - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
       - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

       - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
       -  Limits to tenure of directors
       - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
       -  Restoration of cumulative voting in the election of directors
       - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
       - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
       - Proposals which require inappropriate endorsements or corporate actions
       - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
       - Proposal asking companies to adopt full tenure holding periods for their executives.
       - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             PRIME MONEY MARKET FUND

                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                  3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                              3

   INVESTMENT STRATEGIES                                                                                      3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                      8
   INVESTMENT RESTRICTIONS                                                                                    8

MANAGEMENT OF THE FUND                                                                                        9

   BOARD OF TRUSTEES AND OFFICERS                                                                             9
   COMPENSATION                                                                                              13
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003            14
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                    15

INVESTMENT ADVISORY AND OTHER SERVICES                                                                       15

   ADVISOR                                                                                                   15
   ADMINISTRATOR                                                                                             16
   CUSTODIAN AND TRANSFER AGENT                                                                              17
   DISTRIBUTOR                                                                                               18
   CODE OF ETHICS                                                                                            18
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                  18
   INDEPENDENT ACCOUNTANTS                                                                                   21
   LEGAL COUNSEL                                                                                             21

BROKERAGE PRACTICES AND COMMISSIONS                                                                          21

PRICING OF FUND SHARES                                                                                       22

TAXES                                                                                                        23

CALCULATION OF PERFORMANCE DATA                                                                              23

ADDITIONAL INFORMATION                                                                                       24

   SHAREHOLDER MEETINGS                                                                                      24
   CAPITALIZATION AND VOTING                                                                                 24
   FEDERAL LAW AFFECTING STATE STREET                                                                        24
   PROXY VOTING POLICY                                                                                       25
   MASSACHUSETTS BUSINESS TRUST                                                                              25

FINANCIAL STATEMENTS                                                                                         25

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                                 26

   RATINGS OF DEBT INSTRUMENTS                                                                               26
   RATINGS OF COMMERCIAL PAPER                                                                               26

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                  28

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which each fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each fund may purchase US Government obligations on a forward commitment basis. The funds may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus,

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

     - Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     - Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.


ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

MONEY MARKET INSURANCE. The fund participates in a financial guaranty insurance policy agreement with a monoline stock insurance company solely with other money market funds advised by the Advisor. The policy provides insurance coverage for specified types of losses on certain money market instruments held by a participating fund, including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. A participating fund is charged an annual premium for the insurance coverage and may be subject to a special assessment if covered losses exceed certain levels. A participating fund is subject to limits on the amount it may recover and may incur losses regardless of the insurance.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made and may not be changed without a vote of a majority of the funds shareholders. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     8. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     10. Purchase interests in oil, gas or other mineral exploration or development programs.

     11.  Purchase or sell commodities or commodity futures contracts.

     12. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     13. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Purchase the securities of any issuer if the Investment Company's officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     16. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the funds' total assets would be invested in such securities, except that the funds may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     17. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEE


                                                                                                       NUMBER OF
                             POSITION(S) WITH SSgA                                                     PORTFOLIOS IN FUND
                             FUNDS;                                                                    COMPLEX
NAME, ADDRESS AND            LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;    OVERSEEN BY
AGE                          SERVED                    OTHER DIRECTORSHIPS HELD                        TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson             - Trustee since 1988      - Vice Chairman, Frank Russell Company          - 27
909 A Street                 - Interested Person of      (institutional financial consultant);
Tacoma, WA 98402               the SSgA Funds (as      - Chairman of the Board, Frank Russell
Age 65                         defined in the 1940       Investment Management Company (investment
                               Act) due to his           management); and Frank Russell Investment
                               employment by the         Company and Russell Investment Funds
                               parent company of the     (registered investment companies);
                               Administrator           - Chairman of the Board and Chief Executive
                             - Chairman of the Board     Officer, Russell Fund Distributors, Inc.
                               and President             (mutual fund broker-dealer and underwriter)
                             - Member, Governance        and Frank Russell Trust Company; and
                               Committee               - Director, Russell Insurance Agency, Inc.
                             - Member, Valuation         (manager of investment companies); Frank
                               Committee                 Russell Investments (UK) Limited (unit
                                                         trust management); and Frank Russell Asset
                                                         Management (Cayman) II LLC (limited
                                                         partnership investment).

INDEPENDENT TRUSTEES


                                                                                                       NUMBER OF
                             POSITION(S) WITH SSgA                                                     PORTFOLIOS IN FUND
                             FUNDS;                                                                    COMPLEX
NAME, ADDRESS AND            LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;    OVERSEEN BY
AGE                          SERVED                    OTHER DIRECTORSHIPS HELD                        TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
William L. Marshall          - Trustee since 1988      - Chief Executive Officer and President, Wm.    - 27
33 West Court Street         - Chairman, Audit           L. Marshall Associates, Inc., Wm. L.
Doylestown, PA 18901           Committee                 Marshall Companies, Inc. and the Marshall
Age 62                       - Member, Governance        Financial Group, Inc. (a registered
                               Committee                 investment advisor and provider of
                             - Member, Valuation         financial and related consulting services);
                               Committee               - Certified Financial Planner and Member,
                                                         Financial Planners Association; and
                                                       - Registered Representative and Principal for
                                                         Securities with Cambridge Investment
                                                         Research, Inc., Fairfield, Iowa.

Steven J. Mastrovich         - Trustee since 1988      - September 2000 to Present, Global Head of     - 27
623 Clapboardtree Street     - Member, Audit             Structured Real Estate, J.P. Morgan
Westwood, MA 02090             Committee                 Investment Management (private real estate
Age 48                       - Member, Governance        investment for clients primarily outside of
                               Committee                 the US to locate private real estate
                             - Member, Valuation         investments in the US);
                               Committee               - January 2000 to September 2000, Managing
                                                         Director, HSBC Securities (USA) Inc.
                                                         (banking and financial services);
                                                       - From 1998 to 2000, President, Key Global
                                                         Capital, Inc. (provider of equity and
                                                         mezzanine capital to real estate industry);
                                                       - From 1997 to 1998, Partner, Squire, Sanders
                                                         & Dempsey (law firm); and
                                                       - From 1994 to 1997, Partner, Brown, Rudnick,
                                                         Freed & Gesmer (law firm).

Patrick J. Riley             - Trustee since 1988      - 2003 to Present, Associate Justice,           - 27
One Corporate Place          - Member, Audit             Commonwealth of Massachusetts Superior
55 Ferncroft Road              Committee                 Court;
Danvers, MA 01923            - Member, Governance      - 1985 to 2002, Partner, Riley, Burke &
Age 56                         Committee                 Donahue, L.L.P. (law firm); and
                             - Member, Valuation       - Director, SSgA Cash Management Fund plc;
                               Committee                 and State Street Global Advisors Ireland,
                                                         Ltd. (investment companies).

Richard D. Shirk             - Trustee since 1988      - March 2001 to April 2002, Chairman,           - 27
1180 Brookgate Way, NE       - Member, Audit             Cerulean Companies, Inc. (holding company)
Atlanta, GA 30319-2877         Committee                 (Retired);
Age 59                       - Member, Governance      - 1996 to March 2001, President and Chief
                               Committee                 Executive Officer, Cerulean Companies, Inc.
                             - Member, Valuation         (holding company);
                               Committee               - 1992 to March 2001, President and Chief
                                                         Executive Officer, Blue Cross/Blue Shield
                                                         of Georgia (trade association for
                                                         independent Blue Cross and Blue Shield
                                                         health care plans);
                                                       - 1993 to November 2001, Chairman and Board
                                                         Member, Georgia Caring for Children
                                                         Foundation (private foundation);

                                                       - November 1998 to Present, Board Member,
                                                         Healthcare Georgia Foundation (private
                                                         foundation); and
                                                       - September 2002 to Present, Board Member,
                                                         Amerigroup Corp. (managed health care).

Bruce D. Taber               - Trustee since 1991      - Consultant, Computer Simulation, General      - 27
26 Round Top Road            - Member, Audit             Electric Industrial Control Systems
Boxford, MA 01921              Committee                 (diversified technology and services
Age 61                       - Member, Governance        company); and
                               Committee               - Director, SSgA Cash Management Fund plc and
                             - Member, Valuation         State Street Global Advisors Ireland, Ltd.
                               Committee                 (investment companies).

Henry W. Todd                - Trustee since 1988      - Chairman, President and CEO, A.M. Todd        - 27
150 Domorah Drive            - Member, Audit             Group, Inc. (flavorings manufacturer);
Montgomeryville, PA            Committee               - President and CEO, Zink & Triest Co., Inc.
18936                        - Member, Governance        (dealer in vanilla flavoring); and
Age 57                         Committee               - Director, SSgA Cash Management Fund plc and
                             - Member, Valuation         State Street Global Advisors Ireland, Ltd.
                               Committee                 (investment companies).


PRINCIPAL OFFICERS


                             POSITION(S) WITH SSgA
                             FUNDS;
NAME, ADDRESS AND            LENGTH OF TIME
AGE                          SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites           - Principal Executive     - 2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial         Officer and Chief         advisor);
Center                         Executive Officer       - 2001 to Present, Senior Principal, State Street Global Advisors;
One Lincoln Street             since 2003                Managing Director, Advisor Strategies (investment management);
Boston, MA 02111-2900                                  - 1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore
Age 39                                                   Funds and SSgA Latin America; and
                                                       - 1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold            - Vice President and      - Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   Secretary since 1994;     Russell Company (institutional financial consultant);
Tacoma, WA 98402             - Chief Legal Officer     - Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                         since 2003                Investment Management Company (investment management), Frank
                                                         Russell Capital Inc. (investment advisor of private equity funds), and Frank Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                       - Assistant Secretary and Associate General Counsel, Russell Fund
                                                         Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                       - Director, Secretary and Associate General Counsel, Frank Russell

                                                         Securities, Inc. (institutional brokerage firm); and
                                                       - Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                   - Vice President          - 2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002                advisor);
Center                                                 - 2000 to Present, Principal, State Street Global Advisors
One Lincoln Street                                       (investment management);
Boston, MA 02111-2900                                  - 1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                   financial services);
                                                       - 2000 to Present, Vice President, streetTRACKS Series Trust
                                                         (registered investment company).

Mark E. Swanson              - Treasurer and           - Director - Investment Operations, Frank Russell Investment
909 A Street                   Principal Accounting      Management Company (investment management) and Frank Russell Trust
Tacoma, WA 98402               Officer since 2000        Company (trust company); and
Age 41                                                 - Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                         Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini           - Chief Compliance        - February 2001 to present, Senior Principal, Chief Compliance and
State Street Financial         Officer since 2004        Risk Management Officer, State Street Global Advisors;
Center                                                 - 2001 to present, Chief Compliance Officer, SSgA Funds Management,
One Lincoln Street                                       Inc.; and
Boston, MA 02111-2900                                  - September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                   Compliance Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                 FISCAL 2004 TOTAL
                                                            COMPENSATION FROM FUND AND
                                   FISCAL 2004 AGGREGATE       FUND COMPLEX PAID TO
             NAME/POSITION         COMPENSATION FROM FUND            TRUSTEES
       -------------------------------------------------------------------------------
       Lynn L. Anderson,                    None                       None
       Chairman of the Board
       and President

       William L. Marshall,
       Trustee

       Steven J. Mastrovich,
       Trustee

       Patrick J. Riley, Trustee

       Richard D. Shirk, Trustee

       Bruce D. Taber, Trustee

       Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                        AGGREGATE DOLLAR RANGE
                                                                                       OF EQUITY SECURITIES IN
                                                                                            ALL REGISTERED
                                                                                         INVESTMENT COMPANIES
                                                                                       OVERSEEN BY TRUSTEES IN
                                                                                         FAMILY OF INVESTMENT
           TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND            COMPANIES
Lynn L. Anderson,                  Disciplined Equity Fund         $10,001-$50,000         $10,001-$50,000
Trustee

                                   Small Cap Fund                  $10,001-$50,000

William L. Marshall,               All Funds                       $0                            $0
Trustee

Steven J. Mastrovich,              S&P 500 Index Fund              $50,001-$100,000       $50,001-$100,000
Trustee

Patrick J. Riley, Trustee          Special Equity Fund             $10,001-$50,000          Over $100,000

                                   Aggressive Equity Fund          $10,001-$50,000

                                   International Stock Selection   $50,001-$100,000
                                   Fund

                                   Emerging Markets Fund           $50,001-$100,000

                                   Core Opportunities Fund         Over $100,000

                                   Small Cap Fund                  Over $100,000

                                   Disciplined Equity Fund         Over $100,000

Richard D. Shirk, Trustee          Special Equity Fund             $10,001-$50,000         $10,001-$50,000

Bruce D. Taber, Trustee            Bond Market Fund                $10,001-$50,000        $50,001-$100,000

                                   Disciplined Equity Fund         $10,001-$50,000

Henry W. Todd, Trustee             All Funds                       $0                            $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004               2003                 2002
        ---------------------------------------------------
                           $ 13,376,683         $ 9,075,961



Through December 31, 2010, the Advisor has contractually agreed to waive .5% of its .15% advisory fee, which amounted to the following for the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]

        2004               2003                 2002
        ---------------------------------------------------
                           $ 4,458,894          $ 3,025,320



In addition, through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .20% of average daily net assets, which amounted to the following for the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004               2003                 2002
        ---------------------------------------------------
                           $ 1,642,568          $ 1,189,504



APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004               2003                 2002
        ---------------------------------------------------
                           $ 2,748,032          $ 1,873,424


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


        2002
        ---------
        $ 520,954



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004               2003                 2002
        ---------------------------------------------------
                           $ 2,025,037          $ 619,409



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

        Advertising
        Printing
        Compensation to Dealers
        Compensation to Sales Personnel
        Other(1)
        Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004               2003                 2002
        ---------------------------------------------------
                           $ 2,229,447          $ 1,512,660


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]

                                    PRINCIPAL
                                     ($000)
                              --------------------



The Prime Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share once each business day at 4 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, the fund had a net tax basis capital loss carryover of [TO BE UPDATED BY AMENDMENT]


STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P(1+T)(TO THE POWER OF n) = ERV

           where:  P =      a hypothetical initial payment of $1,000
                   T =      average annual total return
                   n =      number of years
                   ERV =    ending redeemable value of a $1,000 payment made at
                              the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1


The following are the Fund's current and effective yields for the seven-day period ended August 31, 2004:

     [TO BE UPDATED BY AMENDMENT]

     Current Yield

     Effective Yield


The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.



         - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
         -  Approval of auditors
         -  Directors' and auditors' compensation
         -  Directors' liability and indemnification
         -  Discharge of board members and auditors
         -  Financial statements and allocation of income
         - Dividend payouts that are greater than or equal to country and industry standards
         -  Authorization of share repurchase programs
         -  General updating of or corrective amendments to charter
         -  Change in Corporation Name
         -  Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
         - Capitalization changes which eliminate other classes of stock and voting rights
         - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
         - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
         -  Elimination of "poison pill" rights
         - Stock purchase plans with an exercise price of not less that 85% of fair market value
         -  Stock option plans which are incentive based and not excessive
         -  Other stock-based plans which are appropriately structured
         -  Reductions in super-majority vote requirements
         -  Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
         - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
         - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
         - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
         - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
         -  Elimination of Shareholders' Right to Call Special Meetings
         -  Establishment of classified boards of directors
         - Reincorporation in a state which has more stringent anti-takeover and related provisions
         - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

         -  Excessive compensation
         - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
         -  Adjournment of Meeting to Solicit Additional Votes
         - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
         - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

         -  Requirements that auditors attend the annual meeting of shareholders
         -  Establishment of an annual election of the board of directors
         - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
         - Mandates that amendments to bylaws or charters have shareholder approval
         -  Mandates that shareholder-rights plans be put to a vote or repealed
         -  Establishment of confidential voting
         - Expansions to reporting of financial or compensation-related information, within reason
         -  Repeals of various anti-takeover related provisions
         -  Reduction or elimination of super-majority vote requirements
         -  Repeals or prohibitions of "greenmail" provisions
         -  "Opting-out" of business combination provisions
         - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
        -   Limits to tenure of directors
        - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
        -   Restoration of cumulative voting in the election of directors
        - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
        - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
        - Proposals which require inappropriate endorsements or corporate actions
        - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
        - Proposal asking companies to adopt full tenure holding periods for their executives.
        - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation -- committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             PRIME MONEY MARKET FUND

                                 CLASS T SHARES


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                    3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                                3

   INVESTMENT STRATEGIES                                                                                        3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                        7
   INVESTMENT RESTRICTIONS                                                                                      7

MANAGEMENT OF THE FUND                                                                                          9

   BOARD OF TRUSTEES AND OFFICERS                                                                               9
   COMPENSATION                                                                                                13
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003              14
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                      14

INVESTMENT ADVISORY AND OTHER SERVICES                                                                         15

   ADVISOR                                                                                                     15
   ADMINISTRATOR                                                                                               16
   CUSTODIAN AND TRANSFER AGENT                                                                                17
   DISTRIBUTOR                                                                                                 18
   CODE OF ETHICS                                                                                              18
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                    18
   INDEPENDENT ACCOUNTANTS                                                                                     20
   LEGAL COUNSEL                                                                                               20

BROKERAGE PRACTICES AND COMMISSIONS                                                                            20

PRICING OF FUND SHARES                                                                                         21

TAXES                                                                                                          22

CALCULATION OF PERFORMANCE DATA                                                                                22

ADDITIONAL INFORMATION                                                                                         23

   SHAREHOLDER MEETINGS                                                                                        23
   CAPITALIZATION AND VOTING                                                                                   23
   FEDERAL LAW AFFECTING STATE STREET                                                                          24
   PROXY VOTING POLICY                                                                                         24
   MASSACHUSETTS BUSINESS TRUST                                                                                24

FINANCIAL STATEMENTS                                                                                           25

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                                    26

   RATINGS OF DEBT INSTRUMENTS                                                                                 26
   RATINGS OF COMMERCIAL PAPER                                                                                 26

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                     28

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which each fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each fund may purchase US Government obligations on a forward commitment basis. The funds may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus,

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

   1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

   2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

   3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.


ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

MONEY MARKET INSURANCE. The fund participates in a financial guaranty insurance policy agreement with a monoline stock insurance company solely with other money market funds advised by the Advisor. The policy provides insurance coverage for specified types of losses on certain money market instruments held by a participating fund, including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. A participating fund is charged an annual premium for the insurance coverage and may be subject to a special assessment if covered losses exceed certain levels. A participating fund is subject to limits on the amount it may recover and may incur losses regardless of the insurance.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made and may not be changed without a vote of a majority of the funds shareholders. The fund will not:

   1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

   2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

   3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

   4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

   5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

   6. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

   7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

   8. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

   9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   10. Purchase interests in oil, gas or other mineral exploration or development programs.

   11. Purchase or sell commodities or commodity futures contracts.

   12. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

   13. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

   14. Make investments for the purpose of gaining control of an issuer's management.

   15. Purchase the securities of any issuer if the Investment Company's officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

   16. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the funds' total assets would be invested in such securities, except that the funds may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

   17. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                         NUMBER OF
                      POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                      FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND     LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                   SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson      - Trustee since 1988     - Vice Chairman, Frank Russell Company (institutional     - 27
909 A Street          - Interested Person        financial consultant);
Tacoma, WA 98402        of the SSgA Funds      - Chairman of the Board, Frank Russell Investment
Age 65                  (as defined in the       Management Company (investment management); and Frank
                        1940 Act) due to         Russell Investment Company and Russell Investment
                        his employment by        Funds (registered investment companies);
                        the parent company     - Chairman of the Board and Chief Executive Officer,
                        of the                   Russell Fund Distributors, Inc. (mutual fund
                        Administrator            broker-dealer and underwriter) and Frank Russell
                      - Chairman of the          Trust Company; and
                        Board and President    - Director, Russell Insurance Agency, Inc. (manager of
                      - Member, Governance       investment companies); Frank Russell Investments (UK)
                        Committee                Limited (unit trust management); and Frank Russell
                      - Member, Valuation        Asset Management (Cayman) II LLC (limited partnership
                        Committee                investment).


INDEPENDENT TRUSTEES


                                                                                                         NUMBER OF
                      POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                      FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND     LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                   SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William L. Marshall   - Trustee since 1988     - Chief Executive Officer and President, Wm. L.           - 27
33 West Court         - Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall Companies,
Street                  Committee                Inc. and the Marshall Financial Group, Inc. (a
Doylestown, PA        - Member, Governance       registered investment advisor and provider of
18901                   Committee                financial and related consulting services);
Age 62                - Member, Valuation      - Certified Financial Planner and Member, Financial
                        Committee                Planners Association; and
                                               - Registered Representative and Principal for

                                                 Securities with Cambridge Investment Research, Inc.,
                                                 Fairfield, Iowa.

Steven J. Mastrovich  - Trustee since 1988     - September 2000 to Present, Global Head of Structured    - 27
623 Clapboardtree     - Member, Audit            Real Estate, J.P. Morgan Investment Management
Street                  Committee                (private real estate investment for clients primarily
Westwood, MA          - Member, Governance       outside of the US to locate private real estate
02090                   Committee                investments in the US);
Age 48                - Member, Valuation      - January 2000 to September 2000, Managing Director,
                        Committee                HSBC Securities (USA) Inc. (banking and financial
                                                 services);
                                               - From 1998 to 2000, President, Key Global Capital,
                                                 Inc. (provider of equity and mezzanine capital to
                                                 real estate industry);
                                               - From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                 (law firm); and
                                               - From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                 Gesmer (law firm).

Patrick J. Riley      - Trustee since 1988     - 2003 to Present, Associate Justice, Commonwealth of     - 27
One Corporate Place   - Member, Audit            Massachusetts Superior Court;
55 Ferncroft Road       Committee              - 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P.
Danvers, MA           - Member, Governance       (law firm); and
01923                   Committee              - Director, SSgA Cash Management Fund plc; and State
Age 56                - Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                        Committee                companies).

Richard D. Shirk      - Trustee since 1988     - March 2001 to April 2002, Chairman, Cerulean            - 27
1180 Brookgate        - Member, Audit            Companies, Inc. (holding company) (Retired);
Way, NE                 Committee              - 1996 to March 2001, President and Chief Executive
Atlanta, GA 30319-    - Member, Governance       Officer, Cerulean Companies, Inc. (holding company);
2877                    Committee              - 1992 to March 2001, President and Chief Executive
Age 59                - Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                        Committee                association for independent Blue Cross and Blue
                                                 Shield health care plans);
                                               - 1993 to November 2001, Chairman and Board Member,
                                                 Georgia Caring for Children Foundation (private
                                                 foundation);
                                               - November 1998 to Present, Board Member, Healthcare
                                                 Georgia Foundation (private foundation); and
                                               - September 2002 to Present, Board Member, Amerigroup
                                                 Corp. (managed health care).

Bruce D. Taber        - Trustee since 1991     - Consultant, Computer Simulation, General Electric       - 27
26 Round Top Road     - Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921       Committee                and services company); and
Age 61                - Member, Governance     - Director, SSgA Cash Management Fund plc and State
                                                 Street Global Advisors Ireland, Ltd. (investment

                        Committee                companies).
                      - Member, Valuation
                        Committee

Henry W. Todd         - Trustee since 1988     - Chairman, President and CEO, A.M. Todd Group, Inc.      - 27
150 Domorah Drive     - Member, Audit            (flavorings manufacturer);
Montgomeryville, PA     Committee              - President and CEO, Zink & Triest Co., Inc. (dealer in
18936                 - Member, Governance       vanilla flavoring); and
Age 57                  Committee              - Director, SSgA Cash Management Fund plc and State
                      - Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                        Committee                companies).


PRINCIPAL OFFICERS


                      POSITION(S) WITH SSgA
                      FUNDS;
NAME, ADDRESS AND     LENGTH OF TIME
AGE                   SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites    - Principal              - 2002 to Present, President, SSgA Funds Management, Inc. (investment advisor);
State Street            Executive Officer      - 2001 to Present, Senior Principal, State Street Global Advisors; Managing
Financial Center        and Chief                Director, Advisor Strategies (investment management);
One Lincoln Street      Executive Officer      - 1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds and
Boston, MA              since 2003               SSgA Latin America; and
02111-2900                                     - 1993 to 1999, Principal, Head of Asset Allocation Strategies.
Age 39

J. David Griswold     - Vice President and     - Director - Global Regulatory Policy and Assistant Secretary, Frank Russell
909 A Street            Secretary since          Company (institutional financial consultant);
Tacoma, WA 98402        1994;                  - Assistant Secretary and Associate General Counsel, Frank Russell Investment
Age 47                - Chief Legal              Management Company (investment management), Frank Russell Capital Inc.
                        Officer since 2003       (investment advisor of private equity funds), and Frank Russell Investments
                                                 (Delaware), Inc. (member of general partner of private equity funds);
                                               - Assistant Secretary and Associate General Counsel, Russell Fund Distributors,
                                                 Inc. (mutual fund broker-dealer and underwriter);
                                               - Director, Secretary and Associate General Counsel, Frank Russell Securities,
                                                 Inc. (institutional brokerage firm); and
                                               - Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross            - Vice President since   - 2001 to Present, Principal, SSgA Funds Management, Inc. (investment advisor);
State Street            2002                   - 2000 to Present, Principal, State Street Global Advisors (investment
Financial Center                                 management);
One Lincoln Street                             - 1992 to 2000, Vice President, State Street Corporation (diversified financial
Boston, MA                                       services);
02111-2900                                     - 2000 to Present, Vice President, streetTRACKS Series Trust (registered

Age 39                                           investment company).

Mark E. Swanson       - Treasurer and          - Director - Investment Operations, Frank Russell Investment Management Company
909 A Street            Principal                (investment management) and Frank Russell Trust Company (trust company); and
Tacoma, WA 98402        Accounting Officer     - Treasurer and Chief Accounting Officer, Frank Russell Investment Company and
Age 41                  since 2000               Russell Investment Funds (registered investment companies).

Peter A. Ambrosini    - Chief Compliance       - February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street            Officer since 2004       Management Officer, State Street Global Advisors;
Financial Center                               - 2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.; and
One Lincoln Street                             - September 1985 to February 2001, Managing Director, Regulatory Compliance
Boston, MA                                       Consulting Group, PricewaterhouseCoopers.
02111-2900
Age 61


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                             FISCAL 2004 TOTAL
                                                                        COMPENSATION FROM FUND AND
                                          FISCAL 2004 AGGREGATE            FUND COMPLEX PAID TO
           NAME/POSITION                  COMPENSATION FROM FUND                 TRUSTEES
     ---------------------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman                    None                          None
     of the Board and President

     William L. Marshall, Trustee

     Steven J. Mastrovich, Trustee

     Patrick J. Riley, Trustee

     Richard D. Shirk, Trustee

     Bruce D. Taber, Trustee

     Henry W. Todd, Trustee

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                               AGGREGATE DOLLAR RANGE
                                                                                              OF EQUITY SECURITIES IN
                                                                                                   ALL REGISTERED
                                                                                               INVESTMENT COMPANIES
                                                                                              OVERSEEN BY TRUSTEES IN
                                                                                                FAMILY OF INVESTMENT
         TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                  COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000               $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                   $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection         $50,001-$100,000
                                Fund

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000               $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000               $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                  $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.


Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


-

-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class T Shares is the same as the management fee of the Institutional Class. Therefore, the management fee is allocated equally among classes and shareholders.


The fund accrued the following expenses to Advisor for the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     ------------




The Advisor has agreed to reimburse the fund for all expenses in excess of .80% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2005. This reimbursement amounted to $___ in fiscal 2004.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to Administrator for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     ------------



CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

$5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class T Shares of the fund on July 14, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.55% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .50% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor, to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.50% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The fund accrued the following expenses to the Distributor for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]


     2004
     ------------




For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

     Advertising
     Printing
     Compensation to Dealers
     Compensation to Sales Personnel
     Other(1)
     Total

The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:
[TO BE UPDATED BY AMENDMENT]


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     2004
     ------------



INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                      PRINCIPAL
                                       ($000)
                                --------------------



The Prime Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Class T Shares are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional investors which in a fiduciary or agency capacity. The fund determines net asset value per share once each business day at 4 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


[TAX LOSS INFO, IF ANY, TO BE UPDATED BY AMENDMENT]


STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P(1+T)(TO THE POWER OF n) = ERV

          where: P =    a hypothetical initial payment of $1,000
                 T =    average annual total return
                 n =    number of years
                 ERV =  ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1


The following are the fund's current and effective yields for the seven-day period ended August 31, 2004: [TO BE UPDATED]

     Current Yield              %

     Effective Yield            %


The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               - Leading market positions in well-established industries.

               - High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
   - Against offers when there are prospects for an enhanced bid or other bidders
   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                 SMALL CAP FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                            3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                        3

   INVESTMENT STRATEGIES                                                                                3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                 6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                9
   INVESTMENT RESTRICTIONS                                                                              9
   TEMPORARY DEFENSIVE POSITION                                                                        11
   PORTFOLIO TURNOVER                                                                                  11

MANAGEMENT OF THE FUND                                                                                 11

   BOARD OF TRUSTEES AND OFFICERS                                                                      11
   COMPENSATION                                                                                        16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003      16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                              17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                 17

   ADVISOR                                                                                             17
   ADMINISTRATOR                                                                                       18
   CUSTODIAN AND TRANSFER AGENT                                                                        19
   DISTRIBUTOR                                                                                         20
   CODE OF ETHICS                                                                                      20
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                            21
   INDEPENDENT ACCOUNTANTS                                                                             23
   LEGAL COUNSEL                                                                                       23

BROKERAGE PRACTICES AND COMMISSIONS                                                                    23

PRICING OF FUND SHARES                                                                                 24

TAXES                                                                                                  25

CALCULATION OF PERFORMANCE DATA                                                                        26

ADDITIONAL INFORMATION                                                                                 27

   SHAREHOLDER MEETINGS                                                                                27
   CAPITALIZATION AND VOTING                                                                           27
   FEDERAL LAW AFFECTING STATE STREET                                                                  27
   PROXY VOTING POLICY                                                                                 28
   MASSACHUSETTS BUSINESS TRUST                                                                        28

FINANCIAL STATEMENTS                                                                                   28

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                            29

   RATINGS OF DEBT INSTRUMENTS                                                                         29
   RATINGS OF COMMERCIAL PAPER                                                                         29

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


THE RUSSELL 2000(R) INDEX. The fund will measure its performance against the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The average market capitalization is approximately $88 million, and the total market capitalization range is approximately $68 million to $2.35 billion.


US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.


EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

FOREIGN INVESTMENTS. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because some of the fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

Foreign investments in the Small Cap Fund will be minimal.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.


The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                     2003                       2002
        ----------------------------------------------------------
                                 114.42%                    80.16%





                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson         -  Trustee since 1988    -  Vice Chairman, Frank Russell Company (institutional    -  27
909 A Street                                         financial consultant);

Tacoma, WA 98402         -  Interested Person of  -  Chairman of the Board, Frank Russell Investment
Age 65                      the SSgA Funds (as       Management Company (investment management); and
                            defined in the 1940      Frank Russell Investment Company and Russell
                            Act) due to his          Investment Funds (registered investment companies);
                            employment by the     -  Chairman of the Board and Chief Executive Officer,
                            parent company of        Russell Fund Distributors, Inc. (mutual fund
                            the Administrator        broker-dealer and underwriter) and Frank Russell
                         -  Chairman of the          Trust Company; and
                            Board and President   -  Director, Russell Insurance Agency, Inc. (manager of
                         -  Member, Governance       investment companies); Frank Russell Investments
                            Committee                (UK) Limited (unit trust management); and Frank
                         -  Member, Valuation        Russell Asset Management (Cayman) II LLC (limited
                            Committee                partnership investment).


INDEPENDENT TRUSTEES


                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
William L. Marshall      -  Trustee since 1988    -  Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street     -  Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901        Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                   -  Member, Governance       Inc. (a registered investment advisor and provider
                            Committee                of financial and related consulting services);
                         -  Member, Valuation     -  Certified Financial Planner and Member, Financial
                            Committee                Planners Association; and
                                                  -  Registered Representative and Principal for
                                                     Securities with Cambridge Investment Research, Inc.,
                                                     Fairfield, Iowa.

Steven J. Mastrovich     -  Trustee since 1988    -  September 2000 to Present, Global Head of Structured   -  27
623 Clapboardtree        -  Member, Audit            Real Estate, J.P. Morgan Investment Management
Street                      Committee                (private real estate investment for clients
Westwood, MA 02090       -  Member, Governance       primarily outside of the US to locate private real
Age 48                      Committee                estate investments in the US);
                         -  Member, Valuation     -  January 2000 to September 2000, Managing Director,
                            Committee                HSBC Securities (USA) Inc. (banking and financial
                                                     services);
                                                  -  From 1998 to 2000, President, Key Global Capital,
                                                     Inc. (provider of equity and mezzanine capital to
                                                     real estate industry);
                                                  -  From 1997 to 1998, Partner, Squire, Sanders &
                                                     Dempsey (law firm); and

                                                  -  From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                     Gesmer (law firm).

Patrick J. Riley         -  Trustee since 1988    -  2003 to Present, Associate Justice, Commonwealth of    -  27
One Corporate Place      -  Member, Audit            Massachusetts Superior Court;
55 Ferncroft Road           Committee             -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923        -  Member, Governance       L.L.P. (law firm); and
Age 56                      Committee             -  Director, SSgA Cash Management Fund plc; and State
                         -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                            Committee                companies).

Richard D. Shirk         -  Trustee since 1988    -  March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE   -  Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877      Committee             -  1996 to March 2001, President and Chief Executive
Age 59                   -  Member, Governance       Officer, Cerulean Companies, Inc. (holding company);
                            Committee             -  1992 to March 2001, President and Chief Executive
                         -  Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                            Committee                association for independent Blue Cross and Blue
                                                     Shield health care plans);
                                                  -  1993 to November 2001, Chairman and Board Member,
                                                     Georgia Caring for Children Foundation (private
                                                     foundation);
                                                  -  November 1998 to Present, Board Member, Healthcare
                                                     Georgia Foundation (private foundation); and
                                                  -  September 2002 to Present, Board Member, Amerigroup
                                                     Corp. (managed health care).

Bruce D. Taber           -  Trustee since 1991    -  Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road        -  Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921           Committee                and services company); and
Age 61                   -  Member, Governance    -  Director, SSgA Cash Management Fund plc and State
                            Committee                Street Global Advisors Ireland, Ltd. (investment
                         -  Member, Valuation        companies).
                            Committee

Henry W. Todd            -  Trustee since 1988    -  Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive        -  Member, Audit            (flavorings manufacturer);
Montgomeryville, PA         Committee             -  President and CEO, Zink & Triest Co., Inc. (dealer
18936                    -  Member, Governance       in vanilla flavoring); and
Age 57                      Committee             -  Director, SSgA Cash Management Fund plc and State
                         -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                            Committee                companies).


PRINCIPAL OFFICERS

                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites       -  Principal Executive   -  2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial      Officer and Chief        advisor);
Center                      Executive Officer     -  2001 to Present, Senior Principal, State Street Global Advisors; Managing
One Lincoln Street          since 2003               Director, Advisor Strategies (investment management);
Boston, MA 02111-2900                             -  1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                               and SSgA Latin America; and
                                                  -  1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold        -  Vice President and    -  Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                Secretary since          Russell Company (institutional financial consultant);
Tacoma, WA 98402            1994;                 -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                   -  Chief Legal Officer      Investment Management Company (investment management), Frank Russell
                            since 2003               Capital Inc. (investment advisor of private equity funds), and Frank
                                                     Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                  -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                     Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                  -  Director, Secretary and Associate General Counsel, Frank Russell
                                                     Securities, Inc. (institutional brokerage firm); and
                                                  -  Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               -  Vice President        -  2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial      since 2002               advisor);
Center                                            -  2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                   management);
Boston, MA 02111-2900                             -  1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                               financial services);
                                                  -  2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson          -  Treasurer and         -  Director - Investment Operations, Frank Russell Investment Management
909 A Street                Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402            Accounting Officer       company); and
Age 41                      since 2000            -  Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                     and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -  Chief Compliance      -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial      Officer since 2004       Management Officer, State Street Global Advisors;
Center                                            -  2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                   and
Boston, MA 02111-2900                             -  September 1985 to February 2001, Managing Director, Regulatory Compliance
Age 61                                               Consulting Group, PricewaterhouseCoopers.

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                         FISCAL 2004 TOTAL
                                                                    COMPENSATION FROM FUND AND
                                         FISCAL 2004 AGGREGATE         FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND              TRUSTEES
      ----------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman                 None                         None
       of the Board and President

       William L. Marshall, Trustee

       Steven J. Mastrovich, Trustee

       Patrick J. Riley, Trustee

       Richard D. Shirk, Trustee

       Bruce D. Taber, Trustee

       Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                               AGGREGATE DOLLAR RANGE
                                                                                               OF EQUITY SECURITIES IN
                                                                                                   ALL REGISTERED
                                                                                                INVESTMENT COMPANIES
                                                                                               OVERSEEN BY TRUSTEES IN
                                                                                                FAMILY OF INVESTMENT
           TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                    COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000              $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                 $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000            $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000              Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection         $50,001-$100,000
                                Fund

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000             $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000             $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                 $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and

Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31 (and for period prior to May 1, 2001, to the fund's previous advisor):


        2004         2003                 2002
        ---------------------------------------------
                     $ 1,953,742          $ 2,186,714



APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003               2002
        ---------------------------------------------
                        $ 111,802           $ 135,379


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


        2002
        ----------------
        $ 65,670



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004         2003            2002
        -------------------------------------
                     $ 69,645        $ 60,097



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

        Advertising
        Printing
        Compensation to Dealers
        Compensation to Sales Personnel
        Other(1)
        Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]


----------

(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

        2004              2003               2002
        ---------------------------------------------
                          $ 64,490           $ 71,897


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004               2003                   2002
        ---------------------------------------------------
                           $ 1,367,032            $ 724,981



Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004               2003                   2002
        --------------------------------------------------
                           $ 4,371                $  5,135



Relating to the total brokerage commissions paid by the Advisor for fiscal 2004, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to ___% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                PRINCIPAL           COMMISSIONS
                                  ($000)               ($000)
                                --------------------------------





                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


At August 31, 2004, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT]


The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =         a hypothetical initial payment of $1,000
                    T =         average annual total return
                    n =         number of years
                    ERV =       ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =           a hypothetical initial payment of $1,000
                    T =           average annual total return (after taxes on
                                  distributions)
                    n =           number of years
                    ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


                          AVERAGE ANNUAL TOTAL RETURN
           ------------------------------------------------------------
           ONE YEAR ENDING      FIVE YEARS ENDING     TEN YEARS ENDING
           AUGUST 31, 2004      AUGUST 31, 2004       AUGUST 31, 2004(1)
           -------------------------------------------------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

----------

(1)  The fund commenced operations on July 1, 1992.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                 SMALL CAP FUND

                                 CLASS R SHARES


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                            3

   INVESTMENT STRATEGIES                                                                                    3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                     6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                    9
   INVESTMENT RESTRICTIONS                                                                                  9
   TEMPORARY DEFENSIVE POSITION                                                                            11
   PORTFOLIO TURNOVER                                                                                      11

MANAGEMENT OF THE FUND                                                                                     11

   BOARD OF TRUSTEES AND OFFICERS                                                                          11
   COMPENSATION                                                                                            16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003          16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                  17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                     18

   ADVISOR                                                                                                 18
   ADMINISTRATOR                                                                                           19
   CUSTODIAN AND TRANSFER AGENT                                                                            20
   DISTRIBUTOR                                                                                             20
   CODE OF ETHICS                                                                                          21
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                21
   INDEPENDENT ACCOUNTANTS                                                                                 22
   LEGAL COUNSEL                                                                                           23

BROKERAGE PRACTICES AND COMMISSIONS                                                                        23

PRICING OF FUND SHARES                                                                                     24

TAXES                                                                                                      25

CALCULATION OF PERFORMANCE DATA                                                                            26

ADDITIONAL INFORMATION                                                                                     27

   SHAREHOLDER MEETINGS                                                                                    27
   CAPITALIZATION AND VOTING                                                                               27
   FEDERAL LAW AFFECTING STATE STREET                                                                      27
   PROXY VOTING POLICY                                                                                     28
   MASSACHUSETTS BUSINESS TRUST                                                                            28

FINANCIAL STATEMENTS                                                                                       28

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                               29

   RATINGS OF DEBT INSTRUMENTS                                                                             29
   RATINGS OF COMMERCIAL PAPER                                                                             29

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


THE RUSSELL 2000(R) INDEX. The fund will measure its performance against the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The average market capitalization is approximately $88 million, and the total market capitalization range is approximately $68 million to $2.35 billion.


US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

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VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.


EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

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TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

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The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing

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options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

FOREIGN INVESTMENTS. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because some of the fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

Foreign investments in the Small Cap Fund will be minimal.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.


The fund had the following portfolio turnover rates during the fiscal years ended August 31:

[TO BE UPDATED BY AMENDMENT]



        2004
        --------------------------


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                               NUMBER OF
                     POSITION(S) WITH SSgA                                                     PORTFOLIOS IN FUND
                     FUNDS;                                                                    COMPLEX
NAME, ADDRESS AND    LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;    OVERSEEN BY
AGE                  SERVED                    OTHER DIRECTORSHIPS HELD                        TRUSTEE
-----------------------------------------------------------------------------------------------------------------
Lynn L. Anderson     - Trustee since           - Vice Chairman, Frank Russell Company          - 27

909 A Street           1988                      (institutional financial consultant);
Tacoma, WA 98402
Age 65               - Interested              - Chairman of the Board, Frank Russell
                       Person of the             Investment Management Company (investment
                       SSgA Funds (as            management); and Frank Russell Investment
                       defined in the            Company and Russell Investment Funds
                       1940 Act) due to his      (registered investment companies);
                       employment by
                       the parent              - Chairman of the Board and Chief Executive
                       company of the            Officer, Russell Fund Distributors, Inc.
                       Administrator             (mutual fund broker-dealer and underwriter)
                                                 and Frank Russell Trust Company; and

                     - Chairman of             - Director, Russell Insurance Agency, Inc.
                       the Board and             (manager of investment companies); Frank
                       President                 Russell Investments (UK) Limited
                                                 (unit trust management); and Frank Russell
                     - Member,                   Asset Management (Cayman) II LLC (limited
                       Governance                partnership investment).
                       Committee

                     - Member,
                       Valuation
                       Committee


INDEPENDENT TRUSTEES


                                                                                               NUMBER OF
                     POSITION(S) WITH SSgA                                                     PORTFOLIOS IN FUND
                     FUNDS;                                                                    COMPLEX
NAME, ADDRESS AND    LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;    OVERSEEN BY
AGE                  SERVED                    OTHER DIRECTORSHIPS HELD                        TRUSTEE
-----------------------------------------------------------------------------------------------------------------
William L. Marshall  - Trustee since 1988      - Chief Executive Officer and President,        - 27
33 West Court                                    Wm. L. Marshall Associates, Inc., Wm.
Street               - Chairman, Audit           L. Marshall Companies, Inc. and the
Doylestown, PA         Committee                 Marshall Financial Group, Inc. (a
18901                                            registered investment advisor and
Age 62               - Member,                   provider of financial and related
                       Governance                consulting services);
                       Committee
                                               - Certified Financial Planner and
                     - Member, Valuation         Member, Financial Planners
                       Committee                 Association; and

                                               - Registered Representative and
                                                 Principal for Securities with
                                                 Cambridge Investment Research, Inc.,
                                                 Fairfield, Iowa.

Steven J. Mastrovich - Trustee since 1988      - September 2000 to Present, Global Head        - 27
623 Clapboardtree                                of Structured Real Estate, J.P. Morgan
Street               - Member, Audit             Investment Management (private real
Westwood, MA           Committee                 estate investment for clients
02090                                            primarily outside of the US to locate
Age 48               - Member,                   private real estate investments in the
                       Governance                US);
                       Committee
                                               - January 2000 to September 2000,
                     - Member, Valuation         Managing Director, HSBC Securities
                       Committee                 (USA) Inc. (banking and financial
                                                 services);

                                               - From 1998 to 2000, President, Key
                                                 Global Capital, Inc. (provider of
                                                 equity and mezzanine capital to real
                                                 estate industry);

                                               - From 1997 to 1998, Partner, Squire,
                                                 Sanders &

                                                 Dempsey (law firm); and

                                               - From 1994 to 1997, Partner, Brown,
                                                 Rudnick, Freed & Gesmer (law firm).

Patrick J. Riley     - Trustee since 1988      - 2003 to Present, Associate Justice,           - 27
One Corporate Place                              Commonwealth of Massachusetts Superior
55 Ferncroft Road    - Member, Audit             Court;
Danvers, MA            Committee
01923                                          - 1985 to 2002, Partner, Riley, Burke &
Age 56               - Member,                   Donahue, L.L.P. (law firm); and
                       Governance
                       Committee               - Director, SSgA Cash Management Fund
                                                 plc; and State Street Global Advisors
                     - Member, Valuation         Ireland, Ltd. (investment companies).
                       Committee

Richard D. Shirk     - Trustee since 1988      - March 2001 to April 2002, Chairman,           - 27
1180 Brookgate                                   Cerulean Companies, Inc. (holding
Way, NE              - Member, Audit             company) (Retired);
Atlanta, GA 30319-     Committee
2877                                           - 1996 to March 2001, President and
Age 59               - Member,                   Chief Executive Officer, Cerulean
                       Governance                Companies, Inc. (holding company);
                       Committee
                                               - 1992 to March 2001, President and
                     - Member, Valuation         Chief Executive Officer, Blue
                       Committee                 Cross/Blue Shield of Georgia (trade
                                                 association for independent Blue Cross
                                                 and Blue Shield health care plans);

                                               - 1993 to November 2001, Chairman and
                                                 Board Member, Georgia Caring for
                                                 Children Foundation (private
                                                 foundation);

                                               - November 1998 to Present, Board
                                                 Member, Healthcare Georgia Foundation
                                                 (private foundation); and

                                               - September 2002 to Present, Board
                                                 Member, Amerigroup Corp. (managed
                                                 health care).

Bruce D. Taber       - Trustee since 1991      - Consultant, Computer Simulation,              - 27
26 Round Top Road                                General Electric Industrial Control
Boxford, MA          - Member, Audit             Systems (diversified technology and
01921                  Committee                 services company); and
Age 61
                     - Member,                 - Director, SSgA Cash Management Fund
                       Governance                plc and State Street Global Advisors
                       Committee                 Ireland, Ltd. (investment companies).

                     - Member, Valuation
                       Committee

Henry W. Todd        - Trustee since 1988      - Chairman, President and CEO, A.M. Todd        - 27
150 Domorah Drive                                Group, Inc. (flavorings manufacturer);
Montgomeryville, PA  - Member, Audit
18936                  Committee               - President and CEO, Zink & Triest Co.,
Age 57                                           Inc. (dealer in vanilla flavoring);
                     - Member,                   and
                       Governance
                       Committee               - Director, SSgA Cash Management Fund
                                                 plc and State Street Global Advisors
                     - Member, Valuation         Ireland, Ltd. (investment companies).
                       Committee

PRINCIPAL OFFICERS


                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
--------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites       - Principal Executive     - 2002 to Present, President, SSgA Funds Management, Inc.
State Street Financial     Officer and Chief         (investment advisor);
Center                     Executive Officer
One Lincoln Street         since 2003              - 2001 to Present, Senior Principal, State Street Global
Boston, MA 02111-2900                                Advisors; Managing Director, Advisor Strategies (investment
Age 39                                               management);

                                                   - 1999 to 2001, Principal, Head of Exchange Traded Funds,
                                                     Offshore Funds and SSgA Latin America; and 1993 to 1999,
                                                     Principal, Head of Asset Allocation Strategies.

J. David Griswold        - Vice President          - Director - Global Regulatory Policy and Assistant Secretary,
909 A Street               and Secretary             Frank Russell Company (institutional financial consultant);
Tacoma, WA 98402           since 1994;
Age 47                                             - Assistant Secretary and Associate General Counsel, Frank
                         - Chief Legal               Russell Investment Management Company (investment management),
                           Officer since 2003        Frank Russell Capital Inc. (investment advisor of private
                                                     equity funds), and Frank Russell Investments (Delaware), Inc.
                                                     (member of general partner of private equity funds);

                                                   - Assistant Secretary and Associate General Counsel, Russell Fund
                                                     Distributors, Inc. (mutual fund broker-dealer and underwriter);

                                                   - Director, Secretary and Associate General Counsel, Frank
                                                     Russell Securities, Inc. (institutional brokerage firm); and

                                                   - Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               -  Vice President         - 2001 to Present, Principal, SSgA Funds Management, Inc.
State Street Financial      since 2002               (investment advisor);
Center
One Lincoln Street                                 - 2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-                                    (investment management);
2900
Age 39                                             - 1992 to 2000, Vice President, State Street Corporation
                                                     (diversified financial services);

                                                   - 2000 to Present, Vice President, streetTRACKS Series Trust
                                                     (registered investment company).

Mark E. Swanson          -  Treasurer and          - Director - Investment Operations, Frank Russell Investment
909 A Street                Principal                Management Company (investment management) and Frank Russell
Tacoma, WA 98402            Accounting               Trust Company (trust company); and
Age 41                      Officer since 2000
                                                   - Treasurer and Chief Accounting Officer, Frank Russell
                                                     Investment Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -  Chief Compliance       - February 2001 to present, senior Principal, Chief Compliance
State Street Financial      Officer since 2004       and Risk Management Officer, State Street Global Advisors;
Center
One Lincoln Street                                 - 2001 to present, Chief Compliance Officer, SSgA Funds
Boston, MA 02111-                                    Management, Inc.; and
2900
Age 61                                             - September 1985 to February 2001, Managing Director, Regulatory
                                                     Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                      FISCAL 2004 TOTAL
                                                                  COMPENSATION FROM FUND AND
                                     FISCAL 2004 AGGREGATE           FUND COMPLEX PAID TO
             NAME/POSITION           COMPENSATION FROM FUND                TRUSTEES
       --------------------------------------------------------------------------------------
       Lynn L. Anderson,                      None                           None
       Chairman of the Board
       and President

       William L. Marshall,
       Trustee

       Steven J. Mastrovich,
       Trustee

       Patrick J. Riley, Trustee

       Richard D. Shirk, Trustee

       Bruce D. Taber, Trustee

       Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                              ALL REGISTERED
                                                                                           INVESTMENT COMPANIES
                                                                                          OVERSEEN BY TRUSTEES IN
                                                                                            FAMILY OF INVESTMENT
        TRUSTEE                 DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                   COMPANIES
Lynn L. Anderson,               Disciplined Equity Fund             $10,001-$50,000         $10,001-$50,000
Trustee
                                Small Cap Fund                      $10,001-$50,000

William L. Marshall,            All Funds                           $0                            $0
Trustee

Steven J. Mastrovich,           S&P 500 Index Fund                  $50,001-$100,000        $50,001-$100,000
Trustee

Patrick J. Riley, Trustee       Special Equity Fund                 $10,001-$50,000           Over $100,000

                                Aggressive Equity Fund              $10,001-$50,000

                                International Stock Selection       $50,001-$100,000
                                Fund

                                Emerging Markets Fund               $50,001-$100,000

                                Core Opportunities Fund             Over $100,000

                                Small Cap Fund                      Over $100,000

                                Disciplined Equity Fund             Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                 $10,001-$50,000         $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                    $10,001-$50,000         $50,001-$100,000

                                Disciplined Equity Fund             $10,001-$50,000

Henry W. Todd, Trustee          All Funds                           $0                            $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.


Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.


The fund accrued the following expenses to Advisor for the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004
        ------------------------



The Advisor has agreed to reimburse the fund for all expenses in excess of 1.60% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2005. This reimbursement amounted to $___ in fiscal 2004.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

The fund accrued the following expenses to Administrator for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



       2004
       -------------------------


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The fund accrued the following expenses to the Distributor for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004
        ----------------------------



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

        Advertising

        Printing

        Compensation to Dealers

        Compensation to Sales Personnel

        Other(1)

        Total

The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:
[TO BE UPDATED BY AMENDMENT]



        2004
        ----------------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The total brokerage commissions paid by the Advisor amounted to the following for the fiscal year ended August 31:

[TO BE UPDATED BY AMENDMENT]



        2004
        ----------------------------



Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:

[TO BE UPDATED BY AMENDMENT]



        2004
        ----------------------------

Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to ________% of the total. [TO BE UPDATED BY AMENDMENT]

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2004. [TO BE UPDATED BY AMENDMENT]

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                    PRINCIPAL           COMMISSIONS
                                     ($000)                ($000)
                              -----------------------------------------





                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


[TAX LOSS INFO, IF ANY, TO BE UPDATED BY AMENDMENT]

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =       a hypothetical initial payment of $1,000
                    T =       average annual total return
                    n =       number of years
                    ERV =     ending redeemable value of a hypothetical
                              $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =             a hypothetical initial payment of $1,000
                    T =             average annual total return (after taxes on
                                    distributions)
                    n =             number of years
                    ATV SUB(D) =    ending value of a hypothetical $1,000
                                    payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.





[TO BE UPDATED BY AMENDMENT]

                 AVERAGE ANNUAL TOTAL RETURNS
        -----------------------------------------------
        ONE YEAR ENDING          INCEPTION TO
        AUGUST 31, 2004          AUGUST 31, 2004(1)
        ----------------------   ----------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in

----------

(1)  Annualized. The fund commenced operations on May 21, 2004.

the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

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                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
     Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS


I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation -- committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee --




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               S&P 500 INDEX FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                     3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                                 3

   INVESTMENT STRATEGIES                                                                                         3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                          6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                         9
   INVESTMENT RESTRICTIONS                                                                                       9
   PORTFOLIO TURNOVER                                                                                           10

MANAGEMENT OF THE FUND                                                                                          11

   BOARD OF TRUSTEES AND OFFICERS                                                                               11
   COMPENSATION                                                                                                 15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003               16
   TRUSTEES AND OFFICERS OF THE MASTER FUNDS                                                                    16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                       20

INVESTMENT ADVISORY AND OTHER SERVICES                                                                          20

   ADVISOR                                                                                                      20
   ADMINISTRATOR                                                                                                21
   CUSTODIAN AND TRANSFER AGENT                                                                                 22
   DISTRIBUTOR                                                                                                  22
   CODE OF ETHICS                                                                                               23
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                     23
   INDEPENDENT ACCOUNTANTS                                                                                      25
   LEGAL COUNSEL                                                                                                25

BROKERAGE PRACTICES AND COMMISSIONS                                                                             25

PRICING OF FUND SHARES                                                                                          26

TAXES                                                                                                           27

CALCULATION OF PERFORMANCE DATA                                                                                 27

ADDITIONAL INFORMATION                                                                                          29

   SHAREHOLDER MEETINGS                                                                                         29
   CAPITALIZATION AND VOTING                                                                                    29
   FEDERAL LAW AFFECTING STATE STREET                                                                           29
   PROXY VOTING POLICY                                                                                          29
   MASSACHUSETTS BUSINESS TRUST                                                                                 29

FINANCIAL STATEMENTS                                                                                            30

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                                    31

   RATINGS OF DEBT INSTRUMENTS                                                                                  31
   RATINGS OF COMMERCIAL PAPER                                                                                  31

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                     33

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

Effective June 1, 2000, the SSgA S&P 500 Index Fund may invest substantially all of its investable assets in an investment company with substantially the same investment objectives, policies and restrictions as the fund. In this structure, the fund is a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE S&P 500(R) INDEX. The fund seeks to replicate the total return of the S&P 500 Index and invests (either on its own or as a part of a master/feeder structure) in all stocks in the Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

The ADRs chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

REAL ESTATE SECURITIES. Real estate securities are Real Estate Investment Trusts or securities of publicly traded real estate companies and real estate-related industry companies. The real estate securities chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.


OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

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WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SECURITIES LENDING. The master portfolio may participate in a securities lending program at its discretion. However, if the fund ceased to operate in the master/feeder environment, it would participate in securities lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 10 are fundamental and restrictions 11 through 13 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made.

1. The fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

2. The fund will not borrow more than 33-1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

3. With respect to 75% of its total assets, the fund will not invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment (i) the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets or (ii) the Fund holds more than 10% of the voting securities of the issuer.

4. The fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

5. The fund will not purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

6. The fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

7. The fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

8. The fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

9. The fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940
     Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10. Notwithstanding the investment policies and restrictions of the fund, the fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the fund.

11. The fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

12. The fund will not invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

13. The fund will not make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004               2003                 2002
        ---------------------------------------------------
                            12.52%               16.02%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                       NUMBER OF
                             POSITION(S) WITH SSgA                                                     PORTFOLIOS IN FUND
                             FUNDS;                                                                    COMPLEX
NAME, ADDRESS AND            LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;    OVERSEEN BY
AGE                          SERVED                    OTHER DIRECTORSHIPS HELD                        TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson             - Trustee since 1988      - Vice Chairman, Frank Russell Company          - 27
909 A Street                 - Interested Person of      (institutional financial consultant);
Tacoma, WA  98402              the SSgA Funds (as      - Chairman of the Board, Frank Russell
Age 65                         defined in the 1940       Investment Management Company (investment
                               Act) due to his           management); and Frank Russell Investment
                               employment by the         Company and Russell Investment Funds
                               parent company of the     (registered investment companies);
                               Administrator           - Chairman of the Board and Chief Executive
                             - Chairman of the Board     Officer, Russell Fund Distributors, Inc.
                               and President             (mutual fund broker-dealer and underwriter)
                             - Member, Governance        and Frank Russell Trust Company; and
                               Committee               - Director, Russell Insurance Agency, Inc.
                             - Member, Valuation         (manager of investment companies); Frank
                               Committee                 Russell Investments (UK) Limited (unit
                                                         trust management); and Frank Russell Asset
                                                         Management (Cayman) II LLC (limited
                                                         partnership investment).


INDEPENDENT TRUSTEES


                                                                                                       NUMBER OF
                             POSITION(S) WITH SSgA                                                     PORTFOLIOS IN FUND
                             FUNDS;                                                                    COMPLEX
NAME, ADDRESS AND            LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;    OVERSEEN BY
AGE                          SERVED                    OTHER DIRECTORSHIPS HELD                        TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
William L. Marshall          - Trustee since 1988      - Chief Executive Officer and President, Wm.    - 27
33 West Court Street         - Chairman, Audit           L. Marshall Associates, Inc., Wm. L.
Doylestown, PA 18901           Committee                 Marshall Companies, Inc. and the Marshall
Age 62                       - Member, Governance        Financial Group, Inc. (a registered
                               Committee                 investment advisor and provider of
                             - Member, Valuation         financial and related consulting services);
                               Committee               - Certified Financial Planner and Member,
                                                         Financial Planners Association; and
                                                       - Registered Representative and Principal for

                                                         Securities with Cambridge Investment
                                                         Research, Inc., Fairfield, Iowa.

Steven J. Mastrovich         - Trustee since 1988      - September 2000 to Present, Global Head of     - 27
623 Clapboardtree            - Member, Audit             Structured Real Estate, J.P. Morgan
Street                         Committee                 Investment Management (private real estate
Westwood, MA 02090           - Member, Governance        investment for clients primarily outside of
Age 48                         Committee                 the US to locate private real estate
                             - Member, Valuation         investments in the US);
                               Committee               - January 2000 to September 2000, Managing
                                                         Director, HSBC Securities (USA) Inc.
                                                         (banking and financial services);
                                                       - From 1998 to 2000, President, Key Global
                                                         Capital, Inc. (provider of equity and
                                                         mezzanine capital to real estate industry);
                                                       - From 1997 to 1998, Partner, Squire, Sanders
                                                         & Dempsey (law firm); and
                                                       - From 1994 to 1997, Partner, Brown, Rudnick,
                                                         Freed & Gesmer (law firm).

Patrick J. Riley             - Trustee since 1988      - 2003 to Present, Associate Justice,           - 27
One Corporate Place          - Member, Audit             Commonwealth of Massachusetts Superior
55 Ferncroft Road              Committee                 Court;
Danvers, MA 01923            - Member, Governance      - 1985 to 2002, Partner, Riley, Burke &
Age 56                         Committee                 Donahue, L.L.P. (law firm); and
                             - Member, Valuation       - Director, SSgA Cash Management Fund plc;
                               Committee                 and State Street Global Advisors Ireland,
                                                         Ltd. (investment companies).

Richard D. Shirk             - Trustee since 1988      - March 2001 to April 2002, Chairman,           - 27
1180 Brookgate Way, NE       - Member, Audit             Cerulean Companies, Inc. (holding company)
Atlanta, GA 30319-2877         Committee                 (Retired);
Age 59                       - Member, Governance      - 1996 to March 2001, President and Chief
                               Committee                 Executive Officer, Cerulean Companies, Inc.
                             - Member, Valuation         (holding company);
                               Committee               - 1992 to March 2001, President and Chief
                                                         Executive Officer, Blue Cross/Blue Shield
                                                         of Georgia (trade association for
                                                         independent Blue Cross and Blue Shield
                                                         health care plans);
                                                       - 1993 to November 2001, Chairman and Board
                                                         Member, Georgia Caring for Children
                                                         Foundation (private foundation);
                                                       - November 1998 to Present, Board Member,
                                                         Healthcare Georgia Foundation (private
                                                         foundation); and
                                                       - September 2002 to Present, Board Member,
                                                         Amerigroup Corp. (managed health care).

Bruce D. Taber               - Trustee since 1991      - Consultant, Computer Simulation, General      - 27
26 Round Top Road            - Member, Audit             Electric Industrial Control Systems
Boxford, MA 01921              Committee                 (diversified technology and services
Age 61                       - Member, Governance        company); and
                                                       - Director, SSgA Cash Management Fund plc and
                                                         State Street Global Advisors Ireland, Ltd.
                                                         (investment

                               Committee                 companies).
                             - Member, Valuation
                               Committee

Henry W. Todd                - Trustee since 1988      - Chairman, President and CEO, A.M. Todd        - 27
150 Domorah Drive            - Member, Audit             Group, Inc. (flavorings manufacturer);
Montgomeryville, PA            Committee               - President and CEO, Zink & Triest Co., Inc.
18936                        - Member, Governance        (dealer in vanilla flavoring); and
Age 57                         Committee               - Director, SSgA Cash Management Fund plc and
                             - Member, Valuation         State Street Global Advisors Ireland, Ltd.
                               Committee                 (investment companies).


PRINCIPAL OFFICERS


                             POSITION(S) WITH SSgA
                             FUNDS;
NAME, ADDRESS AND            LENGTH OF TIME
AGE                          SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites           - Principal Executive     - 2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial         Officer and Chief         advisor);
Center                         Executive Officer       - 2001 to Present, Senior Principal, State Street Global Advisors;
One Lincoln Street             since 2003                Managing Director, Advisor Strategies (investment management);
Boston, MA 02111-2900                                  - 1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore
Age 39                                                   Funds and SSgA Latin America; and
                                                       - 1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold            - Vice President and      - Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   Secretary since 1994;     Russell Company (institutional financial consultant);
Tacoma, WA 98402             - Chief Legal Officer     - Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                         since 2003                Investment Management Company (investment management), Frank
                                                         Russell Capital Inc. (investment advisor of private equity funds), and Frank Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                       - Assistant Secretary and Associate General Counsel, Russell Fund
                                                         Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                       - Director, Secretary and Associate General Counsel, Frank Russell
                                                         Securities, Inc. (institutional brokerage firm); and
                                                       - Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                   - Vice President          - 2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002                advisor);
Center                                                 - 2000 to Present, Principal, State Street Global Advisors
One Lincoln Street                                       (investment management);
Boston, MA 02111-2900                                  - 1992 to 2000, Vice President, State Street Corporation (diversified financial services);
                                                       - 2000 to Present, Vice President, streetTRACKS Series Trust
                                                         (registered

Age 39                                                   investment company).

Mark E. Swanson              - Treasurer and           - Director - Investment Operations, Frank Russell Investment
909 A Street                   Principal Accounting      Management Company (investment management) and Frank Russell Trust
Tacoma, WA 98402               Officer since 2000        Company (trust company); and
Age 41                                                 - Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                         Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini           - Chief Compliance        - February 2001 to present, Senior Principal, Chief Compliance and
State Street Financial         Officer since 2004        Risk Management Officer, State Street Global Advisors;
Center                                                 - 2001 to present, Chief Compliance Officer, SSgA Funds Management,
One Lincoln Street                                       Inc.; and
Boston, MA 02111-2900                                  - September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                   Compliance Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                 FISCAL 2004 TOTAL
                                                            COMPENSATION FROM FUND AND
                                   FISCAL 2004 AGGREGATE       FUND COMPLEX PAID TO
             NAME/POSITION         COMPENSATION FROM FUND            TRUSTEES
       -------------------------------------------------------------------------------
       Lynn L. Anderson,                      None                       None
       Chairman of the Board
       and President

       William L. Marshall,
       Trustee

       Steven J. Mastrovich,
       Trustee

       Patrick J. Riley, Trustee

       Richard D. Shirk, Trustee

       Bruce D. Taber, Trustee

       Henry W. Todd, Trustee

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                        AGGREGATE DOLLAR RANGE
                                                                                       OF EQUITY SECURITIES IN
                                                                                            ALL REGISTERED
                                                                                         INVESTMENT COMPANIES
                                                                                       OVERSEEN BY TRUSTEES IN
                                                                                         FAMILY OF INVESTMENT
           TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND            COMPANIES

Lynn L. Anderson,                  Disciplined Equity Fund         $10,001-$50,000          $10,001-$50,000
Trustee
                                   Small Cap Fund                  $10,001-$50,000

William L. Marshall,               All Funds                       $0                             $0
Trustee

Steven J. Mastrovich,              S&P 500 Index Fund              $50,001-$100,000        $50,001-$100,000
Trustee

Patrick J. Riley, Trustee          Special Equity Fund             $10,001-$50,000           Over $100,000

                                   Aggressive Equity Fund          $10,001-$50,000

                                   International Stock Selection   $50,001-$100,000
                                   Fund

                                   Emerging Markets Fund           $50,001-$100,000

                                   Core Opportunities Fund         Over $100,000

                                   Small Cap Fund                  Over $100,000

                                   Disciplined Equity Fund         Over $100,000

Richard D. Shirk, Trustee          Special Equity Fund             $10,001-$50,000          $10,001-$50,000

Bruce D. Taber, Trustee            Bond Market Fund                $10,001-$50,000         $50,001-$100,000

                                   Disciplined Equity Fund         $10,001-$50,000

Henry W. Todd, Trustee             All Funds                       $0                             $0


TRUSTEES AND OFFICERS OF THE MASTER FUNDS


The trustees of the State Street Master Funds (the Master Funds) are responsible for generally overseeing the Master Funds' business. The following table provides biographical information with respect to each trustee and officer of the Master Funds. As of September 2004, none of the trustees was considered an "interested person" of the Master Funds, as defined in the 1940 Act.

                                                                                      NUMBER OF
                                                                                      FUNDS IN FUND
                            POSITION(S)   TERM OF OFFICE                              COMPLEX         OTHER
                            HELD WITH     AND LENGTH OF      PRINCIPAL OCCUPATION     OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS, AND AGE      TRUST         TIME SERVED        DURING PAST FIVE YEARS   TRUSTEE         HELD BY TRUSTEE
----------------------      -----         -----------        ----------------------   -------         ---------------
INDEPENDENT TRUSTEES

Michael F. Holland          Trustee and   Term: Indefinite   Chairman, Holland &      14              Trustee, State
Holland & Company, LLC      Chairman of                      Company L.L.C.                           Street
375 Park Avenue             the Board     Elected: 7/99      (investment adviser)                     Institutional
New York, NY 10152                                           (1995 - present).                        Investment
                                                                                                      Trust; Director
                                                                                                      of the Holland
Age: 60                                                                                               Series Fund,
                                                                                                      Inc.; and
                                                                                                      Director, The
                                                                                                      China Fund,
                                                                                                      Inc.

William L. Boyan            Trustee       Term: Indefinite   Trustee of Old Mutual    14              Trustee, State
State Street Master Funds                                    South Africa Master                      Street
P.O. Box 5049                             Elected: 7/99      Trust (investments)                      Institutional
Boston, MA 02206                                             (1995 - present);                        Investment
                                                             Chairman emeritus,                       Trust; and
                                                             Children's Hospital                      Trustee, Old
Age: 67                                                      (1984 - present);                        Mutual South
                                                             Director, Boston Plan                    Africa Master
                                                             For Excellence                           Trust
                                                             (non-profit) (1994 -
                                                             present); President and
                                                             Chief Operations
                                                             Officer, John Hancock
                                                             Mutual Life Insurance
                                                             Company (1959 - 1999).
                                                             Mr. Boyan retired in
                                                             1999.

                                                                                      NUMBER OF
                                                                                      FUNDS IN FUND
                            POSITION(S)   TERM OF OFFICE                              COMPLEX         OTHER
                            HELD WITH     AND LENGTH OF      PRINCIPAL OCCUPATION     OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS, AND AGE      TRUST         TIME SERVED        DURING PAST FIVE YEARS   TRUSTEE         HELD BY TRUSTEE
----------------------      -----         -----------        ----------------------   -------         ---------------
Rina K. Spence              Trustee       Term: Indefinite   President of             14              Trustee, State
7 Acacia Street                                              SpenceCare                               Street
Cambridge, MA 02138                       Elected: 7/99      International LLC                        Institutional
                                                             (1998 - present);                        Investment
                                                             Member of the Advisory                   Trust;
Age: 56                                                      Board, Ingenium Corp.                    Director of
                                                             (technology company)                     Berkshire Life
                                                             (2001 - present);                        Insurance
                                                             Chief Executive                          Company of
                                                             Officer, IEmily.com                      America; and
                                                             (internet company)                       Director,
                                                             (2000 - 2001); Chief                     IEmily.com
                                                             Executive Officer of
                                                             Consensus
                                                             Pharmaceutical, Inc.
                                                             (1998 - 1999);
                                                             Founder, President and
                                                             Chief Executive
                                                             Officer of Spence
                                                             Center for Women's
                                                             Health (1994 - 1998);
                                                             Trustee, Eastern
                                                             Enterprise (utilities)
                                                             (1988 - 2000).

Douglas T. Williams         Trustee       Term: Indefinite   Executive Vice           14              Trustee, State
State Street Master Funds                                    President of Chase                       Street
P.O. Box 5049                             Elected: 7/99      Manhattan Bank (1987 -                   Institutional
Boston, MA 02206                                             1999).  Mr. Williams                     Investment
                                                             retired in 1999.                         Trust

Age: 63



OFFICERS:

Donald A. Gignac            President     Term: Indefinite   Senior Vice President    ------          ------
State Street Bank and                                        of State Street Bank
Trust Company                             Elected: 8/03      and Trust Company
2 Avenue de Lafayette                                        (2002 - present); Vice
Boston, MA 02111                                             President of State
                                                             Street Bank and Trust
                                                             Company (1993 to
Age: 39                                                      2002).

Karen Gillogly              Treasurer     Term: Indefinite   Vice President of State  ------          ------
State Street Bank and                                        Street Bank and Trust
Trust Company                             Elected: 9/03      Company (1999 -
One Federal Street                                           present); Audit Senior
Boston, MA 02110                                             Manager, Ernst & Young
                                                             LLP (1998-1999).

Age: 38

Julie A. Tedesco            Secretary     Term: Indefinite   Vice President and       ------          ------
State Street Bank and                                        Counsel of State
Trust Company                             Elected: 5/00      Street Bank and Trust
One Federal Street                                           Company (2000 -
Boston, MA 02110                                             present); Counsel of
                                                             First Data Investor
                                                             Services Group, Inc.,
Age: 47                                                      (1994 - 2000).

Peter A. Ambrosini          Chief         Term: Indefinite   Senior Principal,        ------          ------
State Street Financial      Compliance                       Chief Compliance and
Center                      Office        Elected: 5/04      Risk Management
One Lincoln Street                                           Officer of State
Boston, MA 02110                                             Street Global Advisors
                                                             (2001 - present);
                                                             Chief Compliance
Age: 61                                                      Office, SSgA Funds
                                                             Management, Inc. (2001
                                                             - present); and
                                                             Managing Director,
                                                             Regulatory Compliance
                                                             Consulting Group of
                                                             PricewaterhouseCoopers
                                                             LLP (1985 - 2001).

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund currently invests all of its assets in a related portfolio that has the same investment objectives and substantially the same investment policies as the fund. As long as the fund remains completely invested in a portfolio (or any other investment company), the Advisor is not entitled to receive any investment advisory fee with respect to the fund. The fund may withdraw its investment from the related portfolio at any time if the Investment Company's Board of Trustees determines that it is in the best interests of the fund and its shareholders to do so. The Investment Company has retained the adviser as investment advisor to manage the fund's assets in the event that the fund withdraws its investment from its related portfolio.

The Advisor is also the investment adviser to each of the related portfolios pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between the Advisor and State Street Master Funds, on behalf of the portfolios. The Advisor receives an investment advisory fee with respect to each related portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Investment Company on behalf of the fund and the Advisor. The fund that invests in a related portfolio bears a proportionate part of the management fees paid by the portfolio (based on the percentage of the portfolio's assets attributable to the fund).


APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004               2003                 2002
        ---------------------------------------------------
                           $ 376,968            $ 623,688


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. State Street is paid a $15,000 per year flat fee for custody and account services with respect to feeder funds. These services include but are not limited to: record, process, and validate all cash activity, including all interactions with the Master Fund; record and process shareholder and expense activity; maintain investment ledgers, income reports, and prepare daily trial balance report; ensure allocated Master Fund activity is properly reflected on the fund's general ledger; and calculate daily net asset value and report to key constituent base. State Street is reimbursed for out-of-pocket expenses at cost. These include but are not limited to postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.


For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.75 closed account fee; fund minimum per portfolio $24,648; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation.

Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


        2002
        ---------
        $ 371,735



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004               2003                 2002
        ---------------------------------------------------
                           $ 451,094            $ 251,953



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

        Advertising
        Printing
        Compensation to Dealers
        Compensation to Sales Personnel
        Other(1)
        Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004               2003                 2002
        ---------------------------------------------------
                           $ 406,294            $ 500,598


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT]


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =    a hypothetical initial payment of $1,000
                    T =    average annual total return
                    n =    number of years
                    ERV =  ending redeemable value of a hypothetical
                           $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =           a hypothetical initial payment of $1,000
                    T =           average annual total return (after taxes on
                                  distributions)
                    n =           number of years
                    ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


                            AVERAGE ANNUAL TOTAL RETURN
        -------------------------------------------------------------------
        ONE YEAR ENDED             FIVE YEARS ENDED      TEN YEARS ENDED
        AUGUST 31, 2004            AUGUST 31, 2004       AUGUST 31, 2004(1)
        -------------------------------------------------------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

----------

(1)  The fund commenced operations on December 30, 1992.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -   Leading market positions in well-established industries.

        -   High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.



        - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
        -   Approval of auditors
        -   Directors' and auditors' compensation
        -   Directors' liability and indemnification
        -   Discharge of board members and auditors
        -   Financial statements and allocation of income
        - Dividend payouts that are greater than or equal to country and industry standards
        -   Authorization of share repurchase programs
        -   General updating of or corrective amendments to charter
        -   Change in Corporation Name
        -   Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
        - Capitalization changes which eliminate other classes of stock and voting rights
        - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
        - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
        -   Elimination of "poison pill" rights
        - Stock purchase plans with an exercise price of not less that 85% of fair market value
        -   Stock option plans which are incentive based and not excessive
        -   Other stock-based plans which are appropriately structured
        -   Reductions in super-majority vote requirements
        -   Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
        - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
        - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
        - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
        - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
        -   Elimination of Shareholders' Right to Call Special Meetings
        -   Establishment of classified boards of directors
        - Reincorporation in a state which has more stringent anti-takeover and related provisions
        - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

        -   Excessive compensation
        - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
        -   Adjournment of Meeting to Solicit Additional Votes
        - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
        - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
        -   Requirements that auditors attend the annual meeting of shareholders
        -   Establishment of an annual election of the board of directors
        - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
        - Mandates that amendments to bylaws or charters have shareholder approval
        -   Mandates that shareholder-rights plans be put to a vote or repealed
        -   Establishment of confidential voting
        - Expansions to reporting of financial or compensation-related information, within reason
        -   Repeals of various anti-takeover related provisions
        -   Reduction or elimination of super-majority vote requirements
        -   Repeals or prohibitions of "greenmail" provisions
        -   "Opting-out" of business combination provisions
        - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
        -   Limits to tenure of directors
        - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
        -   Restoration of cumulative voting in the election of directors
        - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
        - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
        - Proposals which require inappropriate endorsements or corporate actions
        - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
        - Proposal asking companies to adopt full tenure holding periods for their executives.
        - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation -- committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               SPECIAL EQUITY FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                           3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                       3

   INVESTMENT STRATEGIES                                                                               3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                               9
   INVESTMENT RESTRICTIONS                                                                             9
   TEMPORARY DEFENSIVE POSITION                                                                       10
   PORTFOLIO TURNOVER                                                                                 10

MANAGEMENT OF THE FUND                                                                                11

   BOARD OF TRUSTEES AND OFFICERS                                                                     11
   COMPENSATION                                                                                       15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003     16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                             17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                17

   ADVISOR                                                                                            17
   ADMINISTRATOR                                                                                      18
   CUSTODIAN AND TRANSFER AGENT                                                                       19
   DISTRIBUTOR                                                                                        20
   CODE OF ETHICS                                                                                     20
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                           20
   INDEPENDENT ACCOUNTANTS                                                                            22
   LEGAL COUNSEL                                                                                      22

BROKERAGE PRACTICES AND COMMISSIONS                                                                   22

PRICING OF FUND SHARES                                                                                24

TAXES                                                                                                 25

CALCULATION OF PERFORMANCE DATA                                                                       26

ADDITIONAL INFORMATION                                                                                27

   SHAREHOLDER MEETINGS                                                                               27
   CAPITALIZATION AND VOTING                                                                          27
   FEDERAL LAW AFFECTING STATE STREET                                                                 27
   PROXY VOTING POLICY                                                                                27
   MASSACHUSETTS BUSINESS TRUST                                                                       27

FINANCIAL STATEMENTS                                                                                  28

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                          29

   RATINGS OF DEBT INSTRUMENTS                                                                        29
   RATINGS OF COMMERCIAL PAPER                                                                        29

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                           31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

RUSSELL 2500(TM) INDEX. The fund will measure its performance against the Russell 2500 Index (the Index). The Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. The average market capitalization was approximately $742.7 million; the median market capitalization is approximately $463.3 million and a total market capitalization range of approximately $3.1 billion to $116.6 million.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities

(including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US

Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

FOREIGN INVESTMENTS. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because some of the fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental and restrictions 9 through 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

With respect to the industry concentration outlined in the Prospectus, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



          2004          2003          2002
          ----------------------------------
                       40.68%        61.57%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                        NUMBER OF
                         POSITION(S) WITH SSgA                                                          PORTFOLIOS IN FUND
                         FUNDS;                                                                         COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;            OVERSEEN BY
AGE                      SERVED                 OTHER DIRECTORSHIPS HELD                                TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson         -  Trustee since 1988  -  Vice Chairman, Frank Russell Company                 -  27
909 A Street             -  Interested Person      (institutional financial consultant);
Tacoma, WA 98402            of the SSgA Funds   -  Chairman of the Board, Frank Russell Investment
Age 65                      (as defined in         Management Company (investment management); and
                            the 1940 Act) due      Frank Russell Investment Company and Russell
                            to his employment      Investment Funds (registered investment companies);
                            by the parent       -  Chairman of the Board and Chief Executive Officer,
                            company of the         Russell Fund Distributors, Inc. (mutual fund
                            Administrator          broker-dealer and underwriter) and Frank Russell
                         -  Chairman of the        Trust Company; and
                            Board and           -  Director, Russell Insurance Agency, Inc. (manager
                            President              of investment companies); Frank Russell
                         -  Member,                Investments (UK) Limited (unit trust management);
                            Governance             and Frank Russell Asset Management (Cayman) II LLC
                            Committee              (limited partnership investment).
                         -  Member, Valuation
                            Committee


INDEPENDENT TRUSTEES

                                                                                                        NUMBER OF
                         POSITION(S) WITH SSgA                                                          PORTFOLIOS IN FUND
                         FUNDS;                                                                         COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;            OVERSEEN BY
AGE                      SERVED                 OTHER DIRECTORSHIPS HELD                                TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
William L. Marshall      -  Trustee since 1988  -  Chief Executive Officer and President, Wm. L.        -  27
33 West Court Street     -  Chairman, Audit        Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901        Committee              Companies, Inc. and the Marshall Financial Group,
Age 62                   -  Member,                Inc. (a registered investment advisor and provider
                            Governance             of financial and related consulting services);
                            Committee           -  Certified Financial Planner and Member, Financial
                         -  Member, Valuation      Planners Association; and
                            Committee           -  Registered Representative and Principal for
                                                   Securities with Cambridge Investment Research,
                                                   Inc., Fairfield, Iowa.

Steven J. Mastrovich     -  Trustee since 1988  -  September 2000 to Present, Global Head of            -  27
623 Clapboardtree        -  Member, Audit          Structured Real Estate, J.P. Morgan Investment
Street                      Committee              Management (private real estate investment for
Westwood, MA 02090       -  Member,                clients primarily outside of the US to locate
Age 48                      Governance             private real estate investments in the US);
                            Committee           -  January 2000 to September 2000, Managing Director,
                         -  Member, Valuation      HSBC Securities (USA) Inc. (banking and financial
                            Committee              services);
                                                -  From 1998 to 2000, President, Key Global Capital,
                                                   Inc. (provider of equity and mezzanine capital to
                                                   real estate industry);
                                                -  From 1997 to 1998, Partner, Squire, Sanders &
                                                   Dempsey (law firm); and
                                                -  From 1994 to 1997, Partner, Brown, Rudnick,
                                                   Freed & Gesmer (law firm).

Patrick J. Riley         -  Trustee since 1988  -  2003 to Present, Associate Justice, Commonwealth     -  27
One Corporate Place      -  Member, Audit          of Massachusetts Superior Court;
55 Ferncroft Road           Committee           -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923        -  Member,                L.L.P. (law firm); and
Age 56                      Governance          -  Director, SSgA Cash Management Fund plc; and State
                            Committee              Street Global Advisors Ireland, Ltd. (investment
                         -  Member, Valuation      companies).
                            Committee

Richard D. Shirk         -  Trustee since 1988  -  March 2001 to April 2002, Chairman, Cerulean         -  27
1180 Brookgate Way, NE   -  Member, Audit          Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877      Committee           -  1996 to March 2001, President and Chief Executive
Age 59                   -  Member,                Officer, Cerulean Companies, Inc. (holding
                            Governance             company);
                            Committee           -  1992 to March 2001, President and Chief Executive
                         -  Member, Valuation      Officer, Blue Cross/Blue Shield of Georgia (trade
                            Committee              association for independent Blue Cross and Blue
                                                   Shield health care plans);
                                                -  1993 to November 2001, Chairman and Board Member,
                                                   Georgia Caring for Children Foundation (private
                                                   foundation);
                                                -  November 1998 to Present, Board Member, Healthcare
                                                   Georgia Foundation (private

                                                   foundation); and
                                                -  September 2002 to Present, Board Member,
                                                   Amerigroup Corp. (managed health care).

Bruce D. Taber           -  Trustee since 1991  -  Consultant, Computer Simulation, General Electric    -  27
26 Round Top Road        -  Member, Audit          Industrial Control Systems (diversified technology
Boxford, MA 01921           Committee              and services company); and
Age 61                   -  Member,             -  Director, SSgA Cash Management Fund plc and State
                            Governance             Street Global Advisors Ireland, Ltd. (investment
                            Committee              companies).
                         -  Member, Valuation
                            Committee

Henry W. Todd            -  Trustee since 1988  -  Chairman, President and CEO, A.M. Todd Group, Inc.   -  27
150 Domorah Drive        -  Member, Audit          (flavorings manufacturer);
Montgomeryville,            Committee           -  President and CEO, Zink & Triest Co., Inc. (dealer
PA 18936                 -  Member,                in vanilla flavoring); and
Age 57                      Governance          -  Director, SSgA Cash Management Fund plc and State
                            Committee              Street Global Advisors Ireland, Ltd. (investment
                         -  Member, Valuation      companies).
                            Committee


PRINCIPAL OFFICERS


                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites       -  Principal           -  2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial      Executive Officer      advisor);
Center                      and Chief           -  2001 to Present, Senior Principal, State Street Global Advisors;
One Lincoln Street          Executive Officer      Managing Director, Advisor Strategies (investment management);
Boston, MA 02111-2900       since 2003          -  1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                             and SSgA Latin America; and
                                                -  1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold        -  Vice President      -  Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                and Secretary          Russell Company (institutional financial consultant);
Tacoma, WA 98402            since 1994;         -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                   -  Chief Legal            Investment Management Company (investment management), Frank Russell
                            Officer since 2003     Capital Inc. (investment advisor of private equity funds), and Frank
                                                   Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                   Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                -  Director, Secretary and Associate General Counsel, Frank Russell
                                                   Securities, Inc. (institutional brokerage firm); and
                                                -  Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               -  Vice President      -  2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial      since 2002             advisor);
Center                                          -  2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                 management);
Boston, MA 02111-2900                           -  1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                             financial services);
                                                -  2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson          -  Treasurer and       -  Director - Investment Operations, Frank Russell Investment Management
909 A Street                Principal              Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402            Accounting             company); and
Age 41                      Officer since 2000  -  Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                   Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -  Chief Compliance    -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial      Officer since 2004     Management Officer, State Street Global Advisors;
Center                                          -  2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                 and
Boston, MA 02111-2900                           -  September 1985 to February 2001, Managing Director, Regulatory
Age 61                                             Compliance Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                FISCAL 2004 TOTAL
                                                            COMPENSATION FROM FUND AND
                                    FISCAL 2004 AGGREGATE      FUND COMPLEX PAID TO
             NAME/POSITION          COMPENSATION FROM FUND           TRUSTEES
     ---------------------------------------------------------------------------------
     Lynn L. Anderson,                       None                      None
     Chairman of the Board
     and President

     William L. Marshall,
     Trustee

     Steven J. Mastrovich,
     Trustee

     Patrick J. Riley,
     Trustee

     Richard D. Shirk,
     Trustee

     Bruce D. Taber,
     Trustee

     Henry W. Todd,
     Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                              AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY SECURITIES IN
                                                                                                  ALL REGISTERED
                                                                                              INVESTMENT COMPANIES
                                                                                             OVERSEEN BY TRUSTEES IN
                                                                                               FAMILY OF INVESTMENT
         TRUSTEE                        DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND              COMPANIES
Lynn L. Anderson, Trustee            Disciplined Equity Fund             $10,001-$50,000         $10,001-$50,000
                                     Small Cap Fund                      $10,001-$50,000

William L. Marshall, Trustee         All Funds                           $0                             $0

Steven J. Mastrovich, Trustee        S&P 500 Index Fund                  $50,001-$100,000       $50,001-$100,000

Patrick J. Riley, Trustee            Special Equity Fund                 $10,001-$50,000          Over $100,000
                                     Aggressive Equity Fund              $10,001-$50,000
                                     International Stock Selection Fund  $50,001-$100,000
                                     Emerging Markets Fund               $50,001-$100,000
                                     Core Opportunities Fund             Over $100,000
                                     Small Cap Fund                      Over $100,000
                                     Disciplined Equity Fund             Over $100,000

Richard D. Shirk, Trustee            Special Equity Fund                 $10,001-$50,000         $10,001-$50,000

Bruce D. Taber, Trustee              Bond Market Fund                    $10,001-$50,000         $50,001-$100,000
                                     Disciplined Equity Fund             $10,001-$50,000

Henry W. Todd, Trustee               All Funds                           $0                            $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



          2004         2003          2002
          --------------------------------------
                       $ 242,086     $ 375,161



Through December 31, 2005, the Advisor contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets, which amounted to the following for the fiscal years ending August 31:



          2004         2003          2002
          -------------------------------------
                       $ 101,510     $ 41,611

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



          2004         2003          2002
          -------------------------------------
                       $ 40,913      $ 48,353


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

          2002
          ---------------------
          $ 14,702



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



          2004         2003          2002
          -------------------------------------
                       $ 15,417      $ 11,986



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

          Advertising

          Printing

          Compensation to Dealers

          Compensation to Sales Personnel

          Other(1)

          Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]


          2003         2002          2001
          -----------------------------------
          $ 8,070      $ 12,505      $ 16,879

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


 LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



          2004         2003          2002
          ------------------------------------
                       $ 75,925      $ 73,277



Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



          2004         2003          2002
          ------------------------------------
                       $ 564         $ 5,800



Relating to the total brokerage commissions paid by the Advisor for fiscal 2004, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to _____ of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ______% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                PRINCIPAL     COMMISSIONS
                                 ($000)          ($000)
                             -------------------------------



                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


At August 31, 2004, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT]


The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =    a hypothetical initial payment of $1,000
                    T =    average annual total return
                    n =    number of years
                    ERV =  ending redeemable value of a hypothetical
                           $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =           a hypothetical initial payment of $1,000
                    T =           average annual total return (after taxes on
                                  distributions)
                    n =           number of years
                    ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


                           AVERAGE ANNUAL TOTAL RETURN
          --------------------------------------------------------
          ONE YEAR ENDED    FIVE YEARS ENDING   INCEPTION TO
          AUGUST 31, 2004   AUGUST 31, 2004     AUGUST 31, 2004(1)
          --------------------------------------------------------



--------

(1) Annualized. The fund commenced operations on May 1, 1998.

                            ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -  Leading market positions in well-established industries.

               -  High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)  provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)  matches proxies received with holdings as of record date;

     5)  reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)  documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




        - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
        -   Approval of auditors
        -   Directors' and auditors' compensation
        -   Directors' liability and indemnification
        -   Discharge of board members and auditors
        -   Financial statements and allocation of income
        - Dividend payouts that are greater than or equal to country and industry standards
        -   Authorization of share repurchase programs
        -   General updating of or corrective amendments to charter
        -   Change in Corporation Name
        -   Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
        - Capitalization changes which eliminate other classes of stock and voting rights
        - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
        - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
        -   Elimination of "poison pill" rights
        - Stock purchase plans with an exercise price of not less that 85% of fair market value
        -   Stock option plans which are incentive based and not excessive
        -   Other stock-based plans which are appropriately structured
        -   Reductions in super-majority vote requirements
        -   Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
        - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
        - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
        - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
        - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
        -   Elimination of Shareholders' Right to Call Special Meetings
        -   Establishment of classified boards of directors
        - Reincorporation in a state which has more stringent anti-takeover and related provisions
        - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

        -   Excessive compensation
        - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
        -   Adjournment of Meeting to Solicit Additional Votes
        - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
        - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
        -   Requirements that auditors attend the annual meeting of shareholders
        -   Establishment of an annual election of the board of directors
        - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
        - Mandates that amendments to bylaws or charters have shareholder approval
        -   Mandates that shareholder-rights plans be put to a vote or repealed
        -   Establishment of confidential voting
        - Expansions to reporting of financial or compensation-related information, within reason
        -   Repeals of various anti-takeover related provisions
        -   Reduction or elimination of super-majority vote requirements
        -   Repeals or prohibitions of "greenmail" provisions
        -   "Opting-out" of business combination provisions
        - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
        -   Limits to tenure of directors
        - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
        -   Restoration of cumulative voting in the election of directors
        - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
        - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
        - Proposals which require inappropriate endorsements or corporate actions
        - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
        - Proposal asking companies to adopt full tenure holding periods for their executives.
        - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
        1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

        2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

        3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

        4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

        5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           TAX FREE MONEY MARKET FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                   3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                               3

   INVESTMENT STRATEGIES                                                                                       3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                       8
   INVESTMENT RESTRICTIONS                                                                                     8

MANAGEMENT OF THE FUND                                                                                         9

   BOARD OF TRUSTEES AND OFFICERS                                                                              9
   COMPENSATION                                                                                               13
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003             14
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                     15

INVESTMENT ADVISORY AND OTHER SERVICES                                                                        15

   ADVISOR                                                                                                    15
   ADMINISTRATOR                                                                                              16
   CUSTODIAN AND TRANSFER AGENT                                                                               17
   DISTRIBUTOR                                                                                                18
   CODE OF ETHICS                                                                                             18
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                   18
   INDEPENDENT ACCOUNTANTS                                                                                    21
   LEGAL COUNSEL                                                                                              21

BROKERAGE PRACTICES AND COMMISSIONS                                                                           21

PRICING OF FUND SHARES                                                                                        22

TAXES                                                                                                         23

CALCULATION OF PERFORMANCE DATA                                                                               24

ADDITIONAL INFORMATION                                                                                        25

   SHAREHOLDER MEETINGS                                                                                       25
   CAPITALIZATION AND VOTING                                                                                  25
   FEDERAL LAW AFFECTING STATE STREET                                                                         25
   PROXY VOTING POLICY                                                                                        26
   MASSACHUSETTS BUSINESS TRUST                                                                               26

FINANCIAL STATEMENTS                                                                                          26

APPENDIX-DESCRIPTION OF SECURITIES RATINGS                                                                    27

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                   30

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of US Government Securities. These payments have been "pre-refunded" using the escrow fund.

INSURED MUNICIPAL SECURITIES. Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a fund to receive only the face or par value of the securities held by the fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a fund's shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Advisor selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Advisor's objective is to have an enhancement that provides additional liquidity to insulate against volatility in changing markets.

MUNICIPAL SECURITIES. Municipal securities purchased by the fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

Municipal securities are issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Advisor reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a fund's ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will re evaluate the fund's investment objective and may submit possible changes in the structure of the fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

The fund's policy to invest in municipal debt obligations will subject the fund to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the fund were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the fund's Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

MUNICIPAL LEASES. The fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the fund's interest, plus accrued interest.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

Whether a municipal lease agreement will be considered illiquid for the purpose of the fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

RISKS OF MUNICIPAL OBLIGATIONS. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a fund's ability to acquire and dispose of municipal securities at desirable yield and price levels.

Concentration of a fund's investments in these municipal obligations will subject the fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks,

Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

STANDBY COMMITMENTS. The fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The fund will limit standby commitment transactions to institutions which the Advisor believes present minimal credit risk.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, which can only be changed with a vote of a majority of the fund's shareholders. Each investment restriction applies at the time an investment is made. The fund will not:

   1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

   2. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (1) above.

   3. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

   4. Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

   5. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

   6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

   7. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

   8. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, provided however, that the fund may purchase securities that provide the fund the right to put the securities back to the issuer or a third party.

   9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

   10. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

   11. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   12.  Purchase or sell commodities or commodity futures contracts.

In addition, the fund has adopted the following non-fundamental investment restrictions. These restrictions can be changed by a vote of a majority of the fund's Board of Trustees. The fund will not:

   1. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the fund's total assets would be invested in such securities.

   2. Make investments for the purpose of gaining control of an issuer's management.

   3. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration, participation interests (including municipal leases) and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market.

   4. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits;
   (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors;
   (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                                NUMBER OF
                         POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN FUND
                         FUNDS;                                                                                 COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                      SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson         -    Trustee since 1988   -    Vice Chairman, Frank Russell Company                    -   27
909 A Street             -    Interested Person         (institutional financial consultant);
Tacoma, WA 98402              of the SSgA Funds    -    Chairman of the Board, Frank Russell Investment
Age 65                        (as defined in            Management Company (investment management); and
                              the 1940 Act) due         Frank Russell Investment Company and Russell
                              to his employment         Investment Funds (registered investment companies);
                              by the parent        -    Chairman of the Board and Chief Executive Officer,
                              company of the            Russell Fund Distributors, Inc. (mutual fund
                              Administrator             broker-dealer and underwriter) and Frank Russell
                         -    Chairman of the           Trust Company; and
                              Board and            -    Director, Russell Insurance Agency, Inc. (manager
                              President                 of investment companies); Frank Russell
                         -    Member,                   Investments (UK) Limited (unit trust management);
                              Governance                and Frank Russell Asset Management (Cayman) II LLC
                              Committee                 (limited partnership investment).
                         -    Member, Valuation
                              Committee

INDEPENDENT TRUSTEES


                                                                                                                NUMBER OF
                         POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN FUND
                         FUNDS;                                                                                 COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                      SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
William L. Marshall      -    Trustee since 1988   -    Chief Executive Officer and President, Wm. L.           -    27
33 West Court Street     -    Chairman, Audit           Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901          Committee                 Companies, Inc. and the Marshall Financial Group,
Age 62                   -    Member,                   Inc. (a registered investment advisor and provider
                              Governance                of financial and related consulting services);
                              Committee            -    Certified Financial Planner and Member, Financial
                         -    Member, Valuation         Planners Association; and
                              Committee            -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich     -    Trustee since 1988   -    September 2000 to Present, Global Head of               -    27
623 Clapboardtree        -    Member, Audit             Structured Real Estate, J.P. Morgan Investment
Street                        Committee                 Management (private real estate investment for
Westwood, MA 02090       -    Member,                   clients primarily outside of the US to locate
Age 48                        Governance                private real estate investments in the US);
                              Committee            -    January 2000 to September 2000, Managing Director,
                         -    Member, Valuation         HSBC Securities (USA) Inc. (banking and financial
                              Committee                 services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley         -    Trustee since 1988   -    2003 to Present, Associate Justice, Commonwealth        -    27
One Corporate Place      -    Member, Audit             of Massachusetts Superior Court;
55 Ferncroft Road             Committee            -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923        -    Member,                   L.L.P. (law firm); and
Age 56                        Governance           -    Director, SSgA Cash Management Fund plc; and State
                              Committee                 Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation         companies).
                              Committee

Richard D. Shirk         -    Trustee since 1988   -    March 2001 to April 2002, Chairman, Cerulean            -    27
1180 Brookgate Way, NE   -    Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877        Committee            -    1996 to March 2001, President and Chief Executive
Age 59                   -    Member,                   Officer, Cerulean Companies, Inc. (holding
                              Governance                company);
                              Committee            -    1992 to March 2001, President and Chief Executive

                         -    Member, Valuation         Officer, Blue Cross/Blue Shield of Georgia (trade
                              Committee                 association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber           -    Trustee since 1991   -    Consultant, Computer Simulation, General Electric       -    27
26 Round Top Road        -    Member, Audit             Industrial Control Systems (diversified technology
Boxford, MA 01921             Committee                 and services company); and
Age 61                   -    Member,              -    Director, SSgA Cash Management Fund plc and State
                              Governance                Street Global Advisors Ireland, Ltd. (investment
                              Committee                 companies).
                         -    Member, Valuation
                              Committee

Henry W. Todd            -    Trustee since 1988   -    Chairman, President and CEO, A.M. Todd Group, Inc.      -    27
150 Domorah Drive        -    Member, Audit             (flavorings manufacturer);
Montgomeryville, PA           Committee            -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                    -    Member,                   in vanilla flavoring); and
Age 57                        Governance           -    Director, SSgA Cash Management Fund plc and State
                              Committee                 Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation         companies).
                              Committee


PRINCIPAL OFFICERS



                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites       -    Principal            -    2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial        Executive Officer         advisor);
Center                        and Chief            -    2001 to Present, Senior Principal, State Street Global Advisors;
One Lincoln Street            Executive Officer         Managing Director, Advisor Strategies (investment management);
Boston, MA  02111-2900        since 2003           -    1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                                  and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold        -    Vice President       -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                  and Secretary             Russell Company (institutional financial consultant);
Tacoma, WA 98402              since 1994;          -    Assistant Secretary and Associate General Counsel, Frank Russell
                         -    Chief Legal               Investment Management Company (investment management), Frank

Age 47                        Officer since 2003        Russell Capital Inc. (investment advisor of private equity funds), and
                                                        Frank Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -    Assistant Secretary and Associate General Counsel, Russell Fund
                                                        Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell
                                                        Canada Limited/Limitee
                                                        (institutional financial
                                                        consultant).

James Ross               -    Vice President       -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial        since 2002                advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson          -    Treasurer and        -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                  Principal                 Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402              Accounting                company); and
Age 41                        Officer since 2000   -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -    Chief Compliance     -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial        Officer since 2004        Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]

                                                                  FISCAL 2004 TOTAL
                                                              COMPENSATION FROM FUND AND
             NAME/POSITION           FISCAL 2004 AGGREGATE       FUND COMPLEX PAID TO
                                     COMPENSATION FROM FUND            TRUSTEES
     -----------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman                 None                       None
     of the Board and President

     William L. Marshall, Trustee

     Steven J. Mastrovich, Trustee

     Patrick J. Riley, Trustee

     Richard D. Shirk, Trustee

     Bruce D. Taber, Trustee

     Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                   AGGREGATE DOLLAR RANGE
                                                                                  OF EQUITY SECURITIES IN
                                                                                       ALL REGISTERED
                                                                                    INVESTMENT COMPANIES
                                                                                  OVERSEEN BY TRUSTEES IN
                                                                                    FAMILY OF INVESTMENT
TRUSTEE                         DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND            COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund         $10,001-$50,000        $10,001-$50,000

                                Small Cap Fund                  $10,001-$50,000

William L. Marshall, Trustee    All Funds                       $0                           $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund              $50,001-$100,000      $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund             $10,001-$50,000         Over $100,000

                                Aggressive Equity Fund          $10,001-$50,000

                                International Stock Selection   $50,001-$100,000
                                Fund

                                Emerging Markets Fund           $50,001-$100,000

                                Core Opportunities Fund         Over $100,000

                                Small Cap Fund                  Over $100,000

                                Disciplined Equity Fund         Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund             $10,001-$50,000        $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                $10,001-$50,000       $50,001-$100,000

                                Disciplined Equity Fund         $10,001-$50,000

Henry W. Todd, Trustee          All Funds                       $0                           $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]

-





                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]

     2004               2003                    2002
     -------------------------------------------------------
                        $  1,182,104            $  1,446,730



Through December 31, 2005, the Advisor has contractually agreed to reimburse the Active REIT Fund to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis, which amounted to the following for the fiscal years ended August 31:



     2004               2003                    2002
     -------------------------------------------------------
                        $  0                    $  0



APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004               2003                    2002
     -----------------------------------------------------
                        $  176,375              $  180,069


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


        2002
        ----------------------
        $   224,014



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004               2003                    2002
        -----------------------------------------------------
                           $  479,077              $  208,510



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

        Advertising
        Printing
        Compensation to Dealers
        Compensation to Sales Personnel
        Other(1)
        Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004               2003                    2002
        -----------------------------------------------------
                           $  118,210              $  144,673


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]

                                    PRINCIPAL
                                     ($000)
                            ------------------------




The Tax Free Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share twice each business day at 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

TAX EXEMPT INCOME. Dividends paid by the fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the fund intends to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from the fund under local and state income tax laws may differ from the treatment thereof under the Code.

If shares of the fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the fund's tax-exempt interest was attributable to those bonds.

The fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the fund still are tax-exempt to the extent described in the fund's Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

If the fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the fund's shareholders as ordinary income to the extent of the fund's earnings and profits. Moreover, if the fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of the fund.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

Depending upon the extent of the fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)(TO THE POWER OF n) = ERV

     where:  P =     a hypothetical initial payment of $1,000
             T =     average annual total return
             n =     number of years
             ERV=    ending redeemable value of a $1,000 payment made at the
                       beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1


The following are the current and effective yields for the fund for the seven-day period ended August 31, 2004:



                                        7-DAY
     ----------------------------------------
     Current Yield
     Effective Yield


The fund may also, from to time to time, utilize tax-equivalent yields. The tax-equivalent yield is calculated by dividing that portion of the fund's yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the fund's yield, if any (as calculated above) that is generated by taxable income and gains. The fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

The following are the current and effective tax equivalent yields based on a tax rate of _____% for the seven-day period ended August 31, 2004:



                                        7-DAY
     ----------------------------------------
     Tax Equivalent Current Yield
     Tax Equivalent Effective Yield


The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX-DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS AND MUNICIPAL SECURITIES

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

RATINGS OF TAX-EXEMPT NOTES AND SHORT-TERM MUNICIPAL LOANS

MOODY'S: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG").

MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from superior liquidity support or established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

S&P:

SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

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A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

F-1 -- The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

F-2 -- F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

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




VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value - Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
   - Against offers when there are prospects for an enhanced bid or other bidders
   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           TUCKERMAN ACTIVE REIT FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                            3

   INVESTMENT STRATEGIES                                                                                    3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                     5
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                    8
   INVESTMENT RESTRICTIONS                                                                                  8
   TEMPORARY DEFENSIVE POSITION                                                                             9
   PORTFOLIO TURNOVER                                                                                       9

MANAGEMENT OF THE FUND                                                                                     10

   BOARD OF TRUSTEES AND OFFICERS                                                                          10
   COMPENSATION                                                                                            14
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003          15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                  16

INVESTMENT ADVISORY AND OTHER SERVICES                                                                     16

   ADVISOR                                                                                                 16
   ADMINISTRATOR                                                                                           18
   CUSTODIAN AND TRANSFER AGENT                                                                            19
   DISTRIBUTOR                                                                                             19
   CODE OF ETHICS                                                                                          19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                20
   INDEPENDENT ACCOUNTANTS                                                                                 22
   LEGAL COUNSEL                                                                                           22

BROKERAGE PRACTICES AND COMMISSIONS                                                                        22

PRICING OF FUND SHARES                                                                                     24

TAXES                                                                                                      24

CALCULATION OF PERFORMANCE DATA                                                                            25

ADDITIONAL INFORMATION                                                                                     26

   SHAREHOLDER MEETINGS                                                                                    26
   CAPITALIZATION AND VOTING                                                                               26
   FEDERAL LAW AFFECTING STATE STREET                                                                      26
   PROXY VOTING POLICY                                                                                     27
   MASSACHUSETTS BUSINESS TRUST                                                                            27

FINANCIAL STATEMENTS                                                                                       27

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                                28

   RATINGS OF DEBT INSTRUMENTS                                                                             28
   RATINGS OF COMMERCIAL PAPER                                                                             28

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                 30

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA Tuckerman Active REIT Fund was formerly known as the SSgA Real Estate Equity Fund. The name change took effect on April 23, 1999.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. The Tuckerman Active REIT Fund is a non-diversified portfolio, as defined in the Investment Company Act of 1940 (the 1940 Act).

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


DOW JONES WILSHIRE REIT INDEX. The fund will select securities for investment from the Dow Jones Wilshire REIT(R) Index (the Index.) The Index is a market capitalization weighted index of publicly traded Real Estate Investment Trusts (REITs). The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index has been constructed to avoid survivor bias. Survivorship bias refers to a condition that can cloud historical performance results; it is caused by including the present universe of companies to calculate historical returns rather than the relevant universe of companies available historically. For example, if one calculates a 10 year return for the REITs existing today, this historical return has a survivorship bias because it is based on surviving companies (those that exist today), not the companies that existed ten years ago. To prevent survivorship bias in this scenario, for each year from 1993 forward the existing REITS from each time period would be the basis for the returns each year and the returns would be linked for a more representative, less biased historical return.


US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

DEBT SECURITIES. The fund may also invest temporarily in investment grade debt securities for defensive purposes. The fund will invest in convertible debt securities. Please see the Appendix for a description of securities ratings.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets and interest rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental, and restrictions 9 through 12 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities, and securities of companies directly or indirectly engaged in the real estate industry).

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of a type permitted by the fund's investment policies, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     5. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     10. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the fund's net assets. Included in such amount, but not to exceed 2% of the value of the fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

     11. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act.

     12. Purchase the securities of any issuer if, as a result of such purchase, the value of the securities of any five issuers held by the fund would exceed 40% of the fund's total assets.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        ------------------------------------------
                        54.9%            45.66%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEE


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee


INDEPENDENT TRUSTEES


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for

                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment

                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial         Executive Officer        advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street Global Advisors;
One Lincoln Street             Executive Officer        Managing Director, Advisor Strategies (investment management);
Boston, MA  02111-2900         since 2003          -    1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                                  and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA  98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                    -    Chief Legal              Investment Management Company (investment management), Frank Russell
                               Officer since 2003       Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -    Assistant Secretary and Associate General Counsel, Russell Fund
                                                        Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered

Age 39                                                  investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA  02111-2900                             -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                          FISCAL 2004 TOTAL
                                                                     COMPENSATION FROM FUND AND
                                         FISCAL 2004 AGGREGATE          FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND               TRUSTEES
       ----------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman                    None                        None
       of the Board and President

       Timothy B. Harbert, Trustee                   None                        None

       William L. Marshall, Trustee

       Steven J. Mastrovich, Trustee

       Patrick J. Riley, Trustee

       Richard D. Shirk, Trustee

       Bruce D. Taber, Trustee

       Henry W. Todd, Trustee

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                              AGGREGATE DOLLAR RANGE
                                                                                              OF EQUITY SECURITIES IN
                                                                                                  ALL REGISTERED
                                                                                               INVESTMENT COMPANIES
                                                                                              OVERSEEN BY TRUSTEES IN
                                                                                               FAMILY OF INVESTMENT
           TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                   COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000             $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                 $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000            $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000               Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection
                                Fund                                  $50,001-$100,000

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000             $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000             $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                 $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than

25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        ---------------------------------------------
                        $ 627,424        $ 436,011



Through December 31, 2005, the Advisor contractually agreed to reimburse up to the full amount of its Advisory fee to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis, which amounted to the following for the past three fiscal years ending August 31:



        2004            2003             2002
        ---------------------------------------------
                        $ 120,872        $ 46,845


The Tuckerman Group, LLC, Two Manhattanville Road, Centre 2 / Suite 207, Purchase, NY 10577, serves as the investment sub-advisor (the "Sub-Advisor" or "Tuckerman") for the fund pursuant to an Investment Sub-Advisory Agreement between the Advisor and Tuckerman, dated September 1, 2001. Tuckerman is an advisory affiliate of State Street.

The fund accrued the following expenses to the Sub-Advisor during the last three fiscal years ended August 31:

        2004            2003             2002
        ------------------------------------------------
                        $ 253,275.88(1)  $ 194,583(1)



APPROVAL OF THE ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds and the Sub-Advisory Agreement among the Sub-Advisor, the Advisor and the fund. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


In determining to continue the Sub-Advisory Agreement, the Trustees considered, among other things: (i) the nature and quality of services rendered by the Sub-Adviser; (ii) the complexity of those services, both on an absolute basis and relative to other mutual fund complexes and the manner in which the Sub-Advisor discharges these services; (iii) the short-term and long-term performance of the Sub-Advisor relative to other managers that employ similar investment strategies; (iv) the qualification and experience of the Sub-Advisors' personnel; (v) the Sub-Advisors' compliance programs including those related to personal investing; and (vi) the consistency of the Existing Sub-Advisor's adherence to its Investment Strategy. The Trustees considered information provided by the Sub-Advisor, including balance sheets and income statements, biographical information on portfolio management and other professional staff, fee and performance information for other mutual funds managed by the Sub-Advisors and descriptions of investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory and Sub-Advisory Agreements would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are very satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem,

----------

(1) The amount shown is one-half of the net advisory fee accrued for the period.

New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        ---------------------------------------------
                        $ 60,715         $ 52,626


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The Tuckerman Group has adopted the Code of Ethics of the Advisor.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.


Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


        2002
        -------------
        $ 41,073




Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        --------------------------------------------
                        $ 158,588        $ 35,913



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)
       Total

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        --------------------------------------------
                        $ 24,132         $ 16,770


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        --------------------------------------------
                        $ 245,450        $ 165,834

Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004            2003             2002
        --------------------------------------------
                        $ 2,230          $ 801



Relating to the total brokerage commissions paid by the Advisor for fiscal 2004, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to ______% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                          PRINCIPAL           COMMISSIONS
                                           ($000)                ($000)
                                    -------------------- ---------------------


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT]


DIVIDENDS-RECEIVED DEDUCTION. The portion of the dividends received from the fund by its corporate shareholders which qualifies for the 70% dividends-received deduction will be reduced to the extent that the fund holds dividend-paying stock for less than 45 days (91 days for certain preferred stocks). In addition, distributions that the fund receives from a REIT will not constitute "dividends" for purposes of the dividends-received deduction. Accordingly, only a small percentage of dividends from the fund are expected to qualify for the dividends-received deduction. Shareholders should consult their tax advisor regarding dividends-received deductions and their allowance.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

          where:  P =     a hypothetical initial payment of $1,000
                  T =     average annual total return
                  n =     number of years
                  ERV =   ending redeemable value of a hypothetical $1,000
                          payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

          where:  P =           a hypothetical initial payment of $1,000
                  T =           average annual total return (after taxes on
                                distributions)
                  n =           number of years
                  ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURN
      --------------------------------------------------------------------
      ONE YEAR ENDING          FIVE YEARS ENDING          INCEPTION TO
      AUGUST 31, 2004          AUGUST 31, 2004            AUGUST 31, 2004(1)


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


----------

(1)  Annualized. The fund commenced operations on May 1, 1998.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     - Directors' and auditors' compensation - Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:


  - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
  - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
  - Against offers when there are prospects for an enhanced bid or other bidders
  - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     - Requirements that auditors attend the annual meeting of shareholders - Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     - Mandates that shareholder-rights plans be put to a vote or repealed - Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:


  - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
  - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
  - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

  - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                          US TREASURY MONEY MARKET FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                              3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                          3

   INVESTMENT STRATEGIES                                                                                  3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                  5
   INVESTMENT RESTRICTIONS                                                                                5

MANAGEMENT OF THE FUND                                                                                    6

   BOARD OF TRUSTEES AND OFFICERS                                                                         6
   COMPENSATION                                                                                          11
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003        11
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                12

INVESTMENT ADVISORY AND OTHER SERVICES                                                                   12

   ADVISOR                                                                                               12
   ADMINISTRATOR                                                                                         14
   CUSTODIAN AND TRANSFER AGENT                                                                          15
   DISTRIBUTOR                                                                                           16
   CODE OF ETHICS                                                                                        16
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                              16
   INDEPENDENT ACCOUNTANTS                                                                               18
   LEGAL COUNSEL                                                                                         18

BROKERAGE PRACTICES AND COMMISSIONS                                                                      18

PRICING OF FUND SHARES                                                                                   19

TAXES                                                                                                    20

CALCULATION OF PERFORMANCE DATA                                                                          20

ADDITIONAL INFORMATION                                                                                   21

   SHAREHOLDER MEETINGS                                                                                  21
   CAPITALIZATION AND VOTING                                                                             21
   FEDERAL LAW AFFECTING STATE STREET                                                                    22
   PROXY VOTING POLICY                                                                                   22
   MASSACHUSETTS BUSINESS TRUST                                                                          22

FINANCIAL STATEMENTS                                                                                     23

APPENDIX - DESCRIPTION OF SECURITIES RATINGS                                                             24

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                               26

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance. The fund may purchase US Government obligations on a forward commitment basis. The fund may also purchase Treasury Inflation Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protection Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.


ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

   - Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

   - Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of a fund's shareholders. Each investment restriction applies at the time an investment is made. The fund will not:

   1. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

   2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

   3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

   4. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

   5. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

   6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

   7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

   8.  Purchase or sell commodities or commodity futures contracts.

   9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   10. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

   11. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

   12. Make investments for the purpose of gaining control of an issuer's management.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE



                                                                                                               NUMBER OF
                          POSITION(S) WITH SSgA                                                                PORTFOLIOS IN FUND
                          FUNDS;                                                                               COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                   -  27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee


INDEPENDENT TRUSTEES


                                                                                                               NUMBER OF
                          POSITION(S) WITH SSgA                                                                PORTFOLIOS IN FUND
                          FUNDS;                                                                               COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of              -  27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member, Governance       clients primarily outside of the US to locate
Age 48                         Committee                private real estate investments in the US);
                          -    Member, Valuation   -    January 2000 to September 2000, Managing Director,
                               Committee                HSBC Securities (USA) Inc. (banking and financial
                                                        services);

                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                        Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth       -  27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA  30319-2877        Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member, Governance       Officer, Cerulean Companies, Inc. (holding
                               Committee                company);
                          -    Member, Valuation   -    1992 to March 2001, President and Chief Executive
                               Committee                Officer, Blue Cross/Blue Shield of Georgia (trade
                                                        association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA  01921             Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member, Governance       in vanilla flavoring); and
Age 57                         Committee           -    Director, SSgA Cash Management Fund plc and State
                          -    Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).

PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial         Executive Officer        advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street Global Advisors;
One Lincoln Street             Executive Officer        Managing Director, Advisor Strategies (investment management);
Boston, MA 02111-2900          since 2003          -    1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                                  and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                    -    Chief Legal              Investment Management Company (investment management), Frank Russell
                               Officer since 2003       Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -    Assistant Secretary and Associate General Counsel, Russell Fund
                                                        Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and

Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                             FISCAL 2004 TOTAL
                                                                        COMPENSATION FROM FUND AND
                                          FISCAL 2004 AGGREGATE            FUND COMPLEX PAID TO
           NAME/POSITION                  COMPENSATION FROM FUND                 TRUSTEES
     ---------------------------------------------------------------------------------------------
                                                   None                          None
     Lynn L. Anderson, Chairman
     of the Board and President

     William L. Marshall, Trustee

     Steven J. Mastrovich, Trustee

     Patrick J. Riley, Trustee

     Richard D. Shirk, Trustee

     Bruce D. Taber, Trustee

     Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                                 AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN
                                                                                                    ALL REGISTERED
                                                                                                  INVESTMENT COMPANIES
                                                                                                OVERSEEN BY TRUSTEES IN
                                                                                                  FAMILY OF INVESTMENT
           TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                     COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000                 $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall,            All Funds                             $0                                     $0

Trustee

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                  Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection
                                Fund                                  $50,001-$100,000
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000                $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                     $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]


-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004           2003            2002
     ------------------------------------------------
                    $ 2,501,529     $ 3,192,169



Through December 31, 2010, the Advisor contractually agreed to waive .15% of its ..25% management fee, which amounted to the following for the last three fiscal years ending August 31:



     2004           2003            2002
     ------------------------------------------------
                    $ 1,500,918     $ 0



In addition, until December 31, 2005, the Advisor contractually agreed to reimburse the fund for all expenses in excess of .20% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ending August 31:



     2004           2003            2002
     ------------------------------------------------
                    $ 124,826       $ 0



APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004           2003            2002
     ------------------------------------------------
                    $ 309,062       $ 396,044


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

$5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


     2002
     ----------------
     $ 127,290



Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]

     2004           2003            2002
     ------------------------------------------------
                    $ 221,055       $ 94,602



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

     Advertising
     Printing
     Compensation to Dealers
     Compensation to Sales Personnel
     Other(1)
     Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004           2003            2002
     ------------------------------------------------
                    $ 405,973       $ 319,217


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                 PRINCIPAL
                                  ($000)
                            --------------------



The US Treasury Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share once each business day as of 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, the fund had a net tax basis capital loss carryover of [TO BE UPDATED BY AMENDMENT]


STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)(TO THE POWER OF n) = ERV

     where: P =    a hypothetical initial payment of $1,000
            T =    average annual total return
            n =    number of years
            ERV =  ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1



The following are the fund's current and effective yields for the seven-day period ended August 31, 2004:

     Current Yield

     Effective Yield


The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:


   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
   - Against offers when there are prospects for an enhanced bid or other bidders
   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     - Requirements that auditors attend the annual meeting of shareholders - Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                          US TREASURY MONEY MARKET FUND

                                 CLASS T SHARES


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                            3

   INVESTMENT STRATEGIES                                                    3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                    5
   INVESTMENT RESTRICTIONS                                                  5

MANAGEMENT OF THE FUND                                                      6

   BOARD OF TRUSTEES AND OFFICERS                                           6
   COMPENSATION                                                            11
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES
     FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003                         11
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                  12

INVESTMENT ADVISORY AND OTHER SERVICES                                     13

   ADVISOR                                                                 13
   ADMINISTRATOR                                                           14
   CUSTODIAN AND TRANSFER AGENT                                            15
   DISTRIBUTOR                                                             15
   CODE OF ETHICS                                                          15
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                16
   INDEPENDENT ACCOUNTANTS                                                 17
   LEGAL COUNSEL                                                           17

BROKERAGE PRACTICES AND COMMISSIONS                                        18

PRICING OF FUND SHARES                                                     19

TAXES                                                                      19

CALCULATION OF PERFORMANCE DATA                                            20

ADDITIONAL INFORMATION                                                     21

   SHAREHOLDER MEETINGS                                                    21
   CAPITALIZATION AND VOTING                                               21
   FEDERAL LAW AFFECTING STATE STREET                                      21
   PROXY VOTING POLICY                                                     21
   MASSACHUSETTS BUSINESS TRUST                                            22

FINANCIAL STATEMENTS                                                       22

APPENDIX - DESCRIPTION OF SECURITIES RATINGS                               23

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                 25

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance. The fund may purchase US Government obligations on a forward commitment basis. The fund may also purchase Treasury Inflation Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protection Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.


ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

   - Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

   - Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of a fund's shareholders. Each investment restriction applies at the time an investment is made. The fund will not:

   1. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

   2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

   3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

   4. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

   5. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

   6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

   7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

   8.  Purchase or sell commodities or commodity futures contracts.

   9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   10. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

   11. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

   12. Make investments for the purpose of gaining control of an issuer's management.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits;
   (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors;
   (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -  Trustee since 1988    -  Vice Chairman, Frank Russell Company (institutional    -  27
909 A Street              -  Interested Person        financial consultant);
Tacoma, WA 98402             of the SSgA Funds     -  Chairman of the Board, Frank Russell Investment
Age 65                       (as defined in the       Management Company (investment management); and
                             1940 Act) due to         Frank Russell Investment Company and Russell
                             his employment by        Investment Funds (registered investment companies);
                             the parent company    -  Chairman of the Board and Chief Executive Officer,
                             of the Administrator     Russell Fund Distributors, Inc. (mutual fund
                          -  Chairman of the          broker-dealer and underwriter) and Frank Russell
                             Board and President      Trust Company; and
                          -  Member, Governance    -  Director, Russell Insurance Agency, Inc. (manager of
                             Committee                investment companies); Frank Russell Investments
                          -  Member, Valuation        (UK) Limited (unit trust management); and Frank
                             Committee                Russell Asset Management (Cayman) II LLC (limited
                                                      partnership investment).


INDEPENDENT TRUSTEES


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -  Trustee since 1988    -  Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street      -  Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901         Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -  Member, Governance       Inc. (a registered investment advisor and provider
                             Committee                of financial and related consulting services);
                          -  Member, Valuation     -  Certified Financial Planner and Member, Financial
                             Committee                Planners Association; and
                                                   -  Registered Representative and Principal for
                                                      Securities with Cambridge Investment Research, Inc.,
                                                      Fairfield, Iowa.

Steven J. Mastrovich      -  Trustee since 1988    -  September 2000 to Present, Global Head of Structured   -  27
623 Clapboardtree         -  Member, Audit            Real Estate, J.P. Morgan Investment Management
Street                       Committee                (private real estate investment for clients
Westwood, MA 02090        -  Member, Governance       primarily outside of the US to locate private real
Age 48                       Committee                estate investments in the US);
                          -  Member, Valuation     -  January 2000 to September 2000, Managing Director,
                             Committee                HSBC Securities (USA) Inc. (banking and financial
                                                      services);

                                                   -  From 1998 to 2000, President, Key Global Capital,
                                                      Inc. (provider of equity and mezzanine capital to
                                                      real estate industry);
                                                   -  From 1997 to 1998, Partner, Squire, Sanders &
                                                      Dempsey (law firm); and
                                                   -  From 1994 to 1997, Partner, Brown, Rudnick,
                                                      Freed & Gesmer (law firm).

Patrick J. Riley          -  Trustee since 1988    -  2003 to Present, Associate Justice, Commonwealth of    -  27
One Corporate Place       -  Member, Audit            Massachusetts Superior Court;
55 Ferncroft Road            Committee             -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -  Member, Governance       L.L.P. (law firm); and
Age 56                       Committee             -  Director, SSgA Cash Management Fund plc; and State
                          -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                             Committee                companies).

Richard D. Shirk          -  Trustee since 1988    -  March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE    -  Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877       Committee             -  1996 to March 2001, President and Chief Executive
Age 59                    -  Member, Governance       Officer, Cerulean Companies, Inc. (holding company);
                             Committee             -  1992 to March 2001, President and Chief Executive
                          -  Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                             Committee                association for independent Blue Cross and Blue
                                                      Shield health care plans);
                                                   -  1993 to November 2001, Chairman and Board Member,
                                                      Georgia Caring for Children Foundation (private
                                                      foundation);
                                                   -  November 1998 to Present, Board Member, Healthcare
                                                      Georgia Foundation (private foundation); and
                                                   -  September 2002 to Present, Board Member, Amerigroup
                                                      Corp. (managed health care).

Bruce D. Taber            -  Trustee since 1991    -  Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road         -  Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921            Committee                and services company); and
Age 61                    -  Member, Governance    -  Director, SSgA Cash Management Fund plc and State
                             Committee                Street Global Advisors Ireland, Ltd. (investment
                          -  Member, Valuation        companies).
                             Committee

Henry W. Todd             -  Trustee since 1988    -  Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive         -  Member, Audit            (flavorings manufacturer);
Montgomeryville, PA          Committee             -  President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -  Member, Governance       in vanilla flavoring); and
Age 57                       Committee             -  Director, SSgA Cash Management Fund plc and State
                          -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                             Committee                companies).

PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites        -  Principal Executive   -  2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial       Officer and Chief        advisor);
Center                       Executive Officer     -  2001 to Present, Senior Principal, State Street Global Advisors; Managing
One Lincoln Street           since 2003               Director, Advisor Strategies (investment management);
Boston, MA 02111-2900                              -  1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                                and SSgA Latin America; and
                                                   -  1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold         -  Vice President and    -  Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                 Secretary since          Russell Company (institutional financial consultant);
Tacoma, WA 98402             1994;                 -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                    -  Chief Legal Officer      Investment Management Company (investment management), Frank Russell
                             since 2003               Capital Inc. (investment advisor of private equity funds), and Frank
                                                      Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                      Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -  Director, Secretary and Associate General Counsel, Frank Russell
                                                      Securities, Inc. (institutional brokerage firm); and
                                                   -  Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -  Vice President        -  2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial       since 2002               advisor);
Center                                             -  2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                    management);
Boston, MA 02111-2900                              -  1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                financial services);
                                                   -  2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -  Treasurer and         -  Director - Investment Operations, Frank Russell Investment Management
909 A Street                 Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402             Accounting Officer       company); and
Age 41                       since 2000            -  Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                      and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -  Chief Compliance      -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial       Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -  2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.; and
One Lincoln Street

Boston, MA 02111-2900                              -  September 1985 to February 2001, Managing Director, Regulatory Compliance
Age 61                                                Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                  FISCAL 2004 TOTAL
                                                             COMPENSATION FROM FUND AND
                                      FISCAL 2004 AGGREGATE     FUND COMPLEX PAID TO
             NAME/POSITION           COMPENSATION FROM FUND           TRUSTEES
     ------------------------------------------------------------------------------------
     Lynn L. Anderson,                        None                    None
     Chairman of the Board
     and President

     William L. Marshall, Trustee

     Steven J. Mastrovich, Trustee

     Patrick J. Riley, Trustee

     Richard D. Shirk, Trustee

     Bruce D. Taber, Trustee

     Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                           AGGREGATE DOLLAR RANGE
                                                                                           OF EQUITY SECURITIES IN
                                                                                               ALL REGISTERED
                                                                                            INVESTMENT COMPANIES
                                                                                           OVERSEEN BY TRUSTEES IN
                                                                                            FAMILY OF INVESTMENT
            TRUSTEE                   DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND              COMPANIES
Lynn L. Anderson, Trustee            Disciplined Equity Fund            $10,001-$50,000        $10,001-$50,000
                                     Small Cap Fund                     $10,001-$50,000

William L. Marshall, Trustee         All Funds                          $0                           $0

Steven J. Mastrovich, Trustee        S&P 500 Index Fund                 $50,001-$100,000      $50,001-$100,000

Patrick J. Riley, Trustee            Special Equity Fund                $10,001-$50,000         Over $100,000
                                     Aggressive Equity Fund             $10,001-$50,000
                                     International Stock Selection      $50,001-$100,000
                                     Fund
                                     Emerging Markets Fund              $50,001-$100,000
                                     Core Opportunities Fund            Over $100,000
                                     Small Cap Fund                     Over $100,000
                                     Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee            Special Equity Fund                $10,001-$50,000        $10,001-$50,000

Bruce D. Taber, Trustee              Bond Market Fund                   $10,001-$50,000       $50,001-$100,000
                                     Disciplined Equity Fund            $10,001-$50,000

Henry W. Todd, Trustee               All Funds                          $0                           $0


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.


Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]

-

-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class T Shares is the same as the management fee of the Institutional Class. Therefore, the management fee is allocated equally among classes and shareholders.


The fund accrued the following expenses to Advisor for the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------------------------------




The Advisor has agreed to reimburse the fund for all expenses in excess of .80% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2005. This reimbursement amounted to $___ in fiscal 2004.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to Administrator for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

     2004
     -------------------------------------



CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-   Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-   Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-   On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the

Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class T Shares of the fund on July 14, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.55% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .50% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor, to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.50% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The fund accrued the following expenses to the Distributor for the fiscal year ended August 31: [TO BE UPDATED BY AMENDMENT]



     2004
     -------------------------------------




For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

     Advertising
     Printing
     Compensation to Dealers
     Compensation to Sales Personnel
     Other(1)
     Total

The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:
[TO BE UPDATED BY AMENDMENT]



     2004
     -------------------------------------



INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                    PRINCIPAL
                                     ($000)
             -------------------------------------


The US Treasury Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Class T Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share once each business day as of 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


[TAX LOSS INFO, IF ANY, TO BE UPDATED BY AMENDMENT]

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P(1+T)(TO THE POWER OF n) = ERV

            where:  P =        a hypothetical initial payment of $1,000
                    T =        average annual total return
                    n =        number of years
                    ERV=       ending redeemable value of a $1,000 payment
                                made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1


The following are the fund's current and effective yields for the seven-day period ended August 31, 2004:

     [TO BE UPDATED]

     Current Yield

     Effective Yield


The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

   2) provides the client with this written proxy policy, upon request;

   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

   4) matches proxies received with holdings as of record date;

   5) reconciles holdings as of record date and rectifies any discrepancies;

   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

   7) documents the reason(s) for voting for all non-routine items; and

   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -  Approval of auditors
     - Directors' and auditors' compensation - Directors' liability and indemnification
     -  Discharge of board members and auditors
     -  Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -  Authorization of share repurchase programs
     -  General updating of or corrective amendments to charter
     -  Change in Corporation Name
     -  Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -  Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -  Stock option plans which are incentive based and not excessive
     -  Other stock-based plans which are appropriately structured
     -  Reductions in super-majority vote requirements
     -  Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -  Elimination of Shareholders' Right to Call Special Meetings
     -  Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -  Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

  - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
  - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
  - Against offers when there are prospects for an enhanced bid or other bidders
  - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -  Requirements that auditors attend the annual meeting of shareholders
     -  Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     -  Mandates that amendments to bylaws or charters have shareholder approval
     -  Mandates that shareholder-rights plans be put to a vote or repealed
     -  Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -  Repeals of various anti-takeover related provisions
     -  Reduction or elimination of super-majority vote requirements
     -  Repeals or prohibitions of "greenmail" provisions
     -  "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
  - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
  - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

  - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -  Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -  Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     -  Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                 YIELD PLUS FUND


                                DECEMBER 13, 2004

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 13, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

   INVESTMENT STRATEGIES                                                                                 3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                  7
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                10
   INVESTMENT RESTRICTIONS                                                                              10
   TEMPORARY DEFENSIVE POSITION                                                                         11
   PORTFOLIO TURNOVER                                                                                   11

MANAGEMENT OF THE FUND                                                                                  12

   BOARD OF TRUSTEES AND OFFICERS                                                                       12
   COMPENSATION                                                                                         16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003       17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               18

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  18

   ADVISOR                                                                                              18
   ADMINISTRATOR                                                                                        19
   CUSTODIAN AND TRANSFER AGENT                                                                         20
   DISTRIBUTOR                                                                                          21
   CODE OF ETHICS                                                                                       21
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             21
   INDEPENDENT ACCOUNTANTS                                                                              23
   LEGAL COUNSEL                                                                                        23

BROKERAGE PRACTICES AND COMMISSIONS                                                                     23

PRICING OF FUND SHARES                                                                                  25

TAXES                                                                                                   25

CALCULATION OF PERFORMANCE DATA                                                                         26

ADDITIONAL INFORMATION                                                                                  28

   SHAREHOLDER MEETINGS                                                                                 28
   CAPITALIZATION AND VOTING                                                                            28
   FEDERAL LAW AFFECTING STATE STREET                                                                   28
   PROXY VOTING POLICY                                                                                  28
   MASSACHUSETTS BUSINESS TRUST                                                                         28

FINANCIAL STATEMENTS                                                                                    29

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                              30

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions or (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually or (5) trusts. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also invest in Funding Agreements, which are privately placed, unregistered obligations negotiated with a purchaser. Floating Rate Securities are issued by the same type of organizations. The terms of Floating Rate Securities provide for the automatic adjustment of an interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate fixed income securities than on the market value of comparable fixed income obligations. Thus, investing in variable and fixed rate fixed income securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

TREASURY INFLATION-PROTECTION SECURITIES. The fund may invest in Inflation-Protection Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.


SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rates during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                     2003                       2002
        ----------------------------------------------------------
                                 70.70%                     80.03%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.


COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser and affiliates; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with this Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.


- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.


- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.


The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE


                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson         -  Trustee since 1988    -  Vice Chairman, Frank Russell Company (institutional    -  27
909 A Street             -  Interested Person        financial consultant);
Tacoma, WA 98402            of the SSgA Funds     -  Chairman of the Board, Frank Russell Investment
Age 65                      (as defined in the       Management Company (investment management); and
                            1940 Act) due to         Frank Russell Investment Company and Russell
                            his employment by        Investment Funds (registered investment companies);
                            the parent company    -  Chairman of the Board and Chief Executive Officer,
                            of the Administrator     Russell Fund Distributors, Inc. (mutual fund
                         -  Chairman of the          broker-dealer and underwriter) and Frank Russell
                            Board and President      Trust Company; and
                         -  Member, Governance    -  Director, Russell Insurance Agency, Inc. (manager of
                            Committee                investment companies); Frank Russell Investments
                         -  Member, Valuation        (UK) Limited (unit trust management); and Frank
                            Committee                Russell Asset Management (Cayman) II LLC (limited
                                                     partnership investment).


INDEPENDENT TRUSTEES

                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
William L. Marshall      -  Trustee since 1988    -  Chief Executive Officer and President, Wm. L.          -  27
33 West Court Street     -  Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901        Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                   -  Member, Governance       Inc. (a registered investment advisor and provider
                            Committee                of financial and related consulting services);
                         -  Member, Valuation     -  Certified Financial Planner and Member, Financial
                            Committee                Planners Association; and
                                                  -  Registered Representative and Principal for
                                                     Securities with Cambridge Investment Research, Inc.,
                                                     Fairfield, Iowa.

Steven J. Mastrovich     -  Trustee since 1988    -  September 2000 to Present, Global Head of Structured   -  27
623 Clapboardtree        -  Member, Audit            Real Estate, J.P. Morgan Investment Management
Street                      Committee                (private real estate investment for clients
Westwood, MA 02090       -  Member, Governance       primarily outside of the US to locate private real
Age 48                      Committee                estate investments in the US);
                         -  Member, Valuation     -  January 2000 to September 2000, Managing Director,
                            Committee                HSBC Securities (USA) Inc. (banking and financial
                                                     services);
                                                  -  From 1998 to 2000, President, Key Global Capital,
                                                     Inc. (provider of equity and mezzanine capital to
                                                     real estate industry);
                                                  -  From 1997 to 1998, Partner, Squire, Sanders &
                                                     Dempsey (law firm); and
                                                  -  From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                     Gesmer (law firm).

Patrick J. Riley         -  Trustee since 1988    -  2003 to Present, Associate Justice, Commonwealth of    -  27
One Corporate Place      -  Member, Audit            Massachusetts Superior Court;
55 Ferncroft Road           Committee             -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923        -  Member, Governance       L.L.P. (law firm); and
Age 56                      Committee             -  Director, SSgA Cash Management Fund plc; and State
                         -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                            Committee                companies).

Richard D. Shirk         -  Trustee since 1988    -  March 2001 to April 2002, Chairman, Cerulean           -  27
1180 Brookgate Way, NE   -  Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877      Committee             -  1996 to March 2001, President and Chief Executive
Age 59                   -  Member, Governance       Officer, Cerulean Companies, Inc. (holding company);
                            Committee             -  1992 to March 2001, President and Chief Executive
                         -  Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                            Committee                association for independent Blue Cross and Blue
                                                     Shield health care plans);

                                                  -  1993 to November 2001, Chairman and Board Member,
                                                     Georgia Caring for Children Foundation (private
                                                     foundation);
                                                  -  November 1998 to Present, Board Member, Healthcare
                                                     Georgia Foundation (private foundation); and
                                                  -  September 2002 to Present, Board Member, Amerigroup
                                                     Corp. (managed health care).

Bruce D. Taber           -  Trustee since 1991    -  Consultant, Computer Simulation, General Electric      -  27
26 Round Top Road        -  Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921           Committee                and services company); and
Age 61                   -  Member, Governance    -  Director, SSgA Cash Management Fund plc and State
                            Committee                Street Global Advisors Ireland, Ltd. (investment
                         -  Member, Valuation        companies).
                            Committee

Henry W. Todd            -  Trustee since 1988    -  Chairman, President and CEO, A.M. Todd Group, Inc.     -  27
150 Domorah Drive        -  Member, Audit            (flavorings manufacturer);
Montgomeryville, PA         Committee             -  President and CEO, Zink & Triest Co., Inc. (dealer
18936                    -  Member, Governance       in vanilla flavoring); and
Age 57                      Committee             -  Director, SSgA Cash Management Fund plc and State
                         -  Member, Valuation        Street Global Advisors Ireland, Ltd. (investment
                            Committee                companies).


PRINCIPAL OFFICERS


                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
Agustin J. Fleites       -  Principal Executive   -  2002 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial      Officer and Chief        advisor);
Center                      Executive Officer     -  2001 to Present, Senior Principal, State Street Global Advisors; Managing
One Lincoln Street          since 2003               Director, Advisor Strategies (investment management);
Boston, MA 02111-2900                             -  1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore Funds
Age 39                                               and SSgA Latin America; and
                                                  -  1993 to 1999, Principal, Head of Asset Allocation Strategies.

J. David Griswold        -  Vice President and    -  Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                Secretary since          Russell Company (institutional financial consultant);
Tacoma, WA 98402            1994;                 -  Assistant Secretary and Associate General Counsel, Frank Russell
Age 47                   -  Chief Legal Officer      Investment Management Company (investment management), Frank Russell
                            since 2003               Capital Inc. (investment advisor of private equity funds), and Frank
                                                     Russell Investments (Delaware), Inc. (member of general partner of private equity funds);

                                                  -  Assistant Secretary and Associate General Counsel, Russell Fund
                                                     Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                  -  Director, Secretary and Associate General Counsel, Frank Russell
                                                     Securities, Inc. (institutional brokerage firm); and
                                                  -  Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               -  Vice President        -  2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial      since 2002               advisor);
Center                                            -  2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                   management);
Boston, MA 02111-2900                             -  1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                               financial services);
                                                  -  2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson          -  Treasurer and         -  Director - Investment Operations, Frank Russell Investment Management
909 A Street                Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402            Accounting Officer       company); and
Age 41                      since 2000            -  Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                     and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -  Chief Compliance      -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial      Officer since 2004       Management Officer, State Street Global Advisors;
Center                                            -  2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                   and
Boston, MA 02111-2900                             -  September 1985 to February 2001, Managing Director, Regulatory Compliance
Age 61                                               Consulting Group, PricewaterhouseCoopers.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates. [TO BE UPDATED BY AMENDMENT]



                                                                         FISCAL 2004 TOTAL
                                                                    COMPENSATION FROM FUND AND
                                         FISCAL 2004 AGGREGATE         FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND              TRUSTEES
      ----------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman                 None                         None
       of the Board and President

       William L. Marshall, Trustee

       Steven J. Mastrovich, Trustee

       Patrick J. Riley, Trustee

       Richard D. Shirk, Trustee

       Bruce D. Taber, Trustee

       Henry W. Todd, Trustee


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                                               AGGREGATE DOLLAR RANGE
                                                                                               OF EQUITY SECURITIES IN
                                                                                                   ALL REGISTERED
                                                                                                INVESTMENT COMPANIES
                                                                                               OVERSEEN BY TRUSTEES IN
                                                                                                FAMILY OF INVESTMENT
           TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                    COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000              $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                 $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000            $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000               Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection Fund    $50,001-$100,000

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000              $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000             $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                 $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders: [TO BE UPDATED BY AMENDMENT]





-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Funds' investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                              2003                           2002
        ----------------------------------------------------------------------------
                                          $  636,689                     $   617,605



APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.


After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                              2003                           2002
        ----------------------------------------------------------------------------
                                          $  110,271                     $   109,352


CUSTODIAN AND TRANSFER AGENT


State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.


The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:


        2002
        --------------------------------
        $   80,793

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                              2003                            2002
        ---------------------------------------------------------------------------
                                          $  204,388                      $ 128,014



For fiscal 2004, these amounts are reflective of the following individual payments: [TO BE UPDATED BY AMENDMENT]

       Advertising

       Printing

       Compensation to Dealers

       Compensation to Sales Personnel

       Other(1)

       Total


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31: [TO BE UPDATED BY AMENDMENT]



        2004                              2003                            2002
        ---------------------------------------------------------------------------
                                          $  63,669                       $  61,761


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows: [TO BE UPDATED BY AMENDMENT]



                                    PRINCIPAL
                                      ($000)
                                -----------------





The Yield Plus Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share twice each business day at 12 noon Eastern time and at the close of the regular trading session of the New York Stock Exchange or 4 p.m. Eastern time, whichever is earlier.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 12 noon Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2004, the fund had net tax basis capital loss carryovers of [TO BE UPDATED BY AMENDMENT]


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =         a hypothetical initial payment of $1,000
                    T =         average annual total return
                    n =         number of years
                    ERV =       ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =           a hypothetical initial payment of $1,000
                    T =           average annual total return (after taxes on
                                  distributions)
                    n =           number of years
                    ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


                          AVERAGE ANNUAL TOTAL RETURN
           ------------------------------------------------------------
           ONE YEAR ENDING      FIVE YEARS ENDING     TEN YEARS ENDING
           AUGUST 31, 2004      AUGUST 31, 2004       AUGUST 31, 2004(1)
           -------------------------------------------------------------



Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                      ---
                      Cd

           where:   A =  dividends and interests earned during the period

                    B =  expenses accrued for the period (net of
                         reimbursements);

                    C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                    D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

----------

(1)  The fund commenced operations on November 9, 1992.

The current 30-day yield (annualized) for the fund for the period ended August 31, 2004 was -------%.


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the

Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.


No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.


The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.




PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.




MANAGEMENT PROPOSALS
I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.




     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
     -    Approval of auditors - Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting




II. FM votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:
     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions




III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:
     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation
     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.




IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
   - Against offers when there are prospects for an enhanced bid or other bidders
   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value




SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.




I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
     -    Requirements that auditors attend the annual meeting of shareholders
     -    Establishment of an annual election of the board of directors
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee




II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee




III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model.
     - Proposal asking companies to adopt full tenure holding periods for their executives.
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee




SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.




RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.




DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                            PART C: OTHER INFORMATION

Item 23.      Exhibits
              --------

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
1.            First Amended and Restated

              Master Trust Agreement                                                  Post-Effective Amendment #35 (12/29/95)
              (a)   Amendment No. 1                                                   Post-Effective Amendment #35 (12/29/95)
              (b)   Amendment No. 2                                                   Post-Effective Amendment #35 (12/29/95)
              (c)   Amendment No. 3                                                   Post-Effective Amendment #35 (12/29/95)
              (d)   Amendment No. 4                                                   Post-Effective Amendment #35 (12/29/95)
              (e)   Amendment No. 5                                                   Post-Effective Amendment #35 (12/29/95)
              (f)   Amendment No. 6                                                   Post-Effective Amendment #35 (12/29/95)
              (g)   Amendment No. 7                                                   Post-Effective Amendment #35 (12/29/95)
              (h)   Amendment No. 8                                                   Post-Effective Amendment #35 (12/29/95)
              (i)   Amendment No. 9                                                   Post-Effective Amendment #40 (4/10/97)
              (j)   Amendment No. 10                                                  Post-Effective Amendment #43 (2/4/98)
              (k)   Amendment No. 11                                                  Post-Effective Amendment #47 (9/1/98)
              (l)   Amendment No. 12                                                  Post-Effective Amendment #50 (3/15/99)
              (m)   Amendment No. 13                                                  Post-Effective Amendment #56 (5/31/00)
              (n)   Amendment No. 14                                                  Post-Effective Amendment #62 (8/1/01)
              (o)   Amendment No. 15                                                  Post-Effective Amendment #62 (8/1/01)
              (p)   Amendment No. 16                                                  Post-Effective Amendment #63 (10/1/01)
              (q)   Amendment No. 17                                                  Post-Effective Amendment #69 (12/27/02)
              (r)   Amendment No. 18                                                  Post-Effective Amendment #71 (5/2/03)
              (s)   Amendment No. 19                                                  Post-Effective Amendment #78 (12/15/03)
              (t)   Amendment No. 20                                                  To be updated by amendment
2.            Bylaws                                                                  Post-Effective Amendment #42 (12/24/97)

3.            Instruments Defining Rights of Security Holders                         None
4.            Deferred Compensation Plan                                              Post-Effective Amendment #50 (3/15/99)

5(a)          Investment Advisory Agreement                                           Post-Effective Amendment #35 (12/29/95)
(b)           Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Investment Advisory Agreement
(c)           Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Investment Advisory Agreement
(d)           Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Investment Advisory Agreement
(e)           Letter agreement incorporating the Emerging markets Fund                Post-Effective Amendment #35 (12/29/95)
              and the Prime Money Market Fund within the Investment
              Advisory Agreement
(f)           Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund within the Investment Advisory Agreement
(g)           Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Investment Advisory Agreement
(h)           Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds within the
              Investment Advisory Agreement
(i)           Letter agreement incorporating the SSgA Special,                        Post-Effective Amendment #45 (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Investment Advisory Agreement
(j)           Letter agreement incorporating the SSgA Aggressive                      Post-Effective Amendment #47 (9/1/98)
              Equity Fund within the Investment Advisory Agreement
(k)           Letter agreement incorporating the SSgA IAM SHARES Fund                 Post-Effective Amendment #51 (5/28/99)
              within the Investment Advisory Agreement
(l)           Letter agreement incorporating the SSgA Intermediate                    Post-Effective Amendment #56 (5/31/00)
              Municipal Bond Fund within the Investment Advisory Agreement
(m)           Investment Advisory Agreement with SSgA Funds Management, Inc.          Post-Effective Amendment #62 (8/1/01)
(n)           Amendment No. 1 to Investment Advisory Agreement                        Post-Effective Amendment #63 (10/1/01)
(o)           Investment Sub-Advisory Agreement Between SSgA Funds
              Management, Inc. and The Tuckerman Group LLC                            Post-Effective Amendment #63 (10/1/01)
(p)           Advisory Fee Waiver and Reimbursement Agreement                         Post-Effective Amendment #78 (12/15/03)
(q)           Letter agreement incorporating the SSgA Large Cap Value and             Post-Effective Amendment #77 (8/25/03)
              Large Cap Growth Opportunities Funds within the Investment
              Advisors Agreement
(r)           Amendment No. 2 to Investment Advisory Agreeement                       Post-Effective Amendment #71 (5/2/03)
(s)           Advisory Fee Waiver and Reimbursement Agreement relating to             Post-Effective Amendment #78 (12/15/03)
              Class Shares and Large Cap Funds
(t)           Letter agreement incorporating the SSgA Directional Core                To be updated by amendment
              Equity Fund within the Investment Advisory Agreement

6.            Distribution Agreements

(a)           Distribution Agreement (Institutional Shares)                           Post-Effective Amendment #35 (12/29/95)
(a)(i)        Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Distribution Agreement
(a)(ii)       Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Distribution Agreement

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(a)(iii)      Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Distribution Agreement
(a)(iv)       Letter agreement incorporating the Emerging Markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds within the Distribution
              Agreement
(a)(v)        Letter agreement incorporating the Class A shares of the                Post-Effective Amendment #35 (12/29/95)
              Tax Free Money Market Fund within the Distribution Agreement
(a)(vi)       Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Distribution Agreement
(a)(vii)      Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds within the
              Distribution Agreement
(a)(viii)     Letter agreement incorporating the Special Small Cap,                   Post-Effective Amendment #45 (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Distribution Agreement
(a)(ix)       Letter agreement incorporating the SSgA Aggressive                      Post-Effective Amendment #47 (9/1/98)
              Equity Fund within the Distribution Agreement
(a)(x)        Letter agreement incorporating the SSgA IAM SHARES Fund                 Post-Effective Amendment #51 (5/28/99)
              within the Distribution Agreement
(a)(xi)       Letter agreement incorporating the SSgA Intermediate                    Post-Effective Amendment #56 (5/31/00)
              Municipal Bond Fund within the Distribution Agreement
(a)(xii)      Letter Agreement incorporating the SSgA MSCI EAFE Index Fund
              within the Distribution Agreement                                       Post-Effective Amendment #63 (10/1/01)
(b)           Distribution Agreement (regarding Class B Shares of the                 Post-Effective Amendment #42 (12/24/97)
              Money Market and US Government Money Market Funds)
(b)(i)        Letter agreement incorporating the Class B Shares of the                To be filed by amendment
              Tax Free Money Market Fund within the Distribution Agreement
(c)           Distribution Agreement (regarding Class C Shares of the                 Post-Effective Amendment #42 (12/24/97)
              Money Market and US Government Money Market Funds)
(c)(i)        Letter Agreement incorporating the Class C Shares of the                To be filed by amendment
              Tax Free Money Market Fund within the Distribution Agreement
(d)           Distribution Agreement with State Street Global Markets, LLC            Post-Effective Amendment #69 (12/27/02)
(d)(i)        Letter Agreement incorporating Large Cap Value Fund and Large           Post-Effective Amendment #77 (8/25/03)
              Cap Growth Opportunities Fund into the Distribution Agreement
(d)(ii)       Addendum to Distribution Agreement (relating to Class R Shares)         Post-Effective Amendment #77 (8/25/03)
(d)(iii)      Addendum to Distribution Agreement (relating to Class T Shares)         Post-Effective Amendment #78 (12/15/03)
(d)(iv)       Amendment No. 4 to Distribution Agreement                               Post-Effective Amendment #78 (12/15/03)
(d)(v)        Letter agreement incorporating the SSgA Directional Core                To be updated by amendment
              Equity Fund within the Distribution Agreement

7.            Bonus, profit sharing, or pension plans                                 None

8.(a)         Custodian Contract                                                      Post-Effective Amendment #35 (12/29/95)
(b)           Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Fund into the Custodian Contract
(c)           Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds into the Custodian
              Contract
(d)           Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds into the Custodian Contract
(e)           Letter agreement incorporating the Emerging Markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds into the Custodian Contract
(f)           Fee Schedule, dated February 17, 1994, to Custodian                     Post-Effective Amendment #35 (12/29/95)
              Contract
(g)           Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund into the Custodian Contract
(h)           Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds into the
              Custodian Contract
(i)           Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds into the
              Custodian Contract
(j)           Letter agreement incorporating the Special,                             Post-Effective Amendment #45 (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds into the Custodian Contract

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(k)           Letter agreement incorporating the Aggressive Equity                    Post-Effective Amendment #47 (9/1/98)
              Fund into the Custodian Contract
(l)           Letter agreement incorporating the IAM SHARES Fund into                 Post-Effective Amendment #51 (5/28/99)
              the Custodian Contract
(m)           Letter agreement incorporating the Intermediate Municipal               Post-Effective Amendment #56 (5/31/00)
              Bond Fund into the Custodian Contract
(n)           Amendment to Custodian Contract to incorporate changes to               Post-Effective Amendment #62 (8/1/01)
              Rules 17f-5 and 17f-7
(o)           Letter Agreement incorporating the MSCI EAFE Index Fund                 Post-Effective Amendment #63 (10/1/01)
              into the Custodian Contract
(p)           Letter agreement incorporating the Large Cap Value Fund/Large           Post-Effective Amendment #77 (8/25/03)
              Cap Growth Opportunities Fund into the Custodian Contract.
(8)           Letter agreement incorporating the SSgA Directional Core                To be updated by amendment
              Equity Fund within the Investment Advisory Agreement
9(a)(i)       Transfer Agency and Service Agreement                                   Post-Effective Amendment #35 (12/29/95)
(a)(ii)       Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Transfer Agency and Service
              Agreement
(a)(iii)      Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Transfer Agency and Service Agreement
(a)(iv)       Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Transfer Agency and Service
              Agreement
(a)(v)        Letter agreement incorporating the Emerging markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds within the Transfer Agency and
              Service Agreement
(a)(vi)       Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund within the Transfer Agency and Service Agreement
(a)(vii)      Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Transfer Agency and Service Agreement
(a)(viii)     Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds within the
              Transfer Agency and Service Agreement
(a)(ix)       Letter agreement incorporating the Special,                             Post-Effective Amendment #45  (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Transfer Agency and Service Agreement
(a)(x)        Letter agreement incorporating the Aggressive Equity                    Post-Effective Amendment #47 (9/1/98)
              Fund within the Transfer Agency and Service Agreement
(a)(xi)       Letter agreement incorporating the IAM SHARES Fund                      Post-Effective Amendment #51 (5/28/99)
              within the Transfer Agency and Service Agreement
(a)(xii)      Letter agreement incorporating the Intermediate Municipal               Post-Effective Amendment #56 (5/31/00)
              Bond Fund within the Transfer Agency and Service Agreement
(a)(xiii)     Letter Agreement incorporating the MSCI EAFE Index Fund                 Post-Effective Amendment #63 (10/1/01)
              within the Transfer Agency and Service Agreement
(a)(xiv)      Letter agreement incorporating the Large Cap Value Fund/Large           Post-Effective Amendment #77 (8/25/03)
              Cap Growth Opportunities Fund into the transfer Agency and
              Service Agreement
(a)(xv)       Anti-Money Laundering Delegation Agreement to the                       Post-Effective Amendment #73 (6/26/03)
              Transfer Agency and Service Contract
(a)(xvi)      Amended Exhibit A to Anti-Money Laundering Delegation                   Post-Effective Amendment #78 (12/15/03)
              Agreement to the Transfer Agent and Service Contract
(a)(xvii)     Letter agreement incorporating the SSgA Directional Core                To be updated by amendment
              Equity Fund within the Transfer Agency and Service Agreement
(b)(i)        Administration Agreement                                                Post-Effective Amendment #35 (12/29/95)
(b)(ii)       Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Administration Agreement
(b)(iii)      Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Administration Agreement
(b)(iv)       Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Administration Agreement
(b)(v)        Letter agreement incorporating the Emerging Markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds within the Administration
              Agreement
(b)(vi)       Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund within the Administration Agreement
(b)(vii)      Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Administration Agreement
(b)(viii)     Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #35 (12/29/95)
              Growth, Balanced and Income and Growth Funds within the
              Administration Agreement
(b)(ix)       Amendment No. 4 to the Administration Agreement between                 Post-Effective Amendment #41 (6/2/97)
              Frank Russell Investment Management Company and SSgA
              Funds

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(b)(x)        Letter agreement incorporating the Special,                             Post-Effective Amendment #45  (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Administration Agreement
(b)(xi)       Letter agreement incorporating the Aggressive Equity                    Post-Effective Amendment #47 (9/1/98)
              Fund within the Administration Agreement
(b)(xii)      Letter agreement incorporating the IAM SHARES Fund                      Post-Effective Amendment #51 (5/28/99)
              within the Administration Agreement
(b)(xiii)     Letter agreement incorporating the Intermediate Municipal               Post-Effective Amendment #56 (5/31/00)
              Bond Fund within the Administration Agreement
(b)(xiv)      Letter agreement incorporating the MSCI EAFE Index Fund                 Post-Effective Amendment #63 (10/1/01)
              within the Administration Agreement
(b)(xv)       Letter agreement incorporating the Large Cap Value                      Post-Effective Amendment #77 (8/25/03)
              Fund/Large Cap Growth Opportunities Fund within the
              Administration Agreement
(b)(xvi)      Letter agreement incorporating the SSgA Directional Core                To be updated by amendment
              Equity Fund within the Administration Agreement
(b)(xvi)      Amendment No. 8 to Administration Agreement                             Post-Effective Amendment #71 (5/2/03)
10.           Other Material Contracts
              (a)     Master - Feeder Participation
                      Agreement - MSCI EAFE Index Fund                                Post-Effective Amendment #66 (12/28/01)
              (b)     Master - Feeder Participation Agreement -
                      S&P 500 Index Fund                                              Post-Effective Amendment #66 (12/28/01)
              (c)     Licensing Agreement -
                      MSCI EAFE Index Fund                                            Post-Effective Amendment #66 (12/28/01)
              (d)     Multiple Class Plan Pursuant to Rule 18f-3                      Post-Effective Amendment #77 (8/25/03)
              (d)(i)  Amendment to Multiple Class Plan Relating                       Post-Effective Amendment #78 (12/15/03)
                      to Class T Shares
              (e)     Plan of Liquidation and Termination Relating                    Post-Effective Amendment #78 (12/15/03)
                      to Intermediate Municipal Bond Fund
              (f)     Tri-Party Custodian Agreement relating to                       To be updated by amendment
                      SSgA Directional Core Equity Fund
11.           Opinion of Counsel
(a)           Relating to The Seven Seas Series Money Market Fund                     Post-Effective Amendment #42 (12/24/97)
(b)           Relating to The Seven Seas Series US Government Money                   Post-Effective Amendment #42 (12/24/97)
              Market Fund
(c)           Relating to The Seven Seas Series S&P 500 Index, S&P                    Post-Effective Amendment #42 (12/24/97)
              Midcap Index, Matrix Equity, International European
              Index, International Pacific Index and Short Term
              Government Securities Funds
(d)           Relating to The Seven Seas Series Yield Plus and Bond                   Post-Effective Amendment #42 (12/24/97)
              Market Funds
(e)           Relating to The Seven Seas Series US Treasury Money                     Post-Effective Amendment #42 (12/24/97)
              Market and Treasury Obligations Funds
(f)           Relating to The Seven Seas Series Growth and Income and                 Post-Effective Amendment #42 (12/24/97)
              Intermediate Funds
(g)           Relating to The Seven Seas Series Emerging Markets and                  Post-Effective Amendment #42 (12/24/97)
              Prime Money Market Funds
(h)           Relating to Class A, Class B and Class C Shares of The                  Post-Effective Amendment #42 (12/24/97)
              Seven Seas Series Money Market and US Government Money
              Market Funds
(i)           Relating to Class A, Class B and Class C Shares of The                  Post-Effective Amendment #42 (12/24/97)
              Seven Seas Series Tax Free Money Market Funds
(j)           Relating to The Seven Seas Series Real Estate Equity Fund               Post-Effective Amendment #42 (12/24/97)
(k)           Relating to the SSgA Life Solutions Growth, Balanced and                Post-Effective Amendment #41 (6/2/97)
              Income and Growth Funds
(l)           Relating to the Special, International Growth                           Post-Effective Amendment #45  (4/28/98)
              Opportunities and High Yield Bond Funds
(m)           Relating to the Aggressive Equity Fund                                  Post-Effective Amendment #47 (9/1/98)
(n)           Relating to the IAM SHARES Fund                                         Post-Effective Amendment #51 (5/28/99)
(o)           Relating to the Intermediate Municipal Bond Fund                        Post-Effective Amendment #56 (5/31/00)
(p)           Relating to Large Cap Value Fund/Large Cap Growth Opportunities         Post-Effective Amendment #75 (7/11/03)
              Fund
(q)           Relating to Directional Core Equity Fund                                To be updated by amendment
12.           Other Opinions:  Consent of Independent Accountants                     Post-Effective Amendment #8  (2/17/04)

13.           Financial Statements Omitted from Item 23                               None

14.           Letter of Investment Intent
(a)           The Seven Seas Series Money Market Fund                                 Post-Effective Amendment #42 (12/24/97)
(b)           The Seven Seas Series US Government Money Market Fund                   Post-Effective Amendment #42 (12/24/97)
(c)           The Seven Seas Series Government Securities, Index,                     Post-Effective Amendment #42 (12/24/97)
              Midcap Index, Matrix, European Index and Pacific Index
              Funds
(d)           The Seven Seas Series Yield Plus and Bond Market Funds                  Post-Effective Amendment #42 (12/24/97)
(e)           The Seven Seas Series US Treasury Money Market and                      Post-Effective Amendment #42 (12/24/97)
              Treasury Obligations Funds
(f)           The Seven Seas Series Growth and Income and Intermediate                Post-Effective Amendment #42 (12/24/97)
              Funds
(g)           The Seven Seas Series Emerging Markets and Prime Money                  Post-Effective Amendment #42 (12/24/97)
              Market Funds
(h)           Class B and C Shares of The Seven Seas Series Money                     Post-Effective Amendment #42 (12/24/97)
              Market and US Government Money Market Funds
(i)           The Seven Seas Series Tax Free Money Market Fund (Class                 Post-Effective Amendment #42 (12/24/97)
              A, B and C Shares)

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(j)           The Seven Seas Series Active International Fund                         Post-Effective Amendment #42 (12/24/97)
(k)           SSgA Life Solutions Growth, Balanced and Income and                     Post-Effective Amendment #41 (6/2/97)
              Growth Funds
(l)           SSgA Special, International Growth Opportunities and                    Post-Effective Amendment #45  (4/28/98)
              High Yield Bond Funds
(m)           SSgA Aggressive Equity Fund                                             Post-Effective Amendment #47 (9/1/98)
(n)           SSgA IAM SHARES Fund                                                    Post-Effective Amendment #51 (5/28/99)
(o)           SSgA Intermediate Municipal Bond Fund                                   Post-Effective Amendment #56 (5/31/00)
(p)           SSgA MSCI EAFE Index Fund                                               Post-Effective Amendment #63 (10/1/01)
(q)           Large Cap Value Fund/Large Cap Growth Opportunities Fund                Post-Effective Amendment #77 (8/25/03)
(r)           Class R Shares                                                          Post-Effective Amendment #77 (8/25/03)
(s)           Class T Shares                                                          Post-Effective Amendment #80 (2/17/04)
(t)           Directional Core Equity Fund                                            To be updated by amendment

15.           Prototype Retirement Plan                                               None

16.           Distribution Plans pursuant to Rule 12b-1
(a)           Plan of Distribution for the government Securities,                     Post-Effective Amendment #35 (12/29/95)
              Index, Midcap Index, Matrix, European Index and Pacific
              Index Funds as approved by the Board of Trustees
(a)(i)        Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Yield Plus and Bond Market Funds into the Plan
(a)(ii)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Money Market and US Government Money Market Funds into
              the Plan (Class A Shares)
(a)(iii)      Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              US Treasury Money Market and US Treasury Obligations
              Funds into the Plan
(a)(iv)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Growth and Income and Intermediate Funds into the Plan
(a)(v)        Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Emerging Markets and Prime Money Market Funds into the
              Plan
(a)(vi)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Class A Shares of the Tax Free Money Market Fund into
              the Plan
(a)(vii)      Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Small Cap, Active International and Real Estate Equity
              Funds into the Plan
(a)(viii)     Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #41 (6/2/97)
              Life Solutions Growth, Balanced and Income and Growth
              Funds into the Plan
(a)(ix)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #45  (4/28/98)
              Special, International Growth Opportunities and High
              Yield Bond Funds into the Plan
(a)(x)        Addendum to Plan of Distribution incorporating the                      Post-Effective Amendment #47 (9/1/98)
              Aggressive Equity Fund in the Plan
(a)(xi)       Addendum to Plan of Distribution incorporating the IAM                  Post-Effective Amendment #51 (5/28/99)
              SHARES Fund into the Plan
(a)(xii)      Addendum to Plan of Distribution incorporating the                      Post-Effective Amendment #56 (5/31/00)
              Intermediate Municipal Bond Fund into the Plan
(a)(xiii)     Addendum to Plan of Distribution incorporating the                      Post-Effective Amendment #63 (10/1/01)
              MSCI EAFE Index Fund into the Plan
(b)           Plan of Distribution for the Money Market and US                        Post-Effective Amendment #42 (12/24/97)
              Government Money Market Funds (Class B Shares) as
              approved by the Board of Trustees
(b)(i)        Addendum to the Plan of Distribution incorporating the                  To be filed by amendment
              Class B Shares of the Tax Free Money Market Fund
(c)           Plan of Distribution for the Money Market and US                        Post-Effective Amendment #42 (12/24/97)
              Government Money Market Funds (Class C Shares) as
              approved by the Board of Trustees
(c)(i)        Addendum to the Plan of Distribution incorporating the                  To be filed by amendment
              Class C Shares of the Tax Free Money Market Fund
(d)           Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
              Funds and State Street Bank and Trust Company
(d)(i)        Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #39 (12/27/96)
              Funds and State Street Brokerage Services, Inc.
(d)(ii)       Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #39 (12/27/96)
              Funds and State Street Bank and Trust Company,
              Metropolitan Division of Commercial Banking Services

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(d)(iii)      Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
              Funds and State Street Bank and Trust Company Retirement
              Investment Services Division
(d)(iv)       Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
              Funds and State Street Solutions
(d)(v)        Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #50 (3/15/99)
              Funds and Global Cash Management Division of State
              Street Bank and Trust Company
(d)(vi)       Shareholder Servicing Agreement, by and between SSgA
              Funds and State Street Bank and Trust Company High Net
              Worth Services Division                                                 Post-Effective Amendment #63 (10/1/01)
(d)(vii)      Assignment Agreement and Amendment No. 3 to
              Shareholder Servicing Agreement, by and between SSgA
              Funds and State Street Capital Markets LLC                              Post-Effective Amendment #63 (10/1/01)
(d)(viii)     Shareholder Servicing Agreement, by and between SSgA
              Funds and CitiStreet LLC                                                Post-Effective Amendment #63 (10/1/01)
(e)           Form of Agreement Pursuant to Rule 12b-1 Plan (relating                 To be filed by amendment
              to Class B Shares) as approved by the Board of Trustees
(f)           Form of Agreement Pursuant to Rule 12b-1 Plan (relating                 To be filed by amendment
              to Class C Shares) as approved by the Board of Trustees
(g)           Restated Rule 12b-1 Plan                                                Post-Effective Amendment #69 (12/27/02)
(g)(i)        Addendum to Plan of Distribution incorporating the Large                Post-Effective Amendment #77 (8/25/03)
              Cap Value Fund/Large Cap Growth Opportunities Fund into the
              Plan
(g)(ii)       Addendum to Plan of Distribution incorporate the SSgA                   To be updated by amendment
              Directional Core Equity Fund into the Plan
(h)           Class R Shares Rule 12b-1 Plan                                          Post-Effective Amendment #77 (8/25/03)
(i)           Class R Shares Addendum to Shareholder Servicing Agreement              Post-Effective Amendment #77 (8/25/03)
(j)           Class R Shares Addendum to Selected Broker Agreement                    Post-Effective Amendment #77 (8/25/03)
(k)           Class T Shares Rule 12b-1 Plan                                          Post-Effective Amendment #78 (12/15/03)

(l)           Class T Addendum to Shareholder Servicing Agreement                     Post-Effective Amendment #78 (12/15/03)

(m)           Class T Shares Addendum to Selected Broker Agreement                    Post-Effective Amendment #78 (12/15/03)

17.           Code of Ethics

              (a)   Relating to the Principal Underwriter                             Post-Effective Amendment #69 (12/27/02)

              (b)   Relating to the Investment Advisor                                To be updated by amendment
              (c)   Relating to the Registrant                                        Post-Effective Amendment #69 (12/27/02)
              (d)   Relating to Administrator                                         To be updated by amendment
              (e)   Relating Principal Executive and Senior Financial                 Post-Effective Amendment #78 (12/15/03)
                    Officers

Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------

          None


Item 25.  Indemnification
          ---------------

          Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant's First Amended and Restated Master Trust Agreement, which reads as follows:

"Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification."

          The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

          The Distribution Agreements relating to Class A, Class B and Class C Shares provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) ("Distributor") shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

          "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 26.  Business and Other Connections of Investment Adviser.
          -----------------------------------------------------

SSgA Funds Management, Inc., ("SFM") serves as investment advisor to the Registrant. SFM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SFM, State Street Bank and Trust Company ("State Street") and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

     NAME                      CAPACITY WITH ADVISOR                         BUSINESS NAME AND ADDRESS
                                                                                  OTHER POSITIONS
Thomas P. Kelly              Treasurer                    One Lincoln Street, Boston, MA
                                                          Principal and Comptroller, State Street Global Advisors, a
                                                          division of State Street Bank and Trust Company, Boston, MA

Mark J. Duggan               Chief Legal Officer          One Lincoln Street, Boston, MA
                                                          Principal and Associate Counsel, State Street Global Advisors,
                                                          a division of State Street Bank and Trust Company, Boston, MA

Peter A. Ambrosini           Chief Compliance Officer     One Lincoln Street, Boston, MA
                                                          Senior Principal and Chief Compliance and Risk Management
                                                          Officer, State  Street Global Advisors, a division of State
                                                          Street Bank and Trust Company, Boston, MA; from 9/85 to 2/01,
                                                          Managing Director, PriceWaterhouseCoopers Regulatory
                                                          Consulting Group, 125 High Street, Boston, MA

Timothy Harbert              Director                     One Lincoln Street, Boston, MA
                                                          Executive Vice President, State Street Bank and Trust Company,
                                                          Boston, MA; Chairman and Chief Executive Officer, State Street
                                                          Global Advisors, a division of State Street Bank and Trust
                                                          Company, Boston, MA

Mitchell H. Shames           Director                     One Lincoln Street, Boston, MA
                                                          Senior Principal and Chief Counsel, State Street Global
                                                          Advisors, a division of State Street Bank and Trust Company,
                                                          Boston, MA

Agustin Fleites              President & Director         One Lincoln Street, Boston, MA
                                                          Senior Principal, State Street Global Advisors, a division of
                                                          State Street Bank and  Trust Company, Boston, MA; Senior
                                                          Principal, State Street Global Markets LLC, Boston, MA
                                                          Principal Executive Officer and Chief Executive Officer,
                                                          SSga Funds, Boston, MA

Alan Brown                   Interim Co-head              One Lincoln Street, Boston, MA
                                                          Chief Investment Officer,
                                                          State Street Global Advisors,
                                                          Boston, MA

Peter Leahy                  Interim Co-head              One Lincoln Street, Boston, MA
                                                          Chief Operating Officer,
                                                          State Street Global Advisors,
                                                          Boston, MA

Item 27.  Principal Underwriters
          ----------------------

      (a) Investment companies (other than SSgA funds) for which SSGM acts as principal underwriter include the following exchange traded funds:

Dow Jones Global Titans Index Fund
Dow Jones U.S. Large Cap Growth Index Fund
Dow Jones U.S. Large Cap Value Index Fund
Dow Jones U.S. Small Cap Growth Index Fund
Dow Jones U.S. Small Cap Value Index Fund
Morgan Stanley Technology Index Fund
Morgan Stanley Internet Index Fund
Wilshire REIT Index Fund
FORTUNE 500 Index Fund

     (b) The directors and officers of State Street Global Markets LLC, their principal business address, and positions and offices with the Registrant and State Street Global Markets LLC are set forth below:

 NAME AND PRINCIPAL        POSITION AND OFFICES WITH     POSITION WITH
  BUSINESS ADDRESS        STATE STREET GLOBAL MARKETS      SSgA FUNDS
F. Charles Hindmarsh         President and CEO            None
One Lincoln Street
Boston, MA 02111

Nicholas J. Bonn             CFO/FINOP                    None
One Lincoln Street
Boston, MA 02111

Mark R. Hansen               Chief Compliance Officer     None
One Lincoln Street
Boston, MA 02111

Alfred Menis                 Principal/SROP and CROP      None
One Lincoln Street
Boston, MA 02111

Howard Fairweather           Director                     None
4 Parsons Street
Newburyport, MA
01950

Charles Kaye                 Director                     None
72 Foster Street
Littleton, MA  01460

Simon Wilson-Taylor          Director                     None
One Lincoln Street
Boston, MA 02111

Stanley Shelton              Director                     None
One Lincoln Street
Boston, MA 02111

Stefan Gavell                Director                     None
225 Franklin Street
Boston, MA  02110

Charles Cutrell              Director                     None
One Lincoln Street
Boston, MA 02111

*Address of all individuals:  909 A Street, Tacoma, Washington 98402

     (c)  Not applicable

Item 28.  Location of Accounts and Records
          --------------------------------

          The Registrant's Administrator, Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's investment adviser, transfer agent, and custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and 1776 Heritage Drive, North Quincy, Massachusetts 02171.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Registrant, the SSgA Funds, has duly caused this Post-Effective Amendment No. 82 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 12th day of October, 2004.

                            By:        /s/ Lynn L. Anderson
                                   ----------------------------------------
                                       Lynn L. Anderson, President and
                                       Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on October 12, 2004.

/s/ Lynn L. Anderson                     President and Chairman
-------------------------------          of the Board
Lynn L. Anderson

/s/ Agustin J. Fleites                   Principal Executive Officer
-------------------------------
Agustin J. Fleites

/s/ Steven J. Mastrovich                 Trustee
-------------------------------
Steven J. Mastrovich

/s/ William L. Marshall                  Trustee
-------------------------------
William L. Marshall

/s/ Patrick J. Riley                     Trustee
-------------------------------
Patrick J. Riley

/s/ Richard D. Shirk                     Trustee
-------------------------------
Richard D. Shirk

/s/ Bruce D. Taber                       Trustee
-------------------------------
Bruce D. Taber

/s/ Henry W. Todd                        Trustee
-------------------------------
Henry W. Todd

/s/ Mark E. Swanson                      Treasurer
-------------------------------
Mark E. Swanson

                                   SIGNATURES

       This Registration Statement contains certain disclosures regarding State Street MSCI(R) EAFE(R) Index Portfolio and the State Street Equity 500 Index Portfolio (the "Portfolios"), both series of State Street Master Funds (the "Trust"). The Trust has, subject to the next following sentence, duly caused this Registration Statement on Form N-1A of SSgA Funds (the "Registrant") to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on October 12, 2004. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolios, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

                                STATE STREET MASTER FUNDS

                                By:    /s/Donald A. Gignac
                                       ----------------------------
                                       Donald A. Gignac
                                       President, State Street Master Funds

       This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next following sentence, on October 12, 2004. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolios, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

SIGNATURE                                           TITLE

/s/Donald A. Gignac               President (Principal Executive Officer),
----------------------------      State Street Master Funds
Donald A. Gignac

/s/Karen D. Gillogly              Treasurer (Principal Accounting Officer),
----------------------------      State Street Master Funds
Karen D. Gillogly

/s/William L. Boyan*              Trustee, State Street Master Funds
----------------------------
William L. Boyan

/s/Michael F. Holland*            Trustee, State Street Master Funds
----------------------------
Michael F. Holland

/s/Rina K. Spence*                Trustee, State Street Master Funds
----------------------------
Rina K. Spence

/s/Douglas T. Williams*           Trustee, State Street Master Funds
----------------------------
Douglas T. Williams

*By:   /s/Julie A. Tedesco
       -------------------------
       Julie A. Tedesco
       as Attorney-in-Fact pursuant to Powers of Attorney